                                                                 Exhibit (17)(c)

                            Kent Funds Annual Report

                                  Growth and Income Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  December 31, 2000

[LOGO OF KENT FUNDS]

   Shares                    Security Description                   Market Value
   ------                    --------------------                   ------------

 COMMON STOCKS (96.5%):
            Advertising (0.2%):
     25,100 Interpublic Group Cos., Inc. ........................   $  1,068,319
                                                                    ------------

            Aerospace & Defense (0.6%):
     51,725 Boeing Co. ..........................................      3,413,850
     23,750 Lockheed Martin Corp. ...............................        806,313
                                                                    ------------
                                                                       4,220,163
                                                                    ------------

            Appliances & Household Products (0.0%):
      8,000 Maytag Corp. ........................................        258,500
                                                                    ------------

            Applications Software (2.2%):
    308,500 Microsoft Corp.*.....................................     13,381,187
     27,000 Parametric Technology Corp.*.........................        362,813
     14,200 Siebel Systems, Inc.*................................        960,275
                                                                    ------------
                                                                      14,704,275
                                                                    ------------

            Auto/Truck -- Original Equipment (0.1%):
     31,525 Delphi Automotive Systems Corp. .....................        354,656
      6,350 TRW, Inc. ...........................................        246,063
                                                                    ------------
                                                                         600,719
                                                                    ------------

            Auto/Truck -- Replacement Equipment (0.1%):
     22,650 Genuine Parts Co. ...................................        593,147
                                                                    ------------

            Automotive (0.6%):
    109,700 Ford Motor Co. ......................................      2,571,094
     31,200 General Motors Corp. ................................      1,589,250
                                                                    ------------
                                                                       4,160,344
                                                                    ------------

            Banks -- Major Regional (3.9%):
     67,975 Bank One Corp. ......................................      2,489,583
     10,000 Comerica, Inc. ......................................        593,750
     30,562 Fifth Third Bancorp..................................      1,826,080
     53,000 First Union Corp. ...................................      1,474,063
     57,000 Firstar Corp. .......................................      1,325,250
     63,675 FleetBoston Financial Corp. .........................      2,391,791
     16,500 Huntington Bancshares................................        267,094
     23,875 KeyCorp..............................................        668,500
     40,800 Mellon Financial Corp. ..............................      2,006,850
     34,300 National City Corp. .................................        986,125
     18,725 Northern Trust Corp. ................................      1,527,258
     27,025 PNC Bank Corp. ......................................      1,974,514
     10,950 State Street Corp. ..................................      1,360,100
      6,800 Union Planters Corp. ................................        243,100
     16,500 Wachovia Corp. ......................................        959,063
    117,675 Wells Fargo Co. .....................................      6,553,026
                                                                    ------------
                                                                      26,646,147
                                                                    ------------

            Banks -- Money Center (1.6%):
     90,100 Bank of America Corp. ...............................      4,133,338
     54,850 Bank of New York Co., Inc. ..........................      3,027,034
     72,400 Chase Manhattan Corp. ...............................      3,289,675
                                                                    ------------
                                                                      10,450,047
                                                                    ------------

   Shares                   Security Description                    Market Value
   ------                   --------------------                    ------------

 COMMON STOCKS (continued)
            Beverages -- Alcoholic (0.5%):
      6,000 Adolph Coors Co. ....................................   $    481,875
     58,300 Anheuser-Busch Co., Inc. ............................      2,652,650
                                                                    ------------
                                                                       3,134,525
                                                                    ------------

            Beverages -- Soft Drinks (1.9%):
    137,300 Coca-Cola Co. .......................................      8,366,719
     88,500 PepsiCo, Inc. .......................................      4,386,281
                                                                    ------------
                                                                      12,753,000
                                                                    ------------

            Broadcasting/Cable (0.6%):
     32,600 Clear Channel Communications, Inc.*..................      1,579,063
     55,000 Comcast Corp., Special Class A*......................      2,296,250
                                                                    ------------
                                                                       3,875,313
                                                                    ------------

            Building -- Maintenance & Services (0.0%):
      7,300 Ecolab, Inc. ........................................        315,269
                                                                    ------------

            Building Products -- Retail/Wholesale (1.1%):
    141,000 Home Depot, Inc. ....................................      6,441,937
     23,275 Lowe's Cos., Inc. ...................................      1,035,738
                                                                    ------------
                                                                       7,477,675
                                                                    ------------

            Building Products -- Wood (0.1%):
     15,425 Weyerhaeuser Co. ....................................        782,819
                                                                    ------------

            Chemicals -- Diversified (0.9%):
     41,075 Dow Chemical Co. ....................................      1,504,372
     58,900 E.I. du Pont de Nemours & Co. .......................      2,845,606
     23,100 PPG Industries, Inc. ................................      1,069,819
      7,775 Union Carbide Corp. .................................        418,392
                                                                    ------------
                                                                       5,838,189
                                                                    ------------

            Chemicals -- Specialty (0.3%):
     15,400 Air Products & Chemical, Inc. .......................        631,399
      8,700 Eastman Chemical Co. ................................        424,125
      9,900 Praxair, Inc. .......................................        439,313
      9,800 Sigma-Aldrich Corp. .................................        385,263
                                                                    ------------
                                                                       1,880,100
                                                                    ------------

            Circuits (0.1%):
     15,600 Maxim Integrated Products, Inc.*.....................        745,875
                                                                    ------------

            Commercial Services (0.2%):
     63,325 Cendant Corp.*.......................................        609,503
     10,000 Convergys Corp.*.....................................        453,125
                                                                    ------------
                                                                       1,062,628
                                                                    ------------

            Commercial Services -- Finance (0.1%):
     10,000 H & R Block, Inc. ...................................        413,750
                                                                    ------------

            Computer Software (1.6%):
     13,700 Adobe Systems, Inc. .................................        797,169
     10,000 Autodesk, Inc. ......................................        269,375
     46,500 Computer Associates International, Inc. .............        906,750

                                   Continued

                                  Growth and Income Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS (continued) December 31, 2000

   Shares                   Security Description                    Market Value
   ------                   --------------------                    ------------

 COMMON STOCKS (continued)
            Computer Software (continued)
    313,500 Oracle Corp.*........................................   $  9,111,094
                                                                    ------------
                                                                      11,084,388
                                                                    ------------

            Computers (3.3%):
    155,975 Dell Computer Corp.*.................................      2,719,814
     19,275 Gateway Inc.*........................................        346,757
    135,000 Hewlett-Packard Co. .................................      4,260,938
    114,000 IBM Corp. ...........................................      9,689,999
    176,600 Sun Microsystems, Inc.*..............................      4,922,725
                                                                    ------------
                                                                      21,940,233
                                                                    ------------

            Computers -- Memory Devices (1.5%):
    126,375 EMC Corp.*...........................................      8,403,938
     22,600 VERITAS Software Corp.*..............................      1,977,500
                                                                    ------------
                                                                      10,381,438
                                                                    ------------

            Computers -- Micro (0.3%):
    112,675 Compaq Computer Corp. ...............................      1,695,759
                                                                    ------------

            Computers -- Networking Products (2.4%):
    399,400 Cisco Systems, Inc.*.................................     15,277,050
     17,750 Network Appliance, Inc.*.............................      1,139,328
                                                                    ------------
                                                                      16,416,378
                                                                    ------------

            Computers -- Services (0.6%):
     12,250 Computer Sciences Corp.*.............................        736,531
     32,050 Electronic Data Systems Corp. .......................      1,850,888
     27,375 First Data Corp. ....................................      1,442,320
                                                                    ------------
                                                                       4,029,739
                                                                    ------------

            Consumer Products (0.1%):
     14,400 Clorox, Inc. ........................................        511,200
     15,000 Fortune Brands, Inc. ................................        450,000
                                                                    ------------
                                                                         961,200
                                                                    ------------

            Containers -- Paper & Plastic (0.1%):
     31,500 Pactiv Corp.*........................................        389,813
                                                                    ------------

            Cosmetics & Toiletries (0.7%):
     10,375 Alberto-Culver Co., Class B..........................        444,180
     39,812 Gillette Co. ........................................      1,438,209
     40,700 Kimberly-Clark Corp. ................................      2,877,082
                                                                    ------------
                                                                       4,759,471
                                                                    ------------

            Data Processing/Management (0.7%):
     77,200 Automatic Data Processing, Inc. .....................      4,887,725
                                                                    ------------

            Diversified (4.9%):
    557,300 General Electric Co. ................................     26,715,568
     10,975 Johnson Controls, Inc. ..............................        570,700
     27,025 Minnesota Mining & Manufacturing Co. ................      3,256,512
     14,975 Textron, Inc. .......................................        696,338
     34,025 United Technologies Corp. ...........................      2,675,215
                                                                    ------------
                                                                      33,914,333
                                                                    ------------

   Shares                    Security Description                   Market Value
   ------                    --------------------                   ------------

 COMMON STOCKS (continued)
            Diversified Manufacturing (1.3%):
     49,000 Honeywell International, Inc. .......................   $  2,318,313
    114,025 Tyco International, Ltd. ............................      6,328,387
                                                                    ------------
                                                                       8,646,700
                                                                    ------------
            Electric -- Integrated (0.7%):
     24,300 Exelon Corp. ........................................      1,706,104
     16,566 NiSource, Inc. ......................................        509,411
     31,675 TXU Corp. ...........................................      1,403,598
     32,050 Xcel Energy, Inc. ...................................        931,453
                                                                    ------------
                                                                       4,550,566
                                                                    ------------
            Electronic -- Miscellaneous Components (0.2%):
     17,000 Linear Technology Corp. .............................        786,250
      8,480 Sanmina Corp.*.......................................        649,780
                                                                    ------------
                                                                       1,436,030
                                                                    ------------
            Electronic Components -- Semiconductors (3.7%):
     18,250 Advanced Micro Devices, Inc.*........................        252,078
     23,500 Altera Corp.*........................................        618,344
     21,000 Analog Devices, Inc.*................................      1,074,938
     47,275 Applied Materials, Inc.*.............................      1,805,314
      6,400 Broadcom Corp., Class A*.............................        537,600
    388,600 Intel Corp. .........................................     11,682,287
     29,500 Micron Technology, Inc.*.............................      1,047,250
     15,000 Novellus Systems, Inc.*..............................        539,063
      4,900 QLogic Corp.*........................................        377,300
     18,250 Rockwell International Corp. ........................        869,156
    106,725 Texas Instruments, Inc. .............................      5,056,096
     10,100 Vitesse Semiconductor Corp.*.........................        558,656
     19,095 Xilinx, Inc.*........................................        880,757
                                                                    ------------
                                                                      25,298,839
                                                                    ------------

            Electronic Components/Instruments (0.2%):
     36,050 Solectron Corp.*.....................................      1,222,095
                                                                    ------------

            Electronic Measuring Equipment (0.0%):
      6,000 Tektronix, Inc. .....................................        202,125
                                                                    ------------

            Electronic Measuring Instruments (0.2%):
     27,375 Agilent Technologies, Inc.*..........................      1,498,781
                                                                    ------------

            Electronics (0.0%):
     20,000 American Power Conversion Corp.*.....................        247,500
                                                                    ------------

            Fiber Optics (0.4%):
     55,500 Corning, Inc. .......................................      2,931,094
                                                                    ------------

            Finance (0.4%):
     44,800 Washington Mutual, Inc. .............................      2,377,200
                                                                    ------------

            Financial -- Consumer Loans (0.3%):
     37,875 Household International, Inc. .......................      2,083,125
                                                                    ------------

                                   Continued

                                  Growth and Income Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS (continued) December 31, 2000

[LOGO OF KENT FUNDS]

   Shares                   Security Description                  Market Value
   ------                   --------------------                  ------------

 COMMON STOCKS (continued)
            Financial -- Investment Banker/Broker (1.2%):
     76,625 Charles Schwab Corp. ..............................   $  2,174,234
     10,600 J.P. Morgan & Co., Inc. ...........................      1,754,300
     56,600 Merrill Lynch & Co., Inc. .........................      3,859,413
                                                                  ------------
                                                                     7,787,947
                                                                  ------------

            Financial -- Miscellaneous Services (1.1%):
     89,975 American Express Co. ..............................      4,943,002
     12,350 Capital One Financial Corp. .......................        812,784
     52,275 MBNA Corp. ........................................      1,930,908
                                                                  ------------
                                                                     7,686,694
                                                                  ------------

            Financial -- Mortgage & Related Services (1.3%):
     63,000 Fannie Mae.........................................      5,465,250
     44,975 Freddie Mac........................................      3,097,653
                                                                  ------------
                                                                     8,562,903
                                                                  ------------

            Financial Services -- Diversified (3.3%):
    326,376 Citigroup, Inc. ...................................     16,665,569
     74,850 Morgan Stanley Dean Witter & Co. ..................      5,931,863
                                                                  ------------
                                                                    22,597,432
                                                                  ------------

            Food -- Canned (0.2%):
     22,991 H.J. Heinz Co. ....................................      1,090,636
                                                                  ------------

            Food -- Diversified (1.3%):
     34,600 ConAgra, Inc. .....................................        899,600
     33,325 General Mills, Inc. ...............................      1,485,045
     23,775 Kellogg Co. .......................................        624,094
     13,000 Quaker Oats Co. ...................................      1,265,875
     25,375 Ralston Purina Group...............................        662,922
     75,000 Sara Lee Corp. ....................................      1,842,188
     34,100 Unilever NV........................................      2,146,168
                                                                  ------------
                                                                     8,925,892
                                                                  ------------

            Food Items -- Wholesale (0.1%):
     39,150 SUPERVALU, Inc. ...................................        543,206
                                                                  ------------

            Food Products (0.4%):
     38,928 Archer-Daniels-Midland Co. ........................        583,920
     28,675 Safeway, Inc.*.....................................      1,792,188
                                                                  ------------
                                                                     2,376,108
                                                                  ------------
            Gas -- Distribution (0.1%):
     21,200 KeySpan Corp. .....................................        898,350
                                                                  ------------
            Hotels & Lodging (0.2%):
     31,050 Marriott International, Inc., Class A..............      1,311,863
                                                                  ------------

            Insurance -- Brokers (0.4%):
     21,925 Marsh & McLennan Cos., Inc. .......................      2,565,225
                                                                  ------------

            Insurance -- Life & Health (0.8%):
     22,000 American General Corp. ............................      1,792,999
     13,250 CIGNA Corp. .......................................      1,752,975
      5,600 Jefferson-Pilot Corp. .............................        418,600

   Shares                  Security Description                   Market Value
   ------                  --------------------                   ------------

 COMMON STOCKS (continued)
            Insurance -- Life & Health (continued)
     11,000 Lincoln National Corp. ..........................     $    520,438
     16,175 Torchmark Corp. .................................          621,727
                                                                  ------------
                                                                     5,106,739
                                                                  ------------

            Insurance -- Multi-Line (2.7%):
      8,275 Aetna, Inc.*.....................................          339,792
     45,050 Allstate Corp. ..................................        1,962,491
    147,600 American International Group, Inc. ..............       14,547,824
     42,000 MetLife, Inc. ...................................        1,470,000
                                                                  ------------
                                                                    18,320,107
                                                                  ------------

            Insurance -- Property & Casualty (0.1%):
     10,975 Safeco Corp. ....................................          360,803
                                                                  ------------

            Insurance -- Financial Guarantee (0.1%):
      5,225 MBIA, Inc. ......................................          387,303
                                                                  ------------

            Leisure & Recreation Products (0.0%):
     11,800 Brunswick Corp. .................................          193,963
                                                                  ------------

            Machinery -- Electrical (0.4%):
     34,000 Emerson Electric Co. ............................        2,679,625
                                                                  ------------

            Machinery -- Farm (0.1%):
     14,000 Deere & Co. .....................................          641,375
                                                                  ------------

            Machinery -- General Industrial (0.2%):
     12,350 Dover Corp. .....................................          500,947
     17,900 Illinois Tool Works, Inc. .......................        1,066,169
                                                                  ------------
                                                                     1,567,116
                                                                  ------------

            Media Conglomerates (1.7%):
    118,600 The Walt Disney Co. .............................        3,431,988
     79,375 Time Warner, Inc. ...............................        4,146,550
     84,400 Viacom, Inc., Class B*...........................        3,945,700
                                                                  ------------
                                                                    11,524,238
                                                                  ------------

            Medical -- Biomedical/Genetic (0.7%):
     59,800 Amgen, Inc.*.....................................        3,823,463
     12,000 Biogen, Inc.*....................................          720,750
                                                                  ------------
                                                                     4,544,213
                                                                  ------------

            Medical -- Drugs (9.5%):
     90,250 Abbott Laboratories..............................        4,371,484
     76,000 American Home Products Corp. ....................        4,829,800
    118,100 Bristol-Myers Squibb Co. ........................        8,732,019
     70,500 Eli Lilly & Co. .................................        6,560,906
     11,000 MedImmune, Inc.*.................................          524,563
    135,850 Merck & Co., Inc. ...............................       12,718,956
    366,300 Pfizer, Inc. ....................................       16,849,799
     73,900 Pharmacia Corp. .................................        4,507,900
     93,300 Schering-Plough Corp. ...........................        5,294,775
                                                                  ------------
                                                                    64,390,202
                                                                  ------------


                                   Continued

                                  Growth and Income Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS (continued) December 31, 2000

   Shares                   Security Description                    Market Value
   ------                   --------------------                    ------------

 COMMON STOCKS (continued)
            Medical -- Health Medical Organization (0.1%):
      3,600 Wellpoint Health Networks*...........................   $    414,900
                                                                    ------------

            Medical -- Hospital (0.3%):
     32,400 HCA-The Healthcare Co. ..............................      1,425,924
     19,000 Tenet Healthcare Corp. ..............................        844,313
                                                                    ------------
                                                                       2,270,237
                                                                    ------------

            Medical -- Outpatient/Home Care (0.1%):
     25,000 HEALTHSOUTH Corp.*...................................        407,813
                                                                    ------------

            Medical -- Wholesale Drug Distribution (0.2%):
     15,000 Cardinal Health, Inc. ...............................      1,494,375
                                                                    ------------

            Medical Instruments (0.9%):
     10,200 Biomet, Inc. ........................................        404,813
     29,075 Guidant Corp.*.......................................      1,568,233
     67,350 Medtronic, Inc. .....................................      4,066,256
                                                                    ------------
                                                                       6,039,302
                                                                    ------------

            Medical Products (1.6%):
     20,750 Baxter International, Inc. ..........................      1,832,484
     87,000 Johnson & Johnson....................................      9,140,438
                                                                    ------------
                                                                      10,972,922
                                                                    ------------

            Medical/Dental Supplies (0.1%):
     14,350 C.R. Bard, Inc. .....................................        668,172
                                                                    ------------

            Metal -- Gold (0.1%):
     32,000 Barrick Gold Corp. ..................................        524,160
     10,500 Newmont Mining Corp. ................................        179,156
                                                                    ------------
                                                                         703,316
                                                                    ------------

            Metals (0.4%):
     70,180 Alcoa, Inc. .........................................      2,351,030
      9,500 Inco, Ltd.*..........................................        159,220
      4,772 Phelps Dodge Corp. ..................................        266,337
                                                                    ------------
                                                                       2,776,587
                                                                    ------------

            Multimedia (0.7%):
    133,400 America Online, Inc.*................................      4,642,320
                                                                    ------------

            Networking Products (0.4%):
    187,000 Lucent Technologies, Inc. ...........................      2,524,500
                                                                    ------------

            Office Automation & Equipment (0.1%):
     24,650 Pitney Bowes, Inc. ..................................        816,531
                                                                    ------------
            Office Supplies & Forms (0.1%):
      7,325 Avery Dennison Corp. ................................        401,959
                                                                    ------------

            Oil & Gas (0.3%):
     45,525 Conoco, Inc., Class B................................      1,317,380
     11,100 Transocean Sedco Forex, Inc. ........................        510,600
                                                                    ------------
                                                                       1,827,980
                                                                    ------------

            Oil & Gas -- Exploration & Production (0.1%):
      5,100 Kerr-Mcgee Corp. ....................................        341,381
                                                                    ------------

   Shares                    Security Description                   Market Value
   ------                    --------------------                   ------------

 COMMON STOCKS (continued)
            Oil -- Field Services (0.6%):
     42,700 Halliburton Co. .....................................   $  1,547,875
     35,150 Schlumberger, Ltd. ..................................      2,809,803
                                                                    ------------
                                                                       4,357,678
                                                                    ------------

            Oil -- International Integrated (4.5%):
     43,800 Chevron Corp. .......................................      3,698,363
    206,000 Exxon Mobil Corp. ...................................     17,909,124
    124,000 Royal Dutch Petroleum Co., ADR.......................      7,509,750
     33,675 Texaco, Inc. ........................................      2,092,059
                                                                    ------------
                                                                      31,209,296
                                                                    ------------

            Oil -- Production/Pipeline (0.7%):
     17,400 Dynegy Inc. .........................................        975,488
     48,100 Enron Corp. .........................................      3,998,312
                                                                    ------------
                                                                       4,973,800
                                                                    ------------

            Oil -- U.S. Exploration & Production (0.1%):
     18,450 Burlington Resources, Inc. ..........................        931,725
                                                                    ------------

            Oil -- U.S. Integrated (0.5%):
     25,300 Phillips Petroleum Co. ..............................      1,438,937
     27,025 Unocal Corp. ........................................      1,045,530
     26,575 USX-Marathon Group...................................        737,456
                                                                    ------------
                                                                       3,221,923
                                                                    ------------

            Paper & Related Products (0.3%):
     32,500 International Paper Co. .............................      1,326,406
     24,925 Mead Corp. ..........................................        782,022
                                                                    ------------
                                                                       2,108,428
                                                                    ------------

            Photography (0.1%):
     17,900 Eastman Kodak Co. ...................................        704,813
                                                                    ------------

            Pipelines (0.3%):
     12,900 El Paso Energy Corporation ..........................        923,963
     31,050 The Williams Companies, Inc. ........................      1,240,059
                                                                    ------------
                                                                       2,164,022
                                                                    ------------

            Pollution Control (0.1%):
     34,000 Waste Management, Inc. ..............................        943,500
                                                                    ------------

            Printers & Related Products (0.0%):
      7,325 Lexmark International Group, Inc.*...................        324,589
                                                                    ------------
            Printing -- Commercial (0.1%):
     14,000 R.R. Donnelley & Sons Co. ...........................        378,000
                                                                    ------------

            Publishing -- Books (0.2%):
     18,725 McGraw-Hill Cos., Inc. ..............................      1,097,753
                                                                    ------------

            Publishing -- Newspapers (0.5%):
     25,650 Gannett, Inc. .......................................      1,617,553
      5,850 Knight-Ridder, Inc. .................................        332,719
     16,625 New York Times Co. ..................................        666,039
     18,000 Tribune Co. .........................................        760,500
                                                                    ------------
                                                                       3,376,811
                                                                    ------------


                                   Continued

                                  Growth & Income Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS (continued) December 31, 2000

[LOGO OF KENT FUNDS]

   Shares                    Security Description                   Market Value
   ------                    --------------------                   ------------

 COMMON STOCKS (continued)
            Restaurants (0.5%):
     98,525 McDonald's Corp. ....................................   $  3,349,850
     10,000 Tricon Global Restaurants*...........................        330,000
                                                                    ------------
                                                                       3,679,850
                                                                    ------------

            Retail (0.4%):
     21,150 Best Buy Co.*........................................        625,247
     21,000 Kohl's Corp.*........................................      1,281,000
     38,000 Staples, Inc.*.......................................        448,875
                                                                    ------------
                                                                       2,355,122
                                                                    ------------

            Retail -- Apparel/Shoes (0.4%):
     67,025 Gap, Inc. ...........................................      1,709,137
     43,450 Limited, Inc. .......................................        741,366
                                                                    ------------
                                                                       2,450,503
                                                                    ------------

            Retail -- Consumer Electronics (0.1%):
     10,000 RadioShack Corp. ....................................        428,125
                                                                    ------------

            Retail -- Discount (2.1%):
    263,000 Wal-Mart Stores, Inc.(b).............................     13,971,875
                                                                    ------------

            Retail -- Drug Store (0.6%):
     22,150 CVS Corp. ...........................................      1,327,616
     56,850 Walgreen Co. ........................................      2,377,040
                                                                    ------------
                                                                       3,704,656
                                                                    ------------

            Retail -- Jewelry (0.0%):
      9,500 Tiffany & Co. .......................................        300,438
                                                                    ------------

            Retail -- Major Department Stores (0.5%):
     26,200 Sears, Roebuck & Co. ................................        910,450
     72,100 Target Corp. ........................................      2,325,225
                                                                    ------------
                                                                       3,235,675
                                                                    ------------

            Retail -- Regional Department Stores (0.1%):
     15,500 Federated Department Stores, Inc.*...................        542,500
                                                                    ------------

            Retail/Food & Drug (0.2%):
     45,400 Kroger Co.*..........................................      1,228,638
                                                                    ------------

            Retail/Wholesale -- Auto Parts (0.1%):
     17,000 AutoZone, Inc.*......................................        484,500
                                                                    ------------
            Rubber -- Tires (0.1%):
     12,600 The B.F. Goodrich Co. ...............................        458,325
                                                                    ------------

            Shoes & Related Apparel (0.2%):
     21,700 Nike, Inc., Class B..................................      1,211,131
                                                                    ------------

            Soap & Cleaning Preparations (1.2%):
     40,625 Colgate-Palmolive Co. ...............................      2,622,344
     72,100 Procter & Gamble Co. ................................      5,655,344
                                                                    ------------
                                                                       8,277,688
                                                                    ------------

   Shares                   Security Description                    Market Value
   ------                   --------------------                    ------------

 COMMON STOCKS (continued)
            Steel -- Producers (0.1%):
      8,225 Nucor Corp. .........................................   $    326,430
     11,500 USX-U.S. Steel Group.................................        207,000
                                                                    ------------
                                                                         533,430
                                                                    ------------

            Telecommunications -- Equipment (1.9%):
     48,400 ADC Telecommunications, Inc.*........................        877,250
      8,885 Comverse Technology, Inc.*...........................        965,133
     53,300 JDS Uniphase Corp.*..................................      2,221,944
    173,000 Nortel Networks Corp., ADR...........................      5,546,812
     23,600 QUALCOMM, Inc.*......................................      1,939,625
     24,750 Tellabs, Inc.*.......................................      1,398,375
                                                                    ------------
                                                                      12,949,139
                                                                    ------------

            Telecommunications -- Services and Equipment (0.4%):
     17,000 Avaya, Inc.*.........................................        175,313
     13,825 CenturyTel, Inc. ....................................        494,244
     43,000 Nextel Communications, Inc., Class A*................      1,064,249
     38,000 Sprint Corp., PCS Group*.............................        776,625
                                                                    ------------
                                                                       2,510,431
                                                                    ------------

            Telephone -- Integrated (2.7%):
    208,000 AT&T Corp. ..........................................      3,601,000
     95,000 Qwest Communications International, Inc.*............      3,895,000
    162,600 Verizon Communications, Inc. ........................      8,150,324
    161,000 WorldCom, Inc.*......................................      2,264,063
                                                                    ------------
                                                                      17,910,387
                                                                    ------------

            Tobacco (1.0%):
    133,550 Philip Morris Cos., Inc. ............................      5,876,200
     23,550 U.S.T., Inc. ........................................        660,872
                                                                    ------------
                                                                       6,537,072
                                                                    ------------

            Tools -- Hand Held (0.1%):
     10,050 Snap-On, Inc. .......................................        280,144
     16,500 The Stanley Works....................................        514,594
                                                                    ------------
                                                                         794,738
                                                                    ------------

            Toys/Game/Hobby (0.1%):
     35,000 Mattel, Inc. ........................................        505,400
                                                                    ------------

            Transportation -- Air Freight (0.1%):
     19,450 FDX Corp.* ..........................................        777,222
                                                                    ------------

            Transportation -- Airline (0.3%):
     10,000 AMR Corp. ...........................................        391,875
     10,000 Delta Air Lines, Inc. ...............................        501,875
     33,700 Southwest Airlines Co. ..............................      1,129,961
                                                                    ------------
                                                                       2,023,711
                                                                    ------------

            Transportation -- Railroad (0.3%):
     21,000 Burlington Northern Santa Fe Corp. ..................        594,563
     23,925 Union Pacific Corp. .................................      1,214,193
                                                                    ------------
                                                                       1,808,756
                                                                    ------------

                                   Continued

                                  Growth and Income Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS (continued) December 31, 2000

   Shares                   Security Description                   Market Value
   ------                   --------------------                   ------------

 COMMON STOCKS (continued)
            Utilities -- Electric Power (2.0%):
     28,575 Consolidated Edison, Inc. ..........................   $  1,100,138
     20,000 Detroit Edison Co. .................................        778,750
     34,025 Duke Energy Corp. ..................................      2,900,630
     31,850 Entergy Corp. ......................................      1,347,653
     18,350 First Energy Corp. .................................        579,172
     20,825 Florida Power & Light, Inc. ........................      1,494,194
     31,950 Public Service Enterprise Group, Inc. ..............      1,553,569
     36,875 Reliant Energy, Inc. ...............................      1,597,148
     53,850 Southern Co. .......................................      1,790,513
                                                                   ------------
                                                                     13,141,767
                                                                   ------------

            Utilities -- Telephone (2.3%):
    110,000 BellSouth Corp. ....................................      4,503,125
    205,000 SBC Communications, Inc. ...........................      9,788,750
     49,000 Sprint Corp. .......................................        995,313
                                                                   ------------
                                                                     15,287,188
                                                                   ------------

            Wireless Equipment (0.6%):
    151,000 Motorola, Inc. .....................................      3,057,750
     31,147 Palm, Inc.*.........................................        881,849
                                                                   ------------
                                                                      3,939,599
                                                                   ------------
            Total Common Stocks.................................    649,139,775
                                                                   ------------

 INVESTMENT COMPANIES (3.5%):
        269 Dreyfus Cash Management Money Market Fund...........            269
 23,645,747 Federated Prime Value Obligations Money Market
            Fund................................................     23,645,747
                                                                   ------------
            Total Investment Companies..........................     23,646,016
                                                                   ------------
 Total Investments (Cost $422,572,593) (a) -- 100.0%.............   672,785,791
 Liabilities in excess of other assets -- 0.0%...................      (78,849)
                                                                   ------------
 Net Assets -- 100.0%............................................  $672,706,942
                                                                   ============

-------
(a) Represents cost for financial reporting purposes and differs from cost basis for Federal income tax purposes by the amount of losses recognized for financial reporting in excess of Federal income tax reporting of $511,688. Cost for Federal income tax purposes differs from market value by net unrealized appreciation of securities as follows:

   Unrealized appreciation........................................ $275,474,803
   Unrealized depreciation........................................  (25,773,293)
                                                                   ------------
   Net unrealized appreciation.................................... $249,701,510
                                                                   ============

(b) Part of this security has been deposited as initial margin on open futures contracts.
*  Non-income producing security.
ADR -- American Depositary Receipt
At December 31, 2000, the Fund's open long future contracts were as follows:

                                                         Unrealized
  # of             Opening             Notional         Depreciation         Market
Contracts       Contract Type           Amount           on Futures           Value
---------       -------------          --------         ------------         ------
    62        Standard & Poor's       $21,017,620        $(325,120)        $20,692,500
                500, 3/15/01

                       See Notes to Financial Statements.

                                  Index Equity Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  December 31, 2000

[LOGO OF KENT FUNDS]

   Shares                    Security Description                   Market Value
   ------                    --------------------                   ------------

 COMMON STOCKS (98.5%):
            Advertising (0.2%):
     23,300 Interpublic Group Cos., Inc..........................   $    991,706
     13,500 Omnicom Group........................................      1,118,813
                                                                    ------------
                                                                       2,110,519
                                                                    ------------

            Aerospace & Defense (0.9%):
     67,892 Boeing Co............................................      4,480,872
     15,000 General Dynamics Corp. ..............................      1,170,000
     32,288 Lockheed Martin Corp.................................      1,096,178
      5,300 Northrop Grumman Corp................................        439,900
     25,700 Raytheon Co., Class B................................        798,306
                                                                    ------------
                                                                       7,985,256
                                                                    ------------

            Appliances & Household Products (0.0%):
      5,800 Maytag Corp. ........................................        187,413
      5,300 Whirlpool Corp.......................................        252,743
                                                                    ------------
                                                                         440,156
                                                                    ------------

            Applications Software (2.3%):
     14,100 Citrix Systems, Inc.*................................        317,250
     15,400 Intuit, Inc.*........................................        607,337
    402,700 Microsoft Corp.*.....................................     17,467,112
     20,626 Parametric Technology Corp.*.........................        277,162
     31,500 Siebel Systems, Inc.*................................      2,130,187
                                                                    ------------
                                                                      20,799,048
                                                                    ------------

            Auto/Truck -- Original Equipment (0.2%):
      3,100 Cummins Engine, Inc. ................................        117,606
     11,332 Dana Corp............................................        173,521
     42,384 Delphi Automotive Systems Corp.......................        476,819
      5,400 Eaton Corp...........................................        406,013
      4,420 Navistar International Corp.*........................        115,749
      5,750 PACCAR, Inc..........................................        283,188
      9,300 TRW, Inc.............................................        360,375
      9,762 Visteon Corp. .......................................        112,263
                                                                    ------------
                                                                       2,045,534
                                                                    ------------

            Auto/Truck -- Replacement Equipment (0.0%):
     13,225 Genuine Parts Co.....................................        346,330
                                                                    ------------

            Automotive (0.6%):
    143,303 Ford Motor Co........................................      3,358,664
     42,700 General Motors Corp..................................      2,175,031
                                                                    ------------
                                                                       5,533,695
                                                                    ------------

            Banks -- Central U.S. (0.1%):
     10,395 Old Kent Financial Corp.**...........................        454,781
                                                                    ------------

            Banks -- Major Regional (3.8%):
     87,511 Bank One Corp. ......................................      3,205,089
     11,850 Comerica, Inc........................................        703,594
     35,250 Fifth Third Bancorp..................................      2,106,187
     74,570 First Union Corp. ...................................      2,073,978
     72,582 Firstar Corp. .......................................      1,687,532
     68,344 FleetBoston Financial Corp...........................      2,567,171
     19,061 Huntington Bancshares................................        308,550

   Shares                    Security Description                   Market Value
   ------                    --------------------                   ------------

 COMMON STOCKS (continued)
            Banks -- Major Regional (continued)
     32,600 KeyCorp..............................................   $    912,800
     37,000 Mellon Financial Corp................................      1,819,938
     46,000 National City Corp...................................      1,322,500
     16,800 Northern Trust Corp. ................................      1,370,250
     21,900 PNC Bank Corp........................................      1,600,069
     12,200 State Street Corp....................................      1,515,362
     13,200 Summit Bancorp.......................................        504,075
     22,600 SunTrust Banks, Inc..................................      1,423,800
     56,462 U.S. Bancorp.........................................      1,647,985
     10,200 Union Planters Corp. ................................        364,650
     15,400 Wachovia Corp........................................        895,125
    126,100 Wells Fargo Co.......................................      7,022,193
                                                                    ------------
                                                                      33,050,848
                                                                    ------------

            Banks -- Money Center (1.6%):
    124,392 Bank of America Corp.................................      5,706,483
     55,900 Bank of New York Co., Inc............................      3,084,981
     30,300 BB&T Corp............................................      1,130,569
     99,124 Chase Manhattan Corp.................................      4,503,947
                                                                    ------------
                                                                      14,425,980
                                                                    ------------

            Banks -- South (0.1%):
     28,550 AmSouth Bancorporation...............................        435,388
     12,700 SouthTrust Corp......................................        516,731
                                                                    ------------
                                                                         952,119
                                                                    ------------

            Beverages -- Alcoholic (0.4%):
      2,800 Adolph Coors Co......................................        224,875
     68,540 Anheuser-Busch Co., Inc..............................      3,118,570
      5,100 Brown-Forman Corp....................................        339,150
                                                                    ------------
                                                                       3,682,595
                                                                    ------------

            Beverages -- Soft Drinks (1.9%):
    187,500 Coca-Cola Co.........................................     11,425,782
    109,300 PepsiCo, Inc.........................................      5,417,181
                                                                    ------------
                                                                      16,842,963
                                                                    ------------

            Broadcasting/Cable (0.6%):
     44,300 Clear Channel Communications, Inc.*..................      2,145,781
     68,500 Comcast Corp., Special Class A*......................      2,859,875
                                                                    ------------
                                                                       5,005,656
                                                                    ------------

            Building & Construction -- Miscellaneous (0.1%):
     34,600 Masco Corp. .........................................        888,787
      7,500 Vulcan Materials Co..................................        359,063
                                                                    ------------
                                                                       1,247,850
                                                                    ------------

            Building -- Heavy Construction (0.0%):
      5,600 Fluor Corp...........................................        185,150
                                                                    ------------

            Building -- Maintenance & Services (0.0%):
      9,700 Ecolab, Inc..........................................        418,919
                                                                    ------------


                                   Continued

                                  Index Equity Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS (continued) December 31, 2000

   Shares                   Security Description                    Market Value
   ------                   --------------------                    ------------

 COMMON STOCKS (continued)
            Building -- Residential/Commercial (0.0%):
      4,400 Centex Corp..........................................   $    165,274
      3,640 Kaufman & Broad Home Corp............................        122,623
      3,000 Pulte Corp. .........................................        126,563
                                                                    ------------
                                                                         414,460
                                                                    ------------

            Building Products -- Retail/Wholesale (1.0%):
    175,343 Home Depot, Inc......................................      8,010,983
     29,000 Lowe's Cos., Inc.....................................      1,290,500
                                                                    ------------
                                                                       9,301,483
                                                                    ------------

            Building Products -- Wood (0.1%):
      7,900 Louisiana-Pacific Corp...............................         79,988
     16,650 Weyerhaeuser Co......................................        844,987
                                                                    ------------
                                                                         924,975
                                                                    ------------

            Business Equipment & Services (0.4%):
     34,600 AES Corp.*...........................................      1,915,974
     23,100 Office Depot, Inc.*..................................        164,588
     28,150 Paychex, Inc.........................................      1,368,794
                                                                    ------------
                                                                       3,449,356
                                                                    ------------

            Chemicals -- Diversified (0.8%):
     51,400 Dow Chemical Co......................................      1,882,525
     78,920 E.I. du Pont de Nemours & Co.........................      3,812,823
      8,100 Hercules, Inc........................................        154,406
     13,200 PPG Industries, Inc. ................................        611,325
     16,377 Rohm & Haas Co.......................................        594,690
     10,100 Union Carbide Corp...................................        543,506
                                                                    ------------
                                                                       7,599,275
                                                                    ------------

            Chemicals -- Specialty (0.2%):
     17,400 Air Products & Chemical, Inc.........................        713,401
      5,700 Eastman Chemical Co..................................        277,875
      9,537 Engelhard Corp.......................................        194,316
      3,900 Great Lakes Chemical Corp............................        145,031
     12,000 Praxair, Inc.........................................        532,500
      6,000 Sigma-Aldrich Corp...................................        235,875
                                                                    ------------
                                                                       2,098,998
                                                                    ------------

            Circuits (0.1%):
     21,400 Maxim Integrated Products, Inc.*.....................      1,023,188
                                                                    ------------

            Commercial Services (0.1%):
     55,019 Cendant Corp.*.......................................        529,558
     11,700 Convergys Corp.*.....................................        530,156
      8,800 Quintiles Transnational Corp.*.......................        184,250
                                                                    ------------
                                                                       1,243,964
                                                                    ------------

            Commercial Services -- Finance (0.1%):
      7,300 H & R Block, Inc. ...................................        302,038
     12,265 Moody's Corp. .......................................        315,057
                                                                    ------------
                                                                         617,095
                                                                    ------------

   Shares                    Security Description                   Market Value
   ------                    --------------------                   ------------

 COMMON STOCKS (continued)
            Computer Software (1.7%):
     18,100 Adobe Systems, Inc...................................   $  1,053,194
      4,300 Autodesk, Inc........................................        115,831
     20,200 BroadVision, Inc.*...................................        238,613
     44,718 Computer Associates International, Inc...............        872,001
     27,600 Compuware Corp.*.....................................        172,500
      6,000 Mercury Interactive Corp.*...........................        541,500
    422,748 Oracle Corp.*........................................     12,286,113
                                                                    ------------
                                                                      15,279,752
                                                                    ------------

            Computers (3.1%):
    195,900 Dell Computer Corp.*.................................      3,416,006
     24,400 Gateway Inc.*........................................        438,956
    151,000 Hewlett-Packard Co...................................      4,765,938
    133,350 IBM Corp.............................................     11,334,749
    243,200 Sun Microsystems, Inc.*..............................      6,779,200
                                                                    ------------
                                                                      26,734,849
                                                                    ------------

            Computers -- Integrated Systems (0.0%):
      7,200 NCR Corp.*...........................................        353,700
                                                                    ------------

            Computers -- Local Area Network (0.0%):
     24,600 Novell, Inc.*........................................        128,381
                                                                    ------------

            Computers -- Mainframe (0.0%):
     23,700 Unisys Corp.*........................................        346,613
                                                                    ------------

            Computers -- Memory Devices (1.5%):
    165,100 EMC Corp.*...........................................     10,979,150
     29,500 VERITAS Software Corp.*..............................      2,581,250
                                                                    ------------
                                                                      13,560,400
                                                                    ------------

            Computers -- Micro (0.3%):
     24,600 Apple Computer, Inc.*................................        365,925
    128,724 Compaq Computer Corp. ...............................      1,937,296
                                                                    ------------
                                                                       2,303,221
                                                                    ------------

            Computers -- Networking Products (2.5%):
      7,500 Adaptec, Inc.*.......................................         76,875
     13,900 Cabletron Systems, Inc.*.............................        209,369
    543,600 Cisco Systems, Inc.*.................................     20,792,699
     23,700 Network Appliance, Inc.*.............................      1,521,244
                                                                    ------------
                                                                      22,600,187
                                                                    ------------

            Computers -- Services (0.6%):
     18,700 BMC Software, Inc.*..................................        261,800
     11,000 Ceridian Corp.*......................................        219,313
     12,700 Computer Sciences Corp.*.............................        763,588
     35,300 Electronic Data Systems Corp. .......................      2,038,574
     10,700 Equifax, Inc. .......................................        306,956
     30,700 First Data Corp. ....................................      1,617,506
      8,900 Sapient Corp.*.......................................        106,244
                                                                    ------------
                                                                       5,313,981
                                                                    ------------

            Consumer Durable (0.1%):
     10,600 Danaher Corp.........................................        724,775
                                                                    ------------


                                   Continued

                                  Index Equity Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS (continued) December 31, 2000

[LOGO OF KENT FUNDS]

   Shares                   Security Description                    Market Value
   ------                   --------------------                    ------------

 COMMON STOCKS (continued)
            Consumer Non-Durable (0.1%):
     31,700 Coca-Cola Enterprises, Inc. .........................   $    602,300
                                                                    ------------

            Consumer Products (0.1%):
     17,800 Clorox, Inc. ........................................        631,900
     11,900 Fortune Brands, Inc. ................................        357,000
                                                                    ------------
                                                                         988,900
                                                                    ------------

            Consumer Products -- Miscellaneous (0.0%):
      4,800 American Greetings Corp., Class A....................         45,300
      4,300 Tupperware Corp. ....................................         87,881
                                                                    ------------
                                                                         133,181
                                                                    ------------

            Containers & Packaging (0.0%):
      6,216 Sealed Air Corp.*....................................        189,588
                                                                    ------------

            Containers -- Metal & Glass (0.0%):
      2,200 Ball Corp. ..........................................        101,338
                                                                    ------------

            Containers -- Paper & Plastic (0.0%):
      4,000 Bemis Co. ...........................................        134,250
     12,800 Pactiv Corp.*........................................        158,400
                                                                    ------------
                                                                         292,650
                                                                    ------------

            Cosmetics & Toiletries (0.8%):
      4,200 Alberto-Culver Co., Class B..........................        179,813
     18,000 Avon Products, Inc. .................................        861,750
     79,764 Gillette Co. ........................................      2,881,474
      7,500 International Flavors & Fragrances, Inc. ............        152,344
     40,740 Kimberly-Clark Corp. ................................      2,879,910
                                                                    ------------
                                                                       6,955,291
                                                                    ------------

            Cruise Lines (0.2%):
     44,600 Carnival Corp. ......................................      1,374,238
                                                                    ------------
            Data Processing/Management (0.3%):
     47,500 Automatic Data Processing, Inc. .....................      3,007,344
                                                                    ------------

            Distribution/Wholesale (0.2%):
     33,800 Costco Wholesale Corp.*..............................      1,349,888
                                                                    ------------

            Diversified (5.0%):
      4,625 Crane Co. ...........................................        131,523
      2,300 Freeport-McMoran-Cooper Corp.*.......................        164,881
    750,000 General Electric Co. (b) ............................     35,953,124
     22,530 IMS Health, Inc. ....................................        608,310
      6,600 ITT Industries, Inc. ................................        255,750
      6,400 Johnson Controls, Inc. ..............................        332,800
     29,900 Minnesota Mining & Manufacturing Co. ................      3,602,950
      3,000 National Service Industries, Inc. ...................         77,063
     10,900 Textron, Inc. .......................................        506,850
     35,400 United Technologies Corp. ...........................      2,783,325
                                                                    ------------
                                                                      44,416,576
                                                                    ------------

            Diversified Manufacturing (1.1%):
     60,612 Honeywell International, Inc. .......................      2,867,705
    132,112 Tyco International, Ltd. ............................      7,332,216
                                                                    ------------
                                                                      10,199,921
                                                                    ------------

   Shares                    Security Description                   Market Value
   ------                    --------------------                   ------------

 COMMON STOCKS (continued)
            Electric -- Integrated (0.7%):
      8,400 Allegheny Energy, Inc. ..............................   $    404,775
     17,967 Dominion Resources, Inc. ............................      1,203,789
     24,462 Exelon Corp. ........................................      1,717,476
     14,653 NiSource, Inc. ......................................        450,580
     11,000 PP&L, Inc. ..........................................        497,063
     15,538 Progress Energy, Inc ................................        764,280
     19,970 TXU Corp. ...........................................        884,921
     25,685 Xcel Energy, Inc. ...................................        746,470
                                                                    ------------
                                                                       6,669,354
                                                                    ------------

            Electrical & Electronic (0.1%):
     14,875 Molex, Inc. .........................................        528,063
                                                                    ------------

            Electrical Components -- Semiconductors (0.1%):
     17,300 Conexant Systems, Inc.*..............................        265,988
     13,400 National Semiconductor Corp.*........................        269,675
                                                                    ------------
                                                                         535,663
                                                                    ------------

            Electronic -- Connectors (0.0%):
      4,400 Thomas & Betts Corp. ................................         71,225
                                                                    ------------

            Electronic -- Miscellaneous Components (0.2%):
     23,600 Linear Technology Corp. .............................      1,091,500
     11,500 Sanmina Corp.*.......................................        881,188
                                                                    ------------
                                                                       1,972,688
                                                                    ------------

            Electronic Components -- Semiconductors (3.9%):
     23,600 Advanced Micro Devices, Inc.*........................        325,975
     30,200 Altera Corp.*........................................        794,638
     26,900 Analog Devices, Inc.*................................      1,376,944
     61,400 Applied Materials, Inc.*.............................      2,344,712
     17,800 Broadcom Corp., Class A*.............................      1,495,200
    508,400 Intel Corp. .........................................     15,283,774
     14,100 KLA-Tencor Corp.*....................................        474,994
     23,500 LSI Logic Corp.*.....................................        401,615
     42,800 Micron Technology, Inc.*.............................      1,519,399
      9,800 Novellus Systems, Inc.*..............................        352,188
      6,800 QLogic Corp.*........................................        523,600
     14,000 Rockwell International Corp. ........................        666,750
     13,100 Teradyne, Inc.*......................................        487,975
    130,900 Texas Instruments, Inc. .............................      6,201,387
     13,600 Vitesse Semiconductor Corp.*.........................        752,250
     24,900 Xilinx, Inc.*........................................      1,148,513
                                                                    ------------
                                                                      34,149,914
                                                                    ------------

            Electronic Components/Instruments (0.2%):
      2,200 Applied Micro Circuits Corp.*........................        165,103
     48,200 Solectron Corp.*.....................................      1,633,980
                                                                    ------------
                                                                       1,799,083
                                                                    ------------

            Electronic Measuring Equipment (0.0%):
      7,200 Tektronix, Inc. .....................................        242,550
                                                                    ------------

            Electronic Measuring Instruments (0.2%):
     34,257 Agilent Technologies, Inc.*..........................      1,875,571
                                                                    ------------


                                   Continued

                                  Index Equity Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS (continued) December 31, 2000

   Shares                   Security Description                    Market Value
   ------                   --------------------                    ------------

 COMMON STOCKS (continued)
            Electronics (0.0%):
     14,700 American Power Conversion Corp.*.....................   $    181,913
      5,500 Power-One, Inc.*.....................................        216,218
                                                                    ------------
                                                                         398,131
                                                                    ------------

            Energy (0.0%):
     12,100 Niagara Mohawk Holdings, Inc.*.......................        201,919
                                                                    ------------

            Enterprise Software (0.1%):
     21,200 PeopleSoft, Inc.*....................................        788,375
                                                                    ------------

            Fiber Optics (0.4%):
     69,500 Corning, Inc. .......................................      3,670,469
                                                                    ------------

            Finance (0.5%):
      7,950 AMBAC Financial Group, Inc. .........................        463,584
      8,187 Bear Stearns Companies, Inc. ........................        414,979
     19,900 CIT Group, Inc. .....................................        400,488
     18,400 Franklin Resources, Inc. ............................        701,040
     16,600 Regions Financial Corp. .............................        453,388
     40,769 Washington Mutual, Inc. .............................      2,163,304
                                                                    ------------
                                                                       4,596,783
                                                                    ------------

            Financial -- Banking (0.1%):
     21,500 Synovus Financial Corp. .............................        579,156
                                                                    ------------

            Financial -- Consumer Loans (0.4%):
     35,793 Household International, Inc. .......................      1,968,615
     21,700 Providian Financial Corp. ...........................      1,247,750
     11,800 USA Education, Inc. .................................        802,400
                                                                    ------------
                                                                       4,018,765
                                                                    ------------

            Financial -- Investment Banker/Broker (1.2%):
    104,575 Charles Schwab Corp. ................................      2,967,316
     11,900 J.P. Morgan & Co., Inc. .............................      1,969,450
     18,400 Lehman Brothers Holding, Inc. .......................      1,244,300
     60,800 Merrill Lynch & Co., Inc. ...........................      4,145,799
     17,000 Stilwell Financial, Inc. ............................        670,438
                                                                    ------------
                                                                      10,997,303
                                                                    ------------

            Financial -- Miscellaneous Services (1.0%):
    100,800 American Express Co. ................................      5,537,700
     14,900 Capital One Financial Corp. .........................        980,606
     64,530 MBNA Corp. ..........................................      2,383,577
                                                                    ------------
                                                                       8,901,883
                                                                    ------------

            Financial -- Mortgage & Related Services (1.2%):
      8,500 Countrywide Credit Industries, Inc. .................        427,125
     76,300 Fannie Mae...........................................      6,619,025
     52,600 Freddie Mac..........................................      3,622,825
                                                                    ------------
                                                                      10,668,975
                                                                    ------------

            Financial -- Savings & Loan (0.1%):
     12,000 Golden West Financial Corp. .........................        810,000
                                                                    ------------

   Shares                    Security Description                   Market Value
   ------                    --------------------                   ------------

 COMMON STOCKS (continued)
            Financial Services -- Diversified (3.0%):
    381,049 Citigroup, Inc. .....................................   $ 19,457,311
     85,232 Morgan Stanley Dean Witter & Co. ....................      6,754,636
                                                                    ------------
                                                                      26,211,947
                                                                    ------------

            Food -- Canned (0.3%):
     31,900 Campbell Soup Co. ...................................      1,104,538
     26,300 H.J. Heinz Co. ......................................      1,247,606
                                                                    ------------
                                                                       2,352,144
                                                                    ------------

            Food -- Confectionery (0.2%):
     10,400 Hershey Foods Corp. .................................        669,500
      8,500 Wm. Wrigley Jr. Co. .................................        814,406
                                                                    ------------
                                                                       1,483,906
                                                                    ------------

            Food -- Diversified (1.0%):
     40,350 ConAgra, Inc. .......................................      1,049,100
     21,600 General Mills, Inc. .................................        962,550
     30,700 Kellogg Co. .........................................        805,875
      9,900 Quaker Oats Co. .....................................        964,013
     23,240 Ralston Purina Group.................................        607,145
     65,800 Sara Lee Corp. ......................................      1,616,213
     43,235 Unilever NV..........................................      2,721,102
                                                                    ------------
                                                                       8,725,998
                                                                    ------------

            Food Items -- Wholesale (0.2%):
      9,900 SUPERVALU, Inc. .....................................        137,363
     50,400 Sysco Corp. .........................................      1,512,000
                                                                    ------------
                                                                       1,649,363
                                                                    ------------

            Food Products (0.3%):
     47,825 Archer-Daniels-Midland Co. ..........................        717,375
     37,600 Safeway, Inc.*.......................................      2,350,000
                                                                    ------------
                                                                       3,067,375
                                                                    ------------

            Gas & Electric Utility (0.1%):
     29,200 PG & E Corp. ........................................        584,000
                                                                    ------------

            Gas -- Distribution (0.0%):
     10,200 KeySpan Corp. .......................................        432,225
                                                                    ------------

            Health Care (0.1%):
     21,527 McKesson HBOC, Inc. .................................        772,604
                                                                    ------------

            Home Decoration Products (0.1%):
     14,900 Leggett & Platt, Inc. ...............................        282,169
     20,180 Newell Rubbermaid, Inc. .............................        459,095
                                                                    ------------
                                                                         741,264
                                                                    ------------

            Hotels & Lodging (0.1%):
     27,900 Hilton Hotels Corp. .................................        292,950
     18,200 Marriott International, Inc., Class A................        768,950
                                                                    ------------
                                                                       1,061,900
                                                                    ------------


                                   Continued

                                  Index Equity Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS (continued) December 31, 2000

[LOGO OF KENT FUNDS]

   Shares                    Security Description                   Market Value
   ------                    --------------------                   ------------

 COMMON STOCKS (continued)
            Hotels & Motels (0.1%):
     14,400 Starwood Hotels & Resorts Worldwide, Inc. ...........   $    507,600
                                                                    ------------

            Human Resources (0.0%):
     13,500 Robert Half International, Inc.*.....................        357,750
                                                                    ------------

            Identification Systems (0.0%):
     11,000 Symbol Technologies, Inc. ...........................        396,000
                                                                    ------------

            Instruments -- Scientific (0.2%):
     15,800 Applera Corp.-Applied Biosystems.....................      1,486,188
      3,500 Millipore Corp. .....................................        220,500
      3,700 PerkinElmer, Inc.....................................        388,500
                                                                    ------------
                                                                       2,095,188
                                                                    ------------

            Insurance (0.1%):
      7,400 Loews Corp. .........................................        766,362
      5,500 Progressive Corp. ...................................        569,938
                                                                    ------------
                                                                       1,336,300
                                                                    ------------

            Insurance -- Accident & Health (0.1%):
     19,300 Aon Corp. ...........................................        661,025
                                                                    ------------

            Insurance -- Brokers (0.3%):
     20,550 Marsh & McLennan Cos., Inc. .........................      2,404,350
                                                                    ------------

            Insurance -- Life & Health (0.8%):
     20,100 AFLAC, Inc. .........................................      1,450,969
     19,098 American General Corp. ..............................      1,556,487
     11,800 CIGNA Corp. .........................................      1,561,139
     24,664 Conseco, Inc. .......................................        325,257
      7,725 Jefferson-Pilot Corp. ...............................        577,444
     14,400 Lincoln National Corp. ..............................        681,300
      9,700 Torchmark Corp. .....................................        372,844
     18,184 UNUM Corp. ..........................................        488,695
                                                                    ------------
                                                                       7,014,135
                                                                    ------------

            Insurance -- Multi-Line (2.7%):
     10,570 Aetna, Inc.*.........................................        434,031
     55,598 Allstate Corp. ......................................      2,421,987
    175,238 American International Group, Inc. ..................     17,271,894
     12,200 Cincinnati Financial Corp. ..........................        482,663
     17,000 Hartford Financial Services Group, Inc. .............      1,200,625
     57,800 MetLife, Inc. .......................................      2,023,000
      8,100 MGIC Investment Corp. ...............................        546,244
                                                                    ------------
                                                                      24,380,444
                                                                    ------------

            Insurance -- Property & Casualty (0.3%):
     13,200 Chubb Corp. .........................................      1,141,799
      9,700 Safeco Corp. ........................................        318,888
     16,934 St. Paul Cos., Inc. .................................        919,728
                                                                    ------------
                                                                       2,380,415
                                                                    ------------

            Insurance -- Financial Guarantee (0.1%):
      7,300 MBIA, Inc. ..........................................        541,113
                                                                    ------------

   Shares                  Security Description                     Market Value
   ------                  --------------------                     ------------

 COMMON STOCKS (continued)
            Internet Services/Software (0.1%):
     41,600 Yahoo, Inc.*.....................................       $  1,250,600
                                                                    ------------

            Investment Management Companies (0.0%):
      9,200 T. Rowe Price Group, Inc.........................            388,844
                                                                    ------------

            Leisure & Recreation Products (0.0%):
      6,500 Brunswick Corp. .................................            106,844
                                                                    ------------

            Leisure & Recreation/Gaming (0.0%):
      8,800 Harrah's Entertainment, Inc.*....................            232,100
                                                                    ------------

            Machine Tools & Related Products (0.0%):
      6,200 The Black & Decker Corp. ........................            243,350
                                                                    ------------

            Machinery -- Construction/Mining (0.2%):
     26,200 Caterpillar, Inc. ...............................          1,239,587
     12,050 Ingersoll-Rand Co. ..............................            504,594
                                                                    ------------
                                                                       1,744,181
                                                                    ------------

            Machinery -- Electrical (0.3%):
     32,300 Emerson Electric Co..............................          2,545,644
      7,000 W.W. Grainger, Inc. .............................            255,500
                                                                    ------------
                                                                       2,801,144
                                                                    ------------

            Machinery -- Farm (0.1%):
      1,600 Briggs & Stratton Corp. .........................             71,000
     17,800 Deere & Co. .....................................            815,463
                                                                    ------------
                                                                         886,463
                                                                    ------------

            Machinery -- General Industrial (0.3%):
      7,000 Cooper Industries, Inc. .........................            321,563
     15,400 Dover Corp. .....................................            624,663
     22,900 Illinois Tool Works, Inc. .......................          1,363,980
      8,525 Parker Hannifin Corp. ...........................            376,166
                                                                    ------------
                                                                       2,686,372
                                                                    ------------

            Machinery -- Thermal Processor (0.0%):
     13,100 Thermo Electron Corp.*...........................            389,725
                                                                    ------------

            Media Conglomerates (1.7%):
    157,850 The Walt Disney Co. .............................          4,567,784
    100,220 Time Warner, Inc. ...............................          5,235,493
    114,876 Viacom, Inc., Class B*...........................          5,370,453
                                                                    ------------
                                                                      15,173,730
                                                                    ------------

            Medical -- Biomedical/Genetic (0.7%):
     77,900 Amgen, Inc.*.....................................          4,980,731
     11,200 Biogen, Inc.*....................................            672,700
     13,800 Chiron Corp.*....................................            614,100
                                                                    ------------
                                                                       6,267,531
                                                                    ------------

            Medical -- Drugs (9.5%):
    117,400 Abbott Laboratories..............................          5,686,563
     17,500 ALZA Corp.*......................................            743,750
     98,700 American Home Products Corp. ....................          6,272,385
    148,800 Bristol-Myers Squibb Co. ........................         11,001,899
     85,500 Eli Lilly & Co. .................................          7,956,844

                                   Continued

                                  Index Equity Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS (continued) December 31, 2000

   Shares                    Security Description                   Market Value
   ------                    --------------------                   ------------

 COMMON STOCKS (continued)
            Medical -- Drugs (continued)
      6,500 Forest Laboratories, Inc.*...........................   $    863,688
     12,600 King Pharmaceuticals, Inc.*..........................        651,263
     15,900 MedImmune, Inc.*.....................................        758,231
    174,150 Merck & Co., Inc. ...................................     16,304,793
    478,100 Pfizer, Inc. ........................................     21,992,599
     98,212 Pharmacia Corp. .....................................      5,990,932
    110,900 Schering-Plough Corp. ...............................      6,293,575
      7,600 Watson Pharmaceutical, Inc.*.........................        389,025
                                                                    ------------
                                                                      84,905,547
                                                                    ------------

            Medical -- Health Medical Organization (0.2%):
     12,600 Humana, Inc.*........................................        192,150
     24,400 UnitedHealth Group, Inc..............................      1,497,550
      4,700 Wellpoint Health Networks *..........................        541,675
                                                                    ------------
                                                                       2,231,375
                                                                    ------------

            Medical -- Hospital (0.3%):
     42,249 HCA-The Healthcare Co. ..............................      1,859,378
     23,800 Tenet Healthcare Corp. ..............................      1,057,613
                                                                    ------------
                                                                       2,916,991
                                                                    ------------

            Medical -- Nursing Homes (0.0%):
      7,600 Manor Care, Inc.*....................................        156,750
                                                                    ------------

            Medical -- Outpatient/Home Care (0.1%):
     29,200 HEALTHSOUTH Corp.*...................................        476,325
                                                                    ------------

            Medical -- Wholesale Drug Distribution (0.2%):
     21,000 Cardinal Health, Inc. ...............................      2,092,125
                                                                    ------------

            Medical Instruments (0.9%):
     13,450 Biomet, Inc. ........................................        533,797
     30,800 Boston Scientific Corp.*.............................        421,575
     23,200 Guidant Corp.*.......................................      1,251,350
     90,700 Medtronic, Inc. .....................................      5,476,013
      6,300 St. Jude Medical, Inc.*..............................        387,056
                                                                    ------------
                                                                       8,069,791
                                                                    ------------

            Medical Products (1.5%):
     22,100 Baxter International, Inc. ..........................      1,951,706
    105,300 Johnson & Johnson....................................     11,063,082
     14,800 Stryker Corp. .......................................        748,732
                                                                    ------------
                                                                      13,763,520
                                                                    ------------

            Medical/Dental Supplies (0.1%):
      4,000 Bausch & Lomb, Inc. .................................        161,750
     19,200 Becton, Dickinson & Co. .............................        664,800
      3,800 C.R. Bard, Inc. .....................................        176,938
                                                                    ------------
                                                                       1,003,488
                                                                    ------------

            Metal -- Gold (0.1%):
     30,000 Barrick Gold Corp. ..................................        491,400
     19,900 Homestake Mining Co. ................................         83,331
     12,715 Newmont Mining Corp. ................................        216,950
     24,800 Placer Dome, Inc. ...................................        238,700
                                                                    ------------
                                                                       1,030,381
                                                                    ------------

   Shares                   Security Description                    Market Value
   ------                   --------------------                    ------------

 COMMON STOCKS (continued)
            Metal -- Non-Ferrous (0.1%):
     25,350 Alcan Aluminum, Ltd. ..............................     $    866,653
     11,600 Freeport-McMoran Copper & Gold, Inc., Class B*.....           99,325
                                                                    ------------
                                                                         965,978
                                                                    ------------

            Metal -- Processing & Fabrication (0.0%):
      4,500 Timken Co. ........................................           68,062
      6,525 Worthington Industries, Inc. ......................           52,608
                                                                    ------------
                                                                         120,670
                                                                    ------------

            Metals (0.3%):
     65,576 Alcoa, Inc. .......................................        2,196,796
     13,800 Inco, Ltd.*........................................          231,288
      5,917 Phelps Dodge Corp. ................................          330,243
                                                                    ------------
                                                                       2,758,327
                                                                    ------------

            Motorcycle/Motor Scooter (0.1%):
     22,900 Harley-Davidson, Inc. .............................          910,275
                                                                    ------------

            Multimedia (0.7%):
    174,800 America Online, Inc.*..............................        6,083,040
                                                                    ------------

            Networking Products (0.4%):
    252,837 Lucent Technologies, Inc. .........................        3,413,300
                                                                    ------------

            Non-Hazardous Waste Disposal (0.0%):
     14,900 Allied Waste Industries, Inc.*.....................          216,981
                                                                    ------------

            Office Automation & Equipment (0.1%):
     19,300 Pitney Bowes, Inc. ................................          639,312
     50,534 Xerox Corp. .......................................          233,720
                                                                    ------------
                                                                         873,032
                                                                    ------------

            Office Supplies & Forms (0.1%):
      8,300 Avery Dennison Corp. ..............................          455,463
      5,400 Deluxe Corp. ......................................          136,458
                                                                    ------------
                                                                         591,921
                                                                    ------------

            Oil & Gas (0.4%):
     18,409 Anadarko Petroleum Corp. ..........................        1,308,512
      9,100 Apache Corp. ......................................          637,569
     47,186 Conoco, Inc., Class B..............................        1,365,444
     15,940 Transocean Sedco Forex, Inc. ......................          733,240
                                                                    ------------
                                                                       4,044,765
                                                                    ------------

            Oil & Gas -- Drilling (0.1%):
     11,100 Nabors Industries, Inc.*...........................          656,565
      7,000 Rowan Cos., Inc.*..................................          189,000
                                                                    ------------
                                                                         845,565
                                                                    ------------

            Oil & Gas -- Exploration & Production (0.1%):
      8,700 EOG Resources, Inc.................................          475,781
      7,073 Kerr-Mcgee Corp....................................          473,449
                                                                    ------------
                                                                         949,230
                                                                    ------------


                                   Continued

                                  Index Equity Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS (continued) December 31, 2000

[LOGO OF KENT FUNDS]

   Shares                    Security Description                   Market Value
   ------                    --------------------                   ------------

 COMMON STOCKS (continued)
            Oil -- Field Services (0.5%):
     33,700 Halliburton Co.......................................   $  1,221,625
     43,200 Schlumberger, Ltd....................................      3,453,300
                                                                    ------------
                                                                       4,674,925
                                                                    ------------

            Oil -- International Integrated (4.5%):
     49,400 Chevron Corp.........................................      4,171,213
    263,770 Exxon Mobil Corp.....................................     22,931,503
    162,400 Royal Dutch Petroleum Co., ADR.......................      9,835,349
     41,700 Texaco, Inc..........................................      2,590,613
                                                                    ------------
                                                                      39,528,678
                                                                    ------------

            Oil -- Production/Pipeline (0.8%):
     16,200 Coastal Corp.........................................      1,430,663
     23,400 Dynegy, Inc..........................................      1,311,863
     55,900 Enron Corp...........................................      4,646,687
                                                                    ------------
                                                                       7,389,213
                                                                    ------------

            Oil -- U.S. Exploration & Production (0.2%):
     16,365 Burlington Resources, Inc............................        826,433
      9,700 Devon Energy Corp....................................        591,409
                                                                    ------------
                                                                       1,417,842
                                                                    ------------

            Oil -- U.S. Integrated (0.4%):
      6,700 Amerada Hess Corp....................................        489,519
     27,900 Occidental Petroleum Corp............................        676,575
     19,300 Phillips Petroleum Co................................      1,097,687
     18,400 Unocal Corp..........................................        711,850
     23,600 USX-Marathon Group...................................        654,900
                                                                    ------------
                                                                       3,630,531
                                                                    ------------

            Oil Field Machinery & Equipment (0.1%):
     25,080 Baker Hughes, Inc....................................      1,042,388
      4,500 McDermott International, Inc.........................         48,375
                                                                    ------------
                                                                       1,090,763
                                                                    ------------

            Oil Refining (0.1%):
      5,200 Ashland, Inc.........................................        186,628
      6,474 Sunoco, Inc..........................................        218,093
     10,800 Tosco Corp...........................................        366,525
                                                                    ------------
                                                                         771,246
                                                                    ------------

            Optical Supplies (0.1%):
      9,800 Allergan, Inc........................................        948,763
                                                                    ------------

            Paints & Related Products (0.0%):
     12,300 Sherwin-Williams Co..................................        323,644
                                                                    ------------

            Paper & Related Products (0.4%):
      4,208 Boise Cascade Corp...................................        141,494
     17,045 Georgia Pacific Corp.................................        530,526
     36,636 International Paper Co...............................      1,495,206
      7,700 Mead Corp............................................        241,588
      2,100 Potlatch Corp........................................         70,481
      3,800 Temple-Inland, Inc...................................        203,775

   Shares                    Security Description                   Market Value
   ------                    --------------------                   ------------

 COMMON STOCKS (continued)
            Paper & Related Products (continued)
      7,550 Westvaco Corp........................................   $    220,366
      8,300 Williamette Industries, Inc..........................        389,581
                                                                    ------------
                                                                       3,293,017
                                                                    ------------

            Photography (0.1%):
     23,300 Eastman Kodak Co.....................................        917,438
                                                                    ------------

            Pipelines (0.3%):
     17,600 El Paso Energy Corp. ................................      1,260,600
      8,600 Kinder Morgan, Inc...................................        448,813
     33,500 The Williams Companies, Inc..........................      1,337,906
                                                                    ------------
                                                                       3,047,319
                                                                    ------------

            Pollution Control (0.2%):
      9,299 Pall Corp............................................        198,185
     47,042 Waste Management, Inc................................      1,305,415
                                                                    ------------
                                                                       1,503,600
                                                                    ------------

            Printers & Related Products (0.0%):
      9,700 Lexmark International Group, Inc.*...................        429,831
                                                                    ------------

            Printing -- Commercial (0.0%):
      9,100 R.R. Donnelley & Sons Co.............................        245,700
                                                                    ------------

            Publishing -- Books (0.1%):
     14,700 McGraw-Hill Cos., Inc................................        861,788
                                                                    ------------

            Publishing -- Newspapers (0.4%):
      6,500 Dow Jones & Co.......................................        368,063
     20,000 Gannett, Inc.........................................      1,261,249
      5,600 Knight-Ridder, Inc...................................        318,500
     12,500 New York Times Co....................................        500,781
     23,350 Tribune Co...........................................        986,538
                                                                    ------------
                                                                       3,435,131
                                                                    ------------

            Publishing -- Periodicals (0.0%):
      3,800 Meredith Corp........................................        122,313
                                                                    ------------

            Restaurants (0.5%):
      9,300 Darden Restaurants, Inc..............................        212,738
    100,000 McDonald's Corp......................................      3,400,000
     14,200 Starbucks Corp.*.....................................        628,350
     10,910 Tricon Global Restaurants*...........................        360,030
      8,500 Wendy's International, Inc...........................        223,125
                                                                    ------------
                                                                       4,824,243
                                                                    ------------

            Retail (0.4%):
     21,400 Bed Bath & Beyond, Inc.*.............................        478,825
     15,700 Best Buy Co.*........................................        464,131
      8,400 Consolidated Stores*.................................         89,250
     24,833 Dollar General Corp..................................        468,723
     25,000 Kohl's Corp.*........................................      1,525,000
     34,400 Staples, Inc.*.......................................        406,350
                                                                    ------------
                                                                       3,432,279
                                                                    ------------


                                   Continued

                                  Index Equity Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS (continued) December 31, 2000

   Shares                    Security Description                   Market Value
   ------                    --------------------                   ------------

 COMMON STOCKS (continued)
            Retail -- Apparel/Shoes (0.3%):
     64,337 Gap, Inc.............................................   $  1,640,594
     32,656 Limited, Inc.........................................        557,193
      9,900 Nordstrom, Inc.......................................        180,056
     22,100 TJX Companies, Inc...................................        613,275
                                                                    ------------
                                                                       2,991,118
                                                                    ------------

            Retail -- Consumer Electronics (0.1%):
     15,500 Circuit City Stores, Inc.............................        178,250
     14,056 RadioShack Corp......................................        601,773
                                                                    ------------
                                                                         780,023
                                                                    ------------

            Retail -- Discount (2.0%):
     36,400 Kmart Corp.*.........................................        193,375
     16,150 Toys 'R' Us, Inc.*...................................        269,503
    338,150 Wal-Mart Stores, Inc. ...............................     17,964,219
                                                                    ------------
                                                                      18,427,097
                                                                    ------------

            Retail -- Drug Store (0.6%):
     29,600 CVS Corp. ...........................................      1,774,150
      2,800 Longs Drug Stores Corp. .............................         67,550
     76,500 Walgreen Co. ........................................      3,198,656
                                                                    ------------
                                                                       5,040,356
                                                                    ------------

            Retail -- Jewelry (0.0%):
     11,000 Tiffany & Co. .......................................        347,875
                                                                    ------------

            Retail -- Major Department Stores (0.5%):
      5,416 Harcourt General, Inc. ..............................        309,795
     19,800 J.C. Penney, Inc. ...................................        215,325
     22,500 May Department Stores Co. ...........................        736,875
     25,975 Sears, Roebuck & Co. ................................        902,631
     68,900 Target Corp. ........................................      2,222,025
                                                                    ------------
                                                                       4,386,651
                                                                    ------------

            Retail -- Regional Department Stores (0.1%):
      7,100 Dillards Department Stores, Inc. ....................         83,869
     15,700 Federated Department Stores, Inc.*...................        549,500
                                                                    ------------
                                                                         633,369
                                                                    ------------

            Retail -- Supermarkets (0.1%):
     31,997 Albertson's, Inc. ...................................        847,920
     10,700 Winn-Dixie Stores, Inc. .............................        207,313
                                                                    ------------
                                                                       1,055,233
                                                                    ------------

            Retail/Food & Drug (0.2%):
     62,500 Kroger Co.*..........................................      1,691,406
                                                                    ------------

            Retail/Wholesale -- Auto Parts (0.0%):
      9,700 AutoZone, Inc.*......................................        276,450
                                                                    ------------

            Rubber -- Tires (0.1%):
      5,400 Cooper Tire & Rubber Co. ............................         57,375
     11,800 Goodyear Tire & Rubber Co. ..........................        271,282
      7,600 The B.F. Goodrich Co. ...............................        276,450
                                                                    ------------
                                                                         605,107
                                                                    ------------

   Shares                    Security Description                   Market Value
   ------                    --------------------                   ------------

 COMMON STOCKS (continued)
            Savings and Loan Associations, Federally Chartered (0.1%):
     15,880 Charter One Financial, Inc. .........................   $    458,535
                                                                    ------------

            Shoes & Related Apparel (0.1%):
     20,400 Nike, Inc., Class B..................................      1,138,575
      4,200 Reebok International, Ltd.*..........................        114,828
                                                                    ------------
                                                                       1,253,403
                                                                    ------------

            Soap & Cleaning Preparations (1.2%):
     43,500 Colgate-Palmolive Co. ...............................      2,807,925
     99,000 Procter & Gamble Co. ................................      7,765,313
                                                                    ------------
                                                                      10,573,238
                                                                    ------------

            Steel -- Producers (0.0%):
      6,100 Nucor Corp. .........................................        242,094
      6,640 USX-U.S. Steel Group.................................        119,520
                                                                    ------------
                                                                         361,614
                                                                    ------------

            Telecommunications -- Equipment (2.2%):
     58,400 ADC Telecommunications, Inc.*........................      1,058,500
      6,060 Allegheny Technologies, Inc. ........................         96,203
      6,055 Andrew Corp.*........................................        131,696
     11,800 Comverse Technology, Inc.*...........................      1,281,775
     72,700 JDS Uniphase Corp.*..................................      3,030,681
    233,900 Nortel Networks Corp., ADR...........................      7,499,419
     56,400 QUALCOMM, Inc.*......................................      4,635,375
     12,100 Scientific-Atlanta, Inc..............................        394,006
     31,100 Tellabs, Inc.*.......................................      1,757,150
                                                                    ------------
                                                                      19,884,805
                                                                    ------------

            Telecommunications -- Services and Equipment (0.5%):
     21,094 Avaya, Inc.*.........................................        217,532
     10,500 CenturyTel, Inc......................................        375,375
     66,655 Global Crossing, Ltd*................................        954,000
     57,600 Nextel Communications, Inc., Class A*................      1,425,600
     70,300 Sprint Corp., PCS Group*.............................      1,436,756
                                                                    ------------
                                                                       4,409,263
                                                                    ------------

            Telephone -- Integrated (2.6%):
    284,353 AT&T Corp............................................      4,922,861
    125,772 Qwest Communications International, Inc.*............      5,156,652
    205,778 Verizon Communications, Inc..........................     10,314,621
    217,498 WorldCom, Inc.*......................................      3,058,566
                                                                    ------------
                                                                      23,452,700
                                                                    ------------

            Textile -- Apparel (0.1%):
      4,000 Liz Claiborne, Inc...................................        166,500
      8,700 VF Corp..............................................        315,288
                                                                    ------------
                                                                         481,788
                                                                    ------------

            Tobacco (0.9%):
    168,200 Philip Morris Cos., Inc..............................      7,400,800
     12,300 U.S.T., Inc..........................................        345,169
                                                                    ------------
                                                                       7,745,969
                                                                    ------------


                                   Continued

                                  Index Equity Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS (continued) December 31, 2000

[LOGO OF KENT FUNDS]

   Shares                   Security Description                  Market Value
   ------                   --------------------                  ------------

 COMMON STOCKS (continued)
            Tools -- Hand Held (0.0%):
      4,350 Snap-On, Inc......................................    $    121,256
      6,400 The Stanley Works.................................         199,600
                                                                  ------------
                                                                       320,856
                                                                  ------------

            Toys/Game/Hobby (0.1%):
     13,000 Hasbro, Inc.......................................         138,125
     32,247 Mattel, Inc.......................................         465,647
                                                                  ------------
                                                                       603,772
                                                                  ------------

            Transportation -- Air Freight (0.1%):
     21,620 FDX Corp.*........................................         863,935
                                                                  ------------

            Transportation -- Airline (0.3%):
     11,400 AMR Corp.*........................................         446,738
      9,300 Delta Air Lines, Inc..............................         466,743
     37,737 Southwest Airlines Co.............................       1,265,321
      5,000 US Airways Group, Inc.*...........................         202,813
                                                                  ------------
                                                                     2,381,615
                                                                  ------------

            Transportation -- Equipment & Leasing (0.0%):
      4,500 Ryder Systems, Inc................................          74,813
                                                                  ------------

            Transportation -- Railroad (0.3%):
     30,600 Burlington Northern Santa Fe Corp.................         866,363
     16,608 CSX Corp..........................................         430,770
     29,000 Norfolk Southern Corp.............................         386,063
     18,800 Union Pacific Corp................................         954,099
                                                                  ------------
                                                                     2,637,295
                                                                  ------------

            Travel Services (0.0%):
      9,665 Sabre Holdings Corp...............................         416,803
                                                                  ------------

            Utilities (0.1%):
      9,200 CMS Energy Corp...................................         291,525
      6,300 Pinnacle West Capital Corp........................         300,038
                                                                  ------------
                                                                       591,563
                                                                  ------------

            Utilities -- Electric Power (1.5%):
     10,400 Ameren Corp.......................................         481,650
     24,360 American Electric Power Co........................       1,132,740
     20,800 Calpine Corp.*....................................         937,300
     12,035 CINergy Corp......................................         422,729
     16,000 Consolidated Edison, Inc..........................         616,000
     11,200 Constellation Energy Group........................         504,700
     10,800 Detroit Edison Co.................................         420,525
     27,906 Duke Energy Corp..................................       2,378,987
     24,700 Edison International..............................         385,938
     16,900 Entergy Corp......................................         715,081
     17,300 First Energy Corp.................................         546,031
     13,500 Florida Power & Light, Inc........................         968,625
      9,200 General Public Utilities Corp.....................         338,675
     16,200 Public Service Enterprise Group, Inc..............         787,725
     22,244 Reliant Energy, Inc...............................         963,443
     49,100 Southern Co.......................................       1,632,575
                                                                  ------------
                                                                    13,232,724
                                                                  ------------

   Shares                  Security Description                   Market Value
   ------                  --------------------                   ------------
 COMMON STOCKS (continued)
            Utilities -- Gas Distribution (0.1%):
      3,400 NICOR, Inc........................................
      2,200 ONEOK, Inc........................................    $    146,838
      2,700 People's Energy Corp..............................         105,875
     15,425 Sempra Energy.....................................         120,825
                                                                       358,631
                                                                  ------------
                                                                       732,169
                                                                  ------------
            Utilities -- Telephone (2.3%):
     23,900 Alltel Corp.......................................
    141,900 BellSouth Corp....................................       1,492,256
    256,596 SBC Communications, Inc...........................       5,809,031
     67,000 Sprint Corp.......................................      12,252,458
                                                                     1,360,938
                                                                  ------------
                                                                    20,914,683
                                                                  ------------
            Wireless Equipment (0.5%):
    165,080 Motorola, Inc.....................................
     42,818 Palm, Inc.*.......................................       3,342,870
                                                                     1,212,285
                                                                  ------------
                                                                     4,555,155
            Total Common Stocks...............................    ------------
                                                                   886,450,091
                                                                  ------------
 INVESTMENT COMPANIES (1.5%):
      1,936 Dreyfus Cash Management Money Market Fund.........
 13,080,922 Federated Prime Value Obligations Money Market               1,936
            Fund..............................................
                                                                    13,080,922
            Total Investment Companies........................    ------------
                                                                    13,082,858
 Total Investments (Cost $514,283,499) (a) -- 100.0%..........    ------------
 Other assets in excess of liabilities -- 0.0%................     899,532,949
                                                                        44,261
 Net Assets -- 100.0%.........................................    ------------
                                                                  $899,577,210
                                                                  ============

-------
(a) Represents cost for financial reporting purposes and differs from cost basis for Federal income tax purposes by the amount of losses recognized for financial reporting in excess of Federal income tax reporting of $3,728,201. Cost for Federal income tax purposes differs from market value by net unrealized appreciation of securities as follows:

   Unrealized appreciation......................................  $427,162,353
   Unrealized depreciation......................................   (45,641,104)
                                                                  ------------
   Net unrealized appreciation..................................  $381,521,249
                                                                  ============

(b) Part of this security has been deposited as initial margin on open future contracts.
* Non-income producing security.
** Investment in affiliate.
ADR -- American Depositary Receipt
NV -- Naamloze Vennootschap (Dutch Corporation)

At December 31, 2000, the Fund's open long future contracts were as follows:

                                          Unrealized
  # of          Opening       Notional   Depreciation   Market
Contracts    Contract Type     Amount     on Futures     Value
---------    -------------    --------   ------------   ------
    40     Standard & Poor's $13,485,975  $(135,975)  $13,350,000
             500, 3/15/01

                       See Notes to Financial Statements.

                                  Large Company Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  December 31, 2000

  Shares                   Security Description                     Market Value
  ------                   --------------------                     ------------

 COMMON STOCKS (96.0%):
           Advertising (0.3%):
     9,800 Interpublic Group Cos., Inc. .........................   $    417,113
     6,400 Omnicom Group.........................................        530,400
                                                                    ------------
                                                                         947,513
                                                                    ------------

           Aerospace & Defense (0.5%):
    20,700 Boeing Co. ...........................................      1,366,200
                                                                    ------------

           Applications Software (3.0%):
   168,500 Microsoft Corp.*......................................      7,308,687
    14,500 Siebel Systems, Inc.*.................................        980,562
                                                                    ------------
                                                                       8,289,249
                                                                    ------------

           Automotive (0.6%):
    43,900 Ford Motor Co. .......................................      1,028,906
    12,500 General Motors Corp. .................................        636,719
                                                                    ------------
                                                                       1,665,625
                                                                    ------------

           Banks -- Major Regional (2.6%):
    26,700 Bank One Corp. .......................................        977,888
    22,200 First Union Corp. ....................................        617,438
    21,600 Firstar Corp. ........................................        502,200
    20,900 FleetBoston Financial Corp. ..........................        785,056
    11,100 Mellon Financial Corp. ...............................        545,981
     5,100 Northern Trust Corp. .................................        415,969
     3,700 State Street Corp. ...................................        459,577
    17,100 U.S. Bancorp..........................................        499,106
    41,200 Wells Fargo Co. ......................................      2,294,325
                                                                    ------------
                                                                       7,097,540
                                                                    ------------

           Banks -- Money Center (1.5%):
    38,000 Bank of America Corp. ................................      1,743,250
    17,000 Bank of New York Co., Inc. ...........................        938,188
    30,300 Chase Manhattan Corp. ................................      1,376,756
                                                                    ------------
                                                                       4,058,194
                                                                    ------------

           Beverages -- Alcoholic (0.5%):
    29,900 Anheuser-Busch Co., Inc. .............................      1,360,450
                                                                    ------------

           Beverages -- Soft Drinks (2.6%):
    79,000 Coca-Cola Co. ........................................      4,814,062
    49,000 PepsiCo, Inc. ........................................      2,428,563
                                                                    ------------
                                                                       7,242,625
                                                                    ------------

           Broadcasting/Cable (0.6%):
    13,600 Clear Channel Communications, Inc.*...................        658,750
    25,600 Comcast Corp., Special Class A*.......................      1,068,800
                                                                    ------------
                                                                       1,727,550
                                                                    ------------

           Building Products -- Retail/Wholesale (1.3%):
    78,600 Home Depot, Inc. .....................................      3,591,038
                                                                    ------------

           Business Equipment & Services (0.2%):
    10,800 Paychex, Inc. ........................................        525,150
                                                                    ------------

  Shares                    Security Description                    Market Value
  ------                    --------------------                    ------------

 COMMON STOCKS (continued)
           Chemicals -- Diversified (0.4%):
    23,700 E.I. du Pont de Nemours & Co. ........................   $  1,145,006
                                                                    ------------

           Circuits (0.2%):
     9,300 Maxim Integrated Products, Inc.*......................        444,656
                                                                    ------------

           Commercial Services (0.1%):
     7,100 Convergys Corp.*......................................        321,719
                                                                    ------------

           Computer Software (2.3%):
     9,600 Adobe Systems, Inc. ..................................        558,600
    16,800 Computer Associates International, Inc. ..............        327,600
     3,900 Mercury Interactive Corp.*............................        351,975
   170,100 Oracle Corp.*.........................................      4,943,531
                                                                    ------------
                                                                       6,181,706
                                                                    ------------

           Computers (3.9%):
    78,400 Dell Computer Corp.*..................................      1,367,100
     8,200 Gateway, Inc.*........................................        147,518
    46,200 Hewlett-Packard Co. ..................................      1,458,188
    56,200 IBM Corp. ............................................      4,776,999
   107,700 Sun Microsystems, Inc.*...............................      3,002,137
                                                                    ------------
                                                                      10,751,942
                                                                    ------------

           Computers -- Memory Devices (2.3%):
    75,800 EMC Corp.*............................................      5,040,700
    13,300 VERITAS Software Corp.*...............................      1,163,750
                                                                    ------------
                                                                       6,204,450
                                                                    ------------

           Computers -- Micro (0.2%):
    37,800 Compaq Computer Corp. ................................        568,890
                                                                    ------------

           Computers -- Networking Products (3.4%):
   222,500 Cisco Systems, Inc.*..................................      8,510,624
    14,600 Network Appliance, Inc.*..............................        937,138
                                                                    ------------
                                                                       9,447,762
                                                                    ------------

           Computers -- Services (0.4%):
    10,300 Electronic Data Systems Corp. ........................        594,825
     8,100 First Data Corp. .....................................        426,769
                                                                    ------------
                                                                       1,021,594
                                                                    ------------

           Cosmetics & Toiletries (1.0%):
     6,800 Avon Products, Inc. ..................................        325,550
    36,000 Gillette Co. .........................................      1,300,500
    15,200 Kimberly-Clark Corp. .................................      1,074,488
                                                                    ------------
                                                                       2,700,538
                                                                    ------------

           Data Processing/Management (0.5%):
    22,500 Automatic Data Processing, Inc. ......................      1,424,531
                                                                    ------------

           Diversified (5.8%):
   285,500 General Electric Co. (b)..............................     13,686,155
     9,000 IMS Health, Inc. .....................................        243,000
     9,200 Minnesota Mining & Manufacturing Co. .................      1,108,600
    10,800 United Technologies Corp. ............................        849,150
                                                                    ------------
                                                                      15,886,905
                                                                    ------------


                                   Continued

                                  Large Company Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS (continued) December 31, 2000

[LOGO OF KENT FUNDS]

  Shares                   Security Description                     Market Value
  ------                   --------------------                     ------------

 COMMON STOCKS (continued)
           Diversified Manufacturing (1.4%):
    37,400 Honeywell International, Inc. ........................   $  1,769,488
    39,700 Tyco International, Ltd. .............................      2,203,350
                                                                    ------------
                                                                       3,972,838
                                                                    ------------

           Electric -- Integrated (0.2%):
     7,300 Exelon Corp. .........................................        512,533
                                                                    ------------

           Electronic -- Miscellaneous Components (0.3%):
    12,500 Linear Technology Corp. ..............................        578,125
     4,700 Sanmina Corp.*........................................        360,138
                                                                    ------------
                                                                         938,263
                                                                    ------------

           Electronic Components -- Semiconductors (4.6%):
    14,600 Altera Corp.*.........................................        384,163
    15,300 Analog Devices, Inc.*.................................        783,169
    24,300 Applied Materials, Inc.*..............................        927,956
     6,500 Broadcom Corp., Class A*..............................        546,000
   211,100 Intel Corp. ..........................................      6,346,193
    15,400 LSI Logic Corp.*......................................        263,186
    12,900 Micron Technology, Inc.*..............................        457,950
     2,100 QLogic Corp.*.........................................        161,700
     4,000 Teradyne, Inc.*.......................................        149,000
    39,300 Texas Instruments, Inc. ..............................      1,861,837
     4,100 Vitesse Semiconductor Corp.*..........................        226,781
    10,500 Xilinx, Inc.*.........................................        484,313
                                                                    ------------
                                                                      12,592,248
                                                                    ------------

           Electronic Components/Instruments (0.2%):
    16,200 Solectron Corp.*......................................        549,180
                                                                    ------------

           Electronic Measuring Instruments (0.2%):
    10,300 Agilent Technologies, Inc.*...........................        563,925
                                                                    ------------

           Fiber Optics (0.6%):
    30,000 Corning, Inc. ........................................      1,584,375
                                                                    ------------

           Financial -- Consumer Loans (0.4%):
    11,400 Providian Financial Corp. ............................        655,500
     4,900 USA Education, Inc. ..................................        333,200
                                                                    ------------
                                                                         988,700
                                                                    ------------

           Financial -- Investment Banker/Broker (1.2%):
    42,300 Charles Schwab Corp. .................................      1,200,263
     3,600 J.P. Morgan & Co., Inc. ..............................        595,800
    18,600 Merrill Lynch & Co., Inc. ............................      1,268,287
     5,100 Stilwell Financial, Inc. .............................        201,131
                                                                    ------------
                                                                       3,265,481
                                                                    ------------

           Financial -- Miscellaneous Services (1.1%):
    34,500 American Express Co. .................................      1,895,344
     6,400 Capital One Financial Corp. ..........................        421,200
    19,700 MBNA Corp. ...........................................        727,669
                                                                    ------------
                                                                       3,044,213
                                                                    ------------

  Shares                    Security Description                    Market Value
  ------                    --------------------                    ------------

 COMMON STOCKS (continued)
           Financial -- Mortgage & Related Services (1.1%):
    23,400 Fannie Mae............................................   $  2,029,950
    16,100 Freddie Mac...........................................      1,108,888
                                                                    ------------
                                                                       3,138,838
                                                                    ------------

           Financial Services -- Diversified (2.9%):
   116,500 Citigroup, Inc. ......................................      5,948,782
    26,100 Morgan Stanley Dean Witter & Co. .....................      2,068,425
                                                                    ------------
                                                                       8,017,207
                                                                    ------------

           Food -- Canned (0.3%):
    10,400 Campbell Soup Co. ....................................        360,100
    10,200 H.J. Heinz Co. .......................................        483,863
                                                                    ------------
                                                                         843,963
                                                                    ------------

           Food -- Confectionery (0.1%):
     3,100 Wm. Wrigley Jr. Co. ..................................        297,019
                                                                    ------------

           Food -- Diversified (1.0%):
    11,200 General Mills, Inc. ..................................        499,100
    10,200 Kellogg Co. ..........................................        267,750
     3,900 Quaker Oats Co. ......................................        379,763
     7,000 Ralston Purina Group..................................        182,875
    27,800 Sara Lee Corp.........................................        682,838
    13,300 Unilever NV...........................................        837,068
                                                                    ------------
                                                                       2,849,394
                                                                    ------------

           Food Items -- Wholesale (0.2%):
    19,400 Sysco Corp............................................        582,000
                                                                    ------------

           Food Products (0.3%):
    11,500 Safeway, Inc.*........................................        718,750
                                                                    ------------

           Instruments -- Scientific (0.3%):
     8,100 Applera Corp.- Applied Biosystems.....................        761,906
     1,400 Millipore Corp........................................         88,200
                                                                    ------------
                                                                         850,106
                                                                    ------------

           Insurance -- Brokers (0.3%):
     6,300 Marsh & McLennan Cos., Inc............................        737,100
                                                                    ------------

           Insurance -- Multi-Line (2.4%):
    16,600 Allstate Corp.........................................        723,138
    53,600 American International Group, Inc.....................      5,282,950
    17,300 MetLife, Inc. ........................................        605,500
                                                                    ------------
                                                                       6,611,588
                                                                    ------------

           Internet Services/Software (0.1%):
    13,000 Yahoo, Inc.*..........................................        390,813
                                                                    ------------

           Machinery -- Electrical (0.3%):
     9,900 Emerson Electric Co...................................        780,244
                                                                    ------------

           Media Conglomerates (2.0%):
    48,300 The Walt Disney Co....................................      1,397,681
    46,100 Time Warner, Inc......................................      2,408,264
    34,300 Viacom, Inc., Class B*................................      1,603,525
                                                                    ------------
                                                                       5,409,470
                                                                    ------------


                                   Continued

                                  Large Company Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS (continued) December 31, 2000

  Shares                   Security Description                     Market Value
  ------                   --------------------                     ------------

 COMMON STOCKS (continued)
           Medical -- Biomedical/Genetic (0.8%):
    29,500 Amgen, Inc.*..........................................   $  1,886,156
     5,600 Biogen, Inc.*.........................................        336,350
                                                                    ------------
                                                                       2,222,506
                                                                    ------------

           Medical -- Drugs (12.5%):
    44,300 Abbott Laboratories...................................      2,145,781
     5,500 ALZA Corp.*...........................................        233,750
    36,400 American Home Products Corp. .........................      2,313,220
    62,700 Bristol-Myers Squibb Co...............................      4,635,881
    37,900 Eli Lilly & Co. ......................................      3,527,069
     2,500 Forest Laboratories, Inc.*............................        332,188
     3,800 King Pharmaceuticals, Inc.*...........................        196,413
     8,100 MedImmune, Inc.*......................................        386,269
    73,900 Merck & Co., Inc......................................      6,918,887
   200,700 Pfizer, Inc. .........................................      9,232,199
    30,100 Pharmacia Corp. ......................................      1,836,100
    44,200 Schering-Plough Corp. ................................      2,508,350
                                                                    ------------
                                                                      34,266,107
                                                                    ------------

           Medical -- Wholesale Drug Distribution (0.1%):
     2,800 Cardinal Health, Inc. ................................        278,950
                                                                    ------------

           Medical Instruments (1.2%):
     8,900 Biomet, Inc. .........................................        353,219
    13,700 Guidant Corp.*........................................        738,944
    35,600 Medtronic, Inc........................................      2,149,350
                                                                    ------------
                                                                       3,241,513
                                                                    ------------

           Medical Products (2.1%):
     7,800 Baxter International, Inc. ...........................        688,838
    45,800 Johnson & Johnson.....................................      4,811,862
     4,400 Stryker Corp. ........................................        222,596
                                                                    ------------
                                                                       5,723,296
                                                                    ------------
           Metals (0.2%):
    19,700 Alcoa, Inc. ..........................................        659,950
                                                                    ------------

           Motorcycle/Motor Scooter (0.2%):
    15,900 Harley-Davidson, Inc. ................................        632,025
                                                                    ------------

           Multimedia (0.9%):
    70,800 America Online, Inc.*.................................      2,463,840
                                                                    ------------

           Networking Products (0.4%):
    75,800 Lucent Technologies, Inc. ............................      1,023,300
                                                                    ------------

           Office Automation & Equipment (0.1%):
     7,800 Pitney Bowes, Inc. ...................................        258,375
                                                                    ------------

           Office Supplies & Forms (0.1%):
     4,200 Avery Dennison Corp. .................................        230,475
                                                                    ------------

           Oil -- Field Services (0.4%):
    12,500 Schlumberger, Ltd. ...................................        999,219
                                                                    ------------

  Shares                    Security Description                    Market Value
  ------                    --------------------                    ------------

 COMMON STOCKS (continued)
           Oil -- International Integrated (4.4%):
    15,200 Chevron Corp. ........................................   $  1,283,450
    80,700 Exxon Mobil Corp. ....................................      7,015,855
    47,200 Royal Dutch Petroleum Co., ADR........................      2,858,550
    12,700 Texaco, Inc. .........................................        788,988
                                                                    ------------
                                                                      11,946,843
                                                                    ------------

           Oil -- Production/Pipeline (0.7%):
     7,500 Dynegy, Inc. .........................................        420,469
    17,200 Enron Corp. ..........................................      1,429,750
                                                                    ------------
                                                                       1,850,219
                                                                    ------------

           Optical Supplies (0.2%):
     4,600 Allergan, Inc. .......................................        445,338
                                                                    ------------

           Publishing -- Books (0.1%):
     5,300 McGraw-Hill Cos., Inc. ...............................        310,713
                                                                    ------------

           Publishing -- Newspapers (0.1%):
     3,000 Dow Jones & Co. ......................................        169,875
                                                                    ------------

           Restaurants (0.4%):
    30,600 McDonald's Corp. .....................................      1,040,400
     4,200 Starbucks Corp.*......................................        185,850
                                                                    ------------
                                                                       1,226,250
                                                                    ------------

           Retail (0.4%):
    11,000 Bed Bath & Beyond, Inc.*..............................        246,125
    13,300 Kohl's Corp.*.........................................        811,300
                                                                    ------------
                                                                       1,057,425
                                                                    ------------

           Retail -- Apparel/Shoes (0.2%):
    24,900 Gap, Inc. ............................................        634,950
                                                                    ------------

           Retail -- Consumer Electronics (0.1%):
     8,700 RadioShack Corp. .....................................        372,469
                                                                    ------------

           Retail -- Discount (2.7%):
   137,000 Wal-Mart Stores, Inc. ................................      7,278,125
                                                                    ------------

           Retail -- Drug Store (0.4%):
    28,500 Walgreen Co. .........................................      1,191,656
                                                                    ------------

           Retail -- Major Department Stores (0.2%):
    20,400 Target Corp. .........................................        657,900
                                                                    ------------

           Retail/Food & Drug (0.2%):
    21,800 Kroger Co.*...........................................        589,963
                                                                    ------------

           Soap & Cleaning Preparations (1.3%):
    19,700 Colgate-Palmolive Co. ................................      1,271,635
    28,800 Procter & Gamble Co. .................................      2,259,000
                                                                    ------------
                                                                       3,530,635
                                                                    ------------

           Telecommunications -- Equipment (2.7%):
     4,900 Comverse Technology, Inc.*............................        532,263
    28,400 JDS Uniphase Corp.*...................................      1,183,925

                                   Continued

                                  Large Company Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  December 31, 2000

[LOGO OF KENT FUNDS]

  Shares     Security Description                                  Market Value
  ------     --------------------                                  ------------

 COMMON STOCKS (continued)
           Telecommunications --
            Equipment (continued)
    98,800 Nortel Networks Corp.,
           ADR..................................................   $  3,167,774
    19,700 QUALCOMM, Inc.*......................................      1,619,094
     3,700 Scientific-Atlanta,
           Inc. ................................................        120,481
    14,700 Tellabs, Inc.*.......................................        830,550
                                                                   ------------
                                                                      7,454,087
                                                                   ------------
           Telecommunications -- Services and
           Equipment (0.5%):
    17,300 Global Crossing, Ltd*................................        247,606
    23,100 Nextel Communications,
           Inc., Class A*.......................................        571,726
    27,100 Sprint Corp., PCS
           Group*...............................................        553,856
                                                                   ------------
                                                                      1,373,188
                                                                   ------------
           Telephone -- Integrated (2.7%):
    86,900 AT&T Corp. ..........................................      1,504,456
    45,900 Qwest Communications
           International, Inc.*.................................      1,881,900
    59,800 Verizon Communications,
           Inc..................................................      2,997,475
    66,500 WorldCom, Inc.*......................................        935,156
                                                                   ------------
                                                                      7,318,987
                                                                   ------------
           Tobacco (0.8%):
    49,600 Philip Morris Cos.,
           Inc. ................................................      2,182,400
                                                                   ------------
           Utilities -- Electric Power (0.4%):
    11,500 Duke Energy Corp. ...................................        980,375
                                                                   ------------
           Utilities -- Telephone (2.3%):
     5,500 Alltel Corp..........................................        343,406
    43,300 BellSouth Corp. .....................................      1,772,594
    83,300 SBC Communications,
           Inc. ................................................      3,977,575
    16,800 Sprint Corp. ........................................        341,250
                                                                   ------------
                                                                      6,434,825
                                                                   ------------
           Wireless Equipment (0.5%):
    50,500 Motorola, Inc........................................      1,022,625
    14,200 Palm, Inc.*..........................................        402,038
                                                                   ------------
                                                                      1,424,663
                                                                   ------------
           Total Common Stocks..................................    263,639,523
                                                                   ------------
 INVESTMENT COMPANIES (4.0%):
 2,426,744 Dreyfus Cash Management
           Money Market Fund....................................      2,426,744
 8,023,202 Federated Prime Value
           Obligations Money Market
           Fund.................................................      8,023,202
     3,820 S&P 500 Depositary
           Receipt..............................................        501,136
                                                                   ------------
                   Total Investment
           Companies............................................     10,951,082
                                                                   ------------
 Total Investments (Cost
 $288,338,491) (a) -- 100.0%.....................................   274,590,605
 Liabilities in excess of other
 assets -- 0.0%..................................................        (3,198)
                                                                   ------------
 Net Assets -- 100.0%............................................  $274,587,407
                                                                   ============

-------
(a) Represents cost for financial reporting purposes and differs from cost basis for Federal income tax purposes by the amount of losses recognized for financial reporting in excess of Federal income tax reporting of $120,228. Cost for Federal income tax purposes differs from market value by net unrealized depreciation of securities as follows:

   Unrealized appreciation....................................... $ 27,106,751
   Unrealized depreciation.......................................  (40,974,865)
                                                                  ------------
   Net unrealized depreciation................................... $(13,868,114)
                                                                  ============

(b) Part of this security has been deposited as initial margin on open futures contracts.
* Non-income producing security.
ADR -- American Depositary Receipt
NV -- Naamloze Vennootschap (Dutch Corporation)

At December 31, 2000 the Fund's open long futures contracts were as follows:

                                                        Unrealized
  # of             Opening             Notional        Depreciation         Market
Contracts       Contract Type           Amount          on Futures          Value
---------       -------------          --------        ------------         ------
    29        Standard & Poor's       $9,742,040         $(63,290)        $9,678,750
                500, 3/15/01

                       See Notes to Financial Statements.

                                  Small Company Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  December 31, 2000

   Shares                    Security Description                   Market Value
   ------                    --------------------                   ------------

 COMMON STOCKS (97.1%):
            Advertising (1.0%):
    105,000 Catalina Market Corp.*...............................   $  4,088,437
     60,100 Penton Media, Inc. ..................................      1,615,188
     70,000 True North Communications............................      2,975,000
                                                                    ------------
                                                                       8,678,625
                                                                    ------------

            Aerospace & Defense (1.0%):
     52,500 Alliant Techsystems, Inc.*...........................      3,504,375
    100,000 Newport News Shipbuilding............................      5,200,000
                                                                    ------------
                                                                       8,704,375
                                                                    ------------

            Aerospace/Defense Equipment (0.1%):
     50,000 AAR Corp. ...........................................        631,250
                                                                    ------------

            Agricultural Operations (0.2%):
     30,000 Agribrands International, Inc.*......................      1,605,000
                                                                    ------------

            Apparel (0.1%):
     30,000 Quiksilver, Inc.*....................................        581,250
                                                                    ------------

            Appliances & Household Products (0.1%):
     55,600 Salton, Inc.*........................................      1,150,225
                                                                    ------------

            Audio/Video Production (0.5%):
    110,000 Harman International Industries, Inc. ...............      4,015,000
                                                                    ------------

            Auto/Truck -- Original Equipment (0.2%):
     30,000 Superior Industries International, Inc...............        946,875
     75,000 Tower Automotive, Inc.*..............................        675,000
                                                                    ------------
                                                                       1,621,875
                                                                    ------------

            Banks -- Central U.S. (1.1%):
    170,000 Community First Bankshares, Inc......................      3,208,750
      2,000 First Federal Capital Corp...........................         29,000
    100,000 MAF Bancorp, Inc. ...................................      2,843,750
    175,000 Republic Bancorp, Inc. ..............................      1,892,188
     60,000 Sterling Bancshares, Inc. ...........................      1,185,000
                                                                    ------------
                                                                       9,158,688
                                                                    ------------

            Banks -- East (1.1%):
    100,000 Banknorth Group, Inc. ...............................      1,993,750
     27,000 Community Bank System, Inc...........................        668,250
     93,500 Hudson United Bancorp................................      1,957,656
     30,000 Premier National Bancorp, Inc. ......................        624,375
    150,000 Roslyn Bancorp, Inc..................................      4,096,875
                                                                    ------------
                                                                       9,340,906
                                                                    ------------

            Banks -- Midwest (0.4%):
    100,000 First Midwest Bancorp, Inc...........................      2,875,000
     35,000 Irwin Financial Corp.................................        741,563
                                                                    ------------
                                                                       3,616,563
                                                                    ------------

            Banks -- Northeast (0.9%):
     81,150 Commerce Bancorp, Inc................................      5,548,631
    158,400 First Commonwealth Financial Corp. ..................      1,584,000
     52,200 Independent Bank Corp. ..............................        652,500
                                                                    ------------
                                                                       7,785,131
                                                                    ------------

   Shares                    Security Description                   Market Value
   ------                    --------------------                   ------------

 COMMON STOCKS (continued)
            Banks -- South (0.4%):
     30,000 Centura Banks, Inc. .................................   $  1,447,500
     85,000 Firstbank Corp. .....................................      2,008,125
                                                                    ------------
                                                                       3,455,625
                                                                    ------------

            Banks -- Southeast (0.5%):
    127,000 BancorpSouth, Inc. ..................................      1,547,813
     90,000 F & M National Corp. ................................      2,351,250
                                                                    ------------
                                                                       3,899,063
                                                                    ------------

            Banks -- Southwest (0.5%):
     50,000 Southwest Bank of Ft. Worth Texas*...................      2,146,875
     55,000 Texas Regional Bancshares, Inc. .....................      1,787,500
                                                                    ------------
                                                                       3,934,375
                                                                    ------------

            Banks -- West (1.9%):
     50,000 CVB Financial Corp. .................................        850,000
     25,000 East West Bancorp, Inc. .............................        623,438
     35,000 First Republic Bancorp, Inc.*........................      1,155,000
    100,000 Greater Bay Bancorp..................................      4,099,999
    150,000 Imperial Bancorp*....................................      3,937,500
    145,000 Silicon Valley Bankshares*...........................      5,011,562
                                                                    ------------
                                                                      15,677,499
                                                                    ------------

            Batteries/Battery Systems (0.1%):
     50,000 Rayovac Corp.*.......................................        709,375
                                                                    ------------

            Building (0.1%):
     30,000 Centex Construction Products, Inc. ..................        819,375
                                                                    ------------

            Building & Construction -- Miscellaneous (0.5%):
     80,000 Dal-Tile International, Inc.*........................      1,135,000
     60,000 Elcor Corp. .........................................      1,012,500
     40,000 Insituform Technologies, Inc.*.......................      1,595,000
     30,000 Nortek, Inc.*........................................        710,625
                                                                    ------------
                                                                       4,453,125
                                                                    ------------

            Building -- Heavy Construction (0.8%):
    125,000 Dycom Industries, Inc.*..............................      4,492,187
     50,000 Granite Construction, Inc. ..........................      1,446,875
     84,200 Washington Group International, Inc.*................        689,388
                                                                    ------------
                                                                       6,628,450
                                                                    ------------

            Building -- Maintenance & Services (0.2%):
     55,000 ABM Industries, Inc. ................................      1,684,375
                                                                    ------------

            Building -- Mobile/Manufacturing & Recreational Vehicles (0.1%):
     38,300 Winnebago Industries, Inc. ..........................        672,644
                                                                    ------------

            Building -- Residential/Commercial (1.5%):
    100,000 D. R. Horton, Inc. ..................................      2,443,749
     75,000 Kaufman & Broad Home Corp. ..........................      2,526,562
     50,000 Pulte Corp. .........................................      2,109,375
     30,000 Ryland Group, Inc. ..................................      1,222,500
     69,600 Standard-Pacific Corp. ..............................      1,626,900
     53,300 Toll Brothers, Inc.*.................................      2,178,638
                                                                    ------------
                                                                      12,107,724
                                                                    ------------


                                   Continued

                                  Small Company Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS (continued) December 31, 2000

[LOGO OF KENT FUNDS]

   Shares                  Security Description                     Market Value
   ------                  --------------------                     ------------

 COMMON STOCKS (continued)
            Building Products -- Air Conditioning/Heat (0.1%):
     50,000 Watsco, Inc. ........................................   $    576,000
                                                                    ------------

            Building Products -- Cement (0.2%):
     11,800 Florida Rock Industries, Inc. .......................        461,675
     40,000 Texas Industries, Inc. ..............................      1,200,000
                                                                    ------------
                                                                       1,661,675
                                                                    ------------

            Building Products -- Retail/Wholesale (0.1%):
     59,900 Hughes Supply, Inc. .................................      1,074,606
                                                                    ------------

            Business Services (0.6%):
     75,000 ADVO, Inc.*..........................................      3,328,125
     38,300 Fair, Isaac & Co., Inc. .............................      1,953,300
                                                                    ------------
                                                                       5,281,425
                                                                    ------------

            Cellular Telecom (0.3%):
    150,000 Price Communications Corp.*..........................      2,521,875
                                                                    ------------

            Chemicals -- Diversified (0.2%):
     75,000 Olin Corp. ..........................................      1,659,375
                                                                    ------------

            Chemicals -- Plastic (0.2%):
     50,000 Spartech Corp. ......................................      1,028,125
     50,000 Wellman, Inc. .......................................        706,250
                                                                    ------------
                                                                       1,734,375
                                                                    ------------

            Chemicals -- Specialty (0.6%):
     75,000 NL Industries, Inc. .................................      1,818,750
     65,000 OM Group, Inc. ......................................      3,550,625
                                                                    ------------
                                                                       5,369,375
                                                                    ------------

            Circuits (0.5%):
     90,000 Integrated Device Technology, Inc.*..................      2,981,250
     75,000 Pericom Semiconductor Corp.*.........................      1,387,500
                                                                    ------------
                                                                       4,368,750
                                                                    ------------

            Commercial Services (0.5%):
     25,000 CoStar Group, Inc.*..................................        590,625
     43,500 Maximus, Inc.*.......................................      1,519,781
     65,000 Prepaid Legal Services, Inc.*........................      1,657,500
                                                                    ------------
                                                                       3,767,906
                                                                    ------------

            Commercial Services -- Finance (0.2%):
     50,000 NCO Group, Inc.*.....................................      1,518,750
     50,000 The Profit Recovery Group International, Inc.*.......        318,750
                                                                    ------------
                                                                       1,837,500
                                                                    ------------

            Computer Data Security (0.4%):
     65,000 RSA Security, Inc.*..................................      3,436,875
                                                                    ------------

            Computer Hardware Manufacturing (0.0%):
     75,000 Micron Electronics, Inc.*............................        292,969
                                                                    ------------

            Computer Services (0.2%):
     35,000 CheckFree Corp.*.....................................      1,487,500
                                                                    ------------

   Shares                    Security Description                   Market Value
   ------                    --------------------                   ------------

 COMMON STOCKS (continued)
            Computer Software (4.8%):
    100,000 BroadVision, Inc.*...................................   $  1,181,250
     70,000 Documentum, Inc.*....................................      3,478,125
    125,000 FileNET Corp.*.......................................      3,406,250
     75,000 Hyperion Solutions Corp.*............................      1,157,813
    100,000 Mercury Interactive Corp.*...........................      9,024,999
    100,000 Micromuse, Inc.*.....................................      6,035,937
    100,000 MSC Software Corp.*..................................        785,000
     90,000 Peregrine Systems, Inc.*.............................      1,777,500
    100,000 Progress Software Corp.*.............................      1,443,750
     50,000 Project Software & Development, Inc.*................        536,719
     80,000 Rainbow Technologies, Inc.*..........................      1,265,000
    150,000 Sybase, Inc.*........................................      2,971,875
     40,000 Transaction Systems Architects, Inc.*................        462,500
    100,000 Verity, Inc.*........................................      2,406,250
     90,000 Wind River Systems, Inc.*............................      3,071,250
                                                                    ------------
                                                                      39,004,218
                                                                    ------------

            Computers -- Equipment (0.2%):
     50,000 Concurrent Computer Corp.*...........................        268,750
     75,000 Insight Enterprises, Inc.*...........................      1,345,313
                                                                    ------------
                                                                       1,614,063
                                                                    ------------

            Computers -- Integrated Systems (1.2%):
     50,000 Avant! Corp.*........................................        915,625
     40,000 Brooktrout, Inc.*....................................        378,750
     85,000 Cerner Corp.*........................................      3,931,249
     50,000 Echelon Corp.*.......................................        803,125
     50,000 Mercury Computer Systems, Inc.*......................      2,321,875
     60,000 MICROS Systems, Inc.*................................      1,095,000
     75,000 Systems & Computer Technology Corp.*.................        923,438
                                                                    ------------
                                                                      10,369,062
                                                                    ------------

            Computers -- Local Area Network (0.2%):
     81,000 Anixter International, Inc.*.........................      1,751,625
                                                                    ------------

            Computers -- Memory Devices (0.2%):
     70,000 SanDisk Corp.*.......................................      1,946,875
                                                                    ------------

            Computers -- Peripheral Equipment (0.4%):
     30,000 Extended Systems, Inc.*..............................        350,625
    125,000 InFocus Corp.*.......................................      1,843,750
    200,000 SONICblue, Inc.*.....................................        825,000
                                                                    ------------
                                                                       3,019,375
                                                                    ------------

            Computers -- Services (0.5%):
     40,000 Bell & Howell Co.*...................................        660,000
     50,000 CIBER, Inc.*.........................................        243,750
     75,000 Factset Research Systems, Inc........................      2,780,250
    100,000 iGATE Capital Corp.*.................................        287,500
                                                                    ------------
                                                                       3,971,500
                                                                    ------------

            Consumer Non-Durable (0.3%):
    137,000 Wolverine World Wide, Inc............................      2,089,250
                                                                    ------------

            Consumer Products -- Miscellaneous (0.1%):
     43,500 Oneida, Ltd. ........................................        807,469
                                                                    ------------


                                   Continued

                                  Small Company Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS (continued) December 31, 2000

   Shares                  Security Description                   Market Value
   ------                  --------------------                   ------------

 COMMON STOCKS (continued)
            Containers -- Paper & Plastic (0.2%):
     10,000 Ivex Packaging Corp.*..............................   $    109,375
    100,000 Longview Fibre Co. ................................      1,350,000
                                                                  ------------
                                                                     1,459,375
                                                                  ------------

            Cosmetics & Toiletries (0.1%):
    100,000 Playtex Products, Inc.*............................        962,500
                                                                  ------------

            Data Processing & Reproduction (1.2%):
     50,000 American Management Systems, Inc.*.................        990,625
    100,000 ChoicePoint, Inc.*.................................      6,556,250
     50,000 CSG Systems International, Inc.*...................      2,346,875
                                                                  ------------
                                                                     9,893,750
                                                                  ------------

            Data Processing/Management (0.1%):
     25,000 Acxiom Corp.*......................................        973,438
                                                                  ------------

            Direct Marketing (0.2%):
    100,000 ValueVision International, Inc. -- Class A*........      1,262,500
                                                                  ------------

            Distribution/Wholesale (0.1%):
    125,000 Brightpoint, Inc.*.................................        437,500
                                                                  ------------

            Diversified (1.0%):
     50,000 Clarcor, Inc.......................................      1,034,375
    100,000 Federal Signal Corp................................      1,962,500
     60,800 Gencorp, Inc. .....................................        585,200
     80,000 Imation Corp.*.....................................      1,240,000
     80,000 Manitowoc Co., Inc. ...............................      2,320,000
     50,000 Triarc Cos., Inc.*.................................      1,212,500
                                                                  ------------
                                                                     8,354,575
                                                                  ------------

            Drug Delivery Systems (0.6%):
     75,000 Elan Corp., PLC ADR*...............................      3,510,938
     43,000 Noven Pharmaceuticals, Inc.*.......................      1,607,125
                                                                  ------------
                                                                     5,118,063
                                                                  ------------

            Electric -- Integrated (0.2%):
     30,000 UIL Holdings Corp. ................................      1,492,500
                                                                  ------------

            Electrical Components -- Semiconductors (1.5%):
    220,000 Cypress Semiconductor Corp.*.......................      4,331,250
    150,000 General Semiconductor, Inc.*.......................        937,500
    175,000 International Rectifier Corp.*.....................      5,249,999
    100,000 LTX Corp.*.........................................      1,295,313
    100,000 MEMC Electronic Materials, Inc.*...................        968,750
                                                                  ------------
                                                                    12,782,812
                                                                  ------------

            Electrical Equipment (0.5%):
     90,000 C&D Technologies, Inc. ............................      3,886,875
                                                                  ------------

            Electronic -- Manufacturing & Machinery (0.3%):
    150,000 Kulicke and Soffa Industries, Inc.*................      1,687,500
     50,000 PRI Automation, Inc.*..............................        937,500
                                                                  ------------
                                                                     2,625,000
                                                                  ------------

   Shares                   Security Description                  Market Value
   ------                   --------------------                  ------------

 COMMON STOCKS (continued)
            Electronic -- Miscellaneous Components (2.8%):
    125,000 APW Ltd.*..........................................   $  4,218,749
     50,000 Audiovox Corp.*....................................        450,000
    100,000 CTS Corp...........................................      3,643,750
     73,000 Littelfuse, Inc.*..................................      2,089,625
     52,500 Park Electrochemical Corp. ........................      1,611,094
     70,000 Photronics Corp.*..................................      1,640,625
    120,000 Plexus Corp.*......................................      3,646,875
     50,000 RadiSys Corp.*.....................................      1,293,750
     50,000 Sanmina Corp.*.....................................      3,831,250
     10,000 Sawtek, Inc.*......................................        461,875
                                                                  ------------
                                                                    22,887,593
                                                                  ------------

            Electronic Components -- Semiconductors (0.5%):
     25,000 Artisan Components, Inc.*..........................        185,938
     61,600 ATMI, Inc.*........................................      1,201,200
    125,000 C-Cube Microsystems, Inc.*.........................      1,539,062
     24,000 GaSonics International Corp.*......................        441,000
     30,000 MKS Instruments, Inc.*.............................        465,000
                                                                  ------------
                                                                     3,832,200
                                                                  ------------

            Electronic Components/Instruments (2.7%):
    125,000 Applied Micro Circuits Corp.*......................      9,380,858
    100,000 Artesyn Technologies, Inc.*........................      1,587,500
    127,500 Cable Design Technologies Corp.*...................      2,143,594
    150,000 Lam Research Corp.*................................      2,175,000
    125,000 Methode Electronics, Inc. -- Class A...............      2,867,188
     50,000 Pioneer Standard Electronics, Inc. ................        550,000
    100,000 Technitrol, Inc. ..................................      4,112,500
                                                                  ------------
                                                                    22,816,640
                                                                  ------------

            Electronic Measuring Equipment (0.8%):
    200,000 Tektronix, Inc. ...................................      6,737,500
                                                                  ------------

            Electronic Measuring Instruments (0.1%):
     22,500 Orbotech, Ltd.*....................................        839,531
                                                                  ------------

            Electronic Measuring Machines (0.1%):
     85,000 Genrad, Inc.*......................................        850,000
                                                                  ------------

            Electronic Parts -- Distribution (0.3%):
     50,000 Avnet, Inc.........................................      1,075,000
    100,000 Kent Electronics Corp.*............................      1,650,000
                                                                  ------------
                                                                     2,725,000
                                                                  ------------

            Electronic Products -- Miscellaneous (0.7%):
    100,300 Allen Telecom, Inc.*...............................      1,799,131
    100,000 AMETEK, Inc. ......................................      2,593,750
    140,000 Kopin Corp.*.......................................      1,548,750
                                                                  ------------
                                                                     5,941,631
                                                                  ------------

            Electronics -- Military (0.4%):
     40,000 L-3 Communications Holdings, Inc.*.................      3,080,000
                                                                  ------------

            Engineering (0.3%):
     60,000 Jacobs Engineering Group, Inc.*....................      2,771,250
                                                                  ------------


                                   Continued

                                  Small Company Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS (continued) December 31, 2000

[LOGO OF KENT FUNDS]

   Shares                 Security Description                      Market Value
   ------                 --------------------                      ------------

 COMMON STOCKS (continued)
            Entertainment (0.2%):
     75,000 Vail Resorts, Inc.*..................................   $  1,757,813
                                                                    ------------

            Fertilizers (0.2%):
     45,000 The Scotts Company*..................................      1,662,188
                                                                    ------------

            Fiber Optics (0.1%):
    112,500 C-COR.net Corp.*.....................................      1,093,359
                                                                    ------------

            Finance (0.5%):
    150,000 Metris Companies, Inc. ..............................      3,946,875
                                                                    ------------

            Financial -- Consumer Loans (0.7%):
    200,000 AmeriCredit Corp.*...................................      5,450,000
                                                                    ------------

            Financial -- Investment Banker/Broker (1.9%):
     23,500 Advest Group, Inc. ..................................        835,719
     50,000 Ameritrade Holding Corp. -- Class A..................        350,000
     40,000 Dain Rauscher Corp. .................................      3,787,500
     50,000 E*Trade Group, Inc.*.................................        368,750
    100,000 Investment Technology Group, Inc.*...................      4,174,999
     75,000 Jefferies Group, Inc. ...............................      2,343,750
    100,000 Morgan Keegan, Inc. .................................      2,650,000
     50,000 Southwest Securities Group, Inc. ....................      1,293,750
                                                                    ------------
                                                                      15,804,468
                                                                    ------------

            Financial -- Investment Management Cos. (1.1%):
    143,500 Allied Capital Corp. ................................      2,995,563
    200,000 Eaton Vance Corp. ...................................      6,450,000
                                                                    ------------
                                                                       9,445,563
                                                                    ------------

            Financial -- Leasing Company (0.1%):
     35,000 Financial Federal Corp.*.............................        835,625
                                                                    ------------

            Financial -- Mortgage & Related Services (0.2%):
     40,000 Triad Guaranty, Inc.*................................      1,325,000
                                                                    ------------

            Financial -- Savings & Loan (1.3%):
    100,686 Downey Financial Corp. ..............................      5,537,729
     73,500 FirstFed Financial Corp.*............................      2,374,969
    100,000 Staten Island Bancorp, Inc. .........................      2,137,500
     40,000 Westcorp.............................................        600,000
                                                                    ------------
                                                                      10,650,198
                                                                    ------------

            Financial Services -- Diversified (0.2%):
    100,000 Phoenix Investment Partners Ltd. ....................      1,568,750
                                                                    ------------

            Food -- Diversified (0.3%):
     70,000 Ralcorp Holding, Inc.*...............................      1,146,250
     60,000 The Earthgrains Co. .................................      1,110,000
                                                                    ------------
                                                                       2,256,250
                                                                    ------------

            Food -- Flour & Grain (0.1%):
     50,600 International Multi-Foods Corp. .....................      1,027,813
                                                                    ------------

            Gas -- Distribution (0.3%):
    100,000 Vectren Corp. .......................................      2,562,500
                                                                    ------------

   Shares                    Security Description                   Market Value
   ------                    --------------------                   ------------

 COMMON STOCKS (continued)
            Glass Products (0.1%):
     36,200 Libbey, Inc. ........................................   $  1,099,575
                                                                    ------------

            Health Care (0.6%):
    135,000 IDEXX Laboratories, Inc.*............................      2,970,000
     60,000 Patterson Dental Company*............................      2,032,500
                                                                    ------------
                                                                       5,002,500
                                                                    ------------

            Hotels & Lodging (0.1%):
    100,000 Prime Hospitality Corp.*.............................      1,162,500
                                                                    ------------

            Human Resources (0.3%):
     30,000 Hall, Kinion & Associates, Inc.*.....................        603,750
     35,000 Korn/Ferry International*............................        743,750
    125,000 Spherion Corp.*......................................      1,414,063
                                                                    ------------
                                                                       2,761,563
                                                                    ------------

            Industrial -- Automotive/Robotics (0.2%):
     65,000 Esterline Technologies Corp.*........................      1,706,250
                                                                    ------------

            Instruments -- Controls (0.5%):
     50,000 Photon Dynamics, Inc.*...............................      1,125,000
    100,000 Roper Industries, Inc. ..............................      3,306,250
                                                                    ------------
                                                                       4,431,250
                                                                    ------------

            Instruments -- Scientific (1.9%):
     76,500 Dionex Corp.*........................................      2,639,250
    125,000 PerkinElmer, Inc. ...................................     13,124,999
                                                                    ------------
                                                                      15,764,249
                                                                    ------------

            Insurance (0.5%):
     85,000 StanCorp Financial Group, Inc........................      4,058,750
                                                                    ------------

            Insurance -- Accident & Health (0.1%):
     25,000 RLI Corp.............................................      1,117,188
                                                                    ------------

            Insurance -- Brokers (1.2%):
    125,000 Arthur J. Gallagher & Co. ...........................      7,953,125
     47,200 Hilb, Rogal & Hamilton Co. ..........................      1,882,100
                                                                    ------------
                                                                       9,835,225
                                                                    ------------

            Insurance -- Life (0.4%):
     50,000 AmerUs Group Co. ....................................      1,618,750
     50,000 Delphi Financial Group*..............................      1,925,000
                                                                    ------------
                                                                       3,543,750
                                                                    ------------

            Insurance -- Multi-Line (0.4%):
    100,000 Enhance Financial Services Group, Inc. ..............      1,543,750
    100,000 FBL Financial Group, Inc. -- Class A.................      1,743,750
                                                                    ------------
                                                                       3,287,500
                                                                    ------------

            Insurance -- Property & Casualty (0.8%):
     75,000 Fidelity National Financial, Inc. ...................      2,770,313
     75,000 First American Financial Corp........................      2,465,625
     25,000 Philadelphia Consolidated Holding Corp.* ............        771,875
     30,000 SCPIE Holdings, Inc..................................        708,750
                                                                    ------------
                                                                       6,716,563
                                                                    ------------


                                   Continued

                                  Small Company Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS (continued) December 31, 2000

   Shares                  Security Description                     Market Value
   ------                  --------------------                     ------------

 COMMON STOCKS (continued)
            Internet Content (0.1%):
     20,000 DoubleClick, Inc.*...................................   $    218,750
     50,000 S1 Corp.*............................................        262,500
                                                                    ------------
                                                                         481,250
                                                                    ------------

            Internet Services/Software (1.2%):
    109,050 Avocent Corp.*.......................................      2,944,350
     50,000 Convera Corp.*.......................................        887,500
     50,000 Internet Security Systems, Inc.*.....................      3,925,000
     75,000 Retek, Inc.*.........................................      1,828,125
                                                                    ------------
                                                                       9,584,975
                                                                    ------------

            Internet Software (0.0%):
     85,000 CyberSource Corp.*...................................        201,875
                                                                    ------------

            Lasers -- Systems/Components (1.2%):
    100,000 Coherent, Inc.*......................................      3,250,000
    100,000 Cymer, Inc.*.........................................      2,573,438
    100,000 Electro Scientific Industries, Inc.*.................      2,800,000
    150,000 VISX, Inc.*..........................................      1,565,625
                                                                    ------------
                                                                      10,189,063
                                                                    ------------

            Leisure & Recreation Products (0.3%):
     55,000 Polaris Industries, Inc. ............................      2,186,250
                                                                    ------------

            Leisure & Recreation/Gaming (0.4%):
    104,400 Aztar Corp.*.........................................      1,350,675
     50,000 Pinnacle Entertainment, Inc.*........................        675,000
    112,500 Station Casinos, Inc.*...............................      1,680,469
                                                                    ------------
                                                                       3,706,144
                                                                    ------------

            Machinery -- Construction/Mining (0.2%):
    100,000 JLG Industries, Inc. ................................      1,062,500
     25,000 Terex Corp.*.........................................        404,688
                                                                    ------------
                                                                       1,467,188
                                                                    ------------

            Machinery -- Electrical (0.3%):
     90,000 Baldor Electric Co. .................................      1,901,250
     45,000 Smith (A.O.) Corp. ..................................        767,813
                                                                    ------------
                                                                       2,669,063
                                                                    ------------

            Machinery -- General Industrial (0.9%):
     50,000 Albany International Corp. -- Class A*...............        671,875
     42,725 Applied Industrial Technology, Inc. .................        878,533
     50,000 Graco, Inc. .........................................      2,068,750
     75,000 Idex Corp. ..........................................      2,484,375
    100,000 Paxar Corp.*.........................................      1,018,750
                                                                    ------------
                                                                       7,122,283
                                                                    ------------

            Management Consulting Services (0.2%):
     45,000 DiamondCluster International, Inc.*..................      1,372,500
                                                                    ------------

            Manufacturing -- Diversified (0.0%):
    125,000 Actuant Corp. -- Class A.............................        375,000
                                                                    ------------

   Shares                  Security Description                     Market Value
   ------                  --------------------                     ------------

 COMMON STOCKS (continued)
            Medical -- Biomedical/Genetic (4.6%):
     50,000 Affymetrix, Inc.*....................................   $  3,721,875
    110,000 Alkermes, Inc.*......................................      3,451,250
     75,000 Cell Genesys, Inc.*..................................      1,710,938
     25,000 CuraGen Corp.*.......................................        682,813
     30,000 Curis, Inc.*.........................................        266,250
     50,000 Digene Corp.*........................................      2,234,375
     31,585 Genzyme Corp.*.......................................        274,395
     50,000 IDEC Pharmaceuticals Corp.*..........................      9,478,124
     35,000 Invitrogen Corp.*....................................      3,023,125
    150,000 Millennium Pharmaceuticals*..........................      9,281,249
      6,000 Myriad Genetics, Inc.*...............................        496,500
     60,000 Nanogen, Inc.*.......................................        540,000
     50,000 Transkaryotic Therapies, Inc.*.......................      1,821,875
                                                                    ------------
                                                                      36,982,769
                                                                    ------------

            Medical -- Biotechnology (0.2%):
     60,000 Cryolife, Inc.*......................................      1,815,000
                                                                    ------------

            Medical -- Drugs (3.9%):
     75,000 Alpharma, Inc. -- Class A............................      3,290,625
    100,000 Carter-Wallace, Inc..................................      3,337,500
     75,000 Celgene Corp.*.......................................      2,437,500
     30,000 Corixa Corp.*........................................        836,250
     75,000 Guilford Pharmaceuticals, Inc.*......................      1,350,000
    140,000 King Pharmaceuticals, Inc.*..........................      7,236,249
    175,000 Ligand Pharmaceuticals, Inc.*........................      2,450,000
    100,000 Medicis Pharmaceutical Corp. -- Class A*.............      5,912,500
     90,000 Priority Healthcare Corp., Series B*.................      3,673,125
    100,000 SuperGen, Inc.*......................................      1,387,500
                                                                    ------------
                                                                      31,911,249
                                                                    ------------

            Medical -- Health Medical Organization (0.9%):
    155,000 Mid Atlantic Medical Services, Inc.*.................      3,070,938
     60,000 Trigon Healthcare, Inc.*.............................      4,668,750
                                                                    ------------
                                                                       7,739,688
                                                                    ------------

            Medical -- Hospital (0.4%):
     90,000 Province Healthcare Co.*.............................      3,543,750
                                                                    ------------

            Medical -- Hospital Services (1.6%):
     95,000 Quest Diagnostics, Inc.*.............................     13,489,999
                                                                    ------------

            Medical -- Outpatient/Home Care (0.9%):
    125,000 Apria Healthcare Group, Inc.*........................      3,718,750
    125,000 Orthodontic Centers of America, Inc.*................      3,906,250
                                                                    ------------
                                                                       7,625,000
                                                                    ------------

            Medical -- Wholesale Drug Distribution (1.2%):
     50,000 AmeriSource Health Corp. -- Class A*.................      2,525,000
     85,000 Bindley Western Industries, Inc......................      3,532,813
     40,000 Express Scripts, Inc. -- Class A*....................      4,090,000
                                                                    ------------
                                                                      10,147,813
                                                                    ------------


                                   Continued

                                  Small Company Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS (continued) December 31, 2000

[LOGO OF KENT FUNDS]

   Shares                    Security Description                   Market Value
   ------                    --------------------                   ------------

 COMMON STOCKS (continued)
            Medical Equipment & Supplies (0.4%):
     30,000 Conmed Corp.*........................................   $    513,750
    100,000 Respironics, Inc.*...................................      2,850,000
                                                                    ------------
                                                                       3,363,750
                                                                    ------------

            Medical Instruments (0.1%):
      3,200 Datascope Corp.......................................        109,600
     76,700 Kensey Nash Corp.*...................................        776,588
     10,000 ORATEC Interventions, Inc.*..........................         51,250
                                                                    ------------
                                                                         937,438
                                                                    ------------

            Medical Products (1.2%):
     50,000 Diagnostic Products Corp.............................      2,731,250
    100,000 Haemonetics Corp.*...................................      3,087,500
    125,000 Owens & Minor, Inc. .................................      2,218,750
     18,000 PolyMedica, Corp.*...................................        600,750
     40,000 West Pharmaceutical Services, Inc. ..................        982,500
                                                                    ------------
                                                                       9,620,750
                                                                    ------------

            Medical Supplies (0.2%):
    100,000 STERIS Corp.*........................................      1,612,500
                                                                    ------------

            Medical/Dental Supplies (0.2%):
     50,000 Cooper Cos., Inc. ...................................      1,993,750
                                                                    ------------

            Metal -- Iron (0.1%):
     25,000 Cleveland Cliffs, Inc. ..............................        539,063
                                                                    ------------
            Metal -- Miscellaneous (0.1%):
     37,400 Brush Wellman, Inc. .................................        755,013
                                                                    ------------

            Metal -- Processing & Fabrication (0.4%):
     18,600 Commercial Metals Co. ...............................        413,850
     85,000 Mueller Industries, Inc.*............................      2,279,063
     25,000 Wolverine Tube, Inc.*................................        299,750
                                                                    ------------
                                                                       2,992,663
                                                                    ------------

            Metal Products -- Distribution (0.1%):
     50,000 Reliance Steel & Aluminum Co. .......................      1,237,500
                                                                    ------------

            Motion Pictures & Services (0.1%):
    100,000 Zomax, Inc.*.........................................        456,250
                                                                    ------------

            Network Products (0.6%):
     30,000 Black Box Corp.*.....................................      1,449,375
    100,000 Computer Network Technology Corp.*...................      2,881,250
     50,000 Xircom, Inc.*........................................        775,000
                                                                    ------------
                                                                       5,105,625
                                                                    ------------

            Office Supplies & Forms (0.1%):
     62,900 John H. Harland Co. .................................        888,463
                                                                    ------------

            Oil & Gas -- Drilling (0.2%):
     30,000 Atwood Oceanics, Inc.*...............................      1,314,300
                                                                    ------------

            Oil -- Field Services (1.3%):
    100,000 Hanover Compressor Co.*..............................      4,456,249
     49,600 Oceaneering International, Inc.*.....................        964,100

   Shares                    Security Description                   Market Value
   ------                    --------------------                   ------------

 COMMON STOCKS (continued)
            Oil -- Field Services (continued)
     40,000 RPC Energy Services, Inc. ...........................   $    580,000
     60,000 Seacor Holdings, Inc.*...............................      3,157,500
     40,000 Veritas DGC, Inc.*...................................      1,292,000
                                                                    ------------
                                                                      10,449,849
                                                                    ------------

            Oil -- U.S. Exploration & Production (2.9%):
     40,000 Berry Petroleum Co. .................................        535,000
     75,000 Cabot Oil & Gas Corp. ...............................      2,339,063
    150,000 Cross Timbers Oil Co. ...............................      4,162,499
     30,000 Forest Oil Corp.*....................................      1,106,250
     25,000 Houston Exploration Co.*.............................        953,125
     50,000 HS Resources, Inc.*..................................      2,118,750
     50,000 Louis Dreyfus Natural Gas*...........................      2,290,625
     70,000 Newfield Exploration Co.*............................      3,320,625
     50,000 Stone Energy Corp.*..................................      3,227,500
     40,000 Swift Energy Co.*....................................      1,505,000
    100,000 Vintage Petroleum, Inc. .............................      2,150,000
                                                                    ------------
                                                                      23,708,437
                                                                    ------------

            Oil Refining (0.3%):
     50,000 Enterprise Products Partners L.P. ...................      1,571,875
     50,000 Tesoro Petroleum Corp.*..............................        581,250
                                                                    ------------
                                                                       2,153,125
                                                                    ------------

            Paper & Related Products (0.1%):
      7,700 Chesapeake Corp. ....................................        158,331
     25,000 Pope & Talbot, Inc. .................................        420,313
                                                                    ------------
                                                                         578,644
                                                                    ------------

            Pharmacy Services (0.3%):
     50,000 AdvancePCS*..........................................      2,275,000
                                                                    ------------

            Pollution Control (0.1%):
     20,000 Ionics, Inc.*........................................        567,500
                                                                    ------------

            Power Conversion/Supply Equipment (0.1%):
     30,000 Advanced Energy Industries, Inc.*....................        675,000
                                                                    ------------

            Radio Broadcasting (0.1%):
     40,000 Citadel Communications Corp.*........................        480,000
     20,000 Emmis Communications Corp.*..........................        573,750
                                                                    ------------
                                                                       1,053,750
                                                                    ------------

            Real Estate (0.2%):
     60,000 Webb (Del) Corp.*....................................      1,755,000
                                                                    ------------

            Restaurants (1.0%):
     75,000 Applebee's International, Inc. ......................      2,357,813
     25,000 CEC Entertainment, Inc.*.............................        853,125
    100,000 Jack in the Box, Inc.*...............................      2,943,750
    135,800 Ruby Tuesday, Inc. ..................................      2,070,950
                                                                    ------------
                                                                       8,225,638
                                                                    ------------

            Retail -- Apparel/Shoes (1.8%):
     85,000 Ann Taylor Stores Corp.*.............................      2,119,688
     40,000 Brown Shoe Company, Inc. ............................        520,000

                                   Continued

                                  Small Company Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS (continued) December 31, 2000

   Shares                   Security Description                    Market Value
   ------                   --------------------                    ------------

 COMMON STOCKS (continued)
            Retail -- Apparel/Shoes (continued)
     55,500 Burlington Coat Factory Warehouse....................   $  1,051,031
     60,000 Cole (Kenneth) Productions, Inc.*....................      2,415,000
     65,000 Footstar, Inc.*......................................      3,217,500
     55,500 Genesco, Inc.*.......................................      1,356,281
     40,000 Hot Topic, Inc.*.....................................        657,500
     80,000 Talbots, Inc. .......................................      3,649,999
     15,000 The Children's Place Retail Stores, Inc.*............        303,750
                                                                    ------------
                                                                      15,290,749
                                                                    ------------

            Retail -- Consumer Electronics (0.1%):
     73,900 Handleman Co.*.......................................        554,250
                                                                    ------------

            Retail -- Discount (0.1%):
     40,000 99 Cents Only Stores*................................      1,095,000
                                                                    ------------

            Retail -- General Merchandise (0.1%):
     36,500 Russ Berrie & Co., Inc. .............................        771,063
                                                                    ------------

            Retail -- Home Furnishings (0.4%):
    150,000 La-Z-Boy, Inc. ......................................      2,362,500
     40,000 Linens 'N Things, Inc.*..............................      1,105,000
                                                                    ------------
                                                                       3,467,500
                                                                    ------------

            Retail -- Jewelry (0.6%):
     65,000 Claire's Stores, Inc. ...............................      1,165,938
    125,000 Zale Corp.*..........................................      3,632,812
                                                                    ------------
                                                                       4,798,750
                                                                    ------------

            Retail -- Special Line (0.2%):
     54,000 Michaels Stores, Inc.*...............................      1,431,000
                                                                    ------------

            Retail -- Supermarkets (0.1%):
     75,000 Ruddick Corp. .......................................        857,813
                                                                    ------------

            Semiconductor Equipment (0.2%):
     75,000 Credence Systems Corp.*..............................      1,725,000
                                                                    ------------

            Shoes & Related Apparel (0.6%):
     80,000 Timberland Co. -- Class A*...........................      5,350,000
                                                                    ------------

            Soap & Cleaning Preparations (0.3%):
    109,600 Church & Dwight Co., Inc. ...........................      2,438,600
                                                                    ------------

            Software -- Communications (0.1%):
    100,000 Puma Technology, Inc.*...............................        415,625
                                                                    ------------

            Software Tools (0.1%):
     75,000 BindView Development Corp.*..........................        705,469
                                                                    ------------

            Steel -- Pipes & Tubes (0.0%):
     20,300 Quanex Corp. ........................................        408,538
                                                                    ------------
            Steel -- Producers (0.6%):
    150,000 AK Steel Holding Corp. ..............................      1,312,500
     30,000 Carpenter Technology Corp. ..........................      1,050,000
     65,000 Lone Star Technologies, Inc.*........................      2,502,500
     35,000 Steel Dynamics, Inc.*................................        385,000
                                                                    ------------
                                                                       5,250,000
                                                                    ------------

   Shares                    Security Description                   Market Value
   ------                    --------------------                   ------------

 COMMON STOCKS (continued)
            Telecom Services (0.4%):
     35,000 Arguss Communications, Inc.*.........................   $    319,375
     75,000 Illuminet Holdings, Inc.*............................      1,720,313
     50,000 Leap Wireless International, Inc.*...................      1,250,000
    100,000 PTEK Holdings, Inc.*.................................        143,750
     30,000 US LEC Corp. -- Class A*.............................        144,375
                                                                    ------------
                                                                       3,577,813
                                                                    ------------

            Telecommunications (0.0%):
    100,000 Viatel, Inc.*........................................        371,875
                                                                    ------------

            Telecommunications -- Cellular (0.1%):
     20,000 Rural Cellular Corp.*................................        592,500
                                                                    ------------

            Telecommunications -- Equipment (1.3%):
     25,000 Applied Signal Technology, Inc. .....................        127,344
     60,000 Com21, Inc.*.........................................        281,250
     50,000 CommScope, Inc.*.....................................        828,125
    150,000 Plantronics, Inc.*...................................      7,049,999
     91,000 Terayon Communications Systems, Inc.*................        369,688
    100,000 Titan Corp.*.........................................      1,624,999
     50,000 Westell Technologies, Inc.*..........................        153,125
                                                                    ------------
                                                                      10,434,530
                                                                    ------------

            Telecommunications -- Satellite (0.1%):
     40,000 EchoStar Communications Corp. -- Class A*............        910,000
     75,000 Motient Corp.*.......................................        300,000
                                                                    ------------
                                                                       1,210,000
                                                                    ------------

            Telecommunications -- Services and Equipment (0.9%):
     30,000 CTC Communications Group, Inc.*......................        138,750
    150,000 ITC/DeltaCom, Inc.*..................................        808,594
     21,000 LCC International, Inc. -- Class A*..................        228,375
    112,500 MasTec, Inc.*........................................      2,250,000
     27,000 NEON Communications, Inc.*...........................        175,500
     35,000 Tollgrade Communications, Inc.*......................      1,277,500
     70,000 Western Wireless Corp. -- Class A*...................      2,743,125
                                                                    ------------
                                                                       7,621,844
                                                                    ------------

            Telephone -- Integrated (0.2%):
     75,000 Mpower Communications Corp.*.........................        384,375
     75,000 Xo Communications, Inc.*.............................      1,335,938
                                                                    ------------
                                                                       1,720,313
                                                                    ------------

            Textile -- Apparel (0.2%):
     40,000 Kellwood Co. ........................................        845,000
     50,000 Phillips-Van Heusen Corp. ...........................        650,000
                                                                    ------------
                                                                       1,495,000
                                                                    ------------

            Therapeutics (1.3%):
     75,000 ILEX Oncology, Inc.*.................................      1,973,438
     90,000 ImClone Systems, Inc.*...............................      3,959,999
    100,000 Isis Pharmaceuticals, Inc.*..........................      1,062,500
     50,000 MGI Pharma, Inc.*....................................        825,000

                                   Continued

                                  Small Company Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS (continued) December 31, 2000

[LOGO OF KENT FUNDS]

   Shares                   Security Description                  Market Value
   ------                   --------------------                  ------------

 COMMON STOCKS (continued)
            Therapeutics (continued)
     29,500 Onyx Pharmaceuticals, Inc.*........................   $    431,438
     75,000 Titan Pharmaceuticals, Inc.*.......................      2,652,749
                                                                  ------------
                                                                    10,905,124
                                                                  ------------

            Tools -- Hand Held (0.2%):
     35,200 Toro Co. ..........................................      1,291,400
                                                                  ------------

            Transportation -- Air Freight (0.2%):
     50,000 Atlas Air, Inc.*...................................      1,631,250
                                                                  ------------

            Transportation -- Airline (0.1%):
     90,000 America West Holding Corp. -- Class B..............      1,153,125
                                                                  ------------

            Transportation -- Equipment & Leasing (0.4%):
    150,000 Rollins Truck Leasing Corp. .......................      1,200,000
     40,000 Xtra Corp.*........................................      1,920,000
                                                                  ------------
                                                                     3,120,000
                                                                  ------------

            Transportation -- Railroad (0.2%):
     40,000 Florida East Coast Industries, Inc. ...............      1,435,000
                                                                  ------------

            Transportation -- Shipping (0.2%):
     75,000 Overseas Shipholding Group, Inc. ..................      1,720,313
                                                                  ------------

            Utilities -- Electric Power (0.8%):
     25,000 Black Hills Corp. .................................      1,118,750
     40,000 Cleco Corp. .......................................      2,190,000
     50,000 Northwestern Corp. ................................      1,156,250
     50,000 UniSource Energy Corp. ............................        940,625
     30,000 WPS Resources Corp. ...............................      1,104,375
                                                                  ------------
                                                                     6,510,000
                                                                  ------------

            Utilities -- Gas Distribution (0.9%):
     62,100 Atmos Energy Corp. ................................      1,513,688
     60,000 Energen Corp. .....................................      1,931,250
     40,000 Laclede Gas Co. ...................................        935,000
     40,000 New Jersey Resources Corp. ........................      1,730,000
     60,000 UGI Corp. .........................................      1,518,750
                                                                  ------------
                                                                     7,628,688
                                                                  ------------

            Wire & Cable Products (0.3%):
     42,100 Barnes Group, Inc. ................................        836,738
     77,500 Belden, Inc. ......................................      1,966,562
                                                                  ------------
                                                                     2,803,300
                                                                  ------------

            Wireless Equipment (1.0%):
     35,000 Carrier Access Corp.*..............................        315,000
    175,000 DMC Stratex Networks, Inc.*........................      2,625,000
     75,000 InterDigital Communications Corp.*.................        405,469
    100,000 Proxim, Inc.*......................................      4,299,999
     25,000 SBA Communications Corp.*..........................      1,026,563
                                                                  ------------
                                                                     8,672,031
                                                                  ------------
            Total Common Stocks................................    805,500,989
                                                                  ------------

  Shares or
  Principal
   Amount                   Security Description                  Market Value
  ---------                 --------------------                  ------------

 U.S. GOVERNMENT AGENCY OBLIGATIONS (0.2%):
             U.S. Treasury Bills (0.2%):
 $ 2,000,000 5.72%, 6/21/01 (b)................................   $  1,947,860
                                                                  ------------
             Total U.S. Government Agency Obligations..........      1,947,860
                                                                  ------------

 INVESTMENT COMPANIES (2.7%):
       7,273 Dreyfus Cash Management Money Market Fund.........          7,273
  22,567,032 Federated Prime Value Obligations Money Market
             Fund..............................................     22,567,032
                                                                  ------------
             Total Investment Companies........................     22,574,305
                                                                  ------------
 Total Investments (Cost $578,216,081) (a) -- 100.0%...........    830,023,154
 Liabilities in excess of other assets -- 0.0%.................        (33,641)
                                                                  ------------
 Net Assets -- 100.0%..........................................   $829,989,513
                                                                  ============

-------
(a) Represents cost for financial reporting purposes and differs from cost basis for Federal income tax purposes by the amount of losses recognized for financial reporting in excess of Federal income tax reporting of $470,148. Cost for Federal income tax purposes differs from market value by net unrealized appreciation of securities as follows:

   Unrealized appreciation.....................................   $328,175,035
   Unrealized depreciation.....................................    (76,838,110)
                                                                  ------------
   Net unrealized appreciation.................................   $251,336,925
                                                                  ============

(b) Security has been deposited as initial margin on open futures contracts.
 * Non-income producing security.
PLC -- Public Limited Company (British)
ADR -- American Depositary Receipt

At December 31, 2000 the Fund's open long futures contracts were as follows:

                                                          Unrealized
  # of            Opening             Notional           Appreciation           Market
Contracts      Contract Type           Amount             on Futures             Value
---------      -------------          --------           ------------           ------
    95         Russell 2000          $22,769,150           $448,850           $23,218,000
                  3/15/01

                       See Notes to Financial Statements.

                                  International Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  December 31, 2000

   Shares                    Security Description                   Market Value
   ------                    --------------------                   ------------

 COMMON STOCKS (96.3%):
 Australia (2.2%):
            Banking (0.6%):
     40,125 Commonwealth Bank of Australia.......................   $    689,015
    106,014 National Australia Bank Ltd..........................      1,697,090
    108,339 Westpac Banking Corp., Ltd. .........................        794,255
                                                                    ------------
                                                                       3,180,360
                                                                    ------------

            Beverages & Tobacco (0.0%):
     80,262 Coca-Cola Amatil Ltd.................................        208,805
                                                                    ------------

            Brewery (0.0%):
    101,336 Fosters Brewing Group Ltd............................        265,769
                                                                    ------------

            Diversified (0.1%):
     56,346 Southcorp Holdings Ltd...............................        153,224
     20,800 Wesfarmers Ltd.......................................        187,022
                                                                    ------------
                                                                         340,246
                                                                    ------------

            Energy (0.2%):
    113,747 Broken Hill Proprietary Co., Ltd.....................      1,198,079
                                                                    ------------

            Entertainment (0.0%):
     31,137 TABCORP Holdings Ltd.................................        189,863
                                                                    ------------

            Food Products (0.1%):
     67,731 Woolworths Ltd.......................................        316,883
                                                                    ------------

            Gas Utility (0.0%):
     26,533 Australian Gas Light Co., Ltd........................        187,590
                                                                    ------------

            Industrial Goods & Services (0.0%):
     91,818 CSR Ltd. ............................................        238,715
                                                                    ------------

            Insurance (0.2%):
     64,000 AMP Ltd. ............................................        719,086
     34,020 QBE Insurance Group Ltd..............................        186,952
                                                                    ------------
                                                                         906,038
                                                                    ------------

            Metals & Mining (0.1%):
     17,073 Rio Tinto Ltd. ......................................        279,256
     67,271 WMC Ltd. ............................................        286,210
                                                                    ------------
                                                                         565,466
                                                                    ------------

            Multi-Media (0.2%):
    144,553 News Corp., Ltd. ....................................      1,124,486
     12,497 Paperlinx Ltd........................................         22,977
                                                                    ------------
                                                                       1,147,463
                                                                    ------------

            Packaging (0.0%):
     37,493 Amcor Ltd............................................        109,268
                                                                    ------------

            Printing & Publishing (0.2%):
    151,829 News Corp., Ltd......................................      1,079,850
                                                                    ------------

            Property Trust (0.0%):
     31,280 Stockland Trust Group................................         67,819
                                                                    ------------

   Shares                   Security Description                   Market Value
   ------                   --------------------                   ------------

 COMMON STOCKS (continued)
 Australia (continued)
            Real Estate (0.1%):
    117,125 General Property Trust Units........................   $    180,077
     29,772 Lend Lease Corp., Ltd...............................        276,925
     90,273 Westfield Trust Units...............................        170,343
                                                                   ------------
                                                                        627,345
                                                                   ------------

            Retail Stores (0.0%):
     67,936 Coles Myer Ltd. ....................................        263,333
                                                                   ------------

            Services (0.1%):
     13,419 Brambles Industries Ltd. ...........................        313,161
                                                                   ------------

            Steel (0.0%):
     28,437 OneSteel Ltd.*......................................         15,011
                                                                   ------------

            Telecom Equipment (0.3%):
    547,900 Telstra Corporation Ltd.............................      1,955,410
                                                                   ------------
                                                                     13,176,474
                                                                   ------------

 Austria (0.2%):
            Banking (0.2%):
      7,585 Bank Austria AG.....................................        417,301
                                                                   ------------

            Beverages & Tobacco (0.0%):
        700 Oesterreichische Brau-Beteiligungs AG...............         30,231
                                                                   ------------

            Building Products (0.0%):
      5,064 Wienerberger Baustoffindustrie AG...................         90,950
                                                                   ------------

            Chemicals (0.0%):
        400 Lenzing AG..........................................         30,043
                                                                   ------------

            Electric Utility (0.0%):
      2,069 Oesterreichische Elektrizitaetswirtschafts AG, --
            Class A.............................................        209,788
                                                                   ------------

            Engineering (0.0%):
      1,100 VA Technologie AG...................................         33,037
                                                                   ------------

            Insurance (0.0%):
        580 EA-Generali AG......................................         99,649
                                                                   ------------

            Metals & Mining (0.0%):
        175 Radex-Heraklith Industriebeteiligungs AG............          3,450
                                                                   ------------

            Oil & Gas (0.0%):
      1,840 OMV AG..............................................        142,517
                                                                   ------------

            Paper Products (0.0%):
        900 Mayr-Melnhof Karton AG..............................         39,679
                                                                   ------------

            Steel (0.0%):
        800 Boehler-Uddeholm AG.................................         25,912
                                                                   ------------

            Transportation (0.0%):
      1,800 Austrian Airlines...................................         20,769
      1,500 Flughafen Wien AG...................................         56,754
                                                                   ------------
                                                                         77,523
                                                                   ------------
                                                                      1,200,080
                                                                   ------------

                                   Continued

                                  International Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS (continued) December 31, 2000

[LOGO OF KENT FUNDS]

   Shares                    Security Description                   Market Value
   ------                    --------------------                   ------------

 COMMON STOCKS (continued)
 Belgium (0.7%):
            Banking (0.1%):
     12,520 KBC Bancassurance Holding NV.........................   $    542,229
                                                                    ------------
            Chemicals (0.1%):
      7,410 Solvay SA............................................        413,238
                                                                    ------------
            Electric Utility (0.0%):
      5,840 Suez Lyonnaise Des Eaux SA...........................             55
                                                                    ------------
            Electronic Components/Instruments (0.0%):
      1,000 Barco NV*............................................         75,014
      2,000 BarcoNet NV*.........................................         16,317
                                                                    ------------
                                                                          91,331
                                                                    ------------
            Gas & Electric Utility (0.1%):
      3,200 Electrabel SA........................................        723,439
                                                                    ------------
            Industrial Holding Company (0.1%):
      2,000 Groupe Bruxelles Lambert SA..........................        475,057
                                                                    ------------
            Insurance (0.3%):
     43,600 Fortis (b)...........................................      1,416,308
                                                                    ------------
            Merchandising (0.0%):
      4,400 Delhaize-Le Lion SA..................................        209,232
                                                                    ------------

            Pharmaceuticals (0.0%):
      8,000 UCB SA...............................................        296,526
                                                                    ------------
                                                                       4,167,415
                                                                    ------------

 Denmark (0.6%):
            Banking & Finance (0.1%):
     44,970 Danske Bank..........................................        808,902
                                                                    ------------

            Pharmaceuticals (0.2%):
      4,946 Novo Nordisk AS, -- Class B..........................        886,555
      4,946 Novozymes AS, -- Class B*............................         98,921
                                                                    ------------
                                                                         985,476
                                                                    ------------

            Telecommunications (0.1%):
     14,000 Tele Danmark AS, -- Class B..........................        570,571
                                                                    ------------

            Transportation & Shipping (0.2%):
         64 D/S 1912, -- Class B.................................        555,477
         45 D/S Svendborg AS, -- Class B.........................        526,420
                                                                    ------------
                                                                       1,081,897
                                                                    ------------
                                                                       3,446,846
                                                                    ------------

 Europe (0.0%):
            Construction (0.0%):
      1,282 Heidelberger Zement AG-VVPR Strip....................             12
                                                                    ------------

 Finland (3.1%):
            Computer Software (0.1%):
     11,200 TietoEnator OYJ......................................        318,608
                                                                    ------------

            Diversified Financial Services (0.0%):
      4,600 Sampo-Leonia Insurance Co............................        248,325
                                                                    ------------

   Shares                    Security Description                   Market Value
   ------                    --------------------                   ------------

 COMMON STOCKS (continued)
 Finland (continued)
            Forest Products (0.1%):
     23,800 UPM-Kymmene Corp.....................................   $    816,695
                                                                    ------------

            Telecom Equipment (2.7%):
    357,800 Nokia OYJ............................................     15,956,193
                                                                    ------------

            Telecommunications (0.2%):
     58,700 Sonera OYJ...........................................      1,063,630
                                                                    ------------
                                                                      18,403,451
                                                                    ------------

 France (12.2%):
            Advertising (0.1%):
      9,300 Publicis SA..........................................        314,239
                                                                    ------------

            Aluminum (0.0%):
      2,700 Pechiney SA -- A Shares..............................        123,424
                                                                    ------------

            Auto Parts (0.0%):
      5,645 Valeo SA.............................................        252,058
                                                                    ------------

            Automotive (0.1%):
      3,262 PSA Peugeot Citroen..................................        742,049
                                                                    ------------

            Banking (0.8%):
     32,505 Banque Nationale de Paris............................      2,853,363
     30,688 Societe Generale.....................................      1,907,313
                                                                    ------------
                                                                       4,760,676
                                                                    ------------

            Beverages & Tobacco (0.5%):
     35,500 LVMH (Moet Hennessy Louis Vuitton)...................      2,349,702
      5,400 Pernod Ricard........................................        372,629
                                                                    ------------
                                                                       2,722,331
                                                                    ------------

            Broadcasting/Cable (0.0%):
      9,044 Canal Plus...........................................         32,435
                                                                    ------------

            Building & Construction (0.2%):
     24,060 Bouygues SA..........................................      1,089,904
      5,280 Vinci SA.............................................        324,691
                                                                    ------------
                                                                       1,414,595
                                                                    ------------

            Building Products (0.1%):
      1,195 Imetal SA............................................        135,753
      7,821 Lafarge SA...........................................        655,706
                                                                    ------------
                                                                         791,459
                                                                    ------------
            Chemicals (1.0%):
     56,514 Aventis SA...........................................      4,960,929
      6,555 L'Air Liquide........................................        977,894
                                                                    ------------
                                                                       5,938,823
                                                                    ------------
            Commercial Services (0.1%):
      2,840 Sodexho Alliance SA..................................        526,067
                                                                    ------------
            Computer Software (0.1%):
      8,200 Dassault Systems SA..................................        561,994
                                                                    ------------

                                   Continued

                                  International Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS (continued) December 31, 2000

   Shares                   Security Description                    Market Value
   ------                   --------------------                    ------------

 COMMON STOCKS (continued)
 France (continued):
            Defense (0.2%):
      2,582 Sagem SA.............................................   $    345,193
     12,325 Thomson CSF..........................................        590,715
                                                                    ------------
                                                                         935,908
                                                                    ------------
            Diversified (0.9%):
      9,306 Lagardere S.C.A......................................        539,942
     76,793 Vivendi Universal SA*................................      5,053,997
                                                                    ------------
                                                                       5,593,939
                                                                    ------------
            Electrical & Electronic (0.1%):
     11,200 Schneider SA.........................................        817,023
                                                                    ------------
            Electronic Components/Instruments (0.5%):
     64,300 STMicroelectronics NV................................      2,807,109
                                                                    ------------
            Energy (1.4%):
     51,123 Total SA, -- Class B.................................      7,602,683
                                                                    ------------
            Finance (0.0%):
        211 Societe Eurafrance SA................................        153,327
                                                                    ------------
            Food & Household Products (0.0%):
      1,600 Eridania Beghin-Say SA...............................        139,100
                                                                    ------------
            Food Products (0.9%):
     50,636 Carrefour SA.........................................      3,180,394
      6,600 Etablissements Economiques du Casino Guichard-
            Perrachon SA.........................................        665,493
     10,742 Groupe Danone........................................      1,619,668
                                                                    ------------
                                                                       5,465,555
                                                                    ------------
            Health & Personal Care (1.4%):
     49,000 L'Oreal SA...........................................      4,200,126
     52,992 Sanofi-Synthelabo SA.................................      3,532,352
                                                                    ------------
                                                                       7,732,478
                                                                    ------------
            Industrial Goods & Services (0.1%):
      9,801 Michelin, -- Class B, Registered.....................        354,724
                                                                    ------------
            Industrial Holding Company (0.4%):
     14,420 Lyonnaise des Eaux SA................................      2,633,178
                                                                    ------------
            Insurance (0.9%):
     28,600 Axa -- UAP...........................................      4,135,063
      8,800 Cap Gemini*..........................................      1,419,388
                                                                    ------------
                                                                       5,554,451
                                                                    ------------
            Leisure (0.1%):
     13,450 Accor SA.............................................        568,237
        541 Club Mediterranee SA.................................         46,170
                                                                    ------------
                                                                         614,407
                                                                    ------------
            Machine-Diversified (0.0%):
      1,600 Sidel SA.............................................         72,704
                                                                    ------------
            Medical Supplies (0.0%):
        500 Essilor International................................        163,125
                                                                    ------------

   Shares                    Security Description                   Market Value
   ------                    --------------------                   ------------

 COMMON STOCKS (continued)
 France (continued):
            Merchandising (0.3%):
      8,585 Pinault Printemps Redoute............................   $  1,844,937
                                                                    ------------

            Miscellaneous Materials &
            Commodities (0.2%):
      6,133 Compagnie de Saint Gobain............................        963,306
                                                                    ------------

            Office Equipment & Services (0.0%):
      3,500 Bic..................................................        137,649
                                                                    ------------

            Oil & Gas (0.0%):
      8,532 TotalFinaElf SA......................................             80
                                                                    ------------

            Real Estate (0.0%):
        855 Gecina...............................................         81,877
        918 Simco SA.............................................         63,433
        800 Unibail..............................................        127,458
                                                                    ------------
                                                                         272,768
                                                                    ------------

            Steel (0.0%):
     14,600 Unisor Sacilor SA....................................        192,723
                                                                    ------------

            Telecom Equipment (0.8%):
     87,785 Alcatel..............................................      4,986,215
                                                                    ------------

            Telecommunications -- Services &
            Equipment (1.0%):
     72,800 France Telecom.......................................      6,284,612
                                                                    ------------
                                                                      73,502,151
                                                                    ------------

 Germany (10.3%):

            Automotive (0.8%):
     77,087 DaimlerChrysler AG...................................      3,271,259
      8,610 MAN AG...............................................        218,254
      3,480 MAN AG...............................................         69,264
     23,870 Volkswagen AG........................................      1,263,941
      7,870 Volkswagen AG........................................        240,873
                                                                    ------------
                                                                       5,063,591
                                                                    ------------

            Banking (1.3%):
     33,368 Bayerische Vereinsbank AG............................      1,873,384
     49,960 Deutsche Bank AG.....................................      4,165,150
     41,160 Dresdner Bank AG.....................................      1,789,170
                                                                    ------------
                                                                       7,827,704
                                                                    ------------

            Broadcasting & Television (0.0%):
      9,000 EM.TV & Merchandising AG*............................         49,599
                                                                    ------------

            Building Products (0.0%):
      5,352 Heidelberger Zement AG...............................        243,699
                                                                    ------------

            Chemicals (0.9%):
     48,180 BASF AG..............................................      2,191,573
     59,440 Bayer AG.............................................      3,130,668
                                                                    ------------
                                                                       5,322,241
                                                                    ------------

                                   Continued

                                  International Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS (continued) December 31, 2000

[LOGO OF KENT FUNDS]

   Shares                    Security Description                   Market Value
   ------                    --------------------                   ------------

 COMMON STOCKS (continued)
 Germany (continued):
            Clothing (0.0%):
      3,400 Adidas AG............................................   $    210,678
                                                                    ------------
            Computer Software (0.5%):
     10,700 SAP AG...............................................      1,514,888
     14,909 SAP AG...............................................      1,732,864
                                                                    ------------
                                                                       3,247,752
                                                                    ------------

            Construction (0.0%):
      5,230 Hochtief AG..........................................        102,623
                                                                    ------------

            Diversified (1.8%):
     12,440 Preussag AG..........................................        450,820
     47,470 Siemens AG...........................................      6,205,971
     61,682 VEBA AG*.............................................      3,752,569
                                                                    ------------
                                                                      10,409,360
                                                                    ------------

            Electronic Components/Instruments (0.1%):
      4,500 Epcos AG*............................................        390,796
                                                                    ------------

            Food Products (0.0%):
      6,000 Kamps AG.............................................         63,654
                                                                    ------------

            Gas & Electric Utility (0.3%):
     36,250 RWE AG*..............................................      1,608,071
                                                                    ------------

            Health & Personal Care (0.1%):
      7,860 Beiersdorf AG........................................        815,418
                                                                    ------------

            Health Care (0.2%):
     15,900 Schering AG..........................................        903,125
                                                                    ------------

            Insurance (2.1%):
     18,770 Allianz AG...........................................      7,061,206
     14,061 Muenchener Rueckver AG...............................      5,016,435
                                                                    ------------
                                                                      12,077,641
                                                                    ------------

            Machinery & Equipment (0.1%):
      9,360 Linde AG.............................................        454,320
                                                                    ------------

            Medical Products (0.1%):
      6,600 Fresenius Medical Care AG............................        539,087
                                                                    ------------

            Medical-Drugs (0.0%):
      5,400 Gehe AG..............................................        206,594
                                                                    ------------

            Metals & Mining (0.1%):
     38,640 Thyssen Krupp AG.....................................        598,572
                                                                    ------------

            Pharmaceuticals (0.1%):
     13,100 Merck KGaA...........................................        578,049
                                                                    ------------

            Real Estate Investment / Management (0.0%):
     13,500 WCM Beteiligungs & Grundbesitz AG....................        202,791
                                                                    ------------

            Retail -- Major Department Stores (0.2%):
     21,273 Metro AG.............................................        978,634
                                                                    ------------

   Shares                    Security Description                   Market Value
   ------                    --------------------                   ------------

 COMMON STOCKS (continued)
 Germany (continued):
            Retail Stores (0.0%):
      8,810 Karstadt AG..........................................   $    272,951
                                                                    ------------
            Retail-General Merchandise (0.0%):
      1,630 Douglas Holding AG...................................         59,683
                                                                    ------------

            Semiconductor Manufacturer (0.3%):
     50,000 Infineon Technologies AG*............................      1,857,980
                                                                    ------------

            Telecommunications (1.2%):
    231,400 Deutsche Telecom AG..................................      6,973,708
                                                                    ------------

            Tire & Rubber (0.0%):
      9,570 Continental AG.......................................        151,843
                                                                    ------------

            Transportation (0.1%):
     28,680 Lufthansa AG.........................................        726,737
                                                                    ------------
                                                                      61,936,901
                                                                    ------------

 Hong Kong (2.4%):

            Banking (0.4%):
     97,973 Bank of East Asia Ltd................................        253,100
    158,800 Hang Seng Bank Ltd...................................      2,137,718
                                                                    ------------
                                                                       2,390,818
                                                                    ------------

            Broadcasting & Television (0.0%):
     33,000 Television Broadcasts Ltd............................        173,464
                                                                    ------------

            Diversified (0.2%):
    127,500 Swire Pacific Ltd., -- Class A.......................        919,482
    200,500 Wharf Holdings Ltd...................................        487,118
                                                                    ------------
                                                                       1,406,600
                                                                    ------------

            Electric Utility (0.2%):
    181,400 CLP Holdings Ltd.....................................        904,685
                                                                    ------------

            Electrical & Electronic (0.1%):
    316,600 Johnson Electric Holdings Ltd........................        487,083
                                                                    ------------

            Gas Utility (0.1%):
    486,699 Hong Kong & China Gas Co., Ltd.......................        714,458
                                                                    ------------
            Hotels & Lodging (0.0%):
    122,228 Shangri-La Asia Ltd. ................................        132,415
                                                                    ------------

            Industrial Holding Company (0.7%):
    350,900 Hutchison Whampoa Ltd. ..............................      4,375,057
                                                                    ------------

            Internet Services/Software (0.1%):
  1,189,364 Pacific Century Cyberworks Ltd.*.....................        770,046
                                                                    ------------

            Real Estate (0.5%):
    100,000 Henderson Land Development Co., Ltd..................        508,980
    173,542 New World Development Co., Ltd.......................        210,255
    200,136 Sun Hung Kai Properties Ltd. ........................      1,994,970
                                                                    ------------
                                                                       2,714,205
                                                                    ------------

                                   Continued

                                  International Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS (continued) December 31, 2000

   Shares                    Security Description                   Market Value
   ------                    --------------------                   ------------

 COMMON STOCKS (continued)
 Hong Kong (continued):
            Transportation (0.1%):
    252,000 Cathay Pacific Airways...............................   $    465,236
                                                                    ------------
                                                                      14,534,067
                                                                    ------------

 Ireland (0.6%):

            Airlines (0.0%):
     14,600 Ryanair Holdings PLC*................................        157,633
                                                                    ------------

            Banking (0.1%):
     59,879 Allied Irish Banks PLC...............................        697,094
                                                                    ------------

            Building Products (0.1%):
     26,219 CRH PLC..............................................        487,882
                                                                    ------------

            Chemicals-Specialty (0.0%):
      1,500 SGL Carbon AG*.......................................         79,990
                                                                    ------------

            Consumer Goods & Services (0.0%):
     29,635 Waterford Wedgewood PLC..............................         34,778
                                                                    ------------

            Diversified (0.0%):
      3,227 DCC PLC..............................................         34,538
                                                                    ------------

            Finance (0.0%):
     13,227 Irish Life & Permanent PLC...........................        163,920
                                                                    ------------

            Food Products (0.0%):
      8,123 Greencore Group PLC..................................         21,354
      7,300 Kerry Group PLC......................................         94,236
                                                                    ------------
                                                                         115,590
                                                                    ------------

            Hotels & Lodging (0.0%):
      1,900 Jurys Doyle Hotel Group PLC..........................         16,126
                                                                    ------------

            Industrial Goods & Services (0.0%):
     63,500 Smurfit (Jefferson) Group............................        125,195
                                                                    ------------

            Media (0.0%):
     20,796 Independent News and Media PLC.......................         56,620
                                                                    ------------

            Pharmaceuticals (0.3%):
     20,800 Elan Corp., PLC*.....................................      1,011,553
                                                                    ------------

            Telecommunications (0.1%):
    129,200 eircom PLC...........................................        333,573
                                                                    ------------
                                                                       3,314,492
                                                                    ------------

 Italy (4.5%):

            Agriculture (0.0%):
     94,400 Parmalat Finanziaria SpA.............................        152,882
                                                                    ------------

            Automotive (0.1%):
     24,553 Fiat SpA.............................................        605,334
      9,082 Fiat SpA Preferred...................................        152,626
                                                                    ------------
                                                                         757,960
                                                                    ------------

   Shares                   Security Description                   Market Value
   ------                   --------------------                   ------------

 COMMON STOCKS (continued)
 Italy (continued):
            Banking (0.7%):
    336,029 Banca Ambrosiano Veneto SpA*........................   $  1,615,259
     65,650 Banca Ambrosiano Veneto SpA di Risp., (Non-
            convertible)*.......................................        189,837
    359,600 Banca di Roma.......................................        390,277
     17,100 Banca Popolare de Milano............................         85,088
    335,400 Credito Italiano SpA................................      1,753,935
                                                                   ------------
                                                                      4,034,396
                                                                   ------------

            Banking & Finance (0.2%):
     75,000 Bipop-Carire SpA....................................        489,375
     39,770 Mediobanca SpA......................................        451,043
                                                                   ------------
                                                                        940,418
                                                                   ------------

            Broadcasting & Publishing (0.2%):
     78,800 Mediaset SpA........................................        940,301
                                                                   ------------

            Building Products (0.0%):
     11,388 Italcementi SpA.....................................         95,262
                                                                   ------------

            Electric Utility (0.3%):
    486,800 Enel SpA............................................      1,892,109
                                                                   ------------

            Finance (0.3%):
     97,812 Banc San Paolo Torino...............................      1,581,323
                                                                   ------------

            Insurance (0.7%):
     83,763 Assicurazioni Generali..............................      3,326,503
     48,642 Riuniune Adriatici de Sicurta SpA...................        758,536
                                                                   ------------
                                                                      4,085,039
                                                                   ------------

            Jewelry (0.0%):
     21,300 Bulgari SpA.........................................        261,967
                                                                   ------------

            Multi-Media (0.0%):
     13,832 Seat Pagine Gialle SpA..............................         30,842
                                                                   ------------

            Oil & Gas (0.6%):
    535,400 ENI SpA.............................................      3,418,083
     23,400 Italgas SpA.........................................        237,046
                                                                   ------------
                                                                      3,655,129
                                                                   ------------

            Printing & Publishing (0.0%):
     22,800 Mondadori (Arnoldo) Editore SpA.....................        211,917
                                                                   ------------

            Public Thoroughfares (0.1%):
     77,500 Concessioni e Costruzioni Autostrade SpA............        512,963
                                                                   ------------

            Real Estate Investment/Management (0.0%):
     19,400 Immsi SpA*..........................................         17,485
                                                                   ------------

            Telecommunications (1.2%):
    570,020 Telecom Italia Mobile SpA di Risp, (Non-
            convertible)........................................      4,548,879

                                   Continued

                                  International Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS (continued) December 31, 2000

[LOGO OF KENT FUNDS]

   Shares                    Security Description                   Market Value
   ------                    --------------------                   ------------

 COMMON STOCKS (continued)
 Italy (continued):
            Telecommunications (continued):
    247,000 Telecom Italia SpA...................................   $  2,731,729
                                                                    ------------
                                                                       7,280,608
                                                                    ------------

            Textile Products (0.0%):
    115,720 Benetton Group SpA...................................        241,189
                                                                    ------------

            Tire & Rubber (0.1%):
    120,700 Pirelli SpA..........................................        429,479
                                                                    ------------
                                                                      27,121,269
                                                                    ------------

 Japan (25.7%):

            Apparel (0.0%):
      2,000 Shimamura Co., Ltd...................................        109,807
                                                                    ------------

            Appliances & Household Products (2.0%):
    165,000 Matsushita Electric Industrial Co., Ltd..............      3,944,395
     13,000 Pioneer Electronic Corp. ............................        347,198
    151,000 Sanyo Electric Co. ..................................      1,256,129
     89,000 Sharp Corp...........................................      1,073,923
     72,400 Sony Corp. ..........................................      5,008,405
                                                                    ------------
                                                                      11,630,050
                                                                    ------------

            Automotive (2.5%):
     77,000 Honda Motor Co., Ltd. ...............................      2,872,329
    316,000 Nissan Motor Co., Ltd.*..............................      1,820,735
    298,000 Toyota Motor Corp. ..................................      9,524,516
                                                                    ------------
                                                                      14,217,580
                                                                    ------------

            Banking (3.0%):
     32,000 77 Bank..............................................        182,417
    212,000 Asahi Bank Ltd. .....................................        722,136
     44,000 Ashikaga Bank Ltd.*..................................         76,287
    372,000 Bank of Tokyo -- Mitsubishi Ltd. ....................      3,703,712
     94,000 Bank of Yokohama Ltd.................................        427,198
     29,700 Chou Mitsui Trust & Banking Co.......................         91,545
     43,000 Gunma Bank Ltd.......................................        210,482
     57,000 Hokuriku Bank*.......................................        118,792
     73,000 Joyo Bank............................................        232,040
    103,000 Mitsubishi Trust & Banking Corp. ....................        708,914
        733 Mizuho Holdings, Inc. ...............................      4,544,343
    327,000 Sakura Bank Ltd. ....................................      1,975,744
     59,000 Shizuoka Bank........................................        536,786
    250,000 Sumitomo Bank Ltd. ..................................      2,567,863
     46,000 The Bank of Fukuoka Ltd. ............................        196,567
    154,000 The Daiwa Bank Ltd. .................................        252,172
    179,000 Tokai Bank...........................................        775,875
                                                                    ------------
                                                                      17,322,873
                                                                    ------------

            Beverages & Tobacco (0.0%):
     16,000 Takara Shuzo Co., Ltd. ..............................        279,650
                                                                    ------------

            Brewery (0.2%):
     37,000 Asahi Breweries Ltd..................................        377,452
     74,000 Kirin Brewery Co., Ltd...............................        662,889
                                                                    ------------
                                                                       1,040,341
                                                                    ------------

   Shares                    Security Description                   Market Value
   ------                    --------------------                   ------------

 COMMON STOCKS (continued)
 Japan (continued):
            Broadcasting & Television (0.1%):
         33 Fuji Television Network, Inc. .......................   $    230,017
     11,000 Tokyo Broadcasting System............................        325,570
                                                                    ------------
                                                                         555,587
                                                                    ------------

            Building Products (0.0%):
     72,400 Taiheiyo Cement Corp. ...............................        124,259
     14,000 Tostem Corp..........................................        173,958
                                                                    ------------
                                                                         298,217
                                                                    ------------

            Cellular/Wireless Telecommunications (0.7%):
        250 NTT DoCoMo, Inc. ....................................      4,312,608
                                                                    ------------

            Chemicals (1.4%):
    108,000 Asahi Chemical Industry Co., Ltd. ...................        622,277
     27,000 Daicel Chemical Industries Ltd. .....................         82,040
     59,000 Dainippon Ink & Chemicals, Inc. .....................        175,657
     26,000 Kaneka Corp..........................................        246,112
    160,000 Mitsubishi Chemical Corp. ...........................        421,716
     14,000 Nippon Shokubai Co., Ltd.............................         53,695
     46,000 Sekisui Chemical Co., Ltd............................        130,911
     33,000 Shin-Etsu Chemical Co., Ltd..........................      1,271,453
     76,000 Showa Denko Kabushiki Kaisha*........................        103,818
    123,000 Sumitomo Chemical Co. ...............................        610,692
     70,000 Takeda Chemical Industries...........................      4,143,607
     39,000 Tosoh Corp. .........................................        106,891
                                                                    ------------
                                                                       7,968,869
                                                                    ------------

            Commercial Services (0.1%):
      8,000 Benesse Corp.........................................        297,023
      3,000 Toyo Information Systems Co., Ltd. ..................        149,212
                                                                    ------------
                                                                         446,235
                                                                    ------------

            Computer Services (0.0%):
      4,000 CSK Corp. ...........................................         58,214
      2,000 Fuji Soft ABC, Inc. .................................        129,071
                                                                    ------------
                                                                         187,285
                                                                    ------------
            Computer Systems (0.0%):
      3,000 Meitec Corp. ........................................         96,147
                                                                    ------------
            Construction (0.1%):
     39,000 Daiwa House Industry Co., Ltd. ......................        242,469
     53,000 Sekisui House Ltd. ..................................        484,983
     59,000 Shimizu Corp. .......................................        174,623
                                                                    ------------
                                                                         902,075
                                                                    ------------
            Consumer Goods (0.0%):
      6,000 Sanrio Co., Ltd. ....................................        105,079
                                                                    ------------
            Consumer Goods & Services (0.1%):
     33,000 Nippon Sheet Glass Co., Ltd. ........................        402,819
     31,000 Toto Ltd.............................................        221,235
                                                                    ------------
                                                                         624,054
                                                                    ------------

                                   Continued

                                  International Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS (continued) December 31, 2000

   Shares                    Security Description                   Market Value
   ------                    --------------------                   ------------

 COMMON STOCKS (continued)
 Japan (continued):
            Cosmetics/Personal Care (0.3%):
     49,000 Kao Corp. ...........................................   $  1,424,518
     31,000 Shiseido Co., Ltd. ..................................        346,103
                                                                    ------------
                                                                       1,770,621
                                                                    ------------
            Data Processing & Reproduction (0.4%):
    156,000 Fujitsu Ltd. ........................................      2,300,385
      2,000 Trans Cosmos, Inc. ..................................         86,690
                                                                    ------------
                                                                       2,387,075
                                                                    ------------
            Distribution (0.1%):
    107,000 Itochu Corp.* .......................................        498,459
                                                                    ------------
            Diversified (0.0%):
     18,000 Yamaha Corp. ........................................        176,532
                                                                    ------------
            Electric Utility (0.7%):
     77,800 Kansai Electric Power Co., Inc. .....................      1,320,965
     37,500 Tohoku Electric Power................................        501,423
    106,900 Tokyo Electric Power Co. ............................      2,653,777
                                                                    ------------
                                                                       4,476,165
                                                                    ------------
            Electrical & Electronic (1.1%):
     18,000 Casio Computer Co., Ltd. ............................        152,102
     14,400 Kyocera Corp. .......................................      1,572,399
    171,000 Mitsubishi Electric Corp. ...........................      1,052,653
     22,000 Omron Corp. .........................................        457,531
      9,000 Rohm Co., Ltd. ......................................      1,710,157
    256,000 Toshiba Corp.*.......................................      1,712,643
                                                                    ------------
                                                                       6,657,485
                                                                    ------------
            Electrical Equipment (0.2%):
     16,000 Alps Electric Co., Ltd. .............................        244,063
      5,000 SMC Corp. ...........................................        643,607
     10,000 Taiyo Yuden Co., Ltd. ...............................        334,501
                                                                    ------------
                                                                       1,222,171
                                                                    ------------
            Electronic Components/Instruments (1.2%):
      7,600 Advantest Corp. .....................................        712,084
     10,000 Dainippon Screen Manufacturing Co., Ltd.*............         48,074
     18,100 Fanuc Ltd. ..........................................      1,231,497
      3,000 Hirose Electric Co., Ltd. ...........................        288,967
    265,000 Hitachi Ltd. ........................................      2,362,258
    129,000 NEC Corp. ...........................................      2,360,858
     12,000 Nitto Denko Corp. ...................................        325,744
     23,000 Yokogawa Electric Corp. .............................        194,352
                                                                    ------------
                                                                       7,523,834
                                                                    ------------

            Engineering (0.1%):
     72,000 Kajima Corp. ........................................        199,860
    115,000 Kawasaki Heavy Industries Ltd.*......................        122,855
     23,000 Kinden Corp. ........................................        131,918
     56,000 Obayashi Corp. ......................................        241,260
                                                                    ------------
                                                                         695,893
                                                                    ------------

   Shares                    Security Description                   Market Value
   ------                    --------------------                   ------------

 COMMON STOCKS (continued)
 Japan (continued):
            Entertainment (0.1%):
      4,000 NAMCO................................................   $     73,555
      7,000 Oriental Land Co., Ltd. .............................        468,914
      1,700 Toho Co. ............................................        234,606
                                                                    ------------
                                                                         777,075
                                                                    ------------

            Finance (0.9%):
     11,000 Acom Co., Ltd. ......................................        811,996
    106,000 Daiwa Securities Co., Ltd. ..........................      1,107,338
    156,000 Nomura Securities Co., Ltd. .........................      2,807,180
     24,000 Orient Corp.*........................................         29,422
      6,000 Orix Corp. ..........................................        602,101
                                                                    ------------
                                                                       5,358,037
                                                                    ------------

            Finance Services (0.2%):
      9,000 Promise Co., Ltd. ...................................        638,354
     11,000 Takefuji Corp. ......................................        693,520
                                                                    ------------
                                                                       1,331,874
                                                                    ------------

            Food & Household Products (0.2%):
     48,000 Ajinomoto Co., Inc. .................................        624,168
     20,000 Nippon Meat Packers, Inc. ...........................        272,504
     12,000 Nissin Food Products Co., Ltd. ......................        293,170
                                                                    ------------
                                                                       1,189,842
                                                                    ------------

            Food Products (0.0%):
     51,000 Daiei, Inc.*.........................................         81,725
     19,000 Yamazaki Baking Co., Ltd. ...........................        132,268
                                                                    ------------
                                                                         213,993
                                                                    ------------

            Forest Products (0.2%):
     71,000 Nippon Paper Industries Co. .........................        423,389
     77,000 Oji Paper Co., Ltd. .................................        397,811
      5,000 Uni-Charm............................................        253,940
                                                                    ------------
                                                                       1,075,140
                                                                    ------------

            Gas Utility (0.2%):
    185,000 Osaka Gas Co., Ltd. .................................        562,128
    211,000 Tokyo Gas Co., Ltd. .................................        624,500
                                                                    ------------
                                                                       1,186,628
                                                                    ------------
            Health & Personal Care (0.2%):
     33,000 Kyowa Hakko Kogyo Co. ...............................        228,284
     34,000 Sankyo Co., Ltd. ....................................        815,761
                                                                    ------------
                                                                       1,044,045
                                                                    ------------

            Health Care (0.1%):
      8,000 Hoya Corp. ..........................................        588,441
                                                                    ------------

            Industrial Goods & Services (0.6%):
     68,000 Bridgestone Corp. ...................................        619,264
     72,000 Denso Corp. .........................................      1,557,268
     30,000 NGK Insulators Ltd. .................................        397,461

                                   Continued

                                  International Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS (continued) December 31, 2000

[LOGO OF KENT FUNDS]

   Shares                    Security Description                   Market Value
   ------                    --------------------                   ------------

 COMMON STOCKS (continued)
 Japan (continued):
            Industrial Goods & Services (continued):
     19,000 NGK Spark Plug Co., Ltd. ............................   $    277,846
     59,000 Sumitomo Electric Industries Ltd. ...................        968,178
                                                                    ------------
                                                                       3,820,017
                                                                    ------------

            Insurance (0.3%):
     58,000 Mitsui Marine & Fire Insurance Co., Ltd. ............        332,662
     55,000 Sumitomo Marine & Fire Insurance Co. ................        354,947
    123,000 Tokio Marine & Fire Insurance Co. ...................      1,409,869
                                                                    ------------
                                                                       2,097,478
                                                                    ------------

            Internet Content (0.2%):
     26,000 Softbank Corp. ......................................        903,853
                                                                    ------------

            Jewelry (0.0%):
     23,000 Citizen Watch Co., Ltd. .............................        167,767
                                                                    ------------

            Leasing (0.1%):
     33,000 Yamato Transport Co., Ltd. ..........................        606,830
                                                                    ------------

            Machine-Diversified (0.0%):
     10,000 Kurita Water Industries Ltd. ........................        130,911
                                                                    ------------

            Machinery & Equipment (0.7%):
     26,000 Amada Co., Ltd. .....................................        193,520
     23,000 Daikin Industries Ltd. ..............................        443,082
     22,000 Ebara Corp. .........................................        239,072
     71,000 Komatsu Ltd. ........................................        313,967
    116,000 Kubota Corp. ........................................        353,485
     34,000 Minebea Co., Ltd. ...................................        314,991
    268,000 Mitsubishi Heavy Industries Ltd. ....................      1,168,686
      4,000 Nidec Corp. .........................................        189,142
     42,000 NSK Ltd. ............................................        257,075
     13,000 Tokyo Electron Ltd. .................................        714,886
                                                                    ------------
                                                                       4,187,906
                                                                    ------------

            Manufacturing-Capital Goods (0.5%):
     31,000 Fujikura Ltd. .......................................        232,364
      8,000 Kokuyo Co. ..........................................        118,949
     14,000 Makita Corp. ........................................         98,074
     19,000 Murata Manufacturing Co., Ltd. ......................      2,229,422
      8,000 Noritake Co., Ltd. ..................................         42,942
                                                                    ------------
                                                                       2,721,751
                                                                    ------------

            Manufacturing-Consumer Goods (0.8%):
     69,000 Canon, Inc. .........................................      2,416,812
     40,000 Fuji Photo Film Co., Ltd. ...........................      1,674,255
     30,000 Konica Corp. ........................................        245,622
     27,000 Nikon Corp. .........................................        288,914
      8,700 Sega Enterprises Ltd.*...............................         84,715
     12,000 Shimano, Inc. .......................................        235,902
                                                                    ------------
                                                                       4,946,220
                                                                    ------------

            Material Handling (0.0%):
      3,000 Fuji Machine Mfg. Co. ...............................         80,385
                                                                    ------------

   Shares                    Security Description                   Market Value
   ------                    --------------------                   ------------

 COMMON STOCKS (continued)
 Japan (continued):
            Medical Supplies (0.1%):
     23,000 Olympus Optical Co., Ltd. ...........................   $    397,767
     15,000 Terumo Corp. ........................................        328,371
                                                                    ------------
                                                                         726,138
                                                                    ------------

            Merchandising (0.4%):
     31,000 Ito-Yokado Co., Ltd. ................................      1,547,285
     24,000 JUSCO Co., Ltd. .....................................        521,191
     28,000 Marui Co., Ltd. .....................................        422,942
                                                                    ------------
                                                                       2,491,418
                                                                    ------------

            Metals (0.2%):
    236,000 Kawasaki Steel Corp. ................................        243,853
     80,000 Mitsubishi Materials Corp. ..........................        191,243
    542,000 Nippon Steel Corp. ..................................        897,005
    264,000 Sumitomo Metal Industries Ltd.*......................        150,263
                                                                    ------------
                                                                       1,482,364
                                                                    ------------

            Metals & Mining (0.1%):
     43,000 Mitsui Mining & Smelting Co. ........................        331,349
     41,000 Sumitomo Metal Mining Co. ...........................        214,693
                                                                    ------------
                                                                         546,042
                                                                    ------------
            Miscellaneous Materials &
            Commodities (0.1%):
     93,000 Asahi Glass Co., Ltd. ...............................        767,942
                                                                    ------------
            Oil & Gas (0.1%):
    109,800 Nippon Oil Co., Ltd. ................................        528,809
                                                                    ------------
            Packaging (0.0%):
     17,000 Toyo Seikan Kaisha Ltd. .............................        276,883
                                                                    ------------
            Pharmaceuticals (0.7%):
     18,000 Chugai Pharmaceutical Co., Ltd. .....................        299,475
     20,000 Dai-Ichi Pharmaceuticals ............................        595,446
     22,000 Eisai Co., Ltd. .....................................        770,578
     29,000 Meiji Seika Co. .....................................        165,823
     26,000 Shionogi & Co., Ltd. ................................        530,473
     25,000 Taisho Pharmaceutical Co. ...........................        676,445
     28,000 Yamanouchi Pharmaceutical Co., Ltd. .................      1,211,207
                                                                    ------------
                                                                       4,249,447
                                                                    ------------
            Printing & Publishing (0.2%):
     60,000 Dai Nippon Printing Co., Ltd. .......................        893,695
     52,000 Toppan Printing Co., Ltd. ...........................        453,065
                                                                    ------------
                                                                       1,346,760
                                                                    ------------

            Railroads (0.2%):
        178 Central Japan Railway Co. ...........................      1,095,744
                                                                    ------------
            Real Estate (0.3%):
    103,000 Mitsubishi Estate Co., Ltd. .........................      1,100,350
     60,000 Mitsui Fudosan Co., Ltd. ............................        596,322
                                                                    ------------
                                                                       1,696,672
                                                                    ------------

                                   Continued

                                  International Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS (continued) December 31, 2000

   Shares                   Security Description                    Market Value
   ------                   --------------------                    ------------

 COMMON STOCKS (continued)
 Japan (continued):
            Retail Stores (0.1%):
      5,000 Aoyama Trading Co., Ltd. ............................   $     35,683
     34,000 Mitsukoshi Ltd.*.....................................        138,739
      7,000 Skylark Co., Ltd. ...................................        196,147
     22,000 Takashimaya Co., Ltd. ...............................        149,685
                                                                    ------------
                                                                         520,254
                                                                    ------------
            Retail -- General Merchandise (0.1%):
     14,300 Credit Saison Co., Ltd. .............................        306,160
                                                                    ------------
            Retail -- Special Line (0.0%):
     14,000 Uny Co., Ltd. .......................................        149,562
                                                                    ------------
            Services (0.2%):
     18,000 Secom Co., Ltd. .....................................      1,174,255
                                                                    ------------
            Software & Computer Services (0.1%):
      8,000 Konami Corp., Ltd. ..................................        600,350
                                                                    ------------
            Storage (0.0%):
     10,000 Mitsubishi Logistics Corp. ..........................         87,566
                                                                    ------------
            Telecommunications (1.2%):
     11,000 Nippon Comsys Corp. .................................        197,461
        972 Nippon Telegraph & Telephone Corp. ..................      7,004,867
                                                                    ------------
                                                                       7,202,328
                                                                    ------------
            Textile Products (0.2%):
     23,000 Kuraray Co., Ltd. ...................................        215,096
      6,000 Mitsubishi Rayon Co., Ltd. ..........................         18,021
     15,000 Onward Kashiyama Co., Ltd. ..........................        124,781
     68,000 Teijin Ltd. .........................................        351,313
    105,000 Toray Industries, Inc. ..............................        395,359
     14,000 Wacoal Corp. ........................................        116,708
                                                                    ------------
                                                                       1,221,278
                                                                    ------------
            Tobacco (0.2%):
        159 Japan Tobacco, Inc. .................................      1,233,572
                                                                    ------------
            Toys (0.3%):
     11,000 Nintendo Co., Ltd. ..................................      1,732,837
                                                                    ------------

            Transportation (0.7%):
        318 East Japan Railway Co................................      1,865,674
    134,000 Japan Airlines Co. ..................................        613,678
    122,000 Kinki Nippon Railway Co. ............................        508,511
     80,000 Nippon Express Co., Ltd. ............................        483,362
     64,000 Tobu Railway Co., Ltd. ..............................        188,301
     82,000 Tokyu Corp. .........................................        442,312
                                                                    ------------
                                                                       4,101,838
                                                                    ------------

            Transportation & Shipping (0.1%):
     17,000 Kamigumi Co., Ltd. ..................................         75,919
     89,000 Nippon Yusen Kabushiki Kaisha........................        367,846
                                                                    ------------
                                                                         443,765
                                                                    ------------

   Shares                    Security Description                   Market Value
   ------                    --------------------                   ------------

 COMMON STOCKS (continued)
 Japan (continued):
            Wholesale & International Trade (0.4%):
     93,000 Marubeni Corp.*......................................   $    219,877
    124,000 Mitsubishi Corp......................................        914,256
    119,000 Mitsui & Co., Ltd....................................        749,220
     80,000 Sumitomo Corp........................................        575,832
                                                                    ------------
                                                                       2,459,185
                                                                    ------------

            Wire & Cable Products (0.1%):
     51,000 Furukawa Electric Co., Ltd. .........................        890,937
                                                                    ------------
                                                                     155,264,991
                                                                    ------------

 Malaysia (0.0%):
            Engineering (0.0%):
      6,300 Silverstone Berhad*..................................              0
                                                                    ------------

 Netherlands (4.7%):
            Banking (0.3%):
     91,835 ABN Amro Holding NV..................................      2,088,227
                                                                    ------------

            Beverages & Tobacco (0.2%):
     18,537 Heineken NV..........................................      1,121,651
                                                                    ------------

            Computer Systems (0.1%):
     24,000 ASM Lithography Holding NV*..........................        545,058
                                                                    ------------

            Electronic Components/Instruments (0.5%):
     82,954 Koninklijke Royal Philips Electronics NV.............      3,038,925
                                                                    ------------

            Finance (0.8%):
     62,775 ING Groep NV.........................................      5,014,291
                                                                    ------------

            Food Products (0.4%):
     33,770 Unilever NV -- CVA...................................      2,136,910
                                                                    ------------

            Insurance (0.6%):
     88,870 Aegon NV.............................................      3,676,165
                                                                    ------------

            Oil & Gas (1.5%):
    140,700 Royal Dutch Petroleum Co.............................      8,620,580
                                                                    ------------

            Retail -- Special Line (0.2%):
     31,195 Ahold................................................      1,006,314
                                                                    ------------

            Telecommunications (0.1%):
     61,638 KPN NV...............................................        709,471
                                                                    ------------

            Transportation (0.0%):
     10,000 TNT Post Group NV....................................        241,847
                                                                    ------------
                                                                      28,199,439
                                                                    ------------

 New Zealand (0.1%):
            Forest Products (0.0%):
    130,281 Carter Holt Harvey Ltd...............................         94,545
                                                                    ------------

                                   Continued

                                  International Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS (continued) December 31, 2000

[LOGO OF KENT FUNDS]

   Shares                    Security Description                   Market Value
   ------                    --------------------                   ------------

 COMMON STOCKS (continued)
 New Zealand (continued):
            Telecommunications (0.1%):
    161,965 Telecom Corp. of New Zealand Ltd.....................   $    344,733
                                                                    ------------
                                                                         439,278
                                                                    ------------

 Norway (0.3%):
            Banking (0.0%):
     37,000 Den Norske Bank ASA..................................        199,297
                                                                    ------------

            Computer Software (0.0%):
      8,000 Merkantildata ASA*...................................         31,116
                                                                    ------------

            Diversified (0.2%):
     18,650 Norsk Hydro ASA......................................        788,846
                                                                    ------------

            Electric Utility (0.0%):
     15,650 Hafslund ASA, Series A...............................         78,085
     10,326 Hafslund ASA, Series B...............................         29,274
                                                                    ------------
                                                                         107,359
                                                                    ------------

            Forest Products (0.0%):
      3,200 Norske Skogsindustrier ASA, -- Class A...............        134,626
                                                                    ------------

            Insurance (0.0%):
     24,100 Storebrand ASA.......................................        170,805
                                                                    ------------

            Manufacturing -- Consumer Goods (0.1%):
     14,800 Orkla ASA -- Class A.................................        292,022
                                                                    ------------

            Oil & Gas (0.0%):
      9,700 Petroleum Geo-Services ASA*..........................        127,595
                                                                    ------------
                                                                       1,851,666
                                                                    ------------

 Portugal (0.4%):
            Banking (0.2%):
    126,400 Banco Commercial Portuguese..........................        670,487
      7,900 Banco Espirito Santo.................................        132,763
                                                                    ------------
                                                                         803,250
                                                                    ------------

            Electrical & Electronic (0.1%):
    205,000 Electricidade de Portugal SA.........................        677,473
                                                                    ------------

            Food Products (0.0%):
      6,300 Jeronimo Martins, SGPS, SA...........................         65,062
                                                                    ------------

            Telecommunications (0.1%):
     65,000 Portugal Telecom SA..................................        594,385
                                                                    ------------

            Transportation (0.0%):
     20,000 Brisa Auto-Estradas..................................        178,381
                                                                    ------------
                                                                       2,318,551
                                                                    ------------

 Singapore (1.0%):
            Airlines (0.1%):
     80,000 Singapore Airlines Ltd. .............................        793,525
                                                                    ------------

   Shares                    Security Description                   Market Value
   ------                    --------------------                   ------------

 COMMON STOCKS (continued)
 Singapore (continued):
            Banking (0.4%):
     89,987 Development Bank of Singapore Ltd....................   $  1,017,135
     68,959 Oversea-Chinese Banking Corp., Ltd...................        513,007
    123,921 United Overseas Bank Ltd. ...........................        929,032
                                                                    ------------
                                                                       2,459,174
                                                                    ------------

            Computer (0.0%):
      9,000 Creative Technology Ltd.*............................        102,247
                                                                    ------------

            Electronic Components/Instruments (0.1%):
     90,000 Chartered Semiconductor Manufacturing Ltd.*..........        246,016
     22,000 Venture Manufacturing Singapore Ltd..................        147,171
                                                                    ------------
                                                                         393,187
                                                                    ------------

            Engineering (0.1%):
    200,000 Singapore Technologies Engineering...................        321,793
                                                                    ------------

            Finance (0.0%):
     29,600 Haw Par Brothers International Ltd. .................         61,793
                                                                    ------------

            Printing & Publishing (0.1%):
     31,472 Singapore Press Holdings Ltd. .......................        464,629
                                                                    ------------

            Real Estate (0.1%):
    115,000 Capitaland Ltd.*.....................................        198,958
     67,600 City Developments Ltd................................        313,823
                                                                    ------------
                                                                         512,781
                                                                    ------------

            Telecommunications (0.1%):
    519,000 Singapore Telecommunications Ltd. ...................        805,123
                                                                    ------------

            Transportation & Shipping (0.0%):
     79,000 Keppel Corp. ........................................        153,988
                                                                    ------------
                                                                       6,068,240
                                                                    ------------

 Spain (2.9%):
            Agriculture (0.0%):
      4,500 Azucarera Ebro Agricolas SA..........................         51,289
                                                                    ------------

            Banking (0.5%):
    295,820 Banco Santander Central Hispanoamericano SA..........      3,166,122
                                                                    ------------

            Banking & Finance (0.5%):
    206,523 Banco Bilbao Vizcaya.................................      3,073,216
      2,460 Portland Valoerrivass................................         47,161
                                                                    ------------
                                                                       3,120,377
                                                                    ------------

            Beverages & Tobacco (0.1%):
     21,600 Altadis SA...........................................        334,605
                                                                    ------------

            Building Products (0.0%):
      3,000 Uralita SA...........................................         17,181
                                                                    ------------

                                   Continued

                                  International Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS (continued) December 31, 2000

   Shares                   Security Description                    Market Value
   ------                   --------------------                    ------------

 COMMON STOCKS (continued)
 Spain (continued):
            Building -- Heavy Construction (0.0%):
      9,000 Fomento De Construc Y Contra.........................   $    170,683
                                                                    ------------

            Commercial Services (0.0%):
      4,100 Prosegur, CIA de Seguridad SA........................         46,191
                                                                    ------------

            Construction (0.0%):
      3,300 ACS, Actividades de Construccion y Servicios SA......         77,765
                                                                    ------------

            Engineering (0.1%):
     20,263 Autopistas Concesionaria Espanola SA.................        177,113
     11,700 Grupo Dragados SA....................................        127,420
                                                                    ------------
                                                                         304,533
                                                                    ------------

            Food Products (0.0%):
     14,400 Telepizza SA*........................................         34,069
      2,564 Viscofan Industria Navarra de Envolturas
            Celulosicassa SA.....................................         10,953
                                                                    ------------
                                                                          45,022
                                                                    ------------

            Gas & Electric Utility (0.5%):
     77,180 Endesa SA............................................      1,315,154
     32,800 Gas Natural SA.......................................        597,408
     59,024 Iberdrola SA.........................................        739,785
     19,866 Union Electrica Fenosa SA............................        364,630
                                                                    ------------
                                                                       3,016,977
                                                                    ------------

            Hotels & Lodging (0.0%):
     13,200 Sol Melia SA.........................................        136,445
                                                                    ------------

            Insurance (0.0%):
      4,700 Corporacion Mapfre...................................         89,576
                                                                    ------------

            Machinery & Equipment (0.0%):
      8,432 Zardoya Otis SA......................................         74,018
                                                                    ------------

            Metals (0.0%):
      3,900 Acerinox SA..........................................        118,999
                                                                    ------------

            Oil & Gas (0.2%):
     88,294 Repsol SA............................................      1,410,867
                                                                    ------------

            Pharmaceuticals (0.0%):
     10,000 Zeltia SA............................................        116,887
                                                                    ------------

            Real Estate (0.0%):
      4,268 Metrovacesa SA.......................................         61,868
      8,683 Vallehermoso SA......................................         52,825
                                                                    ------------
                                                                         114,693
                                                                    ------------

            Telecommunications (1.0%):
    314,761 Telefonica De Espana*................................      5,201,024
                                                                    ------------

            Water Utility (0.0%):
     10,900 Aquas De Barcelona...................................        133,137
                                                                    ------------
                                                                      17,746,391
                                                                    ------------

   Shares                    Security Description                   Market Value
   ------                    --------------------                   ------------

 COMMON STOCKS (continued)
 Sweden (2.5%):
            Automotive (0.1%):
      8,800 Volvo AB, Series A...................................   $    144,560
     21,800 Volvo AB, Series B...................................        361,580
                                                                    ------------
                                                                         506,140
                                                                    ------------

            Banking (0.3%):
    196,700 Nordic Baltic Holding AB.............................      1,490,541
                                                                    ------------

            Banking & Finance (0.2%):
     48,200 Skandiaviska Enskilda Banken, Series A...............        531,268
     43,500 Svenska Handelsbanken, Series A......................        744,553
                                                                    ------------
                                                                       1,275,821
                                                                    ------------

            Building -- Heavy Construction (0.0%):
      7,200 Skanska AB, Series B.................................        297,598
                                                                    ------------

            Computer Services (0.0%):
     29,000 WM-Data AB, Series B.................................        139,229
                                                                    ------------

            Consumer Goods & Services (0.1%):
     24,900 Securitas AB, Series B...............................        461,818
                                                                    ------------

            Finance (0.0%):
      5,400 OM Gruppen AB*.......................................        133,347
                                                                    ------------

            Forest Products (0.1%):
     16,700 Svenska Cellusoa AB, Series B*.......................        354,866
                                                                    ------------

            Insurance (0.2%):
     75,700 Skandia Forsakrings AB...............................      1,231,510
                                                                    ------------

            Machinery & Equipment (0.0%):
      8,900 Atlas Copco AB, Series A.............................        194,780
                                                                    ------------

            Manufacturing -- Consumer Goods (0.1%):
     20,000 Assa Abloy AB, Series B..............................        391,075
     26,100 Electrolux AB, Series B..............................        338,852
                                                                    ------------
                                                                         729,927
                                                                    ------------

            Medical Products (0.0%):
     16,000 Gambro AB, Series A..................................        116,157
                                                                    ------------

            Retail -- Special Line (0.1%):
     54,600 Hennes & Mauritz AB, Series B........................        844,849
                                                                    ------------

            Telecommunication Equipment (1.1%):
    550,500 Telefonaktiebolaget Lm Ericsson AB...................      6,271,902
                                                                    ------------

            Telecommunications (0.1%):
      7,300 Netcom AB, Series B*.................................        303,279
    101,500 Telia AB*............................................        521,725
                                                                    ------------
                                                                         825,004
                                                                    ------------

            Tools (0.1%):
     18,200 Sandvik AB*..........................................        437,856
                                                                    ------------
                                                                      15,311,345
                                                                    ------------

                                   Continued

                                  International Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS (continued) December 31, 2000

[LOGO OF KENT FUNDS]

   Shares                    Security Description                   Market Value
   ------                    --------------------                   ------------

 COMMON STOCKS (continued)
 Switzerland (6.0%):
            Banking (0.7%):
     25,684 UBS AG...............................................   $  4,192,179
                                                                    ------------

            Chemicals (0.0%):
          1 Syngenta AG, Registered*.............................             11
                                                                    ------------

            Electronic Components/Instruments (0.1%):
        285 The Swatch Group AG, Bearer..........................        356,140
      1,100 The Swatch Group AG, Registered......................        287,134
                                                                    ------------
                                                                         643,274
                                                                    ------------

            Engineering (0.4%):
     20,398 ABB Ltd..............................................      2,174,489
                                                                    ------------

            Finance (0.5%):
     14,820 Credit Suisse Group, Registered......................      2,816,764
                                                                    ------------

            Food Products (1.0%):
      2,573 Nestle SA, Registered................................      6,001,822
                                                                    ------------

            Insurance (0.8%):
        927 Swiss Reinsurance Co., Registered....................      2,222,400
      4,739 Zurich Financial Services AG*........................      2,857,223
                                                                    ------------
                                                                       5,079,623
                                                                    ------------

            Pharmaceuticals (2.3%):
      4,707 Novartis AG, Registered..............................      8,321,858
        446 Roche Holding AG.....................................      4,543,949
         98 Roche Holding AG, Bearer.............................      1,215,552
                                                                    ------------
                                                                      14,081,359
                                                                    ------------

            Telecommunications (0.2%):
      4,000 Swisscom AG, Registered..............................      1,040,421
                                                                    ------------
                                                                      36,029,942
                                                                    ------------

 United Kingdom (15.9%):
            Aerospace & Military Technology (0.2%):
    176,750 BAE Systems PLC......................................      1,008,592
                                                                    ------------

            Banking (2.9%):
     86,837 Abbey National PLC...................................      1,578,659
    108,220 Barclays PLC.........................................      3,341,496
    602,364 HSBC Holdings PLC....................................      8,818,161
    174,277 Royal Bank of Scotland Group PLC.....................      4,110,693
    158,277 Royal Bank of Scotland Group PLC*....................        195,058
                                                                    ------------
                                                                      18,044,067
                                                                    ------------

            Beverages & Tobacco (0.4%):
    224,112 Diageo PLC...........................................      2,502,472
                                                                    ------------

            Broadcasting/Cable (0.3%):
    114,000 British Sky Broadcasting Group PLC*..................      1,914,097
                                                                    ------------

            Commercial Services (0.1%):
     99,000 Hays PLC.............................................        572,690
                                                                    ------------

   Shares                    Security Description                   Market Value
   ------                    --------------------                   ------------

 COMMON STOCKS (continued)
 United Kingdom (continued):
            Computer Services (0.1%):
     17,000 Logica PLC...........................................   $    443,644
     15,000 Misys PLC............................................        147,550
                                                                    ------------
                                                                         591,194
                                                                    ------------

            Computer Systems (0.0%):
     18,000 SEMA Group PLC.......................................         78,649
                                                                    ------------

            Distribution (0.3%):
    212,800 BG PLC...............................................        832,848
    238,400 Centrica PLC.........................................        915,234
                                                                    ------------
                                                                       1,748,082
                                                                    ------------

            Electric Utility (0.3%):
     86,300 National Grid Group PLC..............................        778,002
    111,383 Scottish Power PLC...................................        875,181
                                                                    ------------
                                                                       1,653,183
                                                                    ------------

            Electronic Components/Instruments (0.0%):
     35,000 ARM Holdings PLC*....................................        265,859
                                                                    ------------
            Energy (1.9%):
  1,475,546 BP Amoco PLC.........................................     11,836,408
                                                                    ------------

            Finance (0.9%):
    136,310 Halifax PLC..........................................      1,346,947
    358,906 Lloyds TSB Group PLC.................................      3,779,747
                                                                    ------------
                                                                       5,126,694
                                                                    ------------

            Food & Household Products (0.3%):
          4 Cadbury Schweppes PLC................................             28
    177,810 Unilever PLC.........................................      1,519,305
                                                                    ------------
                                                                       1,519,333
                                                                    ------------

            Gas -- Transportation (0.1%):
    212,800 Lattice Group PLC*...................................        478,411
                                                                    ------------

            Health & Personal Care (1.0%):
    115,332 Zeneca Group PLC.....................................      5,800,772
                                                                    ------------

            Insurance (1.1%):
    130,941 CGNU PLC.............................................      2,112,478
    289,828 Legal & General Group PLC............................        796,620
    119,033 Prudential Corp., PLC................................      1,911,475
    411,643 Tesco PLC............................................      1,680,250
                                                                    ------------
                                                                       6,500,823
                                                                    ------------

            Leisure (0.2%):
     84,573 Granada Compass PLC*.................................        906,456
                                                                    ------------

            Metals (0.2%):
     63,700 Rio Tinto PLC, Registered............................      1,115,218
                                                                    ------------

            Pharmaceuticals (1.8%):
    405,971 GlaxoSmithKline PLC*.................................     11,449,599
                                                                    ------------

                                   Continued

                                  International Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS (continued) December 31, 2000

   Shares                   Security Description                   Market Value
   ------                   --------------------                   ------------

 COMMON STOCKS (continued)
 United Kingdom (continued):
            Printing & Publishing (0.4%):
     37,573 Pearson PLC.........................................   $    895,219
     93,227 Reuters Group PLC...................................      1,576,453
                                                                   ------------
                                                                      2,471,672
                                                                   ------------

            Software & Computer Services (0.1%):
     68,000 Sage Group PLC......................................        308,545
                                                                   ------------

            Telecom Equipment (0.3%):
    180,203 Marconin PLC........................................      1,928,728
                                                                   ------------

            Telecommunications (3.0%):
    395,088 British Telecommunications PLC......................      3,364,043
     25,000 COLT Telecom Group PLC*.............................        537,769
  3,945,854 Vodafone Group PLC..................................     14,470,563
                                                                   ------------
                                                                     18,372,375
                                                                   ------------
                                                                     96,193,919
                                                                   ------------
            Total Common Stocks.................................    580,226,920
                                                                   ------------

 INVESTMENT COMPANIES (3.0%):
 United States (3.0%):
 17,984,986 Federated Prime Value Obligations Money Market
            Fund................................................     17,984,986
                                                                   ------------
            Total Investment Companies..........................     17,984,986
                                                                   ------------
 Total Investments (Cost $505,202,926) (a) -- 99.3%..............   598,211,906
 Other assets in excess of liabilities -- 0.7%...................     4,056,816
                                                                   ------------
 Net Assets -- 100.0%............................................  $602,268,722
                                                                   ============

-------
(a) Represents cost for financial reporting purposes and differs from cost basis for Federal income tax purposes by the amount of losses recognized for financial reporting in excess of Federal income tax reporting of $788,227 and by the amount of market to market adjustment for passive foreign investment companies of $3,795,554. Cost for Federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation........................................ $163,041,616
   Unrealized depreciation........................................  (74,616,417)
                                                                   ------------
   Net unrealized appreciation.................................... $ 88,425,199
                                                                   ============

(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Portfolio's advisor has determined this security to be liquid based on procedures approved by the Board of Trustees.
* Non-income producing security.

                       See Notes to Financial Statements.

                                  Income Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  December 31, 2000

[LOGO OF KENT FUNDS]

  Principal
   Amount                    Security Description                  Market Value
  ---------                  --------------------                  ------------

 ASSET BACKED SECURITIES (5.0%):
             Finance -- Consumer Loans (5.0%):
 $ 5,000,000 MBNA Master Credit Card Trust,
             7.35%, 7/16/07.....................................   $  5,247,950
   9,500,000 Toyota Auto Receivables Owner Trust, 7.21%,
             4/15/07............................................      9,807,515
                                                                   ------------
             Total Asset Backed Securities......................     15,055,465
                                                                   ------------

 CORPORATE NOTES & BONDS (40.0%):
             Automotive (1.6%):
   5,000,000 Ford Motor Co., 7.45%, 7/16/31.....................      4,700,000
                                                                   ------------

             Banking (15.4%):
   2,700,000 Bank of Montreal -- Chicago, 7.80%, 4/1/07.........      2,777,625
   2,000,000 Bank of New York, 8.50%, 12/15/04..................      2,145,000
   2,000,000 BankAmerica Corp., 7.20%, 4/15/06..................      2,055,000
   2,000,000 Chase Manhattan Corp., 7.13%, 3/1/05...............      2,047,500
   5,000,000 First Union Corp., 8.13%, 6/24/02..................      5,112,500
   5,000,000 First Union National Bank, 7.88%, 2/15/10..........      5,206,250
   2,000,000 Fleet/Norstar Group, 8.63%, 1/15/07................      2,167,500
   2,000,000 Midland Bank PLC, 7.63%, 6/15/06...................      2,082,500
   3,000,000 National City Bank, 7.25%, 7/15/10.................      3,030,000
   5,000,000 NCNB Corp., 10.20%, 7/15/15........................      6,006,249
   5,000,000 Northern Trust Corp., 7.10%, 8/1/09................      5,093,750
   5,000,000 PNC Bank N.A., 7.88%, 4/15/05......................      5,212,500
   2,000,000 HSBC New York Corp.,
             7.00%, 3/22/11.....................................      1,952,500
   2,000,000 Swiss Bank Corp. -- New York,
             7.38%, 7/15/15.....................................      2,010,000
                                                                   ------------
                                                                     46,898,874
                                                                   ------------

             Brokers (2.4%):
   5,000,000 Lehman Brothers Holdings, Inc.,
             8.75%, 3/15/05.....................................      5,343,750
   2,000,000 Salomon, Inc., 6.75%, 2/15/03......................      2,017,500
                                                                   ------------
                                                                      7,361,250
                                                                   ------------

             Finance (8.7%):
   3,500,000 British Gas Finance, 6.63%, 6/1/18.................      3,202,500
   2,000,000 Discover Credit, 9.26%, 3/20/12....................      2,365,000
   5,000,000 Ford Motor Credit Corp., 9.03%, 12/30/09, Callable
             12/30/04 @ 100.....................................      5,393,750
   5,000,000 General Motors Acceptance Corp.,
             7.50%, 7/15/05.....................................      5,118,750
   3,500,000 Great Western Financial Trust II,
             8.21%, 2/1/27, Callable 2/1/07 @ 104...............      3,220,000
   3,000,000 Household Finance Corp.,
             6.50%, 11/15/08....................................      2,880,000
   4,000,000 St. Paul Cos., Inc., 7.25%, 8/9/07.................      4,115,000
                                                                   ------------
                                                                     26,295,000
                                                                   ------------

             Gas Transmission (2.5%):
   5,000,000 Enron Corp., 6.40%, 7/15/06........................      4,962,500
   2,500,000 Enserch Corp., 7.13%, 6/15/05......................      2,562,500
                                                                   ------------
                                                                      7,525,000
                                                                   ------------

  Principal
   Amount                   Security Description                  Market Value
  ---------                 --------------------                  ------------

 CORPORATE NOTES & BONDS (continued):
             Industrial Goods & Services (2.7%):
 $ 5,000,000 Cyprus Amax, 7.38%, 5/15/07.......................   $   4,912,500
   3,000,000 Engelhard Corp., 7.38%, 8/1/06....................       3,086,250
                                                                  -------------
                                                                      7,998,750
                                                                  -------------

             Insurance (0.6%):
   2,000,000 Travelers Capital III, 7.63%, 12/1/36.............       1,887,500
                                                                  -------------

             Machinery & Equipment (0.3%):
   2,000,000 Case Corp., 7.25%, 1/15/16........................         922,500
                                                                  -------------

             Multimedia (1.9%):
   5,000,000 Time Warner, Inc., 9.13%, 1/15/13.................       5,806,250
                                                                  -------------

             Paper & Related Products (1.3%):
   4,000,000 Westvaco Corp., 7.10%, 11/15/09...................       3,880,000
                                                                  -------------

             Retail (1.5%):
   4,391,923 Fred Meyer, Inc., Lease Trust,
             8.50%, 7/15/17 (b)................................       4,501,722
                                                                  -------------

             Utilities (1.1%):
   3,833,000 Pacific Gas & Electric, 6.25%, 3/1/04.............       3,258,050
                                                                  -------------
             Total Corporate Notes & Bonds.....................     121,034,896
                                                                  -------------

 MUNICIPAL BOND -- TAXABLE (0.7%):
             California (0.7%):
   2,000,000 San Bernardino County, Financing Authority Pension
             Obligation Revenue, 6.99%, 8/1/10 MBIA............       2,065,000
                                                                  -------------
             Total Municipal Bond -- Taxable...................       2,065,000
                                                                  -------------

 U.S. GOVERNMENT AGENCY OBLIGATIONS (22.3%):
             Fannie Mae (17.7%):
  10,000,000 7.40%, 7/1/04.....................................      10,538,500
   2,941,009 6.05%, 12/1/08....................................       2,905,628
   5,000,000 6.38%, 6/15/09....................................       5,120,200
  10,400,000 6.63%, 9/15/09....................................      10,816,000
  19,000,000 7.25%, 1/15/10....................................      20,624,311
   3,500,000 6.25%, 11/18/23...................................       3,458,245
                                                                  -------------
                                                                     53,462,884
                                                                  -------------

             Freddie Mac (4.6%):
   5,000,000 7.38%, 5/15/03....................................       5,193,750
   2,500,000 7.22%, 6/14/06....................................       2,665,625
   6,138,209 6.00%, 4/1/29.....................................       5,955,536
                                                                  -------------
                                                                     13,814,911
                                                                  -------------
             Total U.S. Government Agency Obligations..........      67,277,795
                                                                  -------------

 U.S. GOVERNMENT OBLIGATIONS (25.7%):
             U.S. Treasury Bonds (11.7%):
   6,150,000 7.50%, 11/15/16...................................       7,417,823
   9,000,000 8.00%, 11/15/21...................................      11,645,100
   7,600,000 6.13%, 8/15/29....................................       8,276,856

                                   Continued

                                  Income Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS (continued) December 31, 2000

  Shares or
  Principal
   Amount                    Security Description                  Market Value
  ---------                  --------------------                  ------------

 U.S. GOVERNMENT OBLIGATIONS (continued):
             U.S. Treasury Bonds (continued):
 $ 7,000,000 6.25%, 5/15/30.....................................   $  7,814,800
                                                                   ------------
                                                                     35,154,579
                                                                   ------------

             U.S. Treasury Notes (14.0%):
  27,800,000 7.00%, 7/15/06.....................................     30,265,860
  11,450,000 5.75%, 8/15/10.....................................     12,000,058
                                                                   ------------
                                                                     42,265,918
                                                                   ------------
             Total U.S. Government Obligations..................     77,420,497
                                                                   ------------

 INVESTMENT COMPANIES (4.4%):
   6,287,398 Dreyfus Cash Management Money Market Fund..........      6,287,398
   6,940,553 Federated Prime Value Obligations Money Market
             Fund...............................................      6,940,553
                                                                   ------------
             Total Investment Companies.........................     13,227,951
                                                                   ------------
 Total Investments (Cost $290,952,424) (a) -- 98.1%..............   296,081,604
 Other assets in excess of liabilities -- 1.9%...................     5,673,899
                                                                   ------------
 Net Assets -- 100.0%............................................  $301,755,503
                                                                   ============

-------
(a) Represents cost for financial reporting and Federal income tax purposes and differs from market value by net unrealized appreciation of securities as follows:

   Unrealized appreciation......................................... $ 8,356,069
   Unrealized depreciation.........................................  (3,226,889)
                                                                    -----------
   Net unrealized appreciation..................................... $ 5,129,180
                                                                    ===========

(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Portfolio's advisor has determined this security to be liquid based on procedures approved by the Board of Trustees.
MBIA -- Municipal Bond Insurance Association
PLC -- Public Limited Company (British)

                       See Notes to Financial Statements.

                                  Intermediate Bond Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  December 31, 2000

[LOGO OF KENT FUNDS]

  Principal
   Amount                    Security Description                  Market Value
  ---------                  --------------------                  ------------

 ASSET BACKED SECURITIES (2.8%):

             Finance -- Consumer Loans (2.8%):
 $ 5,000,000 MBNA Master Credit Card Trust, 6.73%, 1/15/01*.....   $  5,004,150
  10,000,000 Mellon Residential Funding Corp., 6.92%, 3/25/30...     10,150,226
   5,000,000 Toyota Auto Receivables Owner Trust, 7.21%,
             4/15/07............................................      5,161,850
                                                                   ------------
             Total Asset Backed Securities......................     20,316,226
                                                                   ------------
 COMMERCIAL PAPER (1.4%):

             Financial Services -- Diversified (1.4%):
  10,000,000 General Electric Capital Corp., 6.51%**, 1/16/01...      9,972,833
                                                                   ------------
             Total Commercial Paper.............................      9,972,833
                                                                   ------------
 CORPORATE NOTES & BONDS (37.1%):

             Auto/Truck -- Original Equipment (1.0%):
   8,000,000 TRW, Inc., 6.05%, 1/15/05..........................      7,380,000
                                                                   ------------

             Automotive (0.6%):
   5,000,000 Ford Motor Co., 7.45%, 7/16/31.....................      4,700,000
                                                                   ------------

             Banking (12.1%):
   5,000,000 ABN-Amro Bank NV (Chicago), 7.25%, 5/31/05.........      5,156,250
   6,000,000 Bank of Montreal-Chicago, 7.80%, 4/1/07............      6,172,500
  10,000,000 BB&T Corp., 7.25%, 6/15/07.........................     10,125,000
  10,000,000 Chase Manhattan Corp., 6.75%, 9/15/06..............     10,025,000
   4,000,000 Chase Manhattan Corp., 7.88%, 6/15/10..............      4,220,000
   6,000,000 First Union National Bank, 7.88%, 2/15/10..........      6,247,500
   5,000,000 J.P. Morgan & Co., 7.63%, 9/15/04..................      5,200,000
   6,700,000 Keycorp, 7.25%, 6/1/05.............................      6,775,375
   5,270,000 Keycorp, 6.75%, 3/15/06............................      5,263,413
   5,000,000 MBNA American Bank NA, 7.25%, 9/15/02..............      5,050,000
   5,000,000 National City Bank, 6.25%, 3/15/11.................      4,681,250
   5,000,000 NCNB Corp., 9.38%, 9/15/09.........................      5,712,500
   5,000,000 Northern Trust Corp., 7.10%, 8/1/09................      5,093,750
   8,000,000 PNC Funding Corp., 6.13%, 2/15/09..................      7,590,000
                                                                   ------------
                                                                     87,312,538
                                                                   ------------

             Brokers (1.9%):
   8,500,000 Donaldson Lufkin Jenrette, 5.88%, 4/1/02...........      8,468,125
   5,000,000 Salomon Smith Barney, 7.13%, 10/1/06...............      5,087,500
                                                                   ------------
                                                                     13,555,625
                                                                   ------------

             Electronic Components/Instruments (1.4%):
  10,000,000 Tandy Corp., 6.15%, 1/15/02........................      9,950,000
                                                                   ------------

             Finance (12.3%):
   5,000,000 Associates Corp., N.A., 6.52%, 10/11/02............      5,037,500
   5,000,000 Citigroup Capital II, 7.75%, 12/1/36...............      4,681,250
   5,000,000 Citigroup, Inc., 7.45%, 6/6/02.....................      5,100,000
   5,000,000 Fleet Financial Group, 7.38%, 12/1/09..............      5,156,250

  Principal
   Amount                    Security Description                  Market Value
  ---------                  --------------------                  ------------

 CORPORATE NOTES & BONDS (continued):
             Finance (continued):
 $10,000,000 Ford Capital Guaranteed Notes, 9.88%, 5/15/02......   $ 10,437,500
   8,400,000 Ford Motor Credit Corp., 9.03%, 12/30/09, Callable
             12/30/04 @ 100.....................................      9,061,500
   5,000,000 General Electric Capital Corp., 7.50%, 5/15/05
             MTN................................................      5,281,250
   5,000,000 General Motors Acceptance Corp., 5.35%, 12/7/01....      4,968,750
   5,000,000 General Motors Acceptance Corp., 7.13%, 5/1/03.....      5,037,500
  10,000,000 General Motors Acceptance Corp., 7.75%, 1/19/10....     10,300,000
   5,000,000 Household Finance Corp., 8.00%, 8/1/04.............      5,212,500
   5,000,000 Household Finance Corp., 6.50%, 11/15/08...........      4,800,000
   4,000,000 Verizon Global Funding Corp., 7.25%, 12/1/10 (b)...      4,060,000
   5,000,000 Wells Fargo Co., 6.50%, 6/1/05.....................      5,018,750
   6,000,000 Wells Fargo Financial, Inc., 5.38%, 9/30/03........      5,850,000
                                                                   ------------
                                                                     90,002,750
                                                                   ------------

             Food -- Diversified (0.7%):
   5,000,000 Conagra Inc., 5.50%, 10/15/02......................      4,950,000
                                                                   ------------

             Gas Transmission (0.7%):
   5,000,000 Enron Corp., 6.40%, 7/15/06........................      4,962,500
                                                                   ------------

             Industrial Goods & Services (1.4%):
   5,500,000 Boston Scientific, 6.63%, 3/15/05..................      5,005,000
   5,000,000 Tyco International Group SA, 6.13%, 6/15/01........      4,981,250
                                                                   ------------
                                                                      9,986,250
                                                                   ------------

             Insurance (1.4%):
   5,000,000 St. Paul Companies, Inc., 7.19%, 8/2/07............      5,125,000
   5,100,000 Travelers Group, Inc., 6.88%, 12/15/03.............      5,163,750
                                                                   ------------
                                                                     10,288,750
                                                                   ------------

             Machinery & Equipment (0.4%):
   6,000,000 Case Corp., 7.25%, 1/15/16.........................      2,767,500
                                                                   ------------

             Multimedia (0.6%):
   3,500,000 Time Warner, Inc., 9.13%, 1/15/13..................      4,064,375
                                                                   ------------

             Rental Auto/Equipment (0.7%):
   5,000,000 Hertz Corp., 6.25%, 3/15/09........................      4,706,250
                                                                   ------------

             Telecommunications (0.9%):
   6,000,000 Bell Canada, 7.75%, 4/1/06.........................      6,240,000
                                                                   ------------

             Transportation -- Railroad (1.0%):
   7,000,000 Union Pacific Co., 6.34%, 11/25/03.................      6,938,750
                                                                   ------------
             Total Corporate Notes & Bonds......................    267,805,288
                                                                   ------------

                                   Continued

                                  Intermediate Bond Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS (continued) December 31, 2000

  Principal
   Amount                    Security Description                   Market Value
  ---------                  --------------------                   ------------

 U.S. GOVERNMENT AGENCY OBLIGATIONS (32.8%):
             Fannie Mae (16.2%):
 $20,000,000 6.63%, 1/15/02......................................   $ 20,174,800
  20,000,000 6.75%, 2/15/02......................................     20,350,000
  10,000,000 5.13%, 2/13/04......................................      9,882,100
  25,000,000 7.00%, 07/15/05.....................................     26,250,000
  22,500,000 6.63%, 10/15/07.....................................     23,456,250
   5,000,000 6.38%, 6/15/09......................................      5,120,200
  12,000,000 6.25%, 11/18/23.....................................     11,856,840
                                                                    ------------
                                                                     117,090,190
                                                                    ------------
             Federal Farm Credit Bank (1.4%):
  10,000,000 6.30%, 9/23/04......................................     10,191,400
                                                                    ------------
             Federal Home Loan Bank (1.8%):
   7,500,000 6.75%, 5/1/02.......................................      7,604,025
   5,000,000 6.49%, 1/8/04.......................................      5,118,750
                                                                    ------------
                                                                      12,722,775
                                                                    ------------
             Freddie Mac (13.4%):
  48,000,000 7.38%, 5/15/03......................................     49,860,000
  15,000,000 6.38%, 11/15/03.....................................     15,300,000
  10,410,000 8.12%, 1/31/05......................................     11,300,263
   3,000,000 7.22%, 6/14/06......................................      3,198,750
   9,100,000 6.00%, 11/15/22.....................................      9,038,029
   8,744,500 6.00%, 3/1/29.......................................      8,490,385
                                                                    ------------
                                                                      97,187,427
                                                                    ------------
             Total U.S. Government Agency Obligations............    237,191,792
                                                                    ------------
 U.S. GOVERNMENT OBLIGATIONS (20.6%):
             U.S. Treasury Bonds (3.8%):
  24,500,000 9.13%, 5/15/09......................................     27,256,250
                                                                    ------------
             U.S. Treasury Notes (16.8%):
  10,000,000 6.50%, 3/31/02......................................     10,126,100
  19,450,000 7.50%, 2/15/05......................................     21,153,626
   5,000,000 6.75%, 5/15/05......................................      5,322,000
  39,500,000 7.00%, 7/15/06......................................     43,003,649
   6,250,000 6.13%, 8/15/07......................................      6,579,563
  12,700,000 6.00%, 8/15/09......................................     13,404,596
  21,300,000 5.75%, 8/15/10......................................     22,323,252
                                                                    ------------
                                                                     121,912,786
                                                                    ------------
             Total U.S. Government Obligations...................    149,169,036
                                                                    ------------

  Shares or
  Principal
   Amount                    Security Description                  Market Value
  ---------                  --------------------                  ------------

 YANKEE CERTIFICATES OF DEPOSIT (1.3%):
 $10,000,000 Potash Corp. Saskatchewan, 7.13%, 6/15/07..........   $  9,562,500
                                                                   ------------
             Total Yankee Certificates Of Deposit...............      9,562,500
                                                                   ------------
 INVESTMENT COMPANIES (2.4%):
     187,520 Dreyfus Cash Management Money Market Fund..........        187,520
  17,513,354 Federated Prime Value Obligations Money Market
             Fund...............................................     17,513,354
                                                                   ------------
             Total Investment Companies.........................     17,700,874
                                                                   ------------
 Total Investments (Cost $708,974,056) (a) -- 98.4%..............   711,718,549
 Other assets in excess of liabilities -- 1.6%...................    11,856,882
                                                                   ------------
 Net Assets -- 100.0%............................................  $723,575,431
                                                                   ============

-------
(a) Represents cost for financial reporting and Federal income tax purposes and differs from market value by net unrealized appreciation of securities as follows:

   Unrealized appreciation......................................... $11,765,092
   Unrealized depreciation.........................................  (9,020,599)
                                                                    -----------
   Net unrealized appreciation..................................... $ 2,744,493
                                                                    ===========

(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Portfolio's advisor has determined this security to be liquid based on procedures approved by the Board of Trustees.
* Variable rate security. Rate present represents rate in effect at December 31, 2000. Maturity date reflects next rate change date.
**    Effective yield at purchase.
MTN -- Medium Term Note
NV -- Naamloze Vennootschap (Dutch Corporation)
SA -- Sociedad Anonima (Spanish Corporation)

                       See Notes to Financial Statements.

                                  Short Term Bond Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  December 31, 2000

[LOGO OF KENT FUNDS]

  Principal                                                           Market
   Amount                    Security Description                     Value
  ---------                  --------------------                     ------

 ASSET BACKED SECURITIES (7.6%):
             Finance -- Consumer Loans (7.6%):
 $ 5,000,000 Chase Manhattan Credit Card Master Trust, 7.04%,
             2/15/05............................................   $  5,013,950
   3,000,000 Daimler Chrysler Auto Trust, 7.23%, 1/6/05.........      3,092,803
   5,000,000 MBNA Master Credit Card Trust, 6.60%, 11/15/04.....      5,052,700
                                                                   ------------
             Total Asset Backed Securities......................     13,159,453
                                                                   ------------

 CORPORATE NOTES & BONDS (56.1%):
             Banking (13.7%):
   5,000,000 ABN Amro Bank, 6.63%, 10/31/01.....................      5,014,605
   3,000,000 Bear Stearns Co., 6.45%, 8/1/02....................      2,996,250
   4,000,000 First of America, 8.50%, 2/1/04....................      4,225,000
   5,000,000 First Union Corp., 6.95%, 11/1/04..................      5,056,250
   3,000,000 Household Bank FSB, 6.50%, 7/15/03.................      3,011,250
   3,500,000 Marshall & Ilsley Corp., 6.38%, 7/15/03............      3,500,000
                                                                   ------------
                                                                     23,803,355
                                                                   ------------

             Brokers (5.9%):
   5,000,000 Merrill Lynch & Co., Inc., 6.64%, 9/19/02..........      5,031,250
   5,000,000 Morgan Stanley Dean Witter, 7.38%, 4/15/03 MTN.....      5,112,500
                                                                   ------------
                                                                     10,143,750
                                                                   ------------

             Cable Television (3.0%):
   5,000,000 Tele-Commun, Inc., 8.25%, 1/15/03..................      5,181,250
                                                                   ------------

             Computers (1.8%):
   3,000,000 Hewlett-Packard Co., 7.15%, 6/15/05................      3,097,500
                                                                   ------------

             Finance (25.2%):
   5,000,000 Aristar, Inc., 6.00%, 8/1/01.......................      4,987,500
   2,500,000 CIT Group, Inc., 5.92%, 1/15/03....................      2,465,625
   5,000,000 Citigroup, Inc., 7.45%, 6/6/02.....................      5,099,999
   5,000,000 Ford Motor Credit Corp., 7.50%, 1/15/03............      5,087,500
   5,000,000 General Electric Capital Corp., Series A, 6.33%,
             9/17/01............................................      5,012,500
   3,000,000 General Motors Acceptance Corp., 7.48%, 2/28/03....      3,063,750
   4,000,000 Household Netherlands BV, 6.20%, 12/1/03...........      3,965,000
   5,000,000 MCN Investment Corp., 6.89%, 1/16/02...............      4,981,250
   1,500,000 Transamerica Financial Corp., 6.13%, 11/1/01.......      1,498,125
   2,500,000 Transamerica Financial Corp., 7.25%, 8/15/02.......      2,531,250
   5,000,000 Wells Fargo Financial, Inc., 7.88%, 2/15/02........      5,093,750
                                                                   ------------
                                                                     43,786,249
                                                                   ------------

             Industrial Goods & Services (2.5%):
   4,375,000 Enron Corp., 6.45%, 11/15/01.......................      4,369,531
                                                                   ------------

  Shares on
  Principal                                                           Market
   Amount                    Security Description                     Value
  ---------                  --------------------                     ------

             Pharmaceuticals (4.0%):
 $ 5,000,000 Abbott Laboratories, 5.60%, 10/1/03................   $  4,975,000
   2,000,000 Pharmacia Corp., 5.38%, 12/1/01 (b)................      1,975,000
                                                                   ------------
                                                                      6,950,000
                                                                   ------------
             Total Corporate Notes & Bonds......................     97,331,635
                                                                   ------------

 U.S. GOVERNMENT AGENCY OBLIGATIONS (26.0%):
             Fannie Mae (3.5%):
   6,000,000 6.63%, 1/15/02.....................................      6,052,440
                                                                   ------------

             Freddie Mac (22.5%):
  16,000,000 7.38%, 5/15/03.....................................     16,620,000
   5,000,000 5.75%, 7/15/03.....................................      5,018,550
  10,000,000 6.38%, 11/15/03....................................     10,200,000
   7,000,000 6.25%, 7/15/04.....................................      7,122,500
                                                                   ------------
                                                                     38,961,050
                                                                   ------------
             Total U.S. Government Agency Obligations...........     45,013,490
                                                                   ------------

 U.S. GOVERNMENT OBLIGATIONS (3.8%):
             U.S. Treasury Notes (3.8%):
   5,000,000 7.50%, 11/15/01....................................      5,081,300
   1,400,000 7.25%, 5/15/04.....................................      1,490,174
                                                                   ------------
             Total U.S. Government Obligations..................      6,571,474
                                                                   ------------

 INVESTMENT COMPANIES (4.9%):
     758,440 Dreyfus Cash Management Money Market Fund..........        758,440
   7,715,204 Federated Prime Value Obligations Money Market
             Fund...............................................      7,715,204
                                                                   ------------
             Total Investment Companies.........................      8,473,644
                                                                   ------------
 Total Investments (Cost $169,815,696) (a) -- 98.4%..............   170,549,696
 Other assets in excess of liabilities -- 1.6%...................     2,745,829
                                                                   ------------
 Net Assets -- 100.0%............................................  $173,295,525
                                                                   ============

-------
(a) Represents cost for financial reporting and Federal income tax purposes and differs from market value by net unrealized appreciation of securities as follows:

   Unrealized appreciation......................................... $ 1,998,353
   Unrealized depreciation.........................................  (1,264,353)
                                                                    -----------
   Net unrealized appreciation..................................... $   734,000
                                                                    ===========

(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Portfolio's advisor has determined this security to be liquid based on procedures approved by the Board of Trustees.
BV -- VOOR BEORITVEN (Dutch Corp.)
FSB -- Federal Savings Bank
MTN -- Medium Term Note

                       See Notes to Financial Statements.

                                  Tax-Free Income Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  December 31, 2000

  Principal
   Amount                    Security Description                  Market Value
  ---------                  --------------------                  ------------

 MUNICIPAL BONDS (97.8%):
             Arizona (2.2%):
 $ 1,070,000 Greater Arizona Development Authority, 6.00%,
             8/1/13, (Insured by MBIA)..........................   $  1,183,688
   1,730,000 Phoenix Civic Improvement Corp., Excise Tax
             Revenue, Senior Lien, Municipal Courthouse Project,
             5.25%, 7/1/20, Callable 7/1/09 @ 101...............      1,745,138
                                                                   ------------
                                                                      2,928,826
                                                                   ------------

             California (7.8%):
   1,000,000 Anaheim Public Financing Authority, Lease Revenue,
             Public Improvements Project, Series A, 6.00%,
             9/1/24, (Insured by FSA)...........................      1,147,500
     265,000 Cal Poly Pomona Foundation Inc., 5.50%, 2/1/20,
             Callable 2/1/11 @ 101, (Insured by MBIA)...........        277,919
   2,000,000 Orange County, Series A, 6.00%, 6/1/10 (Insured by
             MBIA)..............................................      2,272,500
     250,000 Sacramento County Sanitation Financing Authority,
             6.00%, 12/1/15, Callable 12/1/10 @ 101.............        282,500
   2,445,000 San Francisco City and County Airport, 5.35%,
             5/1/10, Callable 5/1/06 @ 102, (Insured by MBIA)...      2,576,419
   1,400,000 State, GO, 7.00%, 6/1/05...........................      1,564,500
   2,000,000 State, GO, 6.25%, 9/1/12...........................      2,352,500
                                                                   ------------
                                                                     10,473,838
                                                                   ------------

             Colorado (10.5%):
   3,000,000 Arapahoe County, School District, No. 5, 5.50%,
             12/15/18, Callable 12/15/09 @ 100..................      3,104,999
   2,265,000 Boulder County Sales and Use Tax, Series A, 6.00%,
             12/15/18, Callable 12/15/09 @ 101, (Insured by
             FGIC)..............................................      2,483,006
     650,000 Denver City & County Airport Revenue, Series C,
             (AMT), 6.75%, 11/15/22, Prerefunded 11/15/02 @
             102................................................        691,438
   1,580,000 Denver City and County Airport Revenue, 6.75%,
             11/15/22, (Insured by MBIA)........................      1,670,850
   1,000,000 E-470 Public Highway Authority Revenue, Series C,
             6.00%, 9/1/07, (Insured by MBIA)...................      1,096,250
   1,000,000 El Paso County School District No. 38, 6.00%,
             12/1/24, Callable 12/1/10 @ 100....................      1,076,250
     425,000 Garfield County School District No. 16, 4.80%,
             12/1/12, Callable 12/1/10 @ 100, (Insured by
             MBIA)..............................................        429,781
     290,000 Housing Finance Authority, 4.25%, 10/1/05..........        283,838
   3,445,000 Regional Transportation District Sales Tax Revenue,
             Series A, 5.13%, 11/1/19, Callable 11/1/10 @ 101,
             (Insured by FGIC)..................................      3,449,306
                                                                   ------------
                                                                     14,285,718
                                                                   ------------

  Principal
    Amount                   Security Description                  Market Value
  ---------                  --------------------                  ------------

 MUNICIPAL BONDS (continued):
              Delaware (2.9%):
 $  3,500,000 Delaware Transportation Authority, 6.00%, 7/1/16,
              Callable 7/1/10 @ 100.............................   $  3,854,375
                                                                   ------------

              Florida (4.0%):
    1,215,000 Jacksonville Electric Authority Revenue, Electric
              Systems, Series 3-E, 5.00%, 10/1/13, Callable
              10/1/05 @ 100.....................................      1,227,150
    1,885,000 Miami-Dade County Aviation Revenue, 5.55%,
              10/1/13, Callable 10/1/10 @ 101, (Insured by
              FGIC).............................................      2,000,456
    2,000,000 State, Board of Education, Series D, 5.75%,
              6/1/19, Callable 6/1/10 @ 101.....................      2,127,500
                                                                   ------------
                                                                      5,355,106
                                                                   ------------

              Georgia (2.1%):
    2,610,000 State, Series D, GO, 5.80%, 11/1/16, Callable
              11/1/09 @ 102.....................................      2,890,574
                                                                   ------------

              Hawaii (0.8%):
      800,000 Honolulu City & County, Series A, 5.75%, 4/1/10...        876,000
      200,000 Honolulu City & County, Series A, ETM, 5.75%,
              4/1/10............................................        220,000
                                                                   ------------
                                                                      1,096,000
                                                                   ------------

              Illinois (8.9%):
    2,000,000 Chicago Metropolitan Water Reclamation District,
              Capital Improvement, GO, 5.50%, 12/1/10...........      2,152,500
    1,050,000 Chicago O'Hare International Airport Revenue,
              5.00%*, 1/2/01, (LOC: Credit Suisse)..............      1,050,000
    1,000,000 Chicago Public Building Commission, Series A, ETM,
              7.00%, 1/1/20, (Insured by MBIA)..................      1,231,250
    1,000,000 Chicago School Finance Authority, Series A, GO,
              4.90%, 6/1/05, Callable 6/1/04 @ 102, (Insured by
              MBIA).............................................      1,026,250
    1,645,000 Chicago Single Family Mortgage Revenue, Series A,
              (AMT), 4.70%, 10/1/17, Callable 4/1/09 @ 102......      1,624,438
    1,745,000 Development Finance Authority, 6.38%, 1/1/17,
              Callable 1/1/11 @ 100, (Insured by FSA)...........      1,976,213
    1,755,000 Development Finance Authority, 6.38%, 1/1/18,
              Callable 1/1/11 @ 100, (Insured by FSA)...........      1,976,569
    1,000,000 State, Sales Tax, Series S, 5.00%, 6/15/08........      1,037,500
                                                                   ------------
                                                                     12,074,720
                                                                   ------------
              Indiana (5.1%):
    4,000,000 Franklin Township School Building, 6.50%, 7/15/18,
              Callable 7/15/10 @ 102............................      4,614,999
    2,000,000 Municipal Power Supply Agency, System Revenue,
              Series B, 6.00%, 1/1/13, (Insured by MBIA)........      2,240,000
                                                                   ------------
                                                                      6,854,999
                                                                   ------------


                                   Continued

                                  Tax-Free Income Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS (continued) December 31, 2000

[LOGO OF KENT FUNDS]

  Principal
   Amount                    Security Description                  Market Value
  ---------                  --------------------                  ------------

 MUNICIPAL BONDS (continued):
             Iowa (1.8%):
 $ 2,055,000 Finance Authority, Private College Revenue, Drake
             University Project, 6.50%, 12/1/11, (Insured by
             MBIA)..............................................   $  2,386,369
                                                                   ------------

             Kansas (2.2%):
   1,500,000 Butler & Sedgwick Counties School District 385,
             6.00%, 9/1/15, (Insured by FSA)....................      1,687,500
     500,000 State, Development Financial Authority Lease
             Revenue, 5.38%, 10/1/20, Callable 10/1/10 @ 100,
             (Insured by FSA)...................................        510,000
     750,000 Wyandotte County School, District No. 204, Bonner
             Springs, 5.38%, 9/1/15, Callable 9/1/10 @ 100,
             (Insured by FSA)...................................        780,000
                                                                   ------------
                                                                      2,977,500
                                                                   ------------

             Louisiana (0.8%):
     980,000 Housing Finance Agency, Single Family Mortgage
             Revenue, (AMT), 6.40%, 12/1/30, Callable 6/1/09 @
             101, (LOC: GNMA/FNMA)..............................      1,033,900
                                                                   ------------

             Michigan (8.3%):
     300,000 Delta County Economic Development Corp., Mead
             Escanaba Paper Co., Series D, 5.00%*, 1/2/01, (LOC:
             Credit Suisse).....................................        300,000
     650,000 Frankenmuth School District, 5.75%, 5/1/20,
             Callable 5/1/10 @ 100, (Insured by FGIC)...........        685,750
   1,000,000 Genesee School District, 6.00%, 5/1/29, (Insured by
             FSA)...............................................      1,078,750
   2,265,000 Grand Ledge Public Schools District, GO, 5.35%,
             5/1/10 (Insured by MBIA)...........................      2,426,381
   1,405,000 Grand Valley State University Revenue, 5.75%,
             12/1/14, Callable 12/1/10 @ 100, (Insured by
             FGIC)..............................................      1,522,669
     930,000 Kent County Airport Facility, Kent County
             International Airport, (AMT), 5.50%, 1/1/07,
             Prerefunded 1/1/05 @ 102...........................        984,638
   1,000,000 Michigan State, South Central Power Agency, Power
             Supply System Revenue, 5.80%, 11/1/05, (Insured by
             MBIA)..............................................      1,066,250
   2,000,000 Rochester Community School District, 5.63%, 5/1/17,
             Callable 5/1/10 @ 100, (Insured by FGIC)...........      2,102,500
   1,000,000 State, Strategic Fund, Hope Network Project, Series
             B, 5.13%, 9/1/13, Callable 9/1/08 @ 102, (LOC:
             First of America)..................................        990,000
                                                                   ------------
                                                                     11,156,938
                                                                   ------------
             Minnesota (2.5%):
   1,000,000 Becker Independent School District No. 726, 6.00%,
             2/1/21, Callable 2/1/10 @100, (Insured by FSA).....      1,080,000
   2,150,000 Rochester Independent School District No. 535,
             5.88%, 2/1/20, Callable 2/1/10 @ 100...............      2,303,188
                                                                   ------------
                                                                      3,383,188
                                                                   ------------

  Principal
   Amount                    Security Description                  Market Value
  ---------                  --------------------                  ------------

 MUNICIPAL BONDS (continued):
             Mississippi (0.2%):
 $   210,000 Home Corp. Single Family Mortgage, Class 4, Series
             A, 4.80%, 6/1/19, Callable 6/1/09 @ 102............   $    206,325
                                                                   ------------

             Missouri (4.2%):
      50,000 Boone County School District R-6, 5.85%, 3/1/15,
             Callable 3/1/10 @ 100, (LOC: State Aid Direct
             Deposit)...........................................         53,188
   2,400,000 Greene County School District, 6.20%, 3/1/18,
             Callable 3/1/10 @ 100..............................      2,720,999
   2,050,000 Lawson School District No. 14, 6.20%, 3/1/20,
             Callable 3/1/10 @ 100..............................      2,313,937
     335,000 State, Health & Education Facilities, 6.50%,
             2/15/21, Prerefunded 2/15/06 @ 102.................        375,200
     165,000 State, Health & Education Facilities, Lake of
             Ozarks General Hospital, 6.50%, 2/15/21, Callable
             2/15/06 @ 102......................................        161,906
                                                                   ------------
                                                                      5,625,230
                                                                   ------------

             Nebraska (2.0%):
   1,365,000 Nebraska, Series A UTGO, 6.50%, 12/1/13............      1,610,700
   1,075,000 Omaha Public Power District, 5.10%, 2/1/08.........      1,120,688
                                                                   ------------
                                                                      2,731,388
                                                                   ------------

             Nevada (3.2%):
   1,805,000 Clark County School District, GO, 5.75%, 6/15/10,
             Prerefunded 6/15/06 @ 101, (Insured by FGIC).......      1,951,656
   2,000,000 State, Municipal Bond Bank, Series A, GO, 8.00%,
             11/1/05............................................      2,317,500
                                                                   ------------
                                                                      4,269,156
                                                                   ------------

             New Jersey (2.4%):
   1,500,000 Economic Development Authority, Market Transition
             Facility Revenue, Senior Lien, 7.00%, 7/1/04,
             (Insured by MBIA)..................................      1,635,000
   1,500,000 State, Transportation Trust Fund Authority,
             Transportation System, Series A, 6.00%, 12/15/06,
             (Insured by MBIA)..................................      1,636,875
                                                                   ------------
                                                                      3,271,875
                                                                   ------------
             New York (4.4%):
   2,200,000 New York City Transitional Financial Authority,
             5.75%, 11/15/16, Callable 5/15/10 @ 101............      2,387,000
     800,000 New York City, Municipal Water & Sewer Revenue,
             5.50%, 6/15/24, Callable 6/15/06 @ 101.............        813,000
   1,600,000 State, Dormatory Authority, 5.13%, 5/15/21,
             Callable 5/15/08 @ 101, (Insured by MBIA)..........      1,598,000
   1,000,000 State, Thruway Authority, Series 1997 B, 6.00%,
             4/1/07.............................................      1,085,000
                                                                   ------------
                                                                      5,883,000
                                                                   ------------


                                   Continued

                                  Tax-Free Income Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  December 31, 2000


  Principal
   Amount                    Security Description                  Market Value
  ---------                  --------------------                  ------------

 MUNICIPAL BONDS (continued):
             Ohio (2.0%):
 $ 1,000,000 Hamilton County Sales Tax, Series B, 5.75%,
             12/1/17, Callable 12/1/10 @ 100, (Insured by
             AMBAC).............................................   $  1,073,750
   1,445,000 Summit County, 6.00%, 12/1/21, Callable 12/1/10 @
             101, (Insured by FGIC).............................      1,571,438
                                                                   ------------
                                                                      2,645,188
                                                                   ------------

             Oklahoma (1.6%):
   1,000,000 Tulsa Industrial Authority, University of Tulsa,
             Series A, 6.00%, 10/1/16, (Insured by MBIA)........      1,128,750
   1,000,000 Tulsa International Airport, (AMT), 5.50%, 6/1/10,
             (Insured by FGIC)..................................      1,078,750
                                                                   ------------
                                                                      2,207,500
                                                                   ------------

             Oregon (1.5%):
   2,000,000 State Bond Bank Economic Development, 5.50%,
             1/1/18, Callable 1/1/08 @ 102, (Insured by MBIA)...      2,080,000
                                                                   ------------

             Pennsylvania (1.6%):
   2,000,000 State, 6.00%, 1/15/19, Callable 1/15/10 @ 101,
             UTGO...............................................      2,172,499
                                                                   ------------

             Rhode Island (0.8%):
   1,000,000 Convention Center Authority, Series B, 5.00%,
             5/15/09, (Insured by MBIA).........................      1,040,000
                                                                   ------------

             Tennessee (1.0%):
   1,225,000 Housing Development Agency, Mortgage Finance,
             Series C, (AMT), 5.95%, 7/1/09, Callable 7/1/05 @
             102, (Insured by MBIA).............................      1,301,563
                                                                   ------------

             Texas (8.9%):
   1,000,000 Brownsville Utility System, 6.25%, 9/1/11, (Insured
             by AMBAC)..........................................      1,137,500
   3,000,000 Dallas Fort Worth International Airport, 6.00%,
             11/1/28, Callable 11/1/09 @ 100, (Insured by
             FGIC)..............................................      3,161,250
   1,080,000 Denton Independent School District, 5.50%, 8/15/13,
             PSF-GTD............................................      1,155,600
   1,000,000 Harris County, Certificates of Obligation, 6.00%,
             12/15/11...........................................      1,121,250
   2,135,000 Plano Independent School District, GO, 5.13%,
             2/15/14, Callable 8/15/10 @ 100, (Insured by PSF-
             GTD)...............................................      2,183,038
   2,000,000 Texas City Industrial Development Corp., Marine
             Terminal Revenue, Arco Pipeline Co. Project, 7.38%,
             10/1/20............................................      2,445,000
     815,000 Travis County, GO, 5.75%, 3/1/17, Callable 3/1/10 @
             100................................................        864,919
                                                                   ------------
                                                                     12,068,557
                                                                   ------------

  Shares or
  Principal
   Amount                    Security Description                  Market Value
  ---------                  --------------------                  ------------

 MUNICIPAL BONDS (continued):
             Utah (0.8%):
 $ 1,000,000 St. George, Parks & Recreational Facilities, GO,
             5.38%, 8/1/21, Callable 8/1/07 @ 101, (Insured by
             FGIC)..............................................   $  1,013,750
                                                                   ------------

             Washington (2.7%):
   1,000,000 Douglas County Public Utility District No. 001,
             Electric Distribution System, 5.90%, 1/1/11,
             Callable 1/1/05 @ 102, (Insured by MBIA)...........      1,068,750

   2,500,000 Port Seattle Limited Tax, GO, (AMT), 5.35%,
             5/1/04.............................................      2,574,999
                                                                   ------------
                                                                      3,643,749
                                                                   ------------

             Wyoming (0.6%):
     775,000 Green River-Sweetwater County, Board Revenue,
             Series B, 4.50%, 3/1/14, Callable 3/1/05 @ 100,
             (Insured by FSA)...................................        773,675
                                                                   ------------
             Total Municipal Bonds..............................    131,685,506
                                                                   ------------

 INVESTMENT COMPANIES (0.5%):
     117,028 Dreyfus Tax Exempt Money Market Fund...............        117,028
     536,944 Federated Tax Exempt Money Market Fund.............        536,944
                                                                   ------------
             Total Investment Companies.........................        653,972
                                                                   ------------
 Total Investments (Cost $124,098,605) (a) -- 98.3%..............   132,339,478
 Other assets in excess of liabilities -- 1.7%...................     2,323,377
                                                                   ------------
 Net Assets -- 100.0%............................................  $134,662,855
                                                                   ============

-------
(a) Represents cost for financial reporting and Federal income tax purposes and differs from market value by net unrealized appreciation of securities as follows:

   Unrealized appreciation.......................................... $8,286,687
   Unrealized depreciation..........................................   (45,814)
                                                                     ----------
   Net unrealized appreciation...................................... $8,240,873
                                                                     ==========

* Variable rate security. Rate presented represents rate in effect at December 31, 2000. Maturity date reflects next rate change date.
AMBAC -- AMBAC Indemnity Corp.
AMT -- Alternative Minimum Tax Paper
ETM -- Escrowed to Maturity
FGIC -- Financial Guaranty Insurance Corp.
FNMA -- Federal National Mortgage Association
FSA -- Financial Security Assurance
GNMA -- Government National Mortgage Association
GO -- General Obligation
LOC -- Letter of Credit
MBIA -- Municipal Bond Insurance Association
PSF-GTD -- Permanent School Fund Guarantee
UTGO -- Unlimited Tax General Obligation

                       See Notes to Financial Statements.

                                  Intermediate Tax-Free Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  December 31, 2000

[LOGO OF KENT FUNDS]

  Principal
   Amount                    Security Description                  Market Value
  ---------                  --------------------                  ------------

 MUNICIPAL BONDS (98.3%):
 Alaska (0.4%):
 $ 1,000,000 Anchorage Electric Utility, Revenue Bond, Senior
             Lien, 5.50%, 12/1/03, Callable 6/1/03 @ 102
             (Insured by MBIA)..................................   $  1,033,750
                                                                   ------------

 Arizona (5.3%):
   1,790,000 Glendale Water and Sewer Revenue, 5.00%, 7/1/06,
             (Insured by FGIC)..................................      1,854,888
   2,040,000 Glendale Water and Sewer Revenue, 5.00%, 7/1/07,
             (Insured by FGIC)..................................      2,119,050
     855,000 Maricopa County School District No. 79, Litchfield
             Elementary, GO, 5.00%, 7/1/08, (Insured By FSA)....        890,269
   1,050,000 Pima County University School District, 5.75%,
             7/1/12, Callable 7/1/09 @ 100, (Insured by FGIC)...      1,137,938
   5,000,000 Salt River Project Agricultural Improvement & Power
             District Electric System, Series A, 5.63%, 1/1/06..      5,306,249
   2,000,000 Tucson Street and Highway User Revenue, 5.50%,
             7/1/09, Callable 7/1/03 @ 102......................      2,385,000
                                                                   ------------
                                                                     13,693,394
                                                                   ------------

 California (2.9%):
   3,000,000 Orange County, Series A, 6.00%, 6/1/10 (Insured by
             MBIA)..............................................      3,408,750
   3,400,000 State, GO, 6.60%, 2/1/10...........................      4,003,500
                                                                   ------------
                                                                      7,412,250
                                                                   ------------

 Colorado (3.6%):
   2,000,000 Denver City and County Airport Facilities, (AMT),
             5.00%, 1/1/04 (Insured by MBIA)....................      2,045,000
   2,000,000 Denver City and County Airport Revenue, 7.75%,
             11/15/21, Callable 11/15/01 @ 102..................      2,086,700
   1,150,000 El Paso County School District No. 38, GO, 6.38%,
             12/1/16, Callable 12/1/10 @ 100, (Insured by State
             Aid Withholding)...................................      1,295,188
   1,005,000 El Paso County School District No. 38, GO, 6.38%,
             12/1/18, Callable 12/1/10 @ 100, (Insured by State
             Aid Withholding)...................................      1,120,575
     110,000 Garfield County School District No. 16, GO, 4.60%,
             12/1/09, (Insured by MBIA).........................        111,513
     385,000 Housing Finance Authority, 4.50%, 11/1/05..........        378,263
     500,000 Housing Finance Authority, 5.40%, 10/1/06..........        504,375
     900,000 Housing Finance Authority, 5.10%, 10/1/06..........        906,750
     800,000 Housing Finance Authority, Single Family Series 3,
             4.70%, 10/1/22, Callable 10/1/09 @ 102.............        798,000
                                                                   ------------
                                                                      9,246,364
                                                                   ------------
 District of Columbia (1.8%):
   4,475,000 Metropolitan Airports, 5.50%, 10/1/05..............      4,681,969
                                                                   ------------

  Principal
   Amount                    Security Description                  Market Value
  ---------                  --------------------                  ------------

 MUNICIPAL BONDS (continued):
 Florida (2.9%):
 $ 1,000,000 Hillsborough County Development Authority Revenue,
             6.38%, 12/1/12, Prerefunded 12/1/03 @ 100, (Insured
             by MBIA)...........................................   $  1,062,500
     750,000 Jacksonville Electric Authority Revenue, Electric
             Systems, Series 3-E, 5.00%, 10/1/13, Callable
             10/1/05 @ 100......................................        757,500
   2,000,000 Lakeland Electric & Water Revenue, 5.90%, 10/1/07..      2,190,000
   1,575,000 Miami-Dade County Aviation Revenue, 5.40%, 10/1/11,
             (AMT), Callable 10/1/10 @ 101 (Insured by FGIC)....      1,669,500
   1,750,000 Miami-Dade County Aviation Revenue, 5.45%, 10/1/12,
             (AMT), Callable 10/1/10 @ 101 (Insured by FGIC)....      1,850,625
                                                                   ------------
                                                                      7,530,125
                                                                   ------------

 Georgia (1.7%):
   2,670,000 Atlanta Airport Facilities Revenue, (AMT),
             Series B, 5.50%, 1/1/03 (Insured by AMBAC).........      2,730,075
   1,500,000 State, Series B, GO, 5.95%, 3/1/08.................      1,651,875
                                                                   ------------
                                                                      4,381,950
                                                                   ------------

 Hawaii (0.7%):
     855,000 Honolulu City & County, 5.60%, 1/1/05..............        896,681
     170,000 Honolulu City & County, ETM, 5.60%, 1/1/05.........        178,713
     765,000 State Highway Revenue, 5.50%, 7/1/10, (Insured by
             FSA)...............................................        825,244
                                                                   ------------
                                                                      1,900,638
                                                                   ------------

 Idaho (1.4%):
   1,500,000 Ada & Canyon Counties, Joint School District No. 2
             Meridan, GO, 5.50%, 7/30/13........................      1,608,750
   1,915,000 Ada & Canyon Counties, Joint School District No. 2,
             Meridan, GO, 5.50%, 7/30/14........................      2,049,050
                                                                   ------------
                                                                      3,657,800
                                                                   ------------

 Illinois (6.5%):
   3,000,000 Chicago Metropolitan Water Reclamation District,
             Capital Improvement, GO, 5.50%, 12/1/10............      3,228,750
   1,000,000 Chicago Metropolitan Water Reclamation District,
             Working Cash Fund, 5.90%, 12/1/04..................      1,058,750
     305,000 Chicago, GO, 6.00%, 1/1/09, Callable 1/1/08 @ 102
             (Insured by FGIC)..................................        336,644
   1,300,000 Development Finance Authority Revenue,
             6.38%, 1/1/15, (Insured by FSA)....................      1,480,375
   4,000,000 Development Finance Authority, Pollution Control
             Revenue, Commonwealth Edison, 5.30%, 1/15/04
             (Insured by MBIA)..................................      4,125,000

                                   Continued

                                  Intermediate Tax-Free Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS (continued) December 31, 2000

  Principal
   Amount                    Security Description                  Market Value
  ---------                  --------------------                  ------------

 MUNICIPAL BONDS (continued):
 Illinois (continued):
 $ 1,470,000 Development Financial Authority Revenue, 6.38%,
             1/1/16, Callable 1/1/11 @100, (Insured by FSA).....   $  1,668,450
   3,135,000 Northwest Suburban Municipal Joint Action, Water
             Agency, Water Supply System, Series A, 5.25%,
             5/1/04 (Insured by MBIA)...........................      3,236,888
   1,530,000 Regional Transportation Authority, 6.00%, 6/1/14,
             (Insured by FGIC)..................................      1,715,513
                                                                   ------------
                                                                     16,850,370
                                                                   ------------

 Indiana (2.4%):
     550,000 Greenwood School Building Corp., 4.75%, 7/15/07....        562,375
   2,000,000 Municipal Power Supply Agency, System Revenue,
             Series B, 5.88%, 1/1/10 (Insured by MBIA)..........      2,220,000
   3,000,000 Municipal Power Supply Agency, System Revenue,
             Series B, 6.00%, 1/1/13, (Insured by MBIA).........      3,360,000
                                                                   ------------
                                                                      6,142,375
                                                                   ------------

 Iowa (0.8%):
   2,000,000 Chillicothe Pollution Control Revenue Bond, 4.25%,
             11/1/23, Mandatory Put 11/1/03 @ 100...............      1,960,000
                                                                   ------------

 Kansas (0.4%):
   1,000,000 Butler & Sedgwick Counties School District No. 385,
             GO, 5.70%, 9/1/13, (Insured by FSA)................      1,098,750
                                                                   ------------

 Louisiana (1.6%):
   4,000,000 State, Series A, GO, 5.30%, 8/1/04 (Insured by
             MBIA)..............................................      4,140,000
                                                                   ------------

 Maryland (0.5%):
   1,125,000 Baltimore County GO, 6.00%, 6/1/05.................      1,207,969
      50,000 State, Refunding Bond, GO, 4.20%, 8/1/01...........         50,086
                                                                   ------------
                                                                      1,258,055
                                                                   ------------

 Massachusetts (0.9%):
   2,150,000 State, Port Authority Revenue, (AMT), Series B,
             5.00%, 7/1/07 (Insured by FSA).....................      2,214,500
                                                                   ------------

 Michigan (19.3%):
   2,215,000 Battle Creek Downtown Development Authority, 6.00%,
             5/1/07 (Insured by MBIA)...........................      2,419,888
   4,000,000 Battle Creek Downtown Development Authority, 7.30%,
             5/1/10, Prerefunded 5/1/04 @ 102...................      4,450,000
     300,000 Cadillac Public Schools, GO, 7.25%, 5/1/05 (Insured
             by FGIC)...........................................        334,875

  Principal
   Amount                    Security Description                  Market Value
  ---------                  --------------------                  ------------

 MUNICIPAL BONDS (continued):
 Michigan (continued):
 $ 1,195,000 Detroit, 5.50%, 4/1/08, UTGO, (LOC: FSA)...........   $  1,265,206
   1,525,000 Detroit GO, 4.10%, 4/1/03..........................      1,504,031
   6,000,000 Detroit Water Supply System, Permanent Linked
             Bonds, 5.25%, 7/1/13, Callable 7/1/04 @ 102
             (Insured by FGIC)..................................      6,172,499
   2,785,000 Forest Hills Public Schools, GO, 5.25%, 5/1/09.....      2,941,656
     565,000 Grand Rapids & Kent County Joint Building
             Authority, GO, 5.50%, 10/1/08......................        605,256
   1,000,000 Grand Rapids Water Supply, 5.00%, 1/1/08, (Insured
             by FGIC)...........................................      1,036,250
   1,700,000 Greater Detroit Resource Recovery Authority, Series
             A, 5.50%, 12/13/04 (Insured by AMBAC)..............      1,776,500
     250,000 Higher Education Facilities Authority, 4.50%,
             10/1/07............................................        243,750
     590,000 Higher Education Facilities Authority, 4.80%,
             10/1/10, Callable 10/1/09 @ 100....................        576,725
   1,000,000 Higher Education Facilities Authority, 5.35%,
             5/1/15, Callable 5/1/08 @ 101 (LOC: First of
             America)...........................................        985,000
     200,000 Higher Education Facilities Authority, Hope College
             Project, 4.70%, 10/1/09............................        196,750
     590,000 Higher Education Facilities Authority, Kalamazoo
             College Project, 5.25%, 12/1/05....................        612,863
     725,000 Higher Education Facilities Authority, Kalamazoo
             College Project, 5.25%, 12/1/06....................        756,719
     765,000 Higher Education Facilities Authority, Kalamazoo
             College Project, 5.25%, 12/1/07....................        801,338
   4,225,000 Higher Education Student Loan Authority Revenue,
             5.20%, 9/1/08, (Insured by AMBAC)..................      4,314,780
   3,885,000 Higher Education Student Loan Authority, (AMT),
             5.05%, 9/1/08 (Insured by AMBAC)...................      3,914,138
   2,000,000 Kalamazoo Hospital Finance Authority, Refunding &
             Improvement, Bronson Methodist Hospital, 5.35%,
             5/15/06 (Insured by MBIA)..........................      2,085,000
     340,000 Muskegon Heights Water System, 5.25%, 11/1/09,
             (Insured by MBIA)..................................        360,400
   2,000,000 Northville Public Schools, Series A, GO, 7.00%,
             5/1/08, Callable 5/1/01 @ 102, (Insured by Q-
             SBLF)..............................................      2,057,820
   1,450,000 State Hospital Finance Authority, St. John Hospital
             & Medical Center, 5.00%, 5/15/06 (Insured by
             AMBAC).............................................      1,504,375
     700,000 State, Strategic Fund, Glastender, Inc. Project,
             5.20%*, 1/3/01, (LOC: Bank One)....................        700,000
   1,000,000 State, Strategic Fund, Hope Network Project, Series
             B, 4.80%, 9/1/08, (LOC: First of America)..........        993,750

                                   Continued

                                  Intermediate Tax-Free Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS (continued) December 31, 2000

[LOGO OF KENT FUNDS]

  Principal
   Amount                    Security Description                  Market Value
  ---------                  --------------------                  ------------

 MUNICIPAL BONDS (continued):
 Michigan (continued):
 $ 1,580,000 State, Strategic Fund, Limited Obligation Revenue,
             Environmental Research Project, 4.75%, 10/1/15,
             Callable 10/1/03 @ 100, (LOC: Comerica)............   $  1,580,000
   2,300,000 State, Strategic Fund, Limited Obligation Revenue,
             Ford Motor Co. Project, Series A, 7.10%, 2/1/06....      2,561,625
   3,500,000 State, Underground Storage Tank Financial Assurance
             Authority, Series I, 6.00%, 5/1/05 (Insured by
             AMBAC).............................................      3,736,250
                                                                   ------------
                                                                     50,487,444
                                                                   ------------

 Minnesota (1.2%):
   3,020,000 Minneapolis, GO, Series B, 4.75%, 12/1/09..........      3,110,600
                                                                   ------------

 Mississippi (1.7%):
   2,000,000 State, GO, 5.75%, 12/1/12..........................      2,202,500
   2,000,000 State, GO, 5.75%, 12/1/13..........................      2,202,500
                                                                   ------------
                                                                      4,405,000
                                                                   ------------

 Missouri (1.5%):
   2,000,000 Clay County Public School District, GO,
             6.25%, 3/1/17, Callable 3/1/10 @ 100, (Insured by
             FSA State Aid Direct Deposit)......................      2,212,500
     650,000 St. Joseph School District, GO, 6.50%, 3/1/13,
             (Insured by FSA State Aid Direct Deposit)..........        760,500
     750,000 St. Joseph School District, GO, 6.50%, 3/1/14,
             (Insured by FSA State Aid Direct Deposit)..........        879,375
                                                                   ------------
                                                                      3,852,375
                                                                   ------------

 Nebraska (0.4%):
   1,000,000 Omaha, Series A, GO, 5.00%, 12/1/09................      1,047,500
                                                                   ------------

 Nevada (1.5%):
   3,700,000 Clark County School District, Series B, GO, 5.50%,
             6/15/08, (Insured by FGIC).........................      3,958,999
                                                                   ------------

 New Jersey (5.0%):
   6,000,000 Economic Development Authority, Market Transition
             Facility Revenue, Senior Lien, 7.00%, 7/1/04,
             (Insured by MBIA)..................................      6,539,999
   2,500,000 Ocean County Utilities Authority, Wastewater
             Revenue, Refunding, GO, 6.00%, 1/1/07..............      2,721,875
   1,000,000 State, Transportation Corp., Federal Transportation
             Administration Grants, Series B, 4.80%, 9/15/10,
             (Insured By AMBAC).................................      1,025,000
   2,500,000 State, Turnpike Authority Revenue, 6.00%, 1/1/13,
             (Insured by MBIA)..................................      2,809,374
                                                                   ------------
                                                                     13,096,248
                                                                   ------------

  Principal
   Amount                    Security Description                  Market Value
  ---------                  --------------------                  ------------

 MUNICIPAL BONDS (continued):
 New York (2.3%):
 $ 1,030,000 Metropolitan Transportation Authority, Series M,
             5.50%, 7/1/08 (Insured by FGIC)....................   $  1,108,538
   1,660,000 State, Urban Development Corp., Refunding, Syracuse
             University Center, 5.50%, 1/1/15...................      1,763,750
   3,000,000 Triborough Bridge & Tunnel Authority, General
             Purpose, Series Y, 5.50%, 1/1/17...................      3,225,000
                                                                   ------------
                                                                      6,097,288
                                                                   ------------

 North Carolina (0.8%):
   2,000,000 Municipal Power Agency No. 1, Catawba Electric
             Revenue, 5.90%, 1/1/03.............................      2,040,000
                                                                   ------------

 Ohio (6.9%):
     500,000 Cleveland Airport System Revenue, Series A, 5.50%,
             1/1/04, (Insured by FSA)...........................        516,250
   3,465,000 Cuyahoga County Capital Improvement, GO, 5.00%,
             12/1/07............................................      3,607,931
   2,710,000 Cuyahoga County Capital Improvement, GO, 5.00%,
             12/1/08............................................      2,828,563
   1,000,000 Dublin, Series A, GO, 6.00%, 12/1/15,
             Callable 12/1/10 @ 100.............................      1,095,000
   2,755,000 Housing Financial Agency Management Revenue, 5.35%,
             9/1/05, (AMT), (Insured by GNMA)...................      2,841,094
   5,000,000 State, Turnpike Commission, Series A, 5.50%,
             2/15/16, (Insured by FGIC).........................      5,374,999
   1,060,000 Summit County, GO, 5.75%, 12/1/07, (Insured by
             FGIC)..............................................      1,152,750
     400,000 Summit County, GO, 6.00%, 12/1/09, (Insured by
             FGIC)..............................................        448,500
                                                                   ------------
                                                                     17,865,087
                                                                   ------------

 Oklahoma (2.0%):
   4,500,000 Tulsa Industrial Authority, University of Tulsa,
             Series A, 6.00%, 10/1/16, (Insured by MBIA)........      5,079,374
                                                                   ------------

 Oregon (4.9%):
   1,030,000 Jackson County School District No. 009, Eagle
             Point, GO, 5.00%, 6/15/08, (Insured by School Board
             Guaranty)..........................................      1,068,625
   1,060,000 Jackson County School District No. 009, Eagle
             Point, GO, 5.00%, 6/15/09, (Insured by School Board
             Guaranty)..........................................      1,099,750
   1,370,000 Jackson County School District No. 009, Eagle
             Point, GO, 5.00%, 6/15/11, (Insured by School Board
             Guaranty)..........................................      1,416,238
   1,545,000 Jackson County School District No. 009,
             Eagle Point, GO, 5.00%, 6/15/12,
             Callable 6/15/11 @ 100, (Insured by School Board
             Guaranty)..........................................      1,583,625
   1,915,000 Multnomah County School District No. 007, Reynolds,
             GO, 5.00%, 6/15/10, (Insured by School Board
             Guaranty)..........................................      1,986,813

                                   Continued

                                  Intermediate Tax-Free Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS (continued) December 31, 2000

  Principal
   Amount                    Security Description                  Market Value
  ---------                  --------------------                  ------------

 MUNICIPAL BONDS (continued):
             Oregon (continued):
 $ 1,000,000 Multnomah County School District No. 007, Reynolds,
             GO, 5.00%, 6/15/11, (Insured by School Board
             Guaranty)..........................................   $  1,033,750
   1,045,000 State, Department Transportation Highway Usertax
             Revenue, 5.00%, 11/15/05...........................      1,078,963
   1,170,000 State, Department Transportation Highway Usertax
             Revenue, 5.00%, 11/15/06...........................      1,213,875
   2,000,000 Washington County Sewer Agency, Series A, 5.75%,
             10/1/12, (Insured by FGIC).........................      2,215,000
                                                                   ------------
                                                                     12,696,639
                                                                   ------------

             Pennsylvania (2.5%):
   2,000,000 Allegheny County Airport Revenue, (AMT), 5.00%,
             1/1/02 (Insured by MBIA)...........................      2,017,500
   4,190,000 Chartiers Valley Joint School, ETM, 6.15%, 3/1/07..      4,504,250
                                                                   ------------
                                                                      6,521,750
                                                                   ------------

             Rhode Island (0.4%):
   1,000,000 State Depositors Economic Protection Corp., Series
             B, Special Obligation, 5.20%, 8/1/03 (Insured by
             MBIA)..............................................      1,025,000
                                                                   ------------

             South Carolina (0.4%):
     890,000 Anderson County School District No. 2, GO, 6.00%,
             3/1/13, Callable 3/1/10 @ 100, (Insured by SCSDE)..        990,125
                                                                   ------------

             Tennessee (0.2%):
     600,000 Shelby County Health & Education, St. Jude's
             Children's Research, 4.65%, 7/1/04.................        598,500
                                                                   ------------

             Texas (6.8%):
     400,000 Brownsville Independent School District, GO, 7.25%,
             8/15/04............................................        440,500
   2,245,000 Dallas Independent School District, GO, 5.40%,
             8/15/03, (Insured by PSF-GTD)......................      2,312,350
   1,500,000 Houston Water & Sewer System Revenue, Junior Lien,
             Series C, 5.75%, 12/1/03 (Insured by MBIA).........      1,561,875
   4,555,000 Plano Independent School District, GO, 5.00%,
             2/15/08, (Insured by PSF-GTD)......................      4,725,812
   1,050,000 Round Rock Independent School District, GO, 5.25%,
             2/15/05, (Insured by PSF-GTD)......................      1,089,375
      95,000 San Antonio Water Revenue, 6.30%, 5/15/04, Callable
             5/15/02 @ 102, (Insured By FGIC)...................        101,294
   5,595,000 State, Public Finance Authority, Series A, GO,
             6.50%, 10/1/04.....................................      6,028,612
     620,000 State, Public Financial Authority Building Revenue,
             State Preservation Project, Series B, 6.00%,
             8/1/16, Callable 8/1/09 @ 100, (Insured by FSA)....        673,475
   1,015,000 University of Texas, University Revenue, Series A,
             6.60%, 8/15/02, Callable 8/15/01 @ 102.............      1,050,221
                                                                   ------------
                                                                     17,983,514
                                                                   ------------

  Shares or
  Principal
   Amount                    Security Description                  Market Value
  ---------                  --------------------                  ------------

 MUNICIPAL BONDS (continued):
             Washington (5.7%):
 $ 1,010,000 Port Tacoma, (AMT), 4.90%, 12/1/07, (Insured by
             AMBAC).............................................   $  1,027,675
   1,915,000 State GO, Series S-4, 5.75%, 1/1/12, Callable
             1/1/10 @ 100.......................................      2,068,200
   1,000,000 State, Motor Vehicle Fuel Tax, R-92D, GO, 6.25%,
             9/1/07.............................................      1,107,500
   6,500,000 State, Series A, GO, 5.50%, 9/1/05, Callable 9/1/04
             @ 100..............................................      6,768,124
     850,000 State, Series III-H, Motor Vehicle Fuel Tax, 5.75%,
             9/1/12.............................................        929,688
   1,125,000 Tacoma Electric Systems Revenue, 6.00%, 1/1/06,
             (Insured by AMBAC).................................      1,207,969
   1,570,000 Tacoma Electric Systems Revenue, Pre-Refunded,
             6.00%, 1/1/06, (Insured by AMBAC)..................      1,693,638
                                                                   ------------
                                                                     14,802,794
                                                                   ------------
             Wisconsin (1.0%):
   2,500,000 Milwaukee County Revenue, Series B, 4.35%, 6/1/29,
             Mandatory put 12/1/04 @ 100, (LOC: First National
             Bank)..............................................      2,500,000
                                                                   ------------
             Total Municipal Bonds..............................    255,360,527
                                                                   ------------
 INVESTMENT COMPANIES (0.2%):
       8,141 Dreyfus Tax Exempt Money Market Fund...............          8,141
     554,050 Federated Tax Exempt Money Market Fund.............        554,050
                                                                   ------------
             Total Investment Companies.........................        562,191
                                                                   ------------
 Total Investments (Cost $242,888,479) (a) -- 98.5%..............   255,922,718
 Other assets in excess of liabilities -- 1.5%...................     3,992,214
                                                                   ------------
 Net Assets -- 100.0%............................................  $259,914,932
                                                                   ============

-------
(a) Represents cost for financial reporting and Federal income tax purposes and differs from market value by net unrealized appreciation of securities as follows:

      Unrealized appreciation.....................................  $13,236,823
      Unrealized depreciation.....................................     (202,584)
                                                                    -----------
      Net unrealized appreciation.................................  $13,034,239
                                                                    ===========

* Variable rate security. Rate presented represents rate in effect at December 31, 2000. Maturity date reflects next rate change date.
AMBAC -- AMBAC Indemnity Corp.
AMT -- Alternative Minimum Tax Paper
ETM -- Escrowed to Maturity
FGIC -- Financial Guaranty Insurance Corp.
FSA -- Financial Security Assurance
GO -- General Obligation
GNMA -- Government National Mortgage Association
LOC -- Letter of Credit
MBIA -- Municipal Bond Insurance Association
PSF-GTD -- Permanent School Fund Guarantee
SCSDE -- South Carolina School District Enhancement
Q-SBLF -- Qualified School Bond Loan Fund
UTGO -- Unlimited Tax General Obligation

                       See Notes to Financial Statements.

                                  Michigan Municipal Bond Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  December 31, 2000

[LOGO OF KENT FUNDS]

 Principal
   Amount                   Security Description                   Market Value
 ---------                  --------------------                   ------------

 MUNICIPAL BONDS (98.7%):
            Michigan (98.7%):
 $  775,000 Allegan Sanitary Sewer System, (AMT), 5.45%,
            11/1/02.............................................   $    782,750
  2,000,000 Battle Creek Downtown Development Authority, 7.30%,
            5/1/10, Prerefunded 5/1/04 @ 102....................      2,225,000
  2,000,000 Battle Creek Downtown Development Authority, 7.60%,
            5/1/16, Prerefunded 5/1/04 @ 102....................      2,242,500
  2,000,000 Battle Creek Downtown Development Authority, Tax
            Increment Revenue, 6.90%, 5/1/04....................      2,125,000
  1,300,000 Berkley School District, GO, 7.00%, 1/1/07, (Insured
            by FGIC)............................................      1,480,375
    635,000 Bishop International Airport Authority, (AMT),
            4.88%, 12/1/01, (Insured by ACA)....................        636,289
  1,000,000 Brighton Area School District, GO, 4.30%, 5/1/07,
            (Insured by FSA)....................................        998,750
  1,700,000 Clintondale Community School District GO, 4.65%,
            5/1/03, Q-SBLF......................................      1,717,000
    100,000 Dearborn Heights Tax Increment, 4.25%, 10/1/05,
            (Insured by FSA)....................................        100,125
    965,000 Dearborn Sewage Disposal System, 6.90%, 4/1/02
            (Insured by MBIA)...................................        997,569
    700,000 Delta County Economic Development Corp., Mead
            Escanaba Paper Co., Series D, 5.00%*, 1/2/01, (LOC:
            Credit Suisse)......................................        700,000
    958,863 Department of State Police Lease,
            4.95%, 3/10/02 (b)..................................        954,068
  1,630,000 Detroit City School District, 3.90%, 5/1/03 (Insured
            by MBIA)............................................      1,615,738
  1,000,000 Detroit City School District, 3.90%, 11/1/03
            (Insured by MBIA)...................................        987,500
  2,000,000 Detroit Economic Development, (AMT), 6.60%, 5/1/02,
            Callable 5/1/01 @ 102, (Insured by FSA).............      2,055,480
  1,000,000 Detroit UTGO, Series A, 3.90%, 4/1/02...............        987,500
  1,000,000 Detroit, GO, 5.00%, 4/1/04 (Insured by FGIC)........      1,022,500
    750,000 Detroit, GO, 6.00%, 4/1/06 (Insured by FGIC)........        809,063
  1,570,000 Detroit, Local Development Finance Authority, Tax
            Increment Revenue, Chrysler Corp., 5.25%, 5/1/07....      1,595,513
  1,730,000 Dexter Community School District, GO, 6.25%, 5/1/07
            (Insured by FGIC)...................................      1,915,975
    100,000 East Detroit School District, 4.25%, 5/1/08,
            (Insured by FGIC)...................................         99,375
    445,000 Farmington Hills Economic Development Corp. Revenue,
            Botsford Continuing Care, Series A, 5.10%, 2/15/04
            (Insured by MBIA)...................................        455,013
    470,000 Farmington Hills Economic Development Corp. Revenue,
            Botsford Continuing Care, Series A, 5.20%, 2/15/05
            (Insured by MBIA)...................................        483,513

 Principal
   Amount                    Security Description                   Market Value
 ---------                   --------------------                   ------------

 MUNICIPAL BONDS (continued):
            Michigan (continued):
 $  250,000 Frankenmuth School District, GO, 5.50%, 5/1/04, Q-
            SBLF.................................................   $    259,688
    100,000 Frankenmuth School District, GO, 5.50%, 5/1/05, Q-
            SBLF.................................................        104,750
    125,000 Frankenmuth School District, GO, 5.50%, 5/1/06, Q-
            SBLF.................................................        131,875
    410,000 Frankenmuth School District, GO, 5.50%, 5/1/07, Q-
            SBLF.................................................        435,625
    740,000 Grand Haven Area Public Schools, 5.45%, 5/1/04,
            Prerefunded 5/1/03 @ 102, (Insured by MBIA)..........        774,225
    260,000 Grand Haven Area Public Schools, 5.45%, 5/1/04,
            Callable 5/1/03 @ 102, (Insured by MBIA).............        270,075
    505,000 Grand Rapids & Kent County Joint Building Authority,
            GO, 5.50%, 10/1/06...................................        535,300
    535,000 Grand Rapids & Kent County Joint Building Authority,
            GO, 5.50%, 10/1/07...................................        570,444
    605,000 Grand Rapids & Kent County Joint Building Authority,
            GO, 5.50%, 10/1/09...................................        651,131
    510,000 Grand Rapids Charter Township, Porter Hills Obligated
            Group, 4.10%, 7/1/02.................................        504,900
    205,000 Grand Rapids Charter Township, Porter Hills Obligated
            Group, 4.20%, 7/1/03.................................        203,975
    210,000 Grand Rapids Charter Township, Porter Hills Obligated
            Group, 4.25%, 7/1/04.................................        207,900
    200,000 Grand Rapids Charter Township, Porter Hills Obligated
            Group, 4.35%, 7/1/05.................................        198,000
  1,250,000 Greater Detroit Resource Recovery Authority, Series
            B, 5.00%, 12/13/02 (Insured by AMBAC)................      1,270,313
    750,000 Kalamazoo Hospital Finance Authority Revenue, Bronson
            Methodist Hospital, 5.50%, 5/15/08 (Insured by
            MBIA)................................................        795,000
  1,810,000 Kalamazoo Hospital Finance Authority, Refunding &
            Improvement, Bronson Methodist Hospital, 4.95%,
            5/15/02 (Insured by MBIA)............................      1,828,100
  1,000,000 Kalamazoo Hospital Finance Authority, Refunding &
            Improvement, Bronson Methodist Hospital, 5.25%,
            5/15/05 (Insured by MBIA)............................      1,032,500
  1,295,000 Kenowa Hills Public Schools, GO, 5.50%, 5/1/05, Q-
            SBLF.................................................      1,356,513
    500,000 Kent County Airport Facility, Kent County
            International Airport, (AMT), 5.25%, 1/1/04..........        512,500
    645,000 Kent County Airport Facility, Kent County
            International Airport, (AMT), 4.30%, 1/1/05 (Insured
            by MBIA).............................................        642,581
    505,000 Kent County Airport Facility, Kent County
            International Airport, (AMT), 5.30%, 1/1/05..........        521,413

                                   Continued

                                  Michigan Municipal Bond Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  December 31, 2000

 Principal
   Amount                   Security Description                   Market Value
 ---------                  --------------------                   ------------

 MUNICIPAL BONDS (continued):
            Michigan (continued):
 $1,150,000 Kent Hospital Finance Authority, Butterworth
            Hospital, 4.90%, 1/15/05............................   $  1,157,188
  2,000,000 Lake Orion Community School District, GO, 6.20%,
            5/1/04 (Insured by AMBAC), Q-SBLF...................      2,125,000
  3,000,000 Michigan State, Comprehensive Transportation, Series
            B, 5.63%, 5/15/03, Callable 5/15/02 @ 102...........      3,097,499
    320,000 Michigan State, Higher Education Facilities
            Authority Revenue, Hope College Project, 4.60%,
            10/1/08.............................................        314,000
  1,265,000 Michigan State, Higher Education Facility
            Authority -- Thomas M. Cooley Law School, 4.75%,
            5/1/07, (LOC: National City)........................      1,258,675
  2,525,000 Michigan State, Higher Education Student Loan
            Authority Revenue, (AMT), 5.00%, 3/1/07, (Insured by
            AMBAC)..............................................      2,543,937
  1,855,000 Michigan State, Hospital Finance Authority, Bay
            Medical Center, Series A, 5.38%, 7/1/06 (Insured by
            FSA)................................................      1,936,156
  1,875,000 Michigan State, Hospital Finance Authority, Charity
            Obligated Group, 4.80%, 11/1/17, Prerefunded 11/1/04
            @ 100...............................................      1,905,469
  2,000,000 Michigan State, Hospital Finance Authority, McLaren
            Obligated Group, Series A, 5.75%, 10/15/03..........      2,042,500
    370,000 Michigan State, Hospital Finance Authority, Memorial
            Healthcare Center, Owosso, 4.40%, 11/15/01..........        367,632
  1,000,000 Michigan State, Hospital Finance Authority, St. John
            Hospital & Medical Center, 5.00%, 5/15/05 (Insured
            by AMBAC)...........................................      1,032,500
  1,300,000 Michigan State, Housing Development Authority,
            Rental Housing Revenue, Series A, 5.15%, 4/1/02,
            (Insured by AMBAC)..................................      1,311,375
  1,000,000 Michigan State, Municipal Bond Authority, Pooled
            Projects, Series B, 5.10%, 10/1/04..................      1,030,000
    750,000 Michigan State, Public Power Agency, Belle River
            Project, Series A, 5.70%, 1/1/03....................        770,625
  1,000,000 Michigan State, South Central Power Agency, Power
            Supply System Revenue, 5.80%, 11/1/05, (Insured by
            MBIA)...............................................      1,066,250
    505,000 Michigan State, Strategic Fund, Clark Retirement
            Community Project, 4.50%, 6/1/03....................        492,375
    520,000 Michigan State, Strategic Fund, Clark Retirement
            Community Project, 4.60% 6/1/04.....................        501,150
    610,000 Michigan State, Strategic Fund, Clark Retirement
            Community Project, 4.85%, 6/1/07....................        571,875

 Principal
   Amount                    Security Description                   Market Value
 ---------                   --------------------                   ------------

 MUNICIPAL BONDS (continued):
            Michigan (continued):
 $  615,000 Michigan State, Strategic Fund, Hope Network Project,
            Series B, 4.75%, 9/1/07, (LOC: First of America).....   $    611,925
  2,500,000 Michigan State, Trunk Line, Series A, 5.50%,
            10/1/02..............................................      2,556,249
  3,270,000 Michigan State, Underground Storage, Tank Financial
            Assurance Authority, Series I, 6.00%, 5/1/06 (Insured
            by AMBAC)............................................      3,531,599
  1,000,000 Mount Clemens Community School District, GO, 6.60%,
            5/1/20, Prerefunded 5/1/02 @ 102 (Insured by MBIA)...      1,051,250
    335,000 Muskegon Heights Water System, 5.25%, 11/1/06,
            (Insured by MBIA)....................................        351,331
    355,000 Muskegon Heights Water System, 5.25%, 11/1/07,
            (Insured by MBIA)....................................        373,638
  2,000,000 Oakland County Development Corp., Cranbrook, 6.38%,
            11/1/14, Prerefunded 11/1/04 @ 100...................      2,152,500
  1,305,000 Oakland County Economic Development Corp., Boardwalk
            Shopping Center, 4.38%, 1/1/09, Mandatory Put, 7/1/03
            @ 100, (LOC: Banc One)...............................      1,305,000
  1,000,000 Oakland County Economic Development Corp., Sugartree
            Shopping Center, 4.38%, 1/1/14, Mandatory Put, 7/1/03
            @ 100, (LOC: Banc One)...............................      1,000,000
  1,000,000 Oakland Washtenaw Counties Community College, 6.65%,
            5/1/11, Prerefunded 5/1/02 @ 102.....................      1,051,250
    100,000 Ottawa County Sewage Disposal, 4.30%, 6/1/06.........         99,875
  1,100,000 Oxford Area Community School, GO, 6.00%, 5/1/05,
            (Insured by FGIC) Q-SBLF.............................      1,174,249
    750,000 Reeths-Puffer Schools, GO, 6.25%, 5/1/02 (Insured by
            FGIC), Q-SBLF........................................        770,625
  1,000,000 Rochester Community School District, 4.80%, 5/1/02,
            Q-SBLF...............................................      1,008,749
  1,115,000 South Macomb Michigan Disposal Authority Revenue,
            5.00%, 9/1/08, (Insured By AMBAC)....................      1,158,206
  1,575,000 South Redford School District, GO, 5.25%, 5/1/09,
            Prerefunded 5/1/07 @ 100, (Insured by FGIC) Q-SBLF...      1,659,656
    585,000 State, Higher Education Facilities Authority Revenue,
            Kalamazoo College Project, 5.25%, 12/1/02............        595,238
    570,000 State, Higher Education Facilities Authority Revenue,
            Kalamazoo College Project, 5.25%, 12/1/03............        584,963
    655,000 State, Higher Education Facilities Authority Revenue,
            Kalamazoo College Project, 5.25%, 12/1/04............        676,288
     60,000 State, Hospital Finance Authority Revenue, Sisters of
            Mercy Health, ETM, 4.60%, 8/15/02, (Insured by
            MBIA)................................................         60,450

                                   Continued

                                  Michigan Municipal Bond Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  December 31, 2000

[LOGO OF KENT FUNDS]

 Shares or
 Principal
   Amount                   Security Description                   Market Value
 ---------                  --------------------                   ------------

 MUNICIPAL BONDS (continued):
            Michigan (continued):
 $1,000,000 State, Strategic Fund, Limited Obligation Revenue,
            Environmental Research Project, 4.75%, 10/1/15,
            Callable 10/1/03 @ 100, (LOC: Comerica).............   $  1,000,000
  2,235,000 Walled Lake Consolidated School District, GO, 4.80%,
            5/1/02, Q-SBLF......................................      2,251,762
  1,025,000 Washtenaw Community College, GO, 4.70%, 4/1/03
            (Insured by FGIC)...................................      1,036,531
  1,000,000 Wyandotte Electric Revenue, 6.20%, 10/1/03 (Insured
            by MBIA)............................................      1,052,500
                                                                   ------------
            Total Municipal Bonds...............................     90,431,444
                                                                   ------------

 INVESTMENT COMPANIES (0.2%):
    130,458 Dreyfus Tax Exempt Money Market Fund................        130,458
      8,796 Federated Tax Exempt Money Market Fund..............          8,796
                                                                   ------------
            Total Investment Companies..........................        139,254
                                                                   ------------
 Total Investments (Cost $89,142,072) (a) -- 98.9%...............    90,570,698
 Other assets in excess of liabilities -- 1.1%...................       984,423
                                                                   ------------
 Net Assets -- 100.0%............................................  $ 91,555,121
                                                                   ============

-------
(a) Represents cost for financial reporting and Federal income tax purposes and differs from market value by net unrealized appreciation of securities as follows:

   Unrealized appreciation.......................................... $1,603,243
   Unrealized depreciation..........................................   (174,617)
                                                                     ----------
   Net unrealized appreciation...................................... $1,428,626
                                                                     ==========

(b) Illiquid security, market value of illiquid securities is 1.05% of total market value of securities held in the Fund.
 * Variable rate security. Rate presented represents rate in effect at December 31, 2000. Maturity date reflects next rate change date.
AMBAC -- AMBAC Indemnity Corp.
AMT -- Alternative Minimum Tax Paper
ETM -- Escrowed to Maturity
FGIC -- Financial Guaranty Insurance Corp.
FSA -- Financial Security Assurance
GO -- General Obligation
LOC -- Letter of Credit
MBIA -- Municipal Bond Insurance Association
Q-SBLF -- Qualified-School Bond Loan Fund
UTGO -- Unlimited Tax General Obligation

                       See Notes to Financial Statements.

                                  Money Market Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  December 31, 2000

  Principal                                                          Amortized
   Amount                    Security Description                       Cost
  ---------                  --------------------                    ---------

 COMMERCIAL PAPER (39.7%):
             Automotive (9.9%):
 $ 5,000,000 Daimler Chrysler AG, 6.62%**, 1/24/01...............   $  4,979,172
   5,000,000 Daimler Chrysler AG, 6.72%**, 3/8/01................      4,940,508
   5,000,000 Ford Motor Credit Co., 6.62%**, 1/3/01..............      4,998,170
   5,000,000 Ford Motor Credit Co., 6.61%**, 1/04/01.............      4,997,276
   5,000,000 Ford Motor Credit Co., 6.61%**, 1/12/01.............      4,989,963
   3,588,000 Ford Motor Credit Co., 6.66%**, 1/17/01.............      3,577,475
   5,000,000 Ford Motor Credit Co., 6.15%**, 5/21/01.............      4,883,333
   5,000,000 Ford Motor Credit Co., 5.84%**, 9/20/01.............      4,796,222
   5,000,000 General Motors Acceptance Corp., 6.69%**, 1/11/01...      4,990,944
   5,000,000 General Motors Acceptance Corp., 6.63%**, 1/23/01...      4,980,017
   5,000,000 General Motors Acceptance Corp., 6.73%**, 1/31/01...      4,972,833
   5,000,000 General Motors Acceptance Corp., 6.62%**, 2/8/01....      4,965,589
   5,000,000 General Motors Acceptance Corp., 6.63%**, 2/12/01...      4,962,025
   5,000,000 Toyota Motors Credit Corp., 6.50%**, 2/9/01 (b).....      4,965,225
   5,000,000 Toyota Motors Credit Corp., 6.50%**, 2/15/01 (b)....      4,959,813
                                                                    ------------
                                                                      72,958,565
                                                                    ------------

             Banking (2.7%):
   5,000,000 Barclays U.S. Funding Corp., 6.67%**, 1/4/01........      4,997,238
   5,000,000 Dresdner Bank, 6.80%**, 1/9/01......................      4,992,689
   5,000,000 Dresdner U.S. Bank, 6.71%**, 2/1/01.................      4,971,928
   5,000,000 JP Morgan & Co. Inc., 6.61%**, 2/8/01...............      4,965,694
                                                                    ------------
                                                                      19,927,549
                                                                    ------------

             Beverages -- Soft Drinks (1.4%):
   5,000,000 Coca Cola Co., 6.58%**, 1/30/01.....................      4,973,819
   5,000,000 Coca Cola Co., 6.57%**, 3/6/01......................      4,942,667
                                                                    ------------
                                                                       9,916,486
                                                                    ------------

             Finance (5.4%):
   5,000,000 General Electric Capital Corp., 6.61%**, 1/10/01....      4,991,813
   3,700,000 General Electric Capital Corp., 6.65%**, 1/10/01....      3,693,941
   1,807,000 General Electric Capital Corp.,
             6.71%**, 1/11/01....................................      1,803,647
   5,000,000 General Electric Capital Corp., 6.60%**, 1/18/01....      4,984,653
   4,500,000 General Electric Capital Corp.,
             6.66%**, 1/19/01....................................      4,485,308
   5,400,000 General Electric Capital Corp., 6.65%**, 1/24/01....      5,377,229
   5,000,000 General Electric Capital Corp., 6.61%**, 3/12/01....      4,937,194
   5,000,000 General Electric Capital Corp., 5.91%**, 8/14/01....      4,821,875
   5,000,000 SBC Finance, 6.63%**, 1/18/01 (b)...................      4,984,606
                                                                    ------------
                                                                      40,080,266
                                                                    ------------

  Principal                                                          Amortized
   Amount                    Security Description                       Cost
  ---------                  --------------------                    ---------

 COMMERCIAL PAPER (continued)
             Food -- Canned (1.7%):
 $ 2,295,000 H.J. Heinz Co., 6.65%**, 1/22/01....................   $  2,286,271
   5,000,000 H.J. Heinz Co., 6.64%**, 1/31/01....................      4,972,917
   5,000,000 H.J. Heinz Co., 6.60%**, 2/2/01.....................      4,971,244
                                                                    ------------
                                                                      12,230,432
                                                                    ------------

             Food -- Confectionery (0.7%):
   5,000,000 Nestle Capital Corp., 6.04%**, 9/14/01..............      4,794,489
                                                                    ------------

             Foreign Banking (5.7%):
  10,000,000 Bank of Nova Scotia, 6.69%**, 1/5/01................      9,992,734
  10,000,000 Bank of Nova Scotia, 6.60%**, 2/13/01...............      9,922,421
   2,800,000 Banque National de Paris, 6.73%**, 1/10/01..........      2,795,401
   5,000,000 Societe Generale North, 6.72%**, 1/9/01.............      4,992,733
   5,000,000 Societe Generale North, 6.11%**, 9/17/01............      4,789,922
   2,700,000 UBS Financial Inc., 6.67%**, 1/16/01................      2,692,575
   2,200,000 UBS Financial Inc., 6.65%**, 1/18/01................      2,193,143
   5,000,000 UBS Financial Inc., 6.89%, 8/22/01..................      5,000,743
                                                                    ------------
                                                                      42,379,672
                                                                    ------------

             Industrial Goods & Services (2.7%):
   5,000,000 EI DuPont De Nemours, 6.58%**, 1/10/01..............      4,991,863
   5,000,000 EI DuPont De Nemours, 6.58%**, 1/26/01..............      4,977,500
   5,000,000 EI DuPont De Nemours, 6.60%**, 2/27/01..............      4,949,254
   4,600,000 EI DuPont De Nemours, 6.44%**, 4/12/01..............      4,518,695
                                                                    ------------
                                                                      19,437,312
                                                                    ------------

             Medical -- Drugs (2.7%):
   5,000,000 Merck & Co. Inc., 6.58%**, 1/17/01..................      4,985,510
   5,000,000 Merck & Co. Inc., 6.60%**, 1/19/01..................      4,983,650
   5,000,000 Schering-Plough Corp., 6.39%**, 4/10/01.............      4,914,063
   5,000,000 Schering-Plough Corp., 6.57%**, 4/17/01.............      4,905,631
                                                                    ------------
                                                                      19,788,854
                                                                    ------------

             Multi-Media (4.7%):
   5,000,000 McGraw Hill, 6.62%**, 1/25/01.......................      4,978,334
   5,000,000 McGraw Hill, 6.60%**, 2/21/01.......................      4,954,100
   5,000,000 McGraw Hill, 6.46%**, 3/8/01........................      4,941,700
   5,000,000 McGraw Hill, 6.32%**, 4/17/01.......................      4,908,869
   5,000,000 McGraw Hill, 6.45%**, 6/4/01........................      4,866,319
   4,600,000 McGraw Hill, 6.11%**, 6/8/01........................      4,479,876
   5,000,000 McGraw Hill, 6.35%**, 6/11/01.......................      4,862,479
                                                                    ------------
                                                                      33,991,677
                                                                    ------------

             Printing & Publishing (0.7%):
   5,000,000 RR Donnelley & Sons, 6.59%**, 1/29/01 (b)...........      4,974,644
                                                                    ------------

             Publishing -- Newspapers (0.7%):
   5,000,000 Gannett, Co., 6.60%**, 2/14/01 (b)..................      4,960,400
                                                                    ------------

             Utilities -- Telephone (0.7%):
   5,000,000 BellSouth Corp., 6.56%**, 1/17/01...................      4,985,600
                                                                    ------------
             Total Commercial Paper..............................    290,425,946
                                                                    ------------

                                   Continued

                                  Money Market Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS (continued) December 31, 2000

[LOGO OF KENT FUNDS]

  Principal                                                         Amortized
   Amount                    Security Description                      Cost
  ---------                  --------------------                   ---------

 CORPORATE NOTES & BONDS (2.3%):
             Automotive (1.6%):
 $ 4,500,000 Daimler Chrysler AG, 5.88%, 2/7/01.................   $  4,496,595
   2,100,000 Ford Motor Credit Co., 6.19%*, 1/16/01.............      2,098,023
   5,000,000 General Motors Acceptance Corp., 5.50%, 1/14/02....      4,972,979
                                                                   ------------
                                                                     11,567,597
                                                                   ------------

             Banking (0.7%):
   5,000,000 Firstar Corporation, 6.35%, 7/13/01................      4,983,881
                                                                   ------------
             Total Corporate Notes & Bonds......................     16,551,478
                                                                   ------------

 DEMAND NOTES (36.7%):

             Automotive (1.4%):
  10,000,000 Mubea Inc., 6.77%*, 1/3/01,
             (LOC: Fifth Third Bank)............................     10,000,000
                                                                   ------------

             Banking & Finance (0.7%):
   5,000,000 Cornerstone Funding Corp., 6.61%*, 1/5/01, (LOC:
             Sun Trust).........................................      5,000,000
                                                                   ------------

             Beverages -- Alcoholic (0.8%):
   5,960,000 New Belgium Brewing Co., Inc., 6.65%*, 1/4/01,
             (LOC: Keybank).....................................      5,960,000
                                                                   ------------

             Building -- Residential/Commercial (0.7%):
   1,000,000 PZT Development, 6.65%*, 1/3/01, (LOC: Fifth Third
             Bank)..............................................      1,000,000
   4,040,000 Zanetos Partnership Project, 6.77%*, 1/3/01, (LOC:
             National City Bank)................................      4,040,000
                                                                   ------------
                                                                      5,040,000
                                                                   ------------

             Electrical & Electronic (1.4%):
  10,170,000 Aerovox Inc., 6.65%*, 1/3/01, (LOC: Keybank).......     10,170,000
                                                                   ------------

             Finance (5.7%):
   5,320,000 Capital One Funding Corp., 6.80%*, 1/4/01, (LOC:
             Bank One)..........................................      5,320,000
   1,559,000 Capital One Funding Corp., 6.80%*, 1/4/01,
             (LOC:Bank One).....................................      1,559,000
   1,538,000 Capital One Funding Corp., 6.80%*, 1/4/01, (LOC:
             Bank One)..........................................      1,538,000
   5,574,000 Capital One Funding Corp., 6.80%*, 1/4/01, (LOC:
             Bank One)..........................................      5,574,000
   1,228,000 Capital One Funding Corp., 6.80%*, 1/4/01, (LOC:
             Bank One)..........................................      1,228,000
   3,825,000 Labelle Capital Funding L.L.C., 6.82%*, 1/4/01,
             (LOC: National City Bank)..........................      3,825,000
   3,555,000 Macroe Properties, Inc., 6.85%*, 1/4/01, (LOC:
             Huntington Bank)...................................      3,555,000
   5,000,000 MBE Investment Co., 6.65%*, 1/3/01, (LOC: National
             Australia Bank)....................................      5,000,000
   9,210,000 PRD Finance L.L.C., 6.74%*, 1/3/01, (LOC: National
             City Bank).........................................      9,210,000

  Principal                                                         Amortized
   Amount                    Security Description                      Cost
  ---------                  --------------------                   ---------

 DEMAND NOTES (continued)
             Finance (continued)
 $ 5,000,000 Sheperd Capital L.L.C., 6.82%*, 1/4/01, (LOC:
             Comerica Bank).....................................   $  5,000,000
                                                                   ------------
                                                                     41,809,000
                                                                   ------------

             Health Care (4.7%):
   3,860,000 Adena Health System, 6.65%*, 1/3/01, (LOC: Fifth
             Third Bank)........................................      3,860,000
   7,750,000 American Healthcare Funding L.L.C., 6.75%*, 1/4/01,
             (LOC: ABN/AMRO)....................................      7,750,000
   6,625,000 Barton Healthcare L.L.C., 6.80%*, 1/3/01, (LOC:
             American National/Bank One)........................      6,625,000
   3,570,000 Excel Health Services, Inc., 6.65%*, 1/3/01, (LOC:
             Fifth Third Bank)..................................      3,570,000
   3,250,000 Idaho Associates L.L.C., 6.80%*, 1/3/01, (LOC:
             ABN/AMRO)..........................................      3,250,000
   2,420,000 Reynolds Road Fitness Center, Inc., 6.65%*, 1/4/01,
             (LOC: Fifth Third Bank)............................      2,420,000
   5,025,000 Reynolds Road Fitness Center, Inc., 6.65%*, 1/4/01,
             (LOC: Fifth Third Bank)............................      5,025,000
   1,725,000 Riverview Medical Office Building, 6.77%*, 1/3/01,
             (LOC: National City Bank)..........................      1,725,000
                                                                   ------------
                                                                     34,225,000
                                                                   ------------

             Hotels & Lodging (0.3%):
   2,250,000 Central Michigan Inns, 6.80%*, 1/3/01, (LOC:
             Michigan National Bank)............................      2,250,000
                                                                   ------------

             Machinery -- Construction/Mining (0.3%):
   2,180,000 Concord Group Ltd., 6.77%*, 1/3/01, (LOC: National
             City Bank).........................................      2,180,000
                                                                   ------------

             Machinery -- General Industrial (2.4%):
   5,900,000 Atlas Industries, Inc., 6.77%*, 1/3/01, (LOC:
             National City Bank)................................      5,900,000
   6,500,000 Patrick Engineer/Dietzler Family, 6.85%*, 1/4/01,
             (LOC: American National Bank/Bank One).............      6,500,000
   5,000,000 Precision Tool and Die, 6.77%*, 1/3/01, (LOC:
             National City Bank)................................      5,000,000
                                                                   ------------
                                                                     17,400,000
                                                                   ------------
             Manufacturing -- Capital Goods (2.4%):
   8,545,000 Buckeye Corrugated, Inc., 6.65%*, 1/3/01, (LOC:
             Keybank)...........................................      8,545,000
   2,200,000 City of Cloquet, Minnesota Taxable Industrial Bond,
             6.80%*, 1/3/01, (LOC: Wachovia), Series 1996-B.....      2,200,000
   3,455,000 Jackson Tube Service, Inc., 6.65%*, 1/3/01, (LOC:
             Fifth Third Bank)..................................      3,455,000
   1,425,000 Laird's Auto Glass & Trim, Inc., 6.73%*, 1/3/01,
             (LOC: National Australia Bank).....................      1,425,000
   2,020,000 White Mountain Imaging, 6.65%*, 1/3/01, (LOC:
             Keybank)...........................................      2,020,000
                                                                   ------------
                                                                     17,645,000
                                                                   ------------


                                   Continued

                                  Money Market Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS (continued) December 31, 2000

  Principal                                                         Amortized
   Amount                   Security Description                       Cost
  ---------                 --------------------                    ---------

 DEMAND NOTES (continued)
             Manufacturing Industries, n.e.c. (2.0%):
 $ 1,520,000 FRW Ltd., 6.65%*, 1/3/01, (LOC: Keybank)...........   $  1,520,000
  10,095,000 Jackson 2000, 6.65%*, 1/3/01, (LOC: Keybank).......     10,095,000
   2,705,000 Moose River Lumber, 6.65%*, 1/3/01, (LOC:
             Keybank)...........................................      2,705,000
                                                                   ------------
                                                                     14,320,000
                                                                   ------------

             Paints & Related Products (0.5%):
   3,865,000 PCI Paper Conversions Inc., 6.65%*, 1/3/01, (LOC:
             Keybank)...........................................      3,865,000
                                                                   ------------

             Publishing -- Newspapers (0.2%):
   1,675,000 Thompson Newspapers, Inc., 6.65%*, 1/5/01, (LOC:
             Keybank)...........................................      1,675,000
                                                                   ------------

             Real Estate (9.0%):
   3,275,000 Bayloff Properties L.L.C., 6.77%*, 1/4/01, (LOC:
             National City Bank)................................      3,275,000
   3,915,000 Chesterwood Village Realty, 6.65%*, 1/3/01, (LOC:
             Fifth Third Bank)..................................      3,915,000
   6,015,000 GTB Properties L.L.C., 6.75%*, 1/3/01, (LOC:
             National Australia Bank)...........................      6,015,000
   6,060,000 Harry W. Albright, Jr., 6.85%*, 1/4/01, (LOC:
             National Australia Bank/Bank One)..................      6,060,000
   5,335,000 HWP Co., Ltd. Project, 6.77%*, 1/3/01, (LOC:
             National City Bank)................................      5,335,000
   1,980,000 JW Harris Co., Inc., 6.65%*, 1/4/01, (LOC: Fifth
             Third Bank)........................................      1,980,000
  13,265,000 Pittsburgh Technical Institute, 6.77%*, 1/3/01,
             (LOC: National City Bank)..........................     13,265,000
   2,500,000 Rumpf Development Ltd., 6.65%*, 1/3/01, (LOC:
             Keybank)...........................................      2,500,000
   3,000,000 SF Tarns L.L.C. 6.86%*, 1/5/01, (LOC: Standard
             Federal/ABN).......................................      3,000,000
  13,840,000 Sharonsville Realty Enterprises, 6.85%*, 1/3/01,
             (LOC: Bank One)....................................     13,840,000
   2,500,000 Town of Caledonia, Wisconsin, 6.85%*, 1/3/01,
             (LOC: Bank One)....................................      2,500,000
   4,450,000 Zeigler Realty L.L.C, 6.85%*, 1/4/01, (LOC:
             National City Bank)................................      4,450,000
                                                                   ------------
                                                                     66,135,000
                                                                   ------------

             Retail -- General Merchandise (0.6%):
   4,500,000 Royal Town Center L.L.C. Project, 6.65%*, 1/3/01,
             (LOC: Comerica Bank)...............................      4,500,000
                                                                   ------------
             Services (1.1%):
   7,825,000 Mr. K Enterprises, 6.75%*, 1/3/01, (LOC: National
             Australia Bank)....................................      7,825,000
                                                                   ------------
             Steel -- Producers (0.8%):
   6,000,000 Bing Steel Mgmt., Inc., 6.75%*, 1/4/01, (LOC:
             Michigan National Bank)............................      6,000,000
                                                                   ------------

  Principal                                                         Amortized
   Amount                    Security Description                      Cost
  ---------                  --------------------                   ---------

 DEMAND NOTES (continued)
             Tools -- Hand Held (1.0%):
 $ 7,400,000 SGS Tool Co., 6.77%*, 1/3/01, (LOC: Bank One)......   $  7,400,000
                                                                   ------------

             Urban and Community Development (0.3%):
   2,500,000 Beavercreek Enterprises, 6.77%*, 1/5/01, (LOC:
             National City Bank)................................      2,500,000
                                                                   ------------

             Utilities -- Waste Disposal (0.4%):
   2,900,000 Texas Disposal Systems, 6.70%*, 1/3/01, (LOC: Bank
             of America)........................................      2,900,000
                                                                   ------------
             Total Demand Notes.................................    268,799,000
                                                                   ------------

 MUNICIPAL BOND -- TAXABLE (1.7%):

             Health Care (1.2%):
   8,070,000 Lee County FL Industrial Development, Series B,
             6.70%*, 1/4/01,
             (LOC: Fifth Third Bank)............................      8,070,000
                                                                   ------------

             Manufacturing -- Consumer Goods (0.5%):
   4,000,000 Polk County FL, 6.70%*, 1/3/01,
             (LOC: Bank of America).............................      4,000,000
                                                                   ------------
             Total Municipal Bond -- Taxable....................     12,070,000
                                                                   ------------

 MUNICIPAL BONDS (4.0%):

             Facilities Support Services (0.2%):
   1,450,000 Approach Partnership NY, 6.65%*, 1/3/01 (LOC:
             Keybank)...........................................      1,450,000

                                                                   ------------
             Medical -- Hospital (1.2%):
   1,740,000 CFA Medical Center, 6.65%*, 1/3/01, (LOC:
             Keybank)...........................................      1,740,000
   1,880,000 Genesee Memorial Hospital, 6.65%*, 1/3/01..........      1,880,000
   5,000,000 Michigan Hospital Association Corp., 6.75%*,
             1/4/01,
             (LOC: Michigan National Bank)......................      5,000,000
                                                                   ------------
                                                                      8,620,000
                                                                   ------------

             Urban and Community Development (2.6%):
   2,925,000 City of Hornell Development Agency, 6.65%*, 1/4/01,
             (LOC: Keybank).....................................      2,925,000
   2,040,000 Indianapolis IN, Economic Development, 6.65%*,
             1/3/01, (LOC: Keybank).............................      2,040,000
   1,600,000 Michigan State Strategic Fund Carpenter Ltd.,
             6.80%*, 1/4/01,
             (LOC: ABN/AMRO)....................................      1,600,000
   6,665,000 Michigan State Strategic Fund Environment, 6.65%*,
             1/4/01,
             (LOC: Comerica Bank)...............................      6,665,000
   1,650,000 Michigan State Strategic Fund Waterland, 6.75%*,
             1/3/01,
             (LOC: Michigan National Bank)......................      1,650,000

                                   Continued

                                  Money Market Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS (continued) December 31, 2000

[LOGO OF KENT FUNDS]

  Shares or
  Principal                                                         Amortized
   Amount                    Security Description                      Cost
  ---------                  --------------------                   ---------

 MUNICIPAL BONDS (continued)
             Urban and Community Development (continued)
 $ 4,135,000 Oswego County NY Development Agency, 6.65%*,
             1/3/01,
             (LOC: Keybank).....................................   $  4,135,000
                                                                   ------------
                                                                     19,015,000
                                                                   ------------
             Total Municipal Bonds..............................     29,085,000
                                                                   ------------

 U.S. GOVERNMENT AGENCY OBLIGATIONS (0.7%):

             Fannie Mae (0.7%):
   5,000,000 6.01%**, 6/28/01...................................      4,855,869
                                                                   ------------
             Total U.S. Government Agency Obligations...........      4,855,869
                                                                   ------------

 YANKEE CERTIFICATES OF DEPOSIT (8.1%):

             Foreign Banking (8.1%):
   5,000,000 Bank of Nova Scotia, 6.71%, 2/22/01................      4,999,746
   5,000,000 Bayerische Landesbank, 6.61%, 3/7/01...............      4,999,314
   4,250,000 Bayerische Vereinsbank, 6.77%, 2/22/01.............      4,250,186
   5,000,000 Bayerische Vereinsbank, 6.46%, 3/15/01.............      5,000,499
   5,000,000 Canadian Imperial Bank of Commerce, 6.38%, 4/2/01..      5,000,483
   5,000,000 Commerzbank AG, 6.76%, 3/27/01.....................      4,998,796
   5,000,000 Commerzbank AG, 7.08%, 7/23/01.....................      5,004,021
   5,000,000 Commerzbank AG, 6.87%, 8/13/01.....................      5,004,710
   5,000,000 Rabobank Nederland, 6.83%, 8/28/01.................      5,002,952
   5,000,000 Rabobank Nederland, 7.12%, 6/26/01.................      5,000,000
   5,000,000 Societe Generale, 6.56%, 1/16/01...................      4,998,894
   5,000,000 Toronto Dominion, 6.68%, 2/8/01....................      4,998,820
                                                                   ------------
             Total Yankee Certificates of Deposit...............     59,258,421
                                                                   ------------

 CERTIFICATES OF DEPOSIT (4.1%):

             Banking (4.1%):
   5,000,000 Bank of New York, 7.22%, 5/1/01....................      5,000,000
   5,000,000 First Union Bank, 6.78%, 1/8/01....................      5,000,000
   5,000,000 Mellon Bank, 6.60%, 5/15/01........................      5,000,000
   5,000,000 Michigan National Corp. 6.73%, 2/26/01.............      5,000,376
   5,000,000 Michigan National Corp. 6.88%, 4/6/01..............      5,000,892
   5,000,000 National City Bank, 6.98%, 8/2/01..................      4,999,384
                                                                   ------------
             Total Certificates of Deposit......................     30,000,652
                                                                   ------------

  Shares or
  Principal                                                         Amortized
   Amount                    Security Description                      Cost
  ---------                  --------------------                   ---------

 INVESTMENT COMPANIES (2.4%):

     806,903 Dreyfus Cash Management Money Market Fund..........        806,903
  16,699,569 Federated Prime Value Obligations Money Market
             Fund...............................................     16,699,569
                                                                   ------------
             Total Investment Companies.........................     17,506,472
                                                                   ------------

 Total Investments (Cost $728,552,838) (a) -- 99.7%..............   728,552,838
 Other assets in excess of liabilities -- 0.3%...................     1,830,863
                                                                   ------------
 Net Assets -- 100.0%............................................  $730,383,701
                                                                   ============

-------
(a)   Cost for federal income tax and financial reporting purposes is the same.
(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Portfolio's advisor has determined these securities to be liquid based on procedures approved by the Board of Trustees.
* Variable rate security. Rate presented represents rate in effect at December 31, 2000. Maturity date reflects next rate change date.
**    Effective yield at purchase.
AG -- Aktiengesellschaft (German Stock Company)
LCC -- Limited Liability Corp.
LOC -- Letter of Credit

                       See Notes to Financial Statements.

                                  Government Money Market Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  December 31, 2000

  Principal                                                          Amortized
   Amount                    Security Description                       Cost
  ---------                  --------------------                    ---------

 U.S. GOVERNMENT AGENCY OBLIGATIONS (79.4%):
             Fannie Mae (28.5%):
 $10,000,000 6.53%**, 1/4/01.....................................   $  9,994,622
   5,000,000 6.54%**, 1/8/01.....................................      4,993,778
   5,000,000 6.35%**, 1/10/01....................................      4,992,088
   4,000,000 5.38%**, 1/16/01....................................      3,997,505
   5,000,000 6.83%**, 1/18/01....................................      4,984,783
   5,000,000 6.54%**, 1/19/01....................................      4,983,975
   5,000,000 6.52%**, 2/1/01.....................................      4,972,315
   5,000,000 6.35%, 2/2/01.......................................      4,999,851
   5,500,000 6.39%**, 2/5/01.....................................      5,466,125
   5,000,000 6.52%**, 2/7/01.....................................      4,967,163
   5,000,000 6.53%**, 2/22/01....................................      4,953,778
   5,000,000 6.53%**, 3/15/01....................................      4,935,719
   5,000,000 6.52%**, 4/5/01.....................................      4,917,228
   5,000,000 6.51%**, 5/10/01....................................      4,887,125
   5,000,000 6.48%**, 5/24/01....................................      4,875,272
   5,000,000 6.10%**, 6/14/01....................................      4,865,156
   5,000,000 7.00%, 8/17/01......................................      5,000,000
                                                                    ------------
                                                                      88,786,483
                                                                    ------------

             Federal Farm Credit Bank (1.6%):
   5,000,000 6.27%*, 1/5/01......................................      4,999,546
                                                                    ------------

             Federal Home Loan Bank (30.2%):
   5,000,000 6.52%**, 1/3/01.....................................      4,998,219
   5,000,000 6.68%**, 1/5/01.....................................      4,996,400
   5,000,000 6.38%*, 1/5/01......................................      5,002,701
   5,000,000 6.52%**, 1/10/01....................................      4,991,981
   2,930,000 5.62%, 1/12/01......................................      2,929,058
   5,000,000 6.53%**, 1/24/01....................................      4,979,460
   5,000,000 6.54%**, 1/31/01....................................      4,973,208
   2,000,000 6.39%, 2/7/01.......................................      1,999,131
   5,000,000 6.77%**, 2/23/01....................................      4,952,926
   5,000,000 6.48%**, 2/28/01....................................      4,948,606
   5,000,000 6.45%**, 3/2/01.....................................      4,947,083
   5,000,000 6.45%**, 3/5/01.....................................      4,944,438
   5,000,000 6.52%**, 3/9/01.....................................      4,941,096
   5,000,000 6.61%**, 3/12/01....................................      4,939,139
   5,075,000 6.58%**, 4/16/01....................................      4,981,747
   5,000,000 6.05%**, 5/18/01....................................      4,887,736
   5,000,000 5.97%**, 6/20/01....................................      4,863,056
   5,000,000 5.98%**, 6/22/01....................................      4,861,206
   5,000,000 6.50%, 9/19/01......................................      4,997,911
   5,000,000 6.38% 12/20/01......................................      5,000,000
                                                                    ------------
                                                                      94,135,102
                                                                    ------------

             Freddie Mac (19.1%):
   5,000,000 6.53%**, 1/2/01.....................................      4,999,103
   5,000,000 6.51%**, 1/9/01.....................................      4,992,839
   5,000,000 6.52%**, 1/11/01....................................      4,991,083
   5,000,000 6.51%**, 1/23/01....................................      4,980,307
   5,000,000 6.54%**, 1/25/01....................................      4,978,567
   5,000,000 6.80%**, 2/1/01.....................................      4,972,358
   5,000,000 6.54%**, 2/8/01.....................................      4,966,064
   5,000,000 6.61%**, 2/14/01....................................      4,960,950
   5,000,000 6.52%**, 2/15/01....................................      4,959,906
   5,000,000 6.24%**, 2/20/01....................................      4,957,083

 Shares or
 Principal                                                         Amortized
   Amount                   Security Description                      Cost
 ---------                  --------------------                   ---------

 U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
            Freddie Mac (continued)
 $5,000,000 6.62%**, 3/1/01....................................   $  4,947,556
  5,000,000 6.41%**, 3/8/01....................................      4,942,158
                                                                  ------------
                                                                    59,647,974
                                                                  ------------
            Total U.S. Government Agency Obligations...........    247,569,105
                                                                  ------------

 Repurchase Agreements (17.7%):
 25,000,000 Merrill Lynch & Co., 6.00%, dated 12/29/00, due
            1/2/01 with a maturity value of $25,016,667
            (Collateralized by $23,835,000 Federal Home Loan
            Bank, 6.88%, 8/15/05, market value of
            $25,556,317).......................................     25,000,000
 30,000,000 Morgan Stanley Dean Witter, 6.32%, dated 12/29/00, due 1/2/01 with a maturity value of $30,021,067
            (Collateralized by $32,000,000 Freddie Mac, 5.13%,
            10/15/08, market value of $30,682,711).............     30,000,000
                                                                  ------------
            Total Repurchase Agreements........................     55,000,000
                                                                  ------------
 INVESTMENT COMPANIES (3.3%):
 10,131,198 Federated Treasury Money Market....................     10,131,198
                                                                  ------------
            Total Investment Companies.........................     10,131,198
                                                                  ------------
 Total Investments
 (Cost $312,700,303) (a) -- 100.4%..............................   312,700,303
 Liabilities in excess of other assets -- (0.4)%................    (1,104,649)
                                                                  ------------
 Net Assets -- 100.0%...........................................  $311,595,654
                                                                  ============

-------
(a)  Cost for federal income tax and financial reporting purposes is the same.
 * Variable rate security. Rate presented represents rate in effect at December 31, 2000. Maturity date reflects next rate change date.
**   Effective yield at purchase.

                       See Notes to Financial Statements.

                                  Michigan Municipal Money Market Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  December 31, 2000

[LOGO OF KENT FUNDS]

 Principal                                                           Amortized
   Amount                    Security Description                       Cost
 ---------                   --------------------                    ---------

 MUNICIPAL BONDS (82.2%):
            Michigan (79.2%):
 $  870,000 Clinton Township Economic Development Corp., Pointe
            Village Square, (AMT), 4.90%*, 2/1/01, (LOC: National
            City Bank)...........................................   $    870,000
  1,700,000 Delta County Economic Development Corp., Mead
            Escanaba Paper Co., Series D, 5.30%*, 1/2/01, (LOC:
            Credit Suisse).......................................      1,700,000
  2,500,000 Delta County Economic Development Corp.,
            Environmental Improvement Revenue, Mead Escanaba
            Paper Co., Series F, 5.00%*, 1/2/01, (LOC: Bank of
            Nova Scotia).........................................      2,500,000
  5,800,000 Delta County Economic Development Corp., Series E,
            4.60%*, 1/2/01, (LOC: Bank of Nova Scotia)...........      5,800,000
  2,675,000 Detroit, GO, 8.00%, 4/1/11, Prerefunded 4/1/01 @102..      2,751,687
  1,000,000 Eastern Michigan University, GO, 5.80%, 6/1/01,
            Insured by AMBAC.....................................      1,006,179
  1,290,000 Farmington Hills Education, Marketing Displays,
            (AMT), 4.75%*, 3/1/01, (LOC: Comerica Bank)..........      1,290,000
    310,000 Farmington Hills, Economic Development Corp.,
            Brookfield, 4.95%*, 1/4/01, (LOC: Comerica Bank).....        310,000
  3,000,000 Genesee County Economic Development Corp., Rawcar
            Group, (AMT), 5.10%*, 1/4/01, (LOC: National City
            Bank)................................................      3,000,000
  7,000,000 Genesee County Economic Development Corp., Rue
            Properties, (AMT), 5.20%*, 1/4/01, (LOC:
            Nationsbank).........................................      7,000,001
  1,200,000 Genesee County Economic Development, Atlas
            Technologies Inc., (AMT), 5.20%*, 1/3/01, (LOC: Bank
            One).................................................      1,200,000
    670,000 Grand Rapids Building Authority, GO, Series 2000,
            4.40%, 8/1/01........................................        670,000
  5,300,000 Grand Rapids Industrial Development, Rowe
            International, 4.90%*, 1/3/01, (LOC: Chase Manhattan
            Bank)................................................      5,300,000
  2,000,000 Holt Public Schools, Series B, 4.30%, 3/1/01, Q-
            SBLF.................................................      2,000,000
  2,500,000 Jackson Public Schools State Aid Notes, 5.00%,
            7/3/01, (LOC: Comerica Bank).........................      2,504,788
    565,000 Lansing Economic Development Corp., LGH Office
            Building, (AMT), 4.40%*, 2/15/01, (LOC: Comerica
            Bank)................................................        565,000
    850,000 Lansing, GO, 5.80%, 3/1/01...........................        850,322
  1,675,000 Leelanau County Economic Development Corp., American
            Mutual Insurance Co., 4.60%*, 6/15/01, (LOC: National
            City Bank)...........................................      1,675,000
  3,410,000 Lenawee County Economic Development Corp., Rima
            Manufacturing Co. Project, (AMT), 5.10%*, 1/3/01,
            (LOC: Keybank).......................................      3,410,000
  1,300,000 Marquette County Economic Development Corp., Pioneer
            Labs, Inc., (AMT), 4.88%*, 1/3/01, (LOC: Bank One)...      1,300,000

 Principal                                                           Amortized
   Amount                    Security Description                       Cost
 ---------                   --------------------                    ---------

 MUNICIPAL BONDS (continued)
            Michigan (continued)
 $2,000,000 Michigan Hospital Financial Authority, Royal Oak
            William Beaumont Hospital, 6.75%, 1/1/11, Prerefunded
            1/1/01 @ 102.........................................   $  2,040,000
  1,000,000 Michigan Municipal Bond Authority, 5.00%, 7/2/01.....      1,003,105
  3,000,000 Michigan Municipal Bond Authority, Series A-1, 4.75%,
            4/26/01..............................................      3,004,530
  1,020,000 Michigan Municipal Bond Authority, Local Government
            Loan Program, Qualified School, 6.35%, 5/15/01.......      1,027,467
    435,000 Michigan Municipal Bond Authority, Local Government
            Loan, Series A-1, 4.45%, 5/1/01......................        435,000
  1,500,000 Michigan Municipal Bond Authority, Series C-1, 5.00%,
            8/23/01..............................................      1,506,453
  3,000,000 Michigan Municipal Bond Authority, Series C-2, 5.00%,
            8/23/01, (LOC: JP Morgan)............................      3,012,905
  1,000,000 Michigan State Building Authority, Series II, 6.10%,
            10/1/01..............................................      1,012,870
  2,000,000 Michigan State Hospital Financial Authority, Mount
            Clemens, 5.05%*, 1/4/01, (LOC: Comerica Bank)........      2,000,000
  2,120,000 Michigan State Hospital Financial Authority, Sisters
            of Mercy, 7.00%, 2/15/21, Prerefunded 2/15/01 @ 102..      2,169,095
  3,100,000 Michigan State Housing Development Authority, Canton
            Club East, (AMT), 4.95%*, 1/3/01, (LOC: Keybank).....      3,100,000
  2,680,000 Michigan State Housing Development Authority, Rental
            Housing Revenue, Series A, 5.25%, 10/1/01, (Insured
            by MBIA).............................................      2,696,777
  1,250,000 Michigan State Strategic Fund, Advanced Tooling,
            (AMT), 5.00%*, 1/4/01, (LOC: Bank One)...............      1,250,000
    400,000 Michigan State Strategic Fund, Ajax Window, (AMT),
            5.00%*, 1/4/01, (LOC: Huntington Bank)...............        400,000
  1,900,000 Michigan State Strategic Fund, Atmosphere Annealing,
            (AMT), 5.10%*, 1/4/01, (LOC: National City Bank).....      1,900,000
  2,000,000 Michigan State Strategic Fund, Automatic Spring,
            (AMT), 4.88%*, 1/3/01, (LOC: National Australia
            Bank)................................................      2,000,000
  1,400,000 Michigan State Strategic Fund, B & C Leasing, (AMT),
            5.20%*, 1/4/01, (LOC: Bank of America)...............      1,400,000
  1,140,000 Michigan State Strategic Fund, Banks Hardwood, Inc.,
            (AMT), 5.00%*, 1/4/01, (LOC: Huntington Bank)........      1,140,000
  3,415,000 Michigan State Strategic Fund, Banks Hardwoods, Inc.,
            (AMT), 5.20%*, 1/4/01, (LOC: Bank One)...............      3,415,000
    800,000 Michigan State Strategic Fund, Baron Drawn Steel,
            (AMT), 5.10%*, 1/4/01, (LOC: National City Bank).....        800,000

                                   Continued

                                  Michigan Municipal Money Market Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS (continued) December 31, 2000

 Principal                                                          Amortized
   Amount                   Security Description                       Cost
 ---------                  --------------------                    ---------

 MUNICIPAL BONDS (continued)
            Michigan (continued)
 $2,490,000 Michigan State Strategic Fund, Biewer of Lansing,
            (AMT), 5.10%*, 1/4/01, (LOC: National Australia
            Bank)...............................................   $  2,490,000
  3,000,000 Michigan State Strategic Fund, Biff, Inc.,
            (AMT), 4.88%*, 1/3/01, (LOC: National Australia
            Bank)...............................................      3,000,000
  3,500,000 Michigan State Strategic Fund, Brazing Concepts Co.,
            (AMT), 5.20%*, 1/3/01, (LOC: Bank One)..............      3,500,000
  1,050,000 Michigan State Strategic Fund, C-1, (AMT), 5.08%*,
            1/3/01, (LOC: Comerica Bank)........................      1,050,000
  1,000,000 Michigan State Strategic Fund, C-Tec, Inc., (AMT),
            5.10%*, 1/3/01, (LOC: SunTrust Bank)................      1,000,000
  2,500,000 Michigan State Strategic Fund, Cincinnati Milacron,
            (AMT), 5.10%*, 1/4/01, (LOC: PNC Bank)..............      2,500,000
  2,275,000 Michigan State Strategic Fund, Cyberplast, (AMT),
            5.00%*, 1/3/01, (LOC: Bank One).....................      2,275,000
    885,000 Michigan State Strategic Fund, Dickinson Press,
            Inc., (AMT), 5.00%*, 1/4/01, (LOC: Huntington
            Bank)...............................................        885,000
  2,200,000 Michigan State Strategic Fund, Dixie Cut Stone,
            (AMT), 4.88%*, 1/3/01, (LOC: National Australia
            Bank)...............................................      2,200,000
  2,500,000 Michigan State Strategic Fund, Donnelly Corp.,
            (AMT), 5.05%*, 1/3/01, (LOC: Dresdner Bank).........      2,500,000
  2,500,000 Michigan State Strategic Fund, Donnelly Corp.,
            Series B, (AMT), 4.65%*, 4/1/01, (LOC: Dresdner
            Bank)...............................................      2,500,000
  3,800,000 Michigan State Strategic Fund, Dow Chemical Co.,
            5.20%*, 1/2/01......................................      3,800,000
  6,300,000 Michigan State Strategic Fund, Dow Chemical Co.,
            (AMT), 5.10%*, 1/2/01...............................      6,300,000
  1,300,000 Michigan State Strategic Fund, Dow Chemical, (AMT),
            5.20%*, 1/2/01......................................      1,300,000
  2,850,000 Michigan State Strategic Fund, E & L Meat, (AMT),
            4.88%*, 1/3/01, (LOC: National Australia Bank)......      2,850,000
    955,000 Michigan State Strategic Fund, Enviromental Powder
            Co., (AMT), 5.00%*, 1/4/01, (LOC: National Australia
            Bank)...............................................        955,000
  1,000,000 Michigan State Strategic Fund, Equad, (AMT), 5.10%*,
            1/4/01, (LOC: National City Bank)...................      1,000,000
  1,375,000 Michigan State Strategic Fund, Fastco Industries,
            (AMT), 5.00%*, 1/4/01, (LOC: Firstar Bank)..........      1,375,000
  2,000,000 Michigan State Strategic Fund, Fitz Land, (AMT),
            5.10%*, 1/4/01, (LOC: National City Bank)...........      2,000,000
    955,000 Michigan State Strategic Fund, Frederick Wolfgang,
            (AMT), 5.00%*, 1/4/01, (LOC: Firstar Bank)..........        955,000

 Principal                                                          Amortized
   Amount                   Security Description                       Cost
 ---------                  --------------------                    ---------

 MUNICIPAL BONDS (continued)
            Michigan (continued)
 $2,700,000 Michigan State Strategic Fund, Gollin Block & Supply
            Co., (AMT), 4.88%*, 1/3/01, (LOC: Northern Trust
            Bank)...............................................   $  2,699,991
  1,510,000 Michigan State Strategic Fund, Hamilton Industrial
            Products, Inc., (AMT), 5.00%*, 1/4/01, (LOC:
            National Australia Bank)............................      1,510,000
  1,000,000 Michigan State Strategic Fund, Harbor Industries
            Inc., (AMT), 4.88%*, 1/3/01, (LOC: National
            Australia Bank).....................................      1,000,000
  1,145,000 Michigan State Strategic Fund, I.V.C. Industrial
            Coatings, Inc., (AMT), 5.20%*, 1/4/01, (LOC: Bank
            One)................................................      1,145,000
  4,220,000 Michigan State Strategic Fund, JB Laboratories,
            Inc., (AMT), 5.00%*, 1/4/01, (LOC: Huntington
            Bank)...............................................      4,220,000
  3,265,000 Michigan State Strategic Fund, Jedco, Inc., 5.00%*,
            1/4/01, (LOC: Bank One).............................      3,265,000
    930,000 Michigan State Strategic Fund, John A. Biewer Co.,
            (AMT), 4.75%*, 3/1/01, (LOC: National Australia
            Bank)...............................................        930,000
    845,000 Michigan State Strategic Fund, John Dekker & Sons,
            (AMT), 5.00%*, 1/4/01, (LOC: National Australia
            Bank)...............................................        845,000
  1,000,000 Michigan State Strategic Fund, K & K Management,
            (AMT), 5.04%*, 1/4/01, (LOC: Huntington Bank).......      1,000,000
    535,000 Michigan State Strategic Fund, Kay Screen Printing,
            (AMT), 5.45%*, 1/4/01, (LOC: Comerica Bank).........        535,000
    505,000 Michigan State Strategic Fund, Kazoo, Inc., (AMT),
            4.80%*, 3/15/01, (LOC: National City Bank)..........        505,000
  3,170,000 Michigan State Strategic Fund, Kerkstra Precast,
            (AMT), 5.00%*, 1/4/01, (LOC: Huntington Bank).......      3,170,000
  1,255,000 Michigan State Strategic Fund, Kerkstra, (AMT),
            5.00%*, 1/4/01, (LOC: Huntington Bank)..............      1,255,000
  1,400,000 Michigan State Strategic Fund, Kumdinger, (AMT),
            5.05%*, 1/3/01, (LOC: Bank One).....................      1,400,000
    100,000 Michigan State Strategic Fund, Limited Obligation
            Revenue, Eclipse Mold (AMT), 5.20%*, 1/3/01, (LOC:
            Bank One)...........................................        100,000
    100,000 Michigan State Strategic Fund, Limited Obligation
            Revenue, Horizon Development Project, (AMT), 5.20%*,
            1/3/01, (LOC: Bank One).............................        100,000
  2,000,000 Michigan State Strategic Fund, MacArthur, (AMT),
            5.20%*, 1/3/01, (LOC: Bank One).....................      2,000,000
  2,200,000 Michigan State Strategic Fund, Maco Steel Inc.,
            (AMT), 5.00%*, 1/4/01, (LOC: Firstar)...............      2,200,000
    200,000 Michigan State Strategic Fund, Martin Luther Home,
            5.00%*, 1/3/01, (LOC: Bank One).....................        200,000

                                   Continued

                                  Michigan Municipal Money Market Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS (continued) December 31, 2000

[LOGO OF KENT FUNDS]

 Principal                                                             Amortized
   Amount                   Security Description                          Cost
 ---------                  --------------------                       ---------

 MUNICIPAL BONDS (continued)
            Michigan (continued)
 $3,000,000 Michigan State Strategic Fund, Merrill Group, (AMT),
            5.10%*, 1/4/01, (LOC: National City Bank)............   $  3,000,000
  4,000,000 Michigan State Strategic Fund, Middleville Tool &
            Die Project, (AMT), 5.20%*, 1/3/01, (LOC: Bank
            One).................................................      4,000,000
    940,000 Michigan State Strategic Fund, Molmec, Inc., (AMT),
            5.10%*, 1/4/01, (LOC: Comerica Bank).................        940,000
    870,000 Michigan State Strategic Fund, Northern Pure Ice
            Co., (AMT), 4.88%*, 1/3/01, (LOC: National Australia
            Bank)................................................        870,000
  1,540,000 Michigan State Strategic Fund, Omni Technical
            Services, Inc., (AMT), 5.10%*, 1/4/01,
            (LOC: National City Bank)............................      1,540,000
    970,000 Michigan State Strategic Fund, Patten Monument,
            (AMT), 5.00%*, 1/4/01, (LOC: Huntington Bank)........        970,000
  3,500,000 Michigan State Strategic Fund, PFG Enterprises,
            (AMT), 5.04%*, 1/4/01, (LOC: Huntington Bank)........      3,500,000
  2,000,000 Michigan State Strategic Fund, Phipps Emmett
            Association, (AMT), 4.88%*, 1/3/01, (LOC: National
            Australia Bank)......................................      2,000,000
    800,000 Michigan State Strategic Fund, Pilot Industries,
            (AMT), 5.14%*, 1/4/01, (LOC: Bank of America)........        800,000
    930,000 Michigan State Strategic Fund, Plascore, Inc.,
            5.00%*, 1/4/01, (LOC: Huntington Bank)...............        930,000
    450,000 Michigan State Strategic Fund, Plascore, Inc.,
            Series B-2, 4.88%*, 1/3/01, (LOC: Comerica Bank).....        450,000
    685,000 Michigan State Strategic Fund, Plascore, Inc.,
            (AMT), 5.00%*, 1/4/01, (LOC: Huntington Bank)........        685,000
  5,000,000 Michigan State Strategic Fund, Proto-Techniques,
            (AMT), 5.05%*, 1/4/01, (LOC: Comerica Bank)..........      5,000,000
  1,295,000 Michigan State Strategic Fund, Pyper Tool, (AMT),
            5.00%*, 1/4/01, (LOC: Huntington Bank)...............      1,295,000
    155,000 Michigan State Strategic Fund, Sarbeth, (AMT),
            5.08%*, 1/3/01, (LOC: Comerica Bank).................        155,000
  2,170,000 Michigan State Strategic Fund, SFI Acquistion,
            (AMT), 5.05%*, 1/3/01, (LOC: ABN/AMRO)...............      2,170,000
  4,460,000 Michigan State Strategic Fund, Stegner East
            Investments, L.L.C., (AMT), 5.05%*, 1/3/01,
            (LOC: Comerica Bank).................................      4,460,000
  1,790,000 Michigan State Strategic Fund, Sunrise Windows Ltd.,
            (AMT), 5.10%*, 1/3/01, (LOC: Keybank)................      1,790,000
  1,000,000 Michigan State Strategic Fund, Thompson Family
            Holdings, (AMT), 5.10%*, 1/4/01, (LOC: National City
            Bank)................................................      1,000,000

 Principal                                                             Amortized
   Amount             Security Description                               Cost
 ---------            --------------------                             ---------

 MUNICIPAL BONDS (continued)
            Michigan (continued)
 $1,575,000 Michigan State Strategic Fund, Trio
            Tool Co., (AMT), 4.88%*, 1/3/01, (LOC:
            National Australia Bank).............................   $  1,575,000
    100,000 Michigan State Strategic Fund, Ultimate
            Laser Inc. Project, (AMT), 5.20%*,
            1/3/01, (LOC: Bank One)..............................        100,000
  1,350,000 Michigan State Strategic Fund, Ultra
            Tech Printing Co., (AMT), 5.00%*,
            1/4/01, (LOC: Firstar Bank)..........................      1,350,000
  1,765,000 Michigan State Strategic Fund, Village
            at Fort Gratiot, 5.15%*, 1/4/01, (LOC:
            Comercia Bank).......................................      1,765,000
  1,000,000 Michigan State Strategic Fund,
            Waterland, (AMT), 5.08%*, 1/3/01, (LOC:
            National Australia Bank).............................      1,000,000
  2,490,000 Michigan State Strategic Fund, Wayne
            Disposal, (AMT), 5.00%*, 1/3/01, (LOC:
            Credit Suisse).......................................      2,490,000
  3,300,000 Michigan State Strategic Fund,
            Whitehall, (AMT), 4.98%*, 1/3/01, (LOC:
            Lasalle).............................................      3,300,000
    920,000 Michigan State Strategic Fund, Wright K
            Technology, Inc., Series 1997, (AMT),
            5.10%*, 1/4/01, (LOC: National City
            Bank)................................................        920,000
  5,910,000 Michigan State, GO, Recreational
            Program, 6.00%, 11/1/01..............................      5,990,616
  1,700,000 Midland County Economic Development,
            Dow Chemical Co., Series A, (AMT),
            5.10%*, 1/2/01.......................................      1,700,000
    375,000 Milan Michigan Area School District,
            GO, 4.40%, 5/1/01, Q-SBLF............................        375,000
  1,500,000 Oakland County Economic Development
            Corp., Moody Family, (AMT), 5.20%*,
            1/3/01, (LOC: Bank One)..............................      1,500,000
  3,200,000 Oakland County Economic Development
            Corp., North America, (AMT), 5.05%*,
            1/3/01, (LOC: Comerica Bank).........................      3,200,000
  1,655,000 Oakland County Economic Development
            Corp., Orchard Maple Project, 4.70%*,
            5/15/01, (LOC: National City Bank)...................      1,655,000
    735,000 Reeths-Puffer Schools, GO, 6.75%,
            5/1/01, Q-SBLF, (Insured by FGIC)....................        740,924
    205,000 Rochester Hills Economic Development
            Corp., BRG Associates, 4.75%*, 12/1/01,
            (LOC: Comerica Bank).................................        205,000
  1,100,000 Scio Township Economic Development
            Corp., Daycroft School Project, 4.88%*,
            1/3/01, (LOC: National Australia
            Bank)................................................      1,100,000
    920,000 St. Clair Shores Economic Development
            Corp., Borman's, Inc., (AMT), 3.85%*,
            4/15/01, (LOC: National Australia Bank)..............        920,000
  5,000,000 University of Michigan Hospital
            Revenue, 4.90%*, 1/2/01..............................      5,000,000
  5,500,000 University of Michigan Revenue, Series
            A, 4.90%*, 1/2/01....................................      5,500,000
  2,035,000 Walled Lake Consolidated School
            District, GO, 4.70%, 5/1/01, Q-SBLF..................      2,037,975

                                   Continued

                                  Michigan Municipal Money Market Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS (continued) December 31, 2000

 Principal                                                            Amortized
   Amount       Security Description                                     Cost
 ---------      --------------------                                  ---------

 MUNICIPAL BONDS (continued)
            Michigan (continued)
 $1,470,000 Warren Economic Development
            Corp., CMX Corp. Project,
            (AMT), 4.80%*, 3/15/01,
            (LOC: National City Bank).............................  $  1,470,000
  1,100,000 Warren Economic Development
            Corp., Cross Country Inn,
            (AMT), 4.60%*, 5/1/01,
            (LOC: Firstar Bank)...................................     1,100,000
                                                                    ------------
                                                                     234,080,685
                                                                    ------------

            Puerto Rico (3.0%):
  4,695,000 Industrial Medical &
            Environmental Pollution
            Control, Facilities
            Financing Authority, Abbott
            Labs, 4.00%*, 3/1/01...............................        4,695,000
  4,200,000 Industrial Medical &
            Environmental Pollution
            Control, Facilities
            Financing Authority, Merck,
            4.00%*, 12/1/01....................................        4,200,000
                                                                    ------------
                                                                       8,895,000
                                                                    ------------
            Total Municipal Bonds..............................      242,975,685
                                                                    ------------

 TAX FREE COMMERCIAL PAPER (16.3%):

            Michigan (16.3%):
  2,000,000 Cornell Township Economic
            Development Corp.,
            Industrial Development
            Revenue, Mead Escanaba
            Paper Co., 4.20%, 2/8/01,
            (LOC: Credit Suisse)..................................     2,000,000
  7,300,000 Delta County Economic
            Development Corp.,
            Environmental Improvement
            Revenue, Mead Escanaba
            Paper Co., Series A, 4.15%,
            2/13/01, (LOC: Morgan
            Guaranty Trust).......................................     7,300,000
  4,500,000 Delta County Economic
            Development Corp.,
            Environmental Improvement
            Revenue, Mead Escanaba
            Paper Co., Series A, 4.20%,
            2/13/01, (LOC: Morgan
            Guaranty Trust).......................................     4,500,000
  5,390,000 Delta County Economic
            Development Corp.,
            Environmental Improvement
            Revenue, Mead Escanaba
            Paper Co., Series B, 4.15%,
            2/15/01, (LOC: Union Bank
            of Switzerland).......................................     5,390,000
  6,810,000 Delta County Economic
            Development Corp.,
            Environmental Improvement
            Revenue, Mead Escanaba
            Paper Co., Series B, 4.35%,
            2/15/01, (LOC: Union Bank
            of Switzerland).......................................     6,810,000
 12,000,000 Michigan State Builders,
            4.35%, 1/25/01, (LOC: CIBC)...........................    12,000,000
  4,000,000 Michigan State Builders,
            4.40%, 3/1/01, (LOC: CIBC)............................     4,000,000
  6,000,000 Michigan State Housing
            Development Authority,
            Series A, (AMT), 4.30%,
            1/17/01, (LOC:
            Helaba/Merrill).......................................     6,000,000
                                                                    ------------
            Total Tax Free Commercial
            Paper..............................................       48,000,000
                                                                    ------------

                                                                     Amortized
   Shares                    Security Description                       Cost
   ------                    --------------------                    ---------

 INVESTMENT COMPANIES (1.2%):
    315,164 Dreyfus Tax Exempt Money Market Fund.................   $    315,164
  3,206,250 Federated Tax Exempt Money Market Fund...............      3,206,250
                                                                    ------------
            Total Investment Companies...........................      3,521,414
                                                                    ------------
 Total Investments
 (Cost $294,497,099) (a) -- 99.7%.................................   294,497,099
 Other assets in excess of liabilities -- 0.3%....................       882,272
                                                                    ------------
 Net Assets -- 100.0%.............................................  $295,379,371
                                                                    ============

-------
(a)   Cost for federal income tax and financial reporting purposes is the same.
 * Variable rate security. Rate presented represents rate in effect at December 31, 2000. Maturity date reflects next rate change date.
AMBAC -- AMBAC Indemnity Corp.
AMT -- Alternative Minimum Tax Paper
CIBC -- Canadian Imperial Bank of Commerce
FGIC -- Financial Guaranty Insurance Corp.
GO -- General Obligation
LLC -- Limited Liability Corp.
LOC -- Letter of Credit
Q-SBLF -- Qualified School Board Lending Fund

                       See Notes to Financial Statements.

                                  STATEMENTS OF ASSETS AND LIABILITIES
                                  December 31, 2000
[LOGO OF KENT FUNDS]

                                  Growth and      Index      Large Company  Small Company  International
                                 Income Fund   Equity Fund    Growth Fund    Growth Fund    Growth Fund
                                 -----------   -----------   -------------  -------------  -------------
ASSETS:
 Investments:
  Investments at cost........... $422,572,593  $514,283,499  $288,338,491   $578,216,081   $505,202,926
  Net unrealized
   appreciation/(depreciation)..  250,213,198   385,249,450   (13,747,886)   251,807,073     93,008,980
                                 ------------  ------------  ------------   ------------   ------------
  Total Investments at value....  672,785,791   899,532,949   274,590,605    830,023,154    598,211,906
 Foreign currency at value (cost
  $0; $0; $0; $0; $1,379,742,
  respectively).................           --            --            --             --      1,378,055
 Collateral for securities
  loaned........................   10,050,608    42,219,206            --    129,135,448     37,260,489
 Interest and dividends
  receivable....................      658,256       826,173       292,176        552,510        446,806
 Receivable for capital shares
  issued........................          210         3,975            --             --             --
 Receivable for investments
  sold..........................           --            --            --        496,350      2,163,655
 Tax reclaim receivable.........       41,844        35,449            --             --        610,306
 Prepaid expenses and other
  assets........................       18,071        17,549        37,435         17,267         15,235
                                 ------------  ------------  ------------   ------------   ------------
  Total Assets..................  683,554,780   942,635,301   274,920,216    960,224,729    640,086,452
                                 ------------  ------------  ------------   ------------   ------------
LIABILITIES:
 Cash overdraft.................           --            --            --          2,164             --
 Payable for return of
  collateral received for
  securities loaned.............   10,050,608    42,219,206            --    129,135,448     37,260,489
 Payable for capital shares
  redeemed......................       24,889       357,831            --             --          6,032
 Payable for foreign currency
  contracts.....................           --            --            --             --         34,652
 Net payable for variation
  margin on futures contracts...      282,100       177,820       131,950        521,960             --
 Payable to adviser.............      397,774       190,649       162,717        476,507        374,029
 Payable to administrator.......       20,015        17,089         8,193         24,627         17,564
 Payable to distributor
  (Investment Shares)...........       10,652         8,307           125          5,464          3,283
 Accrued expenses and other
  liabilities...................       61,800        87,189        29,824         69,046        121,681
                                 ------------  ------------  ------------   ------------   ------------
  Total Liabilities.............   10,847,838    43,058,091       332,809    130,235,216     37,817,730
                                 ------------  ------------  ------------   ------------   ------------
NET ASSETS...................... $672,706,942  $899,577,210  $274,587,407   $829,989,513   $602,268,722
                                 ============  ============  ============   ============   ============
NET ASSETS consist of:
 Paid-in capital................ $413,380,573  $518,751,640  $294,704,138   $576,047,188   $512,693,982
 Accumulated undistributed
  (distributions in excess of)
  net investment income (loss)..       (6,362)       41,070        14,379        (14,874)    (2,333,878)
 Accumulated undistributed
  (distributions in excess of)
  net realized gains/(losses) on
  investments, foreign currency
  and futures contracts.........    9,444,653    (4,328,975)   (6,319,934)     1,701,276     (1,032,950)
 Net unrealized
  appreciation/(depreciation) of
  investments, futures contracts
  and translation of assets and
  liabilities in foreign
  currencies....................  249,888,078   385,113,475   (13,811,176)   252,255,923     92,941,568
                                 ------------  ------------  ------------   ------------   ------------
NET ASSETS...................... $672,706,942  $899,577,210  $274,587,407   $829,989,513   $602,268,722
                                 ============  ============  ============   ============   ============
INSTITUTIONAL SHARES:
 Net Assets..................... $624,859,990  $860,646,725  $273,998,148   $804,758,425   $587,106,594
 Shares Outstanding.............   37,109,109    34,173,458    27,382,724     42,304,409     37,461,534
 Net Asset Value, offering and
  redemption price per share.... $      16.84  $      25.18  $      10.01   $      19.02   $      15.67
                                 ============  ============  ============   ============   ============
INVESTMENT SHARES:
 Net Assets..................... $ 47,846,952  $ 38,930,485  $    589,259   $ 25,231,088   $ 15,162,128
 Shares Outstanding.............    2,866,409     1,544,893        58,902      1,336,763        980,767
 Net Asset Value, offering and
  redemption price per share.... $      16.69  $      25.20  $      10.00   $      18.87   $      15.46
                                 ============  ============  ============   ============   ============

                       See Notes to Financial Statements.

                                  STATEMENTS OF ASSETS AND LIABILITIES
                                  December 31, 2000

                                                    Intermediate   Short Term
                                      Income Fund    Bond Fund     Bond Fund
                                      -----------   ------------   ----------
ASSETS:
 Investments:
  Investments at cost................ $290,952,424  $708,974,056  $169,815,696
  Net unrealized appreciation........    5,129,180     2,744,493       734,000
                                      ------------  ------------  ------------
  Total Investments at value.........  296,081,604   711,718,549   170,549,696
 Collateral for securities loaned....   74,679,698   133,979,036    27,459,503
 Interest and dividends receivable...    5,852,880    12,229,983     2,831,109
 Receivable for capital shares
  issued.............................           --         1,493            --
 Receivable for investments sold.....           --    10,119,531            --
 Prepaid expenses and other assets...       18,472        17,416        14,424
                                      ------------  ------------  ------------
  Total Assets.......................  376,632,654   868,066,008   200,854,732
                                      ------------  ------------  ------------
LIABILITIES:
 Payable for investments purchased...           --    10,081,250            --
 Payable for return of collateral
  received for securities loaned.....   74,679,698   133,979,036    27,459,503
 Payable for capital shares
  redeemed...........................        3,398         1,656         2,981
 Payable to adviser..................      155,027       339,841        73,128
 Payable to administrator............        8,982        21,484         5,136
 Payable to distributor (Investment
  Shares)............................        1,608         2,115           442
 Accrued expenses and other
  liabilities........................       28,438        65,195        18,017
                                      ------------  ------------  ------------
  Total Liabilities..................   74,877,151   144,490,577    27,559,207
                                      ------------  ------------  ------------
NET ASSETS........................... $301,755,503  $723,575,431  $173,295,525
                                      ============  ============  ============
NET ASSETS consist of:
 Paid-in capital..................... $307,546,224  $749,954,475  $180,743,830
 Undistributed net investment
  income.............................       36,237        72,228        18,254
 Accumulated net realized losses on
  investments........................  (10,956,138)  (29,195,765)   (8,200,559)
 Net unrealized appreciation of
  investments........................    5,129,180     2,744,493       734,000
                                      ------------  ------------  ------------
NET ASSETS........................... $301,755,503  $723,575,431  $173,295,525
                                      ============  ============  ============
INSTITUTIONAL SHARES:
 Net Assets.......................... $295,092,861  $714,445,493  $169,790,408
 Shares Outstanding..................   30,360,339    73,984,399    17,583,818
 Net Asset Value, offering and
  redemption price per share......... $       9.72  $       9.66  $       9.66
                                      ============  ============  ============
INVESTMENT SHARES:
 Net Assets.......................... $  6,662,642  $  9,129,938  $  3,505,117
 Shares Outstanding..................      686,516       943,113       363,385
 Net Asset Value, offering and
  redemption price per share......... $       9.71  $       9.68  $       9.65
                                      ============  ============  ============

                       See Notes to Financial Statements.

                                  STATEMENTS OF ASSETS AND LIABILITIES
                                  December 31, 2000
[LOGO OF KENT FUNDS]

                                                                     Michigan
                                           Tax-Free   Intermediate   Municipal
                                         Income Fund  Tax-Free Fund  Bond Fund
                                         -----------  -------------  ---------
ASSETS:
 Investments:
  Investments at cost................... $124,098,605 $242,888,479  $89,142,072
  Net unrealized appreciation...........    8,240,873   13,034,239    1,428,626
                                         ------------ ------------  -----------
  Total Investments at value............  132,339,478  255,922,718   90,570,698
 Cash...................................           --          119           --
 Interest and dividends receivable......    2,094,470    4,124,231    1,034,916
 Receivable for investments sold........      298,665           --           --
 Prepaid expenses and other assets......       16,583       16,602        3,910
                                         ------------ ------------  -----------
  Total Assets..........................  134,749,196  260,063,670   91,609,524
                                         ------------ ------------  -----------
LIABILITIES:
 Payable for capital shares redeemed....          231        2,658          730
 Payable to adviser.....................       63,337      110,709       34,881
 Payable to administrator...............        4,013        7,732        2,720
 Payable to distributor (Investment
  Shares)...............................          314          623          459
 Accrued expenses and other
  liabilities...........................       18,446       27,016       15,613
                                         ------------ ------------  -----------
  Total Liabilities.....................       86,341      148,738       54,403
                                         ------------ ------------  -----------
NET ASSETS.............................. $134,662,855 $259,914,932  $91,555,121
                                         ============ ============  ===========
NET ASSETS consist of:
 Paid-in capital........................ $125,802,669 $246,359,334  $90,011,320
 Undistributed net investment income....        7,153       18,391        6,017
 Accumulated undistributed net realized
  gains on investments..................      612,160      502,968      109,158
 Net unrealized appreciation of
  investments...........................    8,240,873   13,034,239    1,428,626
                                         ------------ ------------  -----------
NET ASSETS.............................. $134,662,855 $259,914,932  $91,555,121
                                         ============ ============  ===========
INSTITUTIONAL SHARES:
 Net Assets............................. $133,183,541 $256,926,319  $87,926,150
 Shares Outstanding.....................   12,470,832   24,176,104    8,707,248
 Net Asset Value, offering and
  redemption price per share............ $      10.68 $      10.63  $     10.10
                                         ============ ============  ===========
INVESTMENT SHARES:
 Net Assets............................. $  1,479,314 $  2,988,613  $ 3,628,971
 Shares Outstanding.....................      138,183      281,106      359,808
 Net Asset Value, offering and
  redemption price per share............ $      10.71 $      10.63  $     10.09
                                         ============ ============  ===========

                       See Notes to Financial Statements.

                                  STATEMENTS OF ASSETS AND LIABILITIES
                                  December 31, 2000

                                                                    Michigan
                                                     Government    Municipal
                                      Money Market  Money Market  Money Market
                                          Fund          Fund          Fund
                                      ------------  ------------  ------------
ASSETS:
 Investments:
  Investments at amortized cost...... $728,552,838  $257,700,303  $294,497,099
  Repurchase agreements, at cost.....           --    55,000,000            --
                                      ------------  ------------  ------------
  Total investments at value.........  728,552,838   312,700,303   294,497,099
 Interest and dividends receivable...    6,148,366       753,586     1,964,852
 Receivable for capital shares
  issued.............................       30,890            --            --
 Prepaid expenses and other assets...       16,755        13,685         6,339
                                      ------------  ------------  ------------
  Total Assets.......................  734,748,849   313,467,574   296,468,290
                                      ------------  ------------  ------------
LIABILITIES:
 Dividends payable...................    3,831,534     1,761,781       952,324
 Payable for capital shares
  redeemed...........................      207,598            --            --
 Payable to adviser..................      249,349        71,620        98,734
 Payable to administrator............       14,274         6,180         5,969
 Payable to distributor (Investment
  Shares)............................          678           282            36
 Accrued expenses and other
  payables...........................       61,715        32,057        31,856
                                      ------------  ------------  ------------
  Total Liabilities..................    4,365,148     1,871,920     1,088,919
                                      ------------  ------------  ------------
NET ASSETS........................... $730,383,701  $311,595,654  $295,379,371
                                      ============  ============  ============
NET ASSETS consist of:
 Paid-in capital..................... $730,375,410  $311,594,206  $295,389,184
 Undistributed net investment
  income.............................       13,072         2,214           782
 Accumulated net realized losses on
  investments........................       (4,781)         (766)      (10,595)
                                      ------------  ------------  ------------
NET ASSETS........................... $730,383,701  $311,595,654  $295,379,371
                                      ============  ============  ============
INSTITUTIONAL SHARES:
 Net Assets.......................... $727,435,044  $309,711,034  $295,219,010
 Shares Outstanding..................  727,435,768   309,711,796   295,206,527
 Net Asset Value, offering and
  redemption price per share......... $       1.00  $       1.00  $       1.00
                                      ============  ============  ============
INVESTMENT SHARES:
 Net Assets.......................... $  2,948,657  $  1,884,620  $    160,361
 Shares Outstanding..................    2,948,911     1,884,620       160,339
 Net Asset Value, offering and
  redemption price per share......... $       1.00  $       1.00  $       1.00
                                      ============  ============  ============

                       See Notes to Financial Statements.

                                  STATEMENTS OF OPERATIONS
                                  For the year ended December 31, 2000
[LOGO OF KENT FUNDS]

                             Growth and       Index      Large Company  Small Company International
                             Income Fund   Equity Fund    Growth Fund    Growth Fund   Growth Fund
                             -----------   -----------   -------------  ------------- -------------
INVESTMENT INCOME:
 Dividends................  $   9,844,398  $ 11,181,362  $  3,043,801    $ 6,197,076  $   9,501,395
 Interest.................             --            --            --        105,158         12,975
 Income from securities
  lending.................         33,252        49,953            --        318,072        255,839
 Less: Foreign taxes
  withheld................        (37,454)      (47,115)      (11,391)        (3,570)    (1,034,768)
                            -------------  ------------  ------------    -----------  -------------
  Total Investment
   Income.................      9,840,196    11,184,200     3,032,410      6,616,736      8,735,441
                            -------------  ------------  ------------    -----------  -------------
EXPENSES:
 Investment advisory
  fees....................      5,448,225     2,787,063     1,691,698      5,732,035      4,447,866
 Administration fees......      1,402,465     1,673,114       435,341      1,473,862      1,067,214
 Distribution fees
  (Investment Shares).....        136,185       110,534         1,215         68,581         40,318
 Fund accounting fees.....        126,589       157,396        43,369        138,864        109,164
 Other expenses...........        174,789       285,116       103,809        183,808        345,010
                            -------------  ------------  ------------    -----------  -------------
  Total expenses before
   waivers................      7,288,253     5,013,223     2,275,432      7,597,150      6,009,572
  Less: expenses
   voluntarily waived.....        (42,493)   (1,179,160)      (17,902)       (41,613)       (30,459)
                            -------------  ------------  ------------    -----------  -------------
  Net Expenses............      7,245,760     3,834,063     2,257,530      7,555,537      5,979,113
                            -------------  ------------  ------------    -----------  -------------
NET INVESTMENT
 INCOME/(LOSS)............      2,594,436     7,350,137       774,880       (938,801)     2,756,328
                            -------------  ------------  ------------    -----------  -------------
NET REALIZED AND
 UNREALIZED GAINS/(LOSSES)
 ON INVESTMENTS:
 Net realized
  gains/(losses) on
  investments and foreign
  currency transactions...     38,593,852       239,878    (4,378,354)    11,595,675      4,408,276
 Net realized losses on
  futures contracts.......       (363,488)     (428,073)   (1,642,873)      (989,500)      (394,725)
 Net change in unrealized
  appreciation/depreciation
  of investments, futures
  contracts and
  translation of assets
  and liabilities in
  foreign currencies......   (125,492,987)  (94,723,033)  (37,528,239)    (5,904,445)  (116,377,503)
                            -------------  ------------  ------------    -----------  -------------
NET REALIZED AND
 UNREALIZED GAINS/(LOSSES)
 ON INVESTMENTS...........    (87,262,623)  (94,911,228)  (43,549,466)     4,701,730   (112,363,952)
                            -------------  ------------  ------------    -----------  -------------
NET INCREASE/(DECREASE) IN
 NET ASSETS RESULTING FROM
 OPERATIONS...............  $ (84,668,187) $(87,561,091) $(42,774,586)   $ 3,762,929  $(109,607,624)
                            =============  ============  ============    ===========  =============

                       See Notes to Financial Statements.

                                  STATEMENTS OF OPERATIONS
                                  For the year ended December 31, 2000

                                                      Intermediate  Short Term
                                         Income Fund   Bond Fund     Bond Fund
                                         -----------  ------------  -----------
INVESTMENT INCOME:
 Dividends.............................. $   929,573  $  1,609,789  $   350,453
 Interest...............................  21,884,304    54,593,018   10,645,434
 Income from securities lending.........      99,315       347,224       28,968
                                         -----------  ------------  -----------
  Total Investment Income...............  22,913,192    56,550,031   11,024,855
                                         -----------  ------------  -----------
EXPENSES:
 Investment advisory fees...............   1,876,243     4,416,302      815,729
 Administration fees....................     563,317     1,446,306      293,926
 Distribution fees (Investment Shares)..      24,060        27,626        9,845
 Fund accounting fees...................      56,500       130,971       29,106
 Other expenses.........................      82,949       143,507       66,159
                                         -----------  ------------  -----------
  Total expenses before waivers.........   2,603,069     6,164,712    1,214,765
  Less: expenses voluntarily waived.....     (26,415)      (42,528)     (21,015)
                                         -----------  ------------  -----------
  Net Expenses..........................   2,576,654     6,122,184    1,193,750
                                         -----------  ------------  -----------
NET INVESTMENT INCOME...................  20,336,538    50,427,847    9,831,105
                                         -----------  ------------  -----------
NET REALIZED AND UNREALIZED
 GAINS/(LOSSES) ON INVESTMENTS:
 Net realized losses on investments.....  (4,168,437)  (10,280,492)  (1,112,315)
 Net change in unrealized
  appreciation/depreciation of
  investments...........................  18,889,406    31,271,146    4,114,746
                                         -----------  ------------  -----------
NET REALIZED AND UNREALIZED
 GAINS/(LOSSES) ON INVESTMENTS..........  14,720,969    20,990,654    3,002,431
                                         -----------  ------------  -----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS........................ $35,057,507  $ 71,418,501  $12,833,536
                                         ===========  ============  ===========

                       See Notes to Financial Statements.

                                  STATEMENTS OF OPERATIONS
                                  For the year ended December 31, 2000
[LOGO OF KENT FUNDS]

                                                                       Michigan
                                            Tax-Free    Intermediate  Municipal
                                           Income Fund  Tax-Free Fund Bond Fund
                                           -----------  ------------- ---------
INVESTMENT INCOME:
 Dividends...............................  $   102,977   $   137,505  $   61,964
 Interest................................    7,168,121    14,511,413   4,681,371
                                           -----------   -----------  ----------
  Total Investment Income................    7,271,098    14,648,918   4,743,335
                                           -----------   -----------  ----------
EXPENSES:
 Investment advisory fees................      741,919     1,422,796     440,639
 Administration fees.....................      242,997       512,640     176,422
 Distribution fees (Investment Shares)...        3,932         7,202       9,339
 Fund accounting fees....................       29,813        57,860      23,967
 Other expenses..........................       57,217        88,020      41,896
                                           -----------   -----------  ----------
  Total expenses before waivers..........    1,075,878     2,088,518     692,263
  Less: expenses voluntarily waived......      (17,470)      (27,316)    (19,938)
                                           -----------   -----------  ----------
  Net Expenses...........................    1,058,408     2,061,202     672,325
                                           -----------   -----------  ----------
NET INVESTMENT INCOME....................    6,212,690    12,587,716   4,071,010
                                           -----------   -----------  ----------
NET REALIZED AND UNREALIZED GAINS ON
 INVESTMENTS:
 Net realized gains on investments.......    1,706,113     2,030,431     302,823
 Net change in unrealized
  appreciation/depreciation of
  investments............................    8,166,323     9,034,600   1,410,534
                                           -----------   -----------  ----------
NET REALIZED AND UNREALIZED GAINS ON
 INVESTMENTS.............................    9,872,436    11,065,031   1,713,357
                                           -----------   -----------  ----------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS..............................  $16,085,126   $23,652,747  $5,784,367
                                           ===========   ===========  ==========

                       See Notes to Financial Statements.

                                  STATEMENTS OF OPERATIONS
                                  For the year ended December 31, 2000

                                                                    Michigan
                                                     Government    Municipal
                                      Money Market  Money Market  Money Market
                                          Fund          Fund          Fund
                                      ------------  ------------  ------------
INVESTMENT INCOME:
 Dividends........................... $ 3,144,939   $   737,691   $   156,749
 Interest............................  40,494,345    16,800,221    11,724,770
                                      -----------   -----------   -----------
  Total Investment Income............  43,639,284    17,537,912    11,881,519
                                      -----------   -----------   -----------
EXPENSES:
 Investment advisory fees............   2,718,142     1,111,138     1,133,525
 Administration fees.................   1,222,825       500,069       509,668
 Distribution fees (Investment
  Shares)............................         853           337            56
 Fund accounting fees................     107,963        43,578        46,381
 Other expenses......................     154,485        96,505        56,038
                                      -----------   -----------   -----------
  Total expenses before waivers......   4,204,268     1,751,627     1,745,668
  Less: expenses voluntarily waived..    (560,934)     (663,889)     (255,389)
                                      -----------   -----------   -----------
  Net Expenses.......................   3,643,334     1,087,738     1,490,279
                                      -----------   -----------   -----------
NET INVESTMENT INCOME................  39,995,950    16,450,174    10,391,240
                                      -----------   -----------   -----------
NET REALIZED GAINS ON INVESTMENTS....          21            --             1
                                      -----------   -----------   -----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS..................... $39,995,971   $16,450,174   $10,391,241
                                      ===========   ===========   ===========

                       See Notes to Financial Statements.

                                  STATEMENTS OF CHANGES IN NET ASSETS
[LOGO OF KENT FUNDS]

                              Growth and Income Fund          Index Equity Fund
                            ----------------------------  --------------------------
                             Year ended     Year ended     Year ended    Year ended
                            December 31,   December 31,   December 31,  December 31,
                                2000           1999           2000          1999
                            ------------   ------------   ------------  ------------
NET ASSETS at beginning of
 period...................  $ 880,750,624  $ 878,285,832  $923,615,656  $809,351,352
                            -------------  -------------  ------------  ------------
Increase (decrease) in net
 assets resulting from
 operations:
 Net investment income....      2,594,436      5,636,572     7,350,137     7,820,895
 Net realized gains on
  investments.............     38,593,852     62,171,224       239,878    25,507,087
 Net realized losses on
  futures contracts.......       (363,488)    (3,007,540)     (428,073)     (329,602)
 Net change in unrealized
  appreciation/depreciation
  of investments and
  futures contracts.......   (125,492,987)    83,278,426   (94,723,033)  128,549,533
                            -------------  -------------  ------------  ------------
 Net increase/(decrease)
  in net assets resulting
  from operations.........    (84,668,187)   148,078,682   (87,561,091)  161,547,913
                            -------------  -------------  ------------  ------------
Dividends and
 distributions to
 shareholders from:
Institutional:
 Net investment income....     (2,548,111)    (5,416,138)   (7,076,457)   (7,530,646)
 In excess of net
  investment income.......         (6,222)            --            --            --
 Net realized gains on
  investments.............    (51,163,346)   (33,829,516)   (5,820,368)  (18,771,791)
 In excess of net realized
  gains on investments....             --             --    (4,114,283)           --
                            -------------  -------------  ------------  ------------
  Total dividends and
   distributions --
    Institutional Shares..    (53,717,679)   (39,245,654)  (17,011,108)  (26,302,437)
                            -------------  -------------  ------------  ------------
Investment:
 Net investment income....        (57,175)      (205,647)     (239,760)     (287,641)
 In excess of net
  investment income.......           (140)            --            --            --
 Net realized gains on
  investments.............     (3,833,904)    (2,250,860)     (296,364)     (999,490)
 In excess of net realized
  gains on investments....             --             --      (209,492)           --
                            -------------  -------------  ------------  ------------
  Total dividends and
   distributions --
    Investment Shares.....     (3,891,219)    (2,456,507)     (745,616)   (1,287,131)
                            -------------  -------------  ------------  ------------
  Total dividends and
   distributions to
   shareholders...........    (57,608,898)   (41,702,161)  (17,756,724)  (27,589,568)
                            -------------  -------------  ------------  ------------
Net increase/(decrease)
 from capital
 transactions.............    (65,766,597)  (103,911,729)   81,279,369   (19,694,041)
                            -------------  -------------  ------------  ------------
 Net increase/(decrease)
  in net assets...........   (208,043,682)     2,464,792   (24,038,446)  114,264,304
                            -------------  -------------  ------------  ------------
NET ASSETS at end of
 period...................  $ 672,706,942  $ 880,750,624  $899,577,210  $923,615,656
                            =============  =============  ============  ============

                       See Notes to Financial Statements.

                                  STATEMENTS OF CHANGES IN NET ASSETS

                            Large Company Growth Fund   Small Company Growth Fund    International Growth Fund
                            -------------------------   -------------------------    ---------------------------
                             Year ended   Period ended   Year ended    Year ended     Year ended     Year ended
                            December 31,  December 31,  December 31,  December 31,   December 31,   December 31,
                                2000        1999 (a)        2000          1999           2000           1999
                            ------------  ------------  ------------  ------------   ------------   ------------
NET ASSETS at beginning of
 period...................  $183,511,880  $         --  $772,709,655  $ 783,790,477  $ 594,847,537  $540,889,186
                            ------------  ------------  ------------  -------------  -------------  ------------
Increase (decrease) in net
 assets resulting from
 operations:
 Net investment income
  (loss)..................       774,880       120,200      (938,801)       937,964      2,756,328     3,840,882
 Net realized
  gains/(losses) on
  investments and foreign
  currency transactions...    (4,378,354)      (10,214)   11,595,675     (3,554,306)     4,408,276    10,022,188
 Net realized
  gains/(losses) on
  futures contracts.......    (1,642,873)      323,696      (989,500)     2,801,428       (394,725)           --
 Net change in unrealized
  appreciation/depreciation
  of investments, futures
  contracts and
  translation of assets
  and liabilities in
  foreign currencies......   (37,528,239)   23,613,404    (5,904,445)   169,748,364   (116,377,503)  123,104,119
                            ------------  ------------  ------------  -------------  -------------  ------------
 Net increase/(decrease)
  in net assets resulting
  from operations.........   (42,774,586)   24,047,086     3,762,929    169,933,450   (109,607,624)  136,967,189
                            ------------  ------------  ------------  -------------  -------------  ------------
Dividends and
 distributions to
 shareholders from:
Institutional:
 Net investment income....      (761,144)     (133,404)         (816)      (937,948)    (1,902,974)   (3,751,764)
 In excess of net
  investment income.......            --            --       (11,911)            --             --       (32,244)
 Net realized gains on
  investments.............      (144,863)     (154,978)   (7,709,880)   (14,995,703)   (11,154,898)  (21,132,304)
 In excess of net realized
  gains on investments....      (297,114)           --            --       (596,642)    (1,511,856)           --
                            ------------  ------------  ------------  -------------  -------------  ------------
  Total dividends and
   distributions --
   Institutional Shares...    (1,203,121)     (288,382)   (7,722,607)   (16,530,293)   (14,569,728)  (24,916,312)
                            ------------  ------------  ------------  -------------  -------------  ------------
Investment:
 Net investment income....          (406)          (62)           --             --        (16,663)      (89,117)
 In excess of net
  investment income.......            --            --            --             --             --          (766)
 Net realized gains on
  investments.............          (265)         (110)     (268,626)      (467,806)      (317,732)     (495,222)
 In excess of net realized
  gains on investments....          (544)           --            --        (18,613)       (43,063)           --
                            ------------  ------------  ------------  -------------  -------------  ------------
  Total dividends and
   distributions --
   Investment Shares......        (1,215)         (172)     (268,626)      (486,419)      (377,458)     (585,105)
                            ------------  ------------  ------------  -------------  -------------  ------------
  Total dividends and
   distributions to
   shareholders...........    (1,204,336)     (288,554)   (7,991,233)   (17,016,712)   (14,947,186)  (25,501,417)
                            ------------  ------------  ------------  -------------  -------------  ------------
Net increase/(decrease)
 from capital
 transactions.............   135,054,449   159,753,348    61,508,162   (163,997,560)   131,975,995   (57,507,421)
                            ------------  ------------  ------------  -------------  -------------  ------------
 Net increase/(decrease)
  in net assets...........    91,075,527   183,511,880    57,279,858    (11,080,822)     7,421,185    53,958,351
                            ------------  ------------  ------------  -------------  -------------  ------------
NET ASSETS at end of
 period...................  $274,587,407  $183,511,880  $829,989,513  $ 772,709,655  $ 602,268,722  $594,847,537
                            ============  ============  ============  =============  =============  ============

-------
(a) For the period from October 19, 1999 (commencement of operations) to December 31, 1999.

                       See Notes to Financial Statements.

                                  STATEMENTS OF CHANGES IN NET ASSETS
[LOGO OF KENT FUNDS]

                                   Income Fund            Intermediate Bond Fund       Short Term Bond Fund
                            --------------------------  ---------------------------  --------------------------
                             Year ended    Year ended    Year ended     Year ended    Year ended    Year ended
                            December 31,  December 31,  December 31,   December 31,  December 31,  December 31,
                                2000          1999          2000           1999          2000          1999
                            ------------  ------------  ------------   ------------  ------------  ------------
NET ASSETS at beginning of
 period...................  $305,630,512  $241,646,346  $ 855,056,723  $897,892,875  $176,777,192  $145,355,056
                            ------------  ------------  -------------  ------------  ------------  ------------
Increase (decrease) in net
 assets resulting from
 operations:
 Net investment income....    20,336,538    17,406,682     50,427,847    50,281,025     9,831,105     8,574,181
 Net realized losses on
  investments.............    (4,168,437)   (6,701,014)   (10,280,492)  (14,169,768)   (1,112,315)     (292,208)
 Net change in unrealized
  appreciation/depreciation
  of investments..........    18,889,406   (22,407,559)    31,271,146   (47,446,428)    4,114,746    (4,657,164)
                            ------------  ------------  -------------  ------------  ------------  ------------
 Net increase/(decrease)
  in net assets resulting
  from operations.........    35,057,507   (11,701,891)    71,418,501   (11,335,171)   12,833,536     3,624,809
                            ------------  ------------  -------------  ------------  ------------  ------------
Dividends and
 distributions to
 shareholders from:
Institutional:
 Net investment income....   (19,702,640)  (16,763,277)   (49,678,715)  (49,870,692)   (9,585,295)   (8,295,526)
 In excess of net
  investment income.......            --        (3,048)            --       (10,961)           --            --
 In excess of net realized
  gains on investments....            --      (278,297)            --            --            --            --
                            ------------  ------------  -------------  ------------  ------------  ------------
  Total dividends and
   distributions --
   Institutional Shares...   (19,702,640)  (17,044,622)   (49,678,715)  (49,881,653)   (9,585,295)   (8,295,526)
                            ------------  ------------  -------------  ------------  ------------  ------------
Investment:
 Net investment income....      (593,993)     (643,405)      (665,799)     (654,403)     (229,130)     (275,645)
 In excess of net
  investment income.......            --          (117)            --          (144)           --            --
 In excess of net realized
  gains on investments....            --       (12,034)            --            --            --            --
                            ------------  ------------  -------------  ------------  ------------  ------------
  Total dividends and
   distributions --
   Investment Shares......      (593,993)     (655,556)      (665,799)     (654,547)     (229,130)     (275,645)
                            ------------  ------------  -------------  ------------  ------------  ------------
  Total dividends and
   distributions to
   shareholders...........   (20,296,633)  (17,700,178)   (50,344,514)  (50,536,200)   (9,814,425)   (8,571,171)
                            ------------  ------------  -------------  ------------  ------------  ------------
Net increase/(decrease)
 from capital
 transactions.............   (18,635,883)   93,386,235   (152,555,279)   19,035,219    (6,500,778)   36,368,498
                            ------------  ------------  -------------  ------------  ------------  ------------
 Net increase/(decrease)
  in net assets...........    (3,875,009)   63,984,166   (131,481,292)  (42,836,152)   (3,481,667)   31,422,136
                            ------------  ------------  -------------  ------------  ------------  ------------
NET ASSETS at end of
 period...................  $301,755,503  $305,630,512  $ 723,575,431  $855,056,723  $173,295,525  $176,777,192
                            ============  ============  =============  ============  ============  ============

                       See Notes to Financial Statements.

                                  STATEMENTS OF CHANGES IN NET ASSETS

                                    Tax-Free                  Intermediate             Michigan Municipal
                                   Income Fund                Tax-Free Fund                 Bond Fund
                            --------------------------  --------------------------  --------------------------
                             Year ended    Year ended    Year ended    Year ended    Year ended    Year ended
                            December 31,  December 31,  December 31,  December 31,  December 31,  December 31,
                                2000          1999          2000          1999          2000          1999
                            ------------  ------------  ------------  ------------  ------------  ------------
NET ASSETS at beginning of
 period...................  $123,606,111  $130,170,230  $306,693,718  $300,521,904  $106,985,205  $123,902,863
                            ------------  ------------  ------------  ------------  ------------  ------------
Increase (decrease) in net
 assets resulting from
 operations:
 Net investment income....     6,212,690     5,442,101    12,587,716    13,122,259     4,071,010     4,611,338
 Net realized
  gains/(losses) on
  investments.............     1,706,113    (1,090,627)    2,030,431    (1,498,246)      302,823        41,857
 Net change in unrealized
  appreciation/depreciation
  of investments..........     8,166,323    (8,469,132)    9,034,600   (14,931,504)    1,410,534    (3,892,509)
                            ------------  ------------  ------------  ------------  ------------  ------------
 Net increase/(decrease)
  in net assets resulting
  from operations.........    16,085,126    (4,117,658)   23,652,747    (3,307,491)    5,784,367       760,686
                            ------------  ------------  ------------  ------------  ------------  ------------
Dividends and
 distributions to
 shareholders from:
Institutional:
 Net investment income....    (6,139,934)   (5,367,030)  (12,515,752)  (12,913,338)   (3,957,578)   (4,434,362)
 In excess of net
  investment income.......            --        (1,169)      (10,174)       (2,699)      (44,528)         (175)
 Net realized gains on
  investments.............            --            --            --            --      (126,960)      (12,125)
 In excess of net realized
  gains on investments....            --      (108,848)           --      (297,654)           --            --
                            ------------  ------------  ------------  ------------  ------------  ------------
  Total dividends and
   distributions --
   Institutional Shares...    (6,139,934)   (5,477,047)  (12,525,926)  (13,213,691)   (4,129,066)   (4,446,662)
                            ------------  ------------  ------------  ------------  ------------  ------------
Investment:
 Net investment income....       (68,732)      (75,485)     (120,839)     (163,183)     (151,534)     (197,142)
 In excess of net
  investment income.......            --           (16)          (98)          (34)       (1,705)           (8)
 Net realized gains on
  investments.............            --            --            --            --        (5,368)         (534)
 In excess of net realized
  gains on investments....            --        (1,661)           --        (3,898)           --            --
                            ------------  ------------  ------------  ------------  ------------  ------------
  Total dividends and
   distributions --
   Investment Shares......       (68,732)      (77,162)     (120,937)     (167,115)     (158,607)     (197,684)
                            ------------  ------------  ------------  ------------  ------------  ------------
  Total dividends and
   distributions to
   shareholders...........    (6,208,666)   (5,554,209)  (12,646,863)  (13,380,806)   (4,287,673)   (4,644,346)
                            ------------  ------------  ------------  ------------  ------------  ------------
Net increase/(decrease)
 from capital
 transactions.............     1,180,284     3,107,748   (57,784,670)   22,860,111   (16,926,778)  (13,033,998)
                            ------------  ------------  ------------  ------------  ------------  ------------
 Net increase/(decrease)
  in net assets...........    11,056,744    (6,564,119)  (46,778,786)    6,171,814   (15,430,084)  (16,917,658)
                            ------------  ------------  ------------  ------------  ------------  ------------
NET ASSETS at end of
 period...................  $134,662,855  $123,606,111  $259,914,932  $306,693,718  $ 91,555,121  $106,985,205
                            ============  ============  ============  ============  ============  ============

                       See Notes to Financial Statements.

                                  STATEMENTS OF CHANGES IN NET ASSETS
[LOGO OF KENT FUNDS]

                                                            Government              Michigan Municipal
                             Money Market Fund           Money Market Fund           Money Market Fund
                         --------------------------  --------------------------  --------------------------
                          Year ended    Year ended    Year ended    Year ended    Year ended    Year ended
                         December 31,  December 31,  December 31,  December 31,  December 31,  December 31,
                             2000          1999          2000          1999          2000          1999
                         ------------  ------------  ------------  ------------  ------------  ------------
NET ASSETS at beginning
 of period.............. $656,911,792  $697,127,619  $215,520,656  $167,015,544  $293,276,959  $323,617,493
                         ------------  ------------  ------------  ------------  ------------  ------------
Increase in net assets
 resulting from
 operations:
 Net investment income..   39,995,950    31,499,445    16,450,174     9,453,668    10,391,240     8,826,013
 Net realized
  gains/(losses) on
  investments...........           21          (162)           --            --             1            --
                         ------------  ------------  ------------  ------------  ------------  ------------
 Net increase in net
  assets resulting from
  operations............   39,995,971    31,499,283    16,450,174     9,453,668    10,391,241     8,826,013
                         ------------  ------------  ------------  ------------  ------------  ------------
Dividends and
 distributions to
 shareholders from:
Institutional:
 Net investment income..  (39,894,678)  (31,404,991)  (16,436,987)   (9,447,725)  (10,379,214)   (8,806,391)
                         ------------  ------------  ------------  ------------  ------------  ------------
  Total dividends and
   distributions --
   Institutional
   Shares...............  (39,894,678)  (31,404,991)  (16,436,987)   (9,447,725)  (10,379,214)   (8,806,391)
                         ------------  ------------  ------------  ------------  ------------  ------------
Investment:
 Net investment income..     (101,272)      (94,454)      (13,187)       (5,943)      (12,026)      (19,621)
                         ------------  ------------  ------------  ------------  ------------  ------------
  Total dividends and
   distributions --
   Investment Shares....     (101,272)      (94,454)      (13,187)       (5,943)      (12,026)      (19,621)
                         ------------  ------------  ------------  ------------  ------------  ------------
  Total dividends and
   distributions to
   shareholders.........  (39,995,950)  (31,499,445)  (16,450,174)   (9,453,668)  (10,391,240)   (8,826,012)
                         ------------  ------------  ------------  ------------  ------------  ------------
Net increase/(decrease)
 from capital
 transactions...........   73,471,888   (40,215,665)   96,074,998    48,505,112     2,102,411   (30,340,535)
                         ------------  ------------  ------------  ------------  ------------  ------------
 Net increase/(decrease)
  in net assets.........   73,471,909   (40,215,827)   96,074,998    48,505,112     2,102,412   (30,340,534)
                         ------------  ------------  ------------  ------------  ------------  ------------
NET ASSETS at end of
 period................. $730,383,701  $656,911,792  $311,595,654  $215,520,656  $295,379,371  $293,276,959
                         ============  ============  ============  ============  ============  ============

                       See Notes to Financial Statements.

                                  NOTES TO FINANCIAL STATEMENTS

1.Organization

 The Kent Funds (the "Trust") was organized as a Massachusetts business trust on May 9, 1986, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest without par value. The Trust may issue more than one series of shares and it may create one or more classes of shares within each series. Each share in each series or class has identical voting, dividend, liquidation and other rights, except in matters affecting only a particular series or class, in which case only shares of the affected series or class are entitled to vote. As of the date of this report, the Trust offered eighteen separate series, each with its own investment objective.

 The accompanying financial statements and financial highlights are those of the following: Kent Growth and Income Fund, Kent Index Equity Fund, Kent Large Company Growth Fund, Kent Small Company Growth Fund, Kent International Growth Fund, Kent Income Fund, Kent Intermediate Bond Fund, Kent Short Term Bond Fund, Kent Tax-Free Income Fund, Kent Intermediate Tax-Free Fund, Kent Michi-gan Municipal Bond Fund, Kent Money Market Fund, Kent Government Money Market Fund and Kent Michigan Municipal Money Market Fund (individually, a "Fund" and collectively, the "Funds"). Each Fund currently has two classes of shares:
Investment Shares and Institutional Shares.

 The investment objectives of the Funds are as follows:

 Growth and Income Fund -- To seek long-term capital growth with current income as a secondary objective.

 Index Equity Fund -- To seek long-term capital appreciation with current income as a secondary objective.

 Large Company Growth Fund -- To seek long-term capital appreciation.

 Small Company Growth Fund -- To seek long-term capital appreciation.

 International Growth Fund -- To seek long-term capital appreciation.

 Income Fund -- To seek current income.

 Intermediate Bond Fund -- To seek current income.

 Short Term Bond Fund -- To seek current income.

 Tax-Free Income Fund -- To seek current income that is exempt from federal income tax.

 Intermediate Tax-Free Fund -- To seek current income that is exempt from fed-eral income tax.

 Michigan Municipal Bond Fund -- To seek current income that is exempt from federal income tax and Michigan personal income tax.

 Money Market Fund -- To seek current income.

 Government Money Market Fund -- To seek current income.

 Michigan Municipal Money Market Fund -- To seek current income that is exempt from federal income tax and Michigan personal income tax.

2.Significant Accounting Policies

 The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual amounts could differ from those estimates.

Security Valuation: Securities in the Money Market Fund, Government Money Mar-ket Fund and Michigan Municipal Money Market Fund (the "Money Market Funds") are valued utilizing the amortized cost valuation method permitted in accor-dance with Rule 2a-7 under the 1940 Act, which approximates market value. This method involves valuing a security initially at its cost on the date of pur-chase and thereafter assuming a constant amortization to maturity of the dif-ference between the principal amount due at maturity and initial cost. Invest-ments in investment companies are valued at their respective net asset values as reported by such companies.

 In the Income Fund, Intermediate Bond Fund, Short Term Bond Fund, Tax-Free Income Fund, Intermediate Tax-Free Fund and Michigan Municipal Bond Fund, cor-porate debt securities, municipal securities and debt securities of the U.S. government and its agencies (other than short-term investments maturing in 60 days or less) are valued on the basis of valuations provided by dealers or by an independent pricing service selected by the Funds' investment adviser, Lyon Street Asset Management Company ("Lyon Street"), and approved by the Board of Trustees. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates market value. Investments in investment companies are valued at their respective net asset values as reported by such companies. All other securities and other assets are appraised at their fair value as determined in good faith under

[LOGO OF KENT FUNDS]

consistently applied procedures approved by and under the general supervision of the Board of Trustees.

 The Growth and Income Fund, Index Equity Fund, Large Company Growth Fund, Small Company Growth Fund and International Growth Fund value listed securi-ties at the last sales price on the principal exchange where such securities are traded. Listed securities for which last sales prices are not available are valued at the last bid price. Unlisted securities on the National Market System (NMS) are valued at the last sales price or, in the absence of any sales, the last bid price in the principal market where such securities trade. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates market value. Investments in investment companies are valued at their respective net asset values as reported by such companies. All other securities and other assets are appraised at their fair value as deter-mined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Repurchase Agreements: Each Fund may agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Secu-rities subject to repurchase agreements are held either by the Trust's custo-dian and other banks acting in a subcustodian capacity or in the Federal Reserve/Treasury Book-Entry System. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of the default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Foreign Currency Translation: Investments and other assets and liabilities denominated in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Realized gains and losses on for-eign investments and foreign income and expenses are converted into U.S. dol-lars based upon exchange rates prevailing on the respective dates of such transactions. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

 Foreign currency-denominated receivables and payables are "marked-to-market" using the current exchange rate. The fluctuation between the original exchange rate and the current exchange rate is recorded as unrealized currency gain or loss. Upon receipt of payment, a Fund realizes a gain or loss on foreign cur-rency amounting to the difference between the original value and the ending value of the receivable or payable.

Futures Contracts: The Funds (except for the Money Market Funds) may invest in futures contracts. The use of futures contracts involves, to varying degrees, elements of market risk and risks in excess of the amount recognized in the Statements of Assets and Liabilities. The face or contract amounts reflect the extent of the involvement the Funds have in the particular classes of instru-ments. Risks include an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities and inter-est rates. Risks may also arise if there is an illiquid secondary market for the instruments or if counterparties are unable to perform under the terms of the contract.

 To the extent that a Fund enters into futures contracts on an index or group of securities, the Fund exposes itself to an indeterminate liability. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount ("initial margin") equal to a certain percentage of the contract value with a broker. Subsequent payments ("variation margin") equal to changes in the daily settlement price or last sale on the exchanges where they trade are paid or received each day and are recorded as a gain or loss on futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Forward Foreign Currency Exchange Contracts: The International Growth Fund may enter into forward foreign currency exchange contracts. The purpose of these contracts is to hedge against fluctuation in the value of the underlying cur-rency of certain Fund investments. A forward foreign currency exchange con-tract is an agreement to purchase or sell a specified currency at a specified price on a future date. Risks associated with the contract include changes in the value of the foreign currency relative to the U.S. dollar and/or the counterparty's potential inability to perform under the contract.

 The forward foreign currency exchange contracts are valued daily using the current exchange rate of the underlying currency with any fluctuations recorded as unrealized gains or losses. Realized gains or losses are recog-nized when entering a closing or offsetting forward foreign currency exchange contract with the same settlement date and broker.

Forward Commitments and When-Issued Securities: Each Fund may purchase securi-ties on a "when-issued" basis or purchase or sell securities on a forward com-mitment (sometimes called delayed delivery) basis. A Fund will purchase secu-rities on a when-issued basis or purchase or sell securities on a forward com-mitment basis only with the intention of completing the transaction and actu-ally purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or negotiate a commitment after entering into it. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date.

 Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

 When a Fund purchases securities on a when-issued or forward commitment basis, the Trust's custodian will maintain in a segregated account cash or other liquid securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. In the case of a forward com-mitment to sell portfolio securities, the custodian will hold the portfolio securities themselves in a segregated account while the commitment is out-standing. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued and forward commitment transactions.

Securities Lending: Each Fund may lend portfolio securities valued up to one-third of its total assets (including the value of the collateral received for the loan), pursuant to agreements requiring that the loan be continuously secured by collateral, which may consist of cash, securities issued or guaran-teed by the U.S. Government or its agencies or instrumentalities, irrevocable bank letters or credit or any other liquid high-grade short-term instrument approved for use as collateral by the Securities and Exchange Commission (or any combination there of). The Funds continue to earn interest on securities loaned while simultaneously seeking to earn interest on the investment of col-lateral. Collateral is marked to market daily to provide a level of collateral at least equal to the prior day market value of securities loaned.

 When cash is received as collateral for securities loaned, the Funds may invest such cash in short-term U.S. Government securities, repurchase agree-ments, or other securities with maturities equal to or less than maturity date of the applicable lending transaction. The cash or subsequent short-term investments are recorded as assets of the Funds, offset by a corresponding liability to repay the cash at the termination of the loan. Fixed income secu-rities received as collateral are not recorded as an asset or liability of the Fund because the Fund does not have effective control of such securities.

 There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financial-ly. However, loans will be made only to borrowers deemed by Lyon Street to be of good standing under guidelines established by the Board of Trustees and when, in Lyon Street's judgment, the income to be earned from the loan justi-fies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments. As of December 31, 2000, the following Funds had securities on loan with the following market values and collateral amounts (amounts in thou-sands):

                                                            Average Value of
                                             Market Value  Securities on Loan
                               Market Value   of Loaned   during the year ended
                               of Collateral  Securities    December 31, 2000
                               ------------- ------------ ---------------------
Growth and Income Fund........    $10,051      $ 9,568           $16,629
Index Equity Fund.............     42,219       39,810            27,162
Small Company Growth Fund.....    129,135      119,706            99,197
International Growth Fund.....     37,260       35,927            53,643
Income Fund...................     74,680       73,042            42,025
Intermediate Bond Fund........    133,979      131,054           157,683
Short Term Bond Fund..........     27,460       26,842            23,852

 At December 31, 2000, each Fund's loaned securities were fully collateralized by cash, which were reinvested in short-term securities.

Mortgage Dollar Roll Transactions: The Income Fund and Intermediate Bond Fund may engage in dollar roll transactions. In a dollar roll transaction, the Fund sells a mortgage-backed security and simultaneously agrees to repurchase a similar security on a specified future date at an agreed upon price. During the roll period, the Fund will not be entitled to receive any interest or principal paid on the securities sold. The Fund is compensated for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. When the Portfolio enters into a mort-gage dollar roll transaction, liquid assets in an amount sufficient to pay for the future repurchase are segregated with the custodian.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

[LOGO OF KENT FUNDS]


Dividends and Distributions to Shareholders: The Money Market Funds declare dividends daily from net investment income and pay such dividends monthly. The other Funds declare and distribute dividends from net investment income month-ly, with the exception of the Growth and Income Fund, Index Equity Fund, and Large Company Growth Fund which declare and pay dividends quarterly while Small Company Growth Fund and International Growth Fund declare and pay divi-dends annually. Net realized capital gains, if any, are distributed at least annually.

 The amounts of income and capital gains to be distributed are determined in accordance with income tax regulations. Such amounts may vary from income and capital gains recognized in accordance with accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these dif-ferences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns and distributions) such amounts are reclassified within the composi-tion of net assets based on their federal tax-basis treatment; temporary dif-ferences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as divi-dends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net real-ized gains for tax purposes, they are reported as distributions of paid-in-capital.

 As of December 31, 2000, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments to paid-in capi-tal:

                                                    Accumulated
                                                   Undistributed   Accumulated
                                                   (Distributions Undistributed
                                                   in Excess of)   Net Realized
                                                   Net Investment Gains/(Losses)
                                                       Income     on Investments
                                                   -------------- --------------
Growth and Income Fund............................   $      --     $(9,845,223)
Index Equity Fund.................................       5,200          (5,200)
Large Company Growth Fund.........................       1,049          (1,049)
Small Company Growth Fund.........................     935,838          (1,579)
International Growth Fund.........................    (521,969)        521,969
Tax-Free Income Fund..............................       3,325          (3,325)
Intermediate Tax-Free Fund........................      28,663         (29,218)
Michigan Municipal Bond Fund......................      52,250         (52,250)

Federal Income Taxes: For federal income tax purposes, each Fund is treated as a separate entity for the purpose of determining its qualification as a regu-lated investment company under the Internal Revenue Code (the "Code"). It is the policy of each Fund to meet the requirements of the Code applicable to regulated investment companies, including the requirement that it distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

 Withholding taxes on foreign dividends have been paid or provided for in accordance with the applicable country's tax rules and rates.

Expenses: Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one series of the Trust are allocated among the respective series based upon relative net assets or another appropriate basis. In addition, investors in Investment Shares will pay the expenses directly attributable to the Investment Shares as a class, and investors in Institutional Shares will pay the expenses directly attribut-able to the Institutional Shares as a class.

3.Related Party Transactions

 The Funds are advised by Lyon Street. Lyon Street is entitled to receive a fee, computed daily and paid monthly, based on each Fund's average daily net assets.

 Old Kent Securities Corporation, 111 Lyon Street NW, Grand Rapids, Michigan 49503 ("OKSC"), serves as the Administrator, Fund Accountant and Transfer Agent to the Trust. As compensation for the services and facilities provided to the Trust pursuant to the Administration Agreement, OKSC is entitled to receive an annual fee, payable monthly as one twelfth of the annual fee, based on the Trust's aggregate average daily net assets as follows: up to $5.0 bil-lion-0.185% of such assets; between $5.0 and $7.5 billion-0.165% of such assets; and over $7.5 billion-0.135% of such assets, provided, however, that such annual fee shall be subject to an annual minimum fee of $45,000 per Fund that is applicable to Funds of the Trust. As compensation for the services provided to the Trust pursuant to the Fund Accounting Agreement, OKSC is enti-tled to receive a fee computed daily at the annual rate of 0.015% of the Trust's average daily net assets, provided, however, that such annual fee shall be subject to an annual minimum fee of $5,000 per Fund that is applica-ble to Funds of the Trust. As compensation for the services provided to the Trust pursuant to the Transfer Agency Agreement, OKSC is entitled to receive an annual fee of $16.50 per account for active accounts and $7.50 per account for closed accounts, provided, however, that such annual fee shall be subject to an annual minimum fee of $15,000 per Fund that is applicable to Funds of the Trust.

 BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 ("BISYS"), provides certain administrative services to the Trust pursuant to agreements between

OKSC and BISYS. As compensation for the services provided by it under the Sub-Administration Agreement, Sub-Fund Accounting Agreement and Sub-Transfer Agency Agreement, BISYS is entitled to receive a fee from OKSC computed daily as a percentage of the Trust's average daily net assets. Pursuant to the Sub-Transfer Agency Agreement, BISYS is also entitled to receive from OKSC per account annual processing fees for all Trust accounts in excess of 22,000 accounts. The fees paid to BISYS by OKSC for such services come out of OKSC's fees and are not an additional charge to the Funds.

 Kent Fund Distributors, Inc. ("KFDI"), 3435 Stelzer Road, Columbus, Ohio 43219, is the distributor of the Funds' shares. KFDI and BISYS are each a wholly-owned subsidiary of the BISYS Group, Inc.

 The Trust has adopted a distribution plan (the "Plan") on behalf of the Investment Shares of the Funds pursuant to Rule 12b-1 of the 1940 Act. The Plan provides for payments to the Funds' distributor of up to 0.25% of the average daily net assets of the Investment Shares of the Funds.

 Information regarding these transactions is as follows for the year ended December 31, 2000:

                                                                           Distribution-
                                                                   Fund     Investment   Transfer
                           Investment Advisory   Administration Accounting    Shares      Agent
                          ---------------------- -------------- ---------- ------------- --------
                           Annual fee
                             before
                          voluntary fee
                           reductions    Waived      Waived       Waived      Waived      Waived
                          ------------- -------- -------------- ---------- ------------- --------
Growth and Income Fund..      0.70%     $     --    $     --     $ 41,839     $   --     $   654
Index Equity Fund.......      0.30%      464,505     575,314      139,341         --          --
Large Company Growth
 Fund...................      0.70%           --          --       11,575         --       6,327
Small Company Growth
 Fund...................      0.70%           --          --       41,613         --          --
International Growth
 Fund...................      0.75%           --          --       30,459         --          --
Income Fund.............      0.60%           --          --       15,980         --      10,435
Intermediate Bond Fund..      0.55%           --          --       42,528         --          --
Short Term Bond Fund....      0.50%           --          --        8,209      3,938       8,868
Tax-Free Income Fund....      0.55%           --          --        6,754         --      10,716
Intermediate Tax-Free
 Fund...................      0.50%           --          --       15,045         --      12,271
Michigan Municipal Bond
 Fund...................      0.45%           --          --        5,150      3,736      11,052
Money Market Fund.......      0.40%           --     459,013      101,921         --          --
Government Money Market
 Fund...................      0.40%      439,056     172,800       41,664         --      10,369
Michigan Municipal Money
 Market Fund............      0.40%           --     206,157       42,503         --       6,729

 Certain officers of the Trust are affiliated with BISYS and Lyon Street. Such officers receive no direct payments or fees from the Trust for serving as officers.

 Expenses for the Trust include legal fees paid to Drinker Biddle & Reath LLP. A partner of that firm serves as Assistant Secretary of the Trust.

4.Capital Share Transactions

 Transactions in shares of the Funds are summarized below:

                           Growth and Income Fund           Index Equity Fund
                         ----------------------------  ----------------------------
                          Year ended     Year ended     Year ended     Year ended
                         December 31,   December 31,   December 31,   December 31,
                             2000           1999           2000           1999
                         -------------  -------------  -------------  -------------
DOLLAR AMOUNTS
Institutional:
 Shares issued.......... $ 165,613,875  $ 277,819,798  $ 257,816,998  $ 199,778,408
 Reinvestment of
  distributions.........    20,641,406     15,842,666     13,119,006     20,227,589
 Shares redeemed........  (252,012,517)  (398,650,525)  (185,813,133)  (242,642,155)
                         -------------  -------------  -------------  -------------
  Net increase
   (decrease) from
   Institutional capital
   transactions.........   (65,757,236)  (104,988,061)    85,122,871    (22,636,158)
                         -------------  -------------  -------------  -------------
Investment:
 Shares issued..........    22,109,284     17,701,397     14,620,202     13,670,782
 Reinvestment of
  distributions.........     3,802,188      2,410,451        726,531      1,267,722
 Shares redeemed........   (25,920,833)   (19,035,516)   (19,190,235)   (11,996,387)
                         -------------  -------------  -------------  -------------
  Net increase
   (decrease) from
   Investment capital
   transactions.........        (9,361)     1,076,332     (3,843,502)     2,942,117
                         -------------  -------------  -------------  -------------
  Total net increase
   (decrease) from
   capital
   transactions......... $ (65,766,597) $(103,911,729) $  81,279,369  $ (19,694,041)
                         =============  =============  =============  =============
SHARE ACTIVITY
Institutional:
 Shares issued..........     8,874,567     14,599,481      9,522,262      7,671,249
 Reinvestment of
  distributions.........     1,090,169        826,101        475,123        759,240
 Shares redeemed........   (13,131,374)   (21,073,132)    (6,762,488)    (9,310,489)
                         -------------  -------------  -------------  -------------
  Net increase
   (decrease) from
   Institutional share
   transactions.........    (3,166,638)    (5,647,550)     3,234,897       (880,000)
                         -------------  -------------  -------------  -------------
Investment:
 Shares issued..........     1,198,508        927,802        533,481        521,404
 Reinvestment of
  distributions.........       204,345        126,161         26,124         47,372
 Shares redeemed........    (1,417,325)      (994,683)      (703,705)      (455,348)
                         -------------  -------------  -------------  -------------
  Net increase
   (decrease) from
   Investment share
   transactions.........       (14,472)        59,280       (144,100)       113,428
                         -------------  -------------  -------------  -------------
  Total net increase
   (decrease) from share
   transactions.........    (3,181,110)    (5,588,270)     3,090,797       (766,572)
                         =============  =============  =============  =============

[LOGO OF KENT FUNDS]


Capital Share Transactions

 Transactions in shares of the Funds are summarized below:

                         Large Company Growth Fund    Small Company Growth Fund     International Growth Fund
                         --------------------------  ----------------------------  ----------------------------
                          Year ended   Period ended   Year ended     Year ended     Year ended     Year ended
                         December 31,  December 31,  December 31,   December 31,   December 31,   December 31,
                             2000        1999 (a)        2000           1999           2000           1999
                         ------------  ------------  -------------  -------------  -------------  -------------
DOLLAR AMOUNTS
Institutional:
 Shares issued.......... $186,861,465  $169,096,866  $ 295,468,117  $ 154,201,918  $ 312,857,477  $ 126,955,671
 Shares issued in
  conversion............           --       940,516             --             --             --             --
 Reinvestment of
  distributions.........      626,488       166,586      3,772,717      8,812,315      6,473,294     11,794,384
 Shares redeemed........  (52,866,304)  (10,690,724)  (236,942,015)  (324,647,618)  (189,897,346)  (196,202,032)
                         ------------  ------------  -------------  -------------  -------------  -------------
  Net increase
   (decrease) from
   Institutional capital
   transactions.........  134,621,649   159,513,244     62,298,819   (161,633,385)   129,433,425    (57,451,977)
                         ------------  ------------  -------------  -------------  -------------  -------------
Investment:
 Shares issued..........      723,309       239,932     20,344,645     13,329,530    152,883,976     22,160,970
 Reinvestment of
  distributions.........        1,073           172        257,194        479,211        347,875        574,449
 Shares redeemed........     (291,582)           --    (21,392,496)   (16,172,916)  (150,689,281)   (22,790,863)
                         ------------  ------------  -------------  -------------  -------------  -------------
  Net increase
   (decrease) from
   Investment capital
   transactions.........      432,800       240,104       (790,657)    (2,364,175)     2,542,570        (55,444)
                         ------------  ------------  -------------  -------------  -------------  -------------
  Total net increase
   (decrease) from
   capital
   transactions......... $135,054,449  $159,753,348  $  61,508,162  $(163,997,560) $ 131,975,995  $ (57,507,421)
                         ============  ============  =============  =============  =============  =============
SHARE ACTIVITY
Institutional:
 Shares issued..........   16,520,338    16,269,657     15,094,030      9,832,586     18,470,818      7,713,913
 Shares issued in
  conversion............           --        94,052             --             --             --             --
 Reinvestment of
  distributions.........       54,569        14,463        208,598        639,280        363,007        757,883
 Shares redeemed........   (4,631,994)     (938,361)   (11,686,720)   (20,958,974)   (11,177,079)   (11,876,965)
                         ------------  ------------  -------------  -------------  -------------  -------------
  Net increase
   (decrease) from
   Institutional share
   transactions.........   11,942,913    15,439,811      3,615,908    (10,487,108)     7,656,746     (3,405,169)
                         ------------  ------------  -------------  -------------  -------------  -------------
Investment:
 Shares issued..........       63,203        21,339      1,034,297        806,814      8,954,015      1,283,948
 Reinvestment of
  distributions.........           93            15         14,333         35,153         19,976         37,200
 Shares redeemed........      (25,748)           --     (1,081,524)      (996,153)    (8,784,797)    (1,316,231)
                         ------------  ------------  -------------  -------------  -------------  -------------
  Net increase
   (decrease) from
   Investment share
   transactions.........       37,548        21,354        (32,894)      (154,186)       189,194          4,917
                         ------------  ------------  -------------  -------------  -------------  -------------
  Total net increase
   (decrease) from share
   transactions.........   11,980,461    15,461,165      3,583,014    (10,641,294)     7,845,940     (3,400,252)
                         ============  ============  =============  =============  =============  =============

-------
(a) For the period from October 19, 1999 (commencement of operations) to December 31, 1999.

[LOGO OF KENT FUNDS]

Capital Share Transactions

 Transactions in shares of the Funds are summarized below:

                                Income Fund            Intermediate Bond Fund        Short Term Bond Fund
                         --------------------------  ----------------------------  --------------------------
                          Year ended    Year ended    Year ended     Year ended     Year ended    Year ended
                         December 31,  December 31,  December 31,   December 31,   December 31,  December 31,
                             2000          1999          2000           1999           2000          1999
                         ------------  ------------  -------------  -------------  ------------  ------------
DOLLAR AMOUNTS
Institutional:
 Shares issued.......... $ 71,502,728  $131,273,521  $ 200,230,874  $ 231,579,566  $ 65,254,812  $ 86,481,060
 Reinvestment of
  distributions.........    5,426,292     4,471,773     26,430,564     26,576,542     6,176,983     5,027,496
 Shares redeemed........  (91,195,967)  (43,505,533)  (376,506,253)  (239,190,951)  (76,800,219)  (53,745,218)
                         ------------  ------------  -------------  -------------  ------------  ------------
  Net increase
   (decrease) from
   Institutional capital
   transactions.........  (14,266,947)   92,239,761   (149,844,815)    18,965,157    (5,368,424)   37,763,338
                         ------------  ------------  -------------  -------------  ------------  ------------
Investment:
 Shares issued..........    2,270,094     4,937,662      3,174,372      4,714,196       392,596       607,835
 Reinvestment of
  distributions.........      569,894       630,110        625,419        612,835       215,153       262,804
 Shares redeemed........   (7,208,924)   (4,421,298)    (6,510,255)    (5,256,969)   (1,740,103)   (2,265,479)
                         ------------  ------------  -------------  -------------  ------------  ------------
  Net increase
   (decrease) from
   Investment capital
   transactions.........   (4,368,936)    1,146,474     (2,710,464)        70,062    (1,132,354)   (1,394,840)
                         ------------  ------------  -------------  -------------  ------------  ------------
  Total net increase
   (decrease) from
   capital
   transactions......... $(18,635,883) $ 93,386,235  $(152,555,279) $  19,035,219  $ (6,500,778) $ 36,368,498
                         ============  ============  =============  =============  ============  ============
SHARE ACTIVITY
Institutional:
 Shares issued..........    7,616,482    13,490,256     21,256,423     23,876,600     6,860,630     8,983,559
 Reinvestment of
  distributions.........      579,386       463,507      2,813,674      2,754,272       651,061       523,910
 Shares redeemed........   (9,673,225)   (4,473,527)   (40,073,944)   (24,651,218)   (8,097,355)   (5,582,626)
                         ------------  ------------  -------------  -------------  ------------  ------------
  Net increase
   (decrease) from
   Institutional share
   transactions.........   (1,477,357)    9,480,236    (16,003,847)     1,979,654      (585,664)    3,924,843
                         ------------  ------------  -------------  -------------  ------------  ------------
Investment:
 Shares issued..........      242,162       509,039        334,805        486,011        41,364        63,180
 Reinvestment of
  distributions.........       61,035        65,182         66,427         63,357        22,719        27,376
 Shares redeemed........     (763,694)     (457,311)      (686,055)      (542,512)     (183,713)     (234,980)
                         ------------  ------------  -------------  -------------  ------------  ------------
  Net increase
   (decrease) from
   Investment share
   transactions.........     (460,497)      116,910       (284,823)         6,856      (119,630)     (144,424)
                         ------------  ------------  -------------  -------------  ------------  ------------
  Total net increase
   (decrease) from share
   transactions.........   (1,937,854)    9,597,146    (16,288,670)     1,986,510      (705,294)    3,780,419
                         ============  ============  =============  =============  ============  ============

[LOGO OF KENT FUNDS]


Capital Share Transactions

 Transactions in shares of the Funds are summarized below:

                                                       Intermediate Tax-Free        Michigan Municipal
                           Tax-Free Income Fund                Fund                      Bond Fund
                         --------------------------  --------------------------  --------------------------
                          Year ended    Year ended    Year ended    Year ended    Year ended    Year ended
                         December 31,  December 31,  December 31,  December 31,  December 31,  December 31,
                             2000          1999          2000          1999          2000          1999
                         ------------  ------------  ------------  ------------  ------------  ------------
DOLLAR AMOUNTS
Institutional:
 Shares issued.......... $ 40,736,667  $ 27,730,254  $ 36,945,124  $ 52,130,072  $ 20,726,439  $ 27,945,889
 Shares issued in
  merger................           --            --            --    31,650,596            --            --
 Reinvestment of
  distributions.........      297,184       200,624       436,424       377,994       167,788       102,580
 Shares redeemed........  (39,668,911)  (24,585,537)  (94,296,562)  (61,229,574)  (37,012,489)  (39,680,824)
                         ------------  ------------  ------------  ------------  ------------  ------------
  Net increase
   (decrease) from
   Institutional capital
   transactions.........    1,364,940     3,345,341   (56,915,014)   22,929,088   (16,118,262)  (11,632,355)
                         ------------  ------------  ------------  ------------  ------------  ------------
Investment:
 Shares issued..........      654,225       849,540     1,469,180     1,775,624       866,430     1,356,718
 Shares issued in
  merger................           --            --            --       394,701            --            --
 Reinvestment of
  distributions.........       66,499        68,056       103,960       113,979       107,243       133,694
 Shares redeemed........     (905,380)   (1,155,189)   (2,442,796)   (2,353,281)   (1,782,189)   (2,892,055)
                         ------------  ------------  ------------  ------------  ------------  ------------
  Net increase
   (decrease) from
   Investment capital
   transactions.........     (184,656)     (237,593)     (869,656)      (68,977)     (808,516)   (1,401,643)
                         ------------  ------------  ------------  ------------  ------------  ------------
  Total net increase
   (decrease) from
   capital
   transactions......... $  1,180,284  $  3,107,748  $(57,784,670) $ 22,860,111  $(16,926,778) $(13,033,998)
                         ============  ============  ============  ============  ============  ============
SHARE ACTIVITY
Institutional:
 Shares issued..........    4,037,588     2,666,079     3,588,978     4,957,817     2,080,073     2,761,659
 Shares issued in
  merger................           --            --            --     2,959,418            --            --
 Reinvestment of
  distributions.........       29,104        19,427        42,305        36,136        16,838        10,176
 Shares redeemed........   (3,858,397)   (2,351,884)   (9,151,373)   (5,815,118)   (3,722,823)   (3,924,536)
                         ------------  ------------  ------------  ------------  ------------  ------------
  Net increase
   (decrease) from
   Institutional share
   transactions.........      208,295       333,622    (5,520,090)    2,138,253    (1,625,912)   (1,152,701)
                         ------------  ------------  ------------  ------------  ------------  ------------
Investment:
 Shares issued..........       64,178        80,858       141,703       167,735        86,698       132,963
 Shares issued in
  merger................           --            --            --        36,871            --            --
 Reinvestment of
  distributions.........        6,513         6,542        10,074        10,867        10,785        13,229
 Shares redeemed........      (88,262)     (111,534)     (237,714)     (223,752)     (179,033)     (284,472)
                         ------------  ------------  ------------  ------------  ------------  ------------
  Net increase
   (decrease) from
   Investment share
   transactions.........      (17,571)      (24,134)      (85,937)       (8,279)      (81,550)     (138,280)
                         ------------  ------------  ------------  ------------  ------------  ------------
  Total net increase
   (decrease) from share
   transactions.........      190,724       309,488    (5,606,027)    2,129,974    (1,707,462)   (1,290,981)
                         ============  ============  ============  ============  ============  ============

Capital Share Transactions

 Transactions in shares of the Funds are summarized below:

                                                                   Government                Michigan Municipal
                                Money Market Fund               Money Market Fund             Money Market Fund
                         --------------------------------  ----------------------------  ----------------------------
                           Year ended       Year ended      Year ended     Year ended     Year ended     Year ended
                          December 31,     December 31,    December 31,   December 31,   December 31,   December 31,
                              2000             1999            2000           1999           2000           1999
                         ---------------  ---------------  -------------  -------------  -------------  -------------
DOLLAR AMOUNTS
Institutional:
 Shares issued.......... $ 1,631,229,668  $ 1,493,337,247  $ 864,140,098  $ 709,775,713  $ 323,978,955  $ 377,994,496
 Reinvestment of
  distributions.........       5,139,715        3,427,735      8,185,799      5,906,319        336,129        346,566
 Shares redeemed........  (1,563,705,275)  (1,535,393,344)  (778,015,480)  (667,203,871)  (321,715,239)  (408,993,597)
                         ---------------  ---------------  -------------  -------------  -------------  -------------
  Net increase
   (decrease) from
   Institutional capital
   transactions.........      72,664,108      (38,628,362)    94,310,417     48,478,161      2,599,845    (30,652,535)
                         ---------------  ---------------  -------------  -------------  -------------  -------------
Investment:
 Shares issued..........      12,122,477       10,434,345      2,023,071        110,027      3,739,471      3,998,909
 Reinvestment of
  distributions.........          93,133           98,327          4,388          4,745         13,527         18,439
 Shares redeemed........     (11,407,830)     (12,119,975)      (262,878)       (87,821)    (4,250,432)    (3,705,348)
                         ---------------  ---------------  -------------  -------------  -------------  -------------
  Net increase
   (decrease) from
   Investment capital
   transactions.........         807,780       (1,587,303)     1,764,581         26,951       (497,434)       312,000
                         ---------------  ---------------  -------------  -------------  -------------  -------------
  Total net increase
   (decrease) from
   capital
   transactions......... $    73,471,888  $   (40,215,665) $  96,074,998  $  48,505,112  $   2,102,411  $ (30,340,535)
                         ===============  ===============  =============  =============  =============  =============
SHARE ACTIVITY
Institutional:
 Shares issued..........   1,631,229,668    1,493,337,247    864,140,098    709,775,713    323,978,955    377,994,496
 Reinvestment of
  distributions.........       5,139,715        3,427,735      8,185,799      5,906,319        336,129        346,566
 Shares redeemed........  (1,563,705,275)  (1,535,393,344)  (778,015,480)  (667,203,871)  (321,715,239)  (408,993,597)
                         ---------------  ---------------  -------------  -------------  -------------  -------------
  Net increase
   (decrease) from
   Institutional share
   transactions.........      72,664,108      (38,628,362)    94,310,417     48,478,161      2,599,845    (30,652,535)
                         ---------------  ---------------  -------------  -------------  -------------  -------------
Investment:
 Shares issued..........      12,122,477       10,434,345      2,023,071        110,027      3,739,471      3,998,909
 Reinvestment of
  distributions.........          93,133           98,327          4,388          4,745         13,527         18,439
 Shares redeemed........     (11,407,830)     (12,119,975)      (262,878)       (87,821)    (4,250,432)    (3,705,348)
                         ---------------  ---------------  -------------  -------------  -------------  -------------
  Net increase
   (decrease) from
   Investment share
   transactions.........         807,780       (1,587,303)     1,764,581         26,951       (497,434)       312,000
                         ---------------  ---------------  -------------  -------------  -------------  -------------
  Total net increase
   (decrease) from share
   transactions.........      73,471,888      (40,215,665)    96,074,998     48,505,112      2,102,411    (30,340,535)
                         ===============  ===============  =============  =============  =============  =============

[LOGO OF KENT FUNDS]


5.Purchases and Sales of Securities

 The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended December 31, 2000, were as follows:

 Fund                                               Purchases        Sales
 ----                                               ---------        -----
Growth and Income Fund........................... $  110,149,550 $  219,841,971
Index Equity Fund................................    152,314,462     80,733,870
Large Company Growth Fund........................    145,782,963     11,453,536
Small Company Growth Fund........................    278,011,370    226,507,153
International Growth Fund........................    136,808,580     39,764,700
Income Fund......................................    395,059,736    439,097,865
Intermediate Bond Fund...........................  1,277,653,700  1,444,837,870
Short Term Bond Fund.............................    113,455,092    124,977,585
Tax-Free Income Fund.............................    155,980,797    153,421,471
Intermediate Tax-Free Fund.......................    162,765,315    217,598,190
Michigan Municipal Bond Fund.....................     32,970,113     47,182,832

6. Risks Associated with Foreign Securities and Currencies

 The Growth and Income Fund, the Index Equity Fund, the Large Company Growth Fund and the International Growth Fund can purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers.

 The risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of secu-rities of comparable U.S. issuers.

7.Concentration of Credit Risk

 The Michigan Municipal Bond Fund and Michigan Municipal Money Market Fund invest primarily in debt obligations issued by the State of Michigan and its respective political subdivisions, agencies and public authorities to obtain funds for various public purposes. These Funds are more susceptible to eco-nomic and political factors adversely affecting issuers of Michigan specific municipal securities than are municipal bond funds that are not concentrated in these issuers to the same extent.

 The Tax-Free Income Fund, Intermediate Tax-Free Fund, Michigan Municipal Bond Fund and the Michigan Municipal Money Market Fund had the following concentra-tions by industry sector at December 31, 2000 (as a percentage of total investments):

                                                     Michigan      Michigan
                          Tax-Free    Intermediate   Municipal  Municipal Money
                         Income Fund  Tax-Free Fund  Bond Fund    Market Fund
                         -----------  -------------  ---------  ---------------
Airport.................        9.98%          6.88%      2.55%              --%
Development.............        3.12           4.28       7.79            76.44
Education...............        7.40           1.45         --             0.85
Facilities..............        2.31           4.59      10.27             0.57
General Obligation......       27.64          24.60       9.51             6.30
Higher Education........        4.16           2.04       4.95             0.34
Medical.................        1.15           2.44      14.10             5.67
Multi-family Housing....          --             --       1.45             1.97
Mutual Funds............        0.49           0.22       0.15             1.20
Nursing Homes...........          --             --       4.00               --
Pollution...............        0.23           3.07       5.72             3.40
Power...................        4.27           6.88       3.19               --
School District.........       22.89          17.47      24.50             2.95
Single-family Housing...        2.38           2.12         --               --
Student Loan............          --           3.22       2.81               --
Transportation..........       11.49          11.53       6.24             0.31
Utilities...............        2.49           4.95       1.97               --
Water...................          --           4.26       0.80               --
                              ------         ------     ------           ------
                              100.00%        100.00%    100.00%          100.00%

8.Federal Income Tax Information

Capital Loss Carryforward: At December 31, 2000, the following Funds had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations:

Fund                                                              Amount    Year
----                                                            ----------- ----
Large Company Growth Fund...................................... $ 1,723,437 2008
                                                                ===========
Income Fund....................................................   5,923,678 2007
                                                                  5,032,460 2008
                                                                -----------
                                                                $10,956,138
                                                                ===========
Intermediate Bond Fund.........................................     682,119 2004
                                                                  4,043,228 2005
                                                                  5,714,136 2007
                                                                 18,339,071 2008
                                                                -----------
                                                                $28,778,554
                                                                ===========
Short Term Bond Fund...........................................     656,100 2001
                                                                  3,015,994 2002
                                                                    467,881 2003
                                                                    438,260 2004
                                                                  1,927,928 2005
                                                                    237,955 2006
                                                                    219,707 2007
                                                                  1,126,162 2008
                                                                -----------
                                                                $ 8,089,987
                                                                ===========
Money Market Fund..............................................         203 2002
                                                                        194 2003
                                                                         27 2004
                                                                        432 2005
                                                                      3,763 2006
                                                                        162 2007
                                                                -----------
                                                                $     4,781
                                                                ===========
Government Money Market Fund................................... $       765 2006
                                                                ===========
Michigan Municipal Money Market Fund........................... $    10,595 2005
                                                                ===========

Long Term Capital Gains Distributions (unaudited): During the year ended December 31, 2000, the following Funds paid long-term capital gain distribu-tions in the following amounts:

Fund                                                                  Amount
----                                                                -----------
Growth and Income Fund............................................. $54,997,250
Index Equity Fund..................................................   9,808,692
Large Company Growth Fund..........................................     280,666
Small Company Growth Fund..........................................   7,980,085
International Growth Fund..........................................  12,978,452
Michigan Municipal Bond Fund.......................................      95,824

Dividend Received Deduction (unaudited): For corporate shareholders, the fol-lowing percentages of the total ordinary income distributions paid during the fiscal year ended December 31, 2000 qualify for the corporate dividends received deductions:

Fund                                                                  Percentage
----                                                                  ----------
Growth and Income Fund...............................................  100.00%
Index Equity Fund....................................................  100.00%
Large Company Growth Fund............................................   95.22%
Small Company Growth Fund............................................  100.00%

Tax-Exempt Income Distributions (unaudited): During the fiscal year ended December 31, 2000, the following Funds declared tax-exempt income distribu-tions in the following amounts:

Fund                                                                  Amount
----                                                                -----------
Tax-Free Income Fund............................................... $ 6,205,811
Intermediate Tax-Free Fund.........................................  12,621,519
Michigan Municipal Bond Fund.......................................   4,109,950
Michigan Municipal Money Market Fund...............................  10,348,037

Post October Loss Deferral (unaudited): Capital and foreign currency losses incurred after October 31, within a Fund's fiscal year are deemed to arrive on the first business day of the following fiscal year for tax purposes. The fol-lowing Funds have incurred and will elect to defer such capital and foreign currency losses:

Fund                                                                   Amount
----                                                                 ----------
Index Equity Fund................................................... $  738,137
Large Company Growth Fund...........................................  4,971,351
International Growth Fund...........................................    236,780
Intermediate Bond Fund..............................................    417,211
Short Term Bond Fund................................................    110,573

8. Recent Accounting Pronouncements

 In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums and accrete discounts on fixed income securities. The Fund currently does not amortize premiums or accrete discounts in all cases. Upon adoption, the Funds will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States of America. The effect of this adjustment will be to either increase or decrease net investment income with an offsetting decrease or increase on unrealized appreciation (depreciation) of securities. This adjustment will therefore have no effect on the net assets of the Funds. The Funds have com-pleted an analysis of this change and deemed it immaterial to the Funds.

9. Merger

 Old Kent Financial Corporation ("Old Kent") and Fifth Third Bancorp ("Fifth Third") have previously publicly announced the signing of a definitive agree-ment in which Fifth Third will merge with Old Kent (the "Transaction"). The Transaction is expected to be completed in the second quarter of 2001.

 FINANCIAL HIGHLIGHTS

 EQUITY FUNDS

 INSTITUTIONAL SHARES

 ------------------------------------------------------------------------------

                                  Increase (Decrease) in Net
                                     Assets Resulting from
                                          Operations                               Less Dividends and Distributions from
                                -------------------------------                    --------------------------------------
                                              Net Realized and                                                Net Realize
                                              Unrealized Gains                                                  Gains on
                                                 (Losses) on                                                  Investment
                                                Investments,            Net                                     Futures
                      Net Asset               Futures Contracts Increase/(Decrease)                In Excess   Contracts
                       Value,        Net         and Foreign       in Net Assets       Net           of Net   and Foreign
                      Beginning  Investment       Currency        Resulting from    Investment     Investment   Currency
                      of Period Income/(Loss)   Translations        Operations        Income         Income   Translation
 ---------------------------------------------------------------------------------------------------------------------------------
GROWTH AND INCOME FUND
Ticker Symbol: KNVEX
Year ended    1996     $13.25       0.30             2.16               2.46          (0.30)            --       (1.51)
Year ended    1997     $13.90       0.25             3.04               3.29          (0.25)            --       (1.39)
Year ended    1998     $15.55       0.13             4.03               4.16          (0.13)         (0.01)      (1.54)
Year ended    1999     $18.03       0.12             3.20               3.32          (0.12)            --       (0.81)
Year ended    2000     $20.42       0.07            (2.24)             (2.17)         (0.07)            --       (1.34)
 ---------------------------------------------------------------------------------------------------------------------------------
INDEX EQUITY FUND
Ticker Symbol: KNIEX
Year ended    1996     $12.56       0.26             2.47               2.73          (0.26)            --       (0.28)
Year ended    1997     $14.71       0.25             4.50               4.75          (0.25)            --       (0.05)
Year ended    1998     $19.14       0.24             5.14               5.38          (0.24)            --       (0.04)
Year ended    1999     $24.24       0.24             4.68               4.92          (0.24)            --       (0.61)
Year ended    2000     $28.31       0.22            (2.81)             (2.59)         (0.22)            --       (0.19)
 ---------------------------------------------------------------------------------------------------------------------------------
LARGE COMPANY GROWTH FUND
Ticker Symbol: KLCGX
Period ended  1999(2)  $10.00       0.01             1.88               1.89          (0.01)            --       (0.01)
Year ended    2000     $11.87       0.03            (1.84)             (1.81)         (0.03)            --       (0.01)
 ---------------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND
Ticker Symbol: KNEEX
Year ended    1996     $13.82       0.12             2.55               2.67          (0.12)            --       (0.72)
Year ended    1997     $15.65       0.04             4.19               4.23          (0.04)         (0.02)      (1.43)
Year ended    1998     $18.39       0.03            (1.08)             (1.05)         (0.03)            --       (1.85)
Year ended    1999     $15.46       0.02             4.16               4.18          (0.02)            --       (0.32)
Year ended    2000     $19.29         --            (0.08)             (0.08)            --             --       (0.19)
 ---------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND
Ticker Symbol: KNINX
Year ended    1996     $14.18       0.13             0.70               0.83          (0.10)         (0.02)      (0.13)
Year ended    1997     $14.75       0.11             0.26               0.37          (0.09)         (0.06)      (0.07)
Year ended    1998     $14.89       0.14             2.48               2.62          (0.07)         (0.12)      (1.41)
Year ended    1999     $15.91       0.11             4.20               4.31          (0.12)            --       (0.65)
Year ended    2000     $19.45       0.09            (3.42)             (3.33)         (0.06)            --       (0.34)
 ---------------------------------------------------------------------------------------------------------------------------------
                            Less Dividends and
                            Distributions from                                         Ratios/Supplemental Data
                         -------------------------                               -------------------------------------
                                                                                                        Ratio of Net
                           In Excess     Total        Net    Net Asset           Net Assets,  Ratio of   Investment
                            of Net     Dividends   Change in  Value,               End of     Expenses  Income (Loss)
                           Realized       and      Net Asset  End of    Total      Period    to Average  to Average
                             Gains   Distributions   Value    Period   Return      (000's)   Net Assets  Net Assets
----------------------------------------------------------------------------------------------------------------------
GROWTH AND INCOME FUND
Ticker Symbol: KNVEX
Year ended    1996              --       (1.81)       0.65    $13.90    19.47%      $500,857      0.95%        2.18%
Year ended    1997              --       (1.64)       1.65    $15.55    24.14%      $697,973      0.92%        1.61%
Year ended    1998              --       (1.68)       2.48    $18.03    28.07%      $827,828      0.93%        0.77%
Year ended    1999              --       (0.93)       2.39    $20.42    18.79%      $822,414      0.92%        0.62%
Year ended    2000              --       (1.41)      (3.58)   $16.84   (11.25%)     $624,860      0.91%        0.35%
----------------------------------------------------------------------------------------------------------------------
INDEX EQUITY FUND
Ticker Symbol: KNIEX
Year ended    1996           (0.04)      (0.58)       2.15    $14.71    22.18%      $243,438      0.49%        1.91%
Year ended    1997           (0.02)      (0.32)       4.43    $19.14    32.55%      $590,241      0.43%        1.44%
Year ended    1998              --       (0.28)       5.10    $24.24    28.26%      $771,147      0.42%        1.10%
Year ended    1999              --       (0.85)       4.07    $28.31    20.55%      $875,780      0.42%        0.92%
Year ended    2000           (0.13)      (0.54)      (3.13)   $25.18    (9.30%)     $860,647      0.40%        0.80%
----------------------------------------------------------------------------------------------------------------------
LARGE COMPANY GROWTH FUND
Ticker Symbol: KLCGX
Period ended  1999(2)           --       (0.02)       1.87    $11.87    18.91%/\/\  $183,259      0.97%/\      0.39%/\
Year ended    2000           (0.01)      (0.05)      (1.86)   $10.01   (15.25%)     $273,998      0.93%        0.32%
----------------------------------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND
Ticker Symbol: KNEEX
Year ended    1996              --       (0.84)       1.83    $15.65    19.56%      $544,081      0.96%        0.78%
Year ended    1997              --       (1.49)       2.74    $18.39    27.94%      $719,998      0.93%        0.24%
Year ended    1998              --       (1.88)      (2.93)   $15.46    (6.15%)     $760,335      0.94%        0.18%
Year ended    1999           (0.01)      (0.35)       3.83    $19.29    27.98%      $746,428      0.94%        0.14%
Year ended    2000              --       (0.19)      (0.27)   $19.02    (0.38%)     $804,758      0.91%       (0.11%)
----------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND
Ticker Symbol: KNINX
Year ended    1996           (0.01)      (0.26)       0.57    $14.75     5.87%      $387,799      1.09%        0.97%
Year ended    1997           (0.01)      (0.23)       0.14    $14.89     2.54%      $492,598      1.05%        0.80%
Year ended    1998              --       (1.60)       1.02    $15.91    17.92%      $528,500      1.05%        0.87%
Year ended    1999              --       (0.77)       3.54    $19.45    28.30%      $579,650      1.02%        0.72%
Year ended    2000           (0.05)      (0.45)      (3.78)   $15.67   (17.41%)     $587,107      1.00%        0.47%
----------------------------------------------------------------------------------------------------------------------

                                     Ratio of
                                     Expenses   Portfolo
                                    to Average  Turnover
                                    Net Assets* Rate (1)
----------------------------------------------------------
GROWTH AND INCOME FUND
Ticker Symbol: KNVEX
Year ended    1996                     0.95%        39%
Year ended    1997                     0.93%        88%
Year ended    1998                     0.94%        20%
Year ended    1999                     0.93%         9%
Year ended    2000                     0.92%        14%
----------------------------------------------------------
INDEX EQUITY FUND
Ticker Symbol: KNIEX
Year ended    1996                     0.59%         2%
Year ended    1997                     0.54%         1%
Year ended    1998                     0.55%        12%
Year ended    1999                     0.54%         9%
Year ended    2000                     0.53%         9%
----------------------------------------------------------
LARGE COMPANY GROWTH FUND
Ticker Symbol: KLCGX
Period ended  1999(2)                  0.98%*       --
Year ended    2000                     0.94%         5%
----------------------------------------------------------
SMALL COMPANY GROWTH FUND
Ticker Symbol: KNEEX
Year ended    1996                     0.96%        16%
Year ended    1997                     0.94%        32%
Year ended    1998                     0.95%        41%
Year ended    1999                     0.95%        19%
Year ended    2000                     0.92%        28%
----------------------------------------------------------
INTERNATIONAL GROWTH FUND
Ticker Symbol: KNINX
Year ended    1996                     1.09%        13%
Year ended    1997                     1.06%         3%
Year ended    1998                     1.06%        22%
Year ended    1999                     1.03%         8%
Year ended    2000                     1.01%         7%
----------------------------------------------------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
 /\   Annualized.
 /\/\ Not Annualized.
 (1) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (2) The Institutional Class of the Large Company Growth Fund commenced operations on October 19, 1999.

                       See Notes to Financial Statements.

 FINANCIAL HIGHLIGHTS

 EQUITY FUNDS
 INVESTMENT SHARES

 ------------------------------------------------------------------------------

                                  Increase (Decrease) in Net
                                     Assets Resulting from
                                          Operations                                     Less Dividends and Distributions from
                                -------------------------------                     -----------------------------------------------
                                              Net Realized and                                                Net Realized
                                              Unrealized Gains                                                 Gains on
                                                 (Losses) on                                                 Investments,
                                                Investments,            Net                                    Futures
                      Net Asset               Futures Contracts Increase/(Decrease)               In Excess   Contracts   In Excess
                       Value,        Net         and Foreign       in Net Assets       Net          of Net   and Foreign   of Net
                      Beginning  Investment       Currency        Resulting from    Investment    Investment   Currency   Realized
                      of Period Income/(Loss)   Translations        Operations        Income        Income   Translations   Gains
 -----------------------------------------------------------------------------------------------------------------------------------
GROWTH AND INCOME FUND
Ticker Symbol: KNVIX
Year ended    1996     $13.19        0.26            2.15               2.41          (0.26)        (0.02)      (1.51)         --
Year ended    1997     $13.81        0.21            3.02               3.23          (0.21)           --       (1.39)         --
Year ended    1998     $15.44        0.08            4.00               4.08          (0.08)        (0.02)      (1.54)         --
Year ended    1999     $17.88        0.07            3.18               3.25          (0.07)           --       (0.81)         --
Year ended    2000     $20.25        0.02           (2.22)             (2.20)         (0.02)           --       (1.34)         --
 -----------------------------------------------------------------------------------------------------------------------------------
INDEX EQUITY FUND
Ticker Symbol: KNIOX
Year ended    1996     $12.57        0.22            2.48               2.70          (0.22)        (0.01)      (0.32)         --
Year ended    1997     $14.72        0.20            4.51               4.71          (0.20)        (0.01)      (0.06)      (0.01)
Year ended    1998     $19.15        0.18            5.14               5.32          (0.18)           --       (0.04)         --
Year ended    1999     $24.25        0.18            4.68               4.86          (0.18)           --       (0.61)         --
Year ended    2000     $28.32        0.15           (2.80)             (2.65)         (0.15)           --       (0.19)      (0.13)
 -----------------------------------------------------------------------------------------------------------------------------------
LARGE COMPANY GROWTH FUND
Ticker Symbol: N/A
Period ended  1999(3)  $10.00          --            1.88               1.88          (0.01)           --       (0.01)         --
Year ended    2000     $11.86        0.01           (1.84)             (1.83)         (0.01)           --       (0.01)      (0.01)
 -----------------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND
Ticker Symbol: KNEMX
Year ended    1996     $13.81        0.07            2.54               2.61          (0.08)        (0.01)      (0.72)         --
Year ended    1997     $15.61          --            4.19               4.19             --         (0.04)      (1.43)         --
Year ended    1998     $18.33       (0.01)          (1.08)             (1.09)            --            --       (1.85)         --
Year ended    1999     $15.39       (0.02)           4.15               4.13             --            --       (0.32)      (0.01)
Year ended    2000     $19.19          --           (0.13)             (0.13)            --            --       (0.19)         --
 -----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND
Ticker Symbol: KNIVX
Year ended    1996     $14.13        0.12            0.66               0.78          (0.08)           --       (0.14)         --
Year ended    1997     $14.69        0.08            0.25               0.33          (0.06)        (0.09)      (0.07)      (0.01)
Year ended    1998     $14.79        0.10            2.46               2.56             --         (0.19)      (1.41)         --
Year ended    1999     $15.75        0.08            4.14               4.22          (0.12)           --       (0.65)         --
Year ended    2000     $19.20        0.05           (3.38)             (3.33)         (0.02)           --       (0.34)      (0.05)
-----------------------------------------------------------------------------------------------------------------------------------
                    Less Dividends
                  and Distributions
                         from                                                      Ratios/Supplemental Data
                  -----------------                               ------------------------------------------------------------
                                                                                          Ratio of Net
                         Total        Net    Net Asset            Net Assets,  Ratio of     Investment   Ratio of
                       Dividends   Change in  Value,                 End of     Expenses    Income (Loss) Expenses    Portfolio
                          and      Net Asset  End of    Total        Period    to Average    to Average  to Average    Turnover
                     Distributions   Value    Period   Reurn (1)     (000's)   Net Assets    Net Assets  Net Assets*   Rate (2)
-----------------------------------------------------------------------------------------------------------------------------------
GROWTH AND INCOME FUND
Ticker Symbol: KNVIX
Year ended    1996        (1.79)       0.62    $13.81    9.14%        $15,063      1.09%        1.77%        1.09%        39%
Year ended    1997        (1.60)       1.63    $15.44    3.89%        $35,343      1.17%        1.31%        1.18%        88%
Year ended    1998        (1.64)       2.44    $17.88   27.68%        $50,458      1.18%        0.50%        1.19%        20%
Year ended    1999        (0.88)       2.37    $20.25   18.53%        $58,336      1.18%        0.36%        1.19%         9%
Year ended    2000        (1.36)      (3.56)   $16.69   11.47%)       $47,847      1.16%        0.10%        1.17%        14%
-----------------------------------------------------------------------------------------------------------------------------------
INDEX EQUITY FUND
Ticker Symbol: KNIOX
Year ended    1996        (0.55)       2.15    $14.72    1.92%        $ 9,925      0.74%        1.67%        0.84%         2%
Year ended    1997        (0.28)       4.43    $19.15    2.24%        $27,922      0.68%        1.20%        0.79%         1%
Year ended    1998        (0.22)       5.10    $24.25   27.93%        $38,205      0.67%        0.85%        0.80%        12%
Year ended    1999        (0.79)       4.07    $28.32   20.24%        $47,836      0.67%        0.67%        0.79%         9%
Year ended    2000        (0.47)      (3.12)   $25.20   (9.52%)       $38,930      0.65%        0.55%        0.78%         9%
-----------------------------------------------------------------------------------------------------------------------------------
LARGE COMPANY GROWTH FUND
Ticker Symbol: N/A
Period ended  1999(3)     (0.02)       1.86    $11.86   18.87%/\/\    $   253      1.23%/\      0.00%/\      1.24%/\      --
Year ended    2000        (0.03)      (1.86)   $10.00   15.53%)       $   589      1.18%        0.08%        1.19%         5%
-----------------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND
Ticker Symbol: KNEMX
Year ended    1996        (0.81)       1.80    $15.61    9.16%        $14,436      1.21%        0.53%        1.21%        16%
Year ended    1997        (1.47)       2.72    $18.33    7.71%        $22,784      1.18%       (0.01%)       1.19%        32%
Year ended    1998        (1.85)      (2.94)   $15.39   (6.40%)       $23,455      1.19%       (0.07%)       1.20%        41%
Year ended    1999        (0.33)       3.80    $19.19   27.73%        $26,282      1.19%       (0.11%)       1.20%        19%
Year ended    2000        (0.19)      (0.32)   $18.87   (0.59%)       $25,231      1.16%       (0.36%)       1.17%        28%
-----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND
Ticker Symbol: KNIVX
Year ended    1996        (0.22)       0.56    $14.69    5.57%        $ 8,799      1.34%        0.74%        1.34%        13%
Year ended    1997        (0.23)       0.10    $14.79    2.25%        $ 9,780      1.30%        0.53%        1.31%         3%
Year ended    1998        (1.60)       0.96    $15.75   17.60%        $12,390      1.30%        0.59%        1.31%        22%
Year ended    1999        (0.77)       3.45    $19.20   27.95%        $15,197      1.27%        0.47%        1.28%         8%
Year ended    2000        (0.41)      (3.74)   $15.46  (17.61%)       $15,162      1.25%        0.22%        1.26%         7%
-----------------------------------------------------------------------------------------------------------------------------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
 /\    Annualized.
 /\/\  Not Annualized.
 (1) Calculation does not include sales charge. Effective May 1, 1997, the Investment Shares were not assessed a sales charge.
 (2) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (3) The Investment Class of the Large Company Growth Fund commenced operations on October 19, 1999.

                       See Notes to Financial Statements.

 FINANCIAL HIGHLIGHTS

 BOND FUNDS

 INSTITUTIONAL SHARES

 ------------------------------------------------------------------------------

                           Increase (Decrease) in
                            Net Assets Resulting
                              from Operations                             Less Dividends and Distributions from
                           ----------------------                --------------------------------------------------------
                                          Net
                                       Realized
                                          and     Net Increase/                                       In                   Net
                 Net Asset            Unrealized  (Decrease) in             In Excess      Net      Excess      Total     Change
                  Value,      Net        Gains      Net Assets      Net       of Net    Realized    of Net    Dividends   in Net
                 Beginning Investment (Losses) on Resulting from Investment Investment  Gains on   Realized      and      Asset
                 of Period   Income   Investments   Operations     Income     Income   Investments  Gains   Distributions Value
 -------------------------------------------------------------------------------------------------------------------------------
INCOME FUND
Ticker Symbol: KNIIX
Year ended  1996  $10.84      0.66       (0.56)        0.10        (0.65)     (0.10)      (0.03)       --       (0.78)    (0.68)
Year ended  1997  $10.16      0.68        0.34         1.02        (0.68)        --       (0.20)       --       (0.88)     0.14
Year ended  1998  $10.30      0.65        0.27         0.92        (0.65)        --       (0.24)       --       (0.89)     0.03
Year ended  1999  $10.33      0.60       (1.05)       (0.45)       (0.60)        --          --     (0.01)      (0.61)    (1.06)
Year ended  2000  $ 9.27      0.61        0.45         1.06        (0.61)        --          --        --       (0.61)     0.45
 -------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE BOND FUND
Ticker Symbol: KNFIX
Year ended  1996  $10.12      0.60       (0.32)        0.28        (0.61)     (0.03)         --        --       (0.64)    (0.36)
Year ended  1997  $ 9.76      0.59        0.14         0.73        (0.59)        --          --        --       (0.59)     0.14
Year ended  1998  $ 9.90      0.58        0.16         0.74        (0.58)        --          --        --       (0.58)     0.16
Year ended  1999  $10.06      0.56       (0.68)       (0.12)       (0.57)        --          --        --       (0.57)    (0.69)
Year ended  2000  $ 9.37      0.60        0.29         0.89        (0.60)        --          --        --       (0.60)     0.29
 -------------------------------------------------------------------------------------------------------------------------------
SHORT TERM BOND FUND
Ticker Symbol: KNLMX
Year ended  1996  $ 9.96      0.61       (0.21)        0.40        (0.61)        --          --        --       (0.61)    (0.21)
Year ended  1997  $ 9.75      0.61          --         0.61        (0.61)        --          --        --       (0.61)       --
Year ended  1998  $ 9.75      0.56        0.02         0.58        (0.56)        --          --        --       (0.56)     0.02
Year ended  1999  $ 9.77      0.53       (0.29)        0.24        (0.53)        --          --        --       (0.53)    (0.29)
Year ended  2000  $ 9.48      0.57        0.18         0.75        (0.57)        --          --        --       (0.57)     0.18
 -------------------------------------------------------------------------------------------------------------------------------
                                      Ratios/Supplemental Data
                           -----------------------------------------------
                                                     Ratio of  Ratio of  Ratio of
                       Net                   Net     Expenses    Net     Expenses
                      Asset                 Assets,     to    Investment    to
                      Value,                End of    Average  Income to  Average  Portfolio
                      End of     Total      Period      Net     Average     Net     Turnover
                      Period     Return     (000's)    Assets  Net Assets  Assets*   Rate (1)
 -------------------------------------------------------------------------------------------------------------------------------
INCOME FUND
Ticker Symbol: KNIIX
Year ended  1996     $10.16      1.19%     $240,060     0.83%     6.57%     0.83%     102%
Year ended  1997     $10.30     10.55%     $229,778     0.82%     6.65%     0.83%      84%
Year ended  1998     $10.33      9.29%     $231,017     0.83%     6.25%     0.84%     108%
Year ended  1999     $ 9.27     (4.41%)    $295,017     0.83%     6.25%     0.84%      90%
Year ended  2000     $ 9.72     11.91%     $295,093     0.82%     6.51%     0.82%     135%
 -------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE BOND FUND
Ticker Symbol: KNFIX
Year ended  1996     $ 9.76      3.01%     $769,395     0.77%     6.18%     0.78%     135%
Year ended  1997     $ 9.90      7.80%     $762,740     0.75%     6.03%     0.76%     114%
Year ended  1998     $10.06      7.65%     $885,580     0.76%     5.77%     0.77%     106%
Year ended  1999     $ 9.37     (1.22%)    $843,520     0.77%     5.83%     0.78%      84%
Year ended  2000     $ 9.66      9.74%     $714,445     0.76%     6.29%     0.77%     168%
 -------------------------------------------------------------------------------------------------------------------------------
SHORT TERM BOND FUND
Ticker Symbol: KNLMX
Year ended  1996     $ 9.75      4.22%     $235,430     0.70%     6.17%     0.70%      32%
Year ended  1997     $ 9.75      6.42%     $139,739     0.72%     6.04%     0.73%      89%
Year ended  1998     $ 9.77      6.14%     $139,229     0.76%     5.74%     0.77%      72%
Year ended  1999     $ 9.48      2.50%     $172,204     0.75%     5.56%     0.76%      60%
Year ended  2000     $ 9.66      8.12%     $169,790     0.73%     6.03%     0.74%      73%
 -------------------------------------------------------------------------------------------------------------------------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
 (1) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


                      See Notes to Financial Statements.

 FINANCIAL HIGHLIGHTS

 BOND FUNDS

 INVESTMENT SHARES

 ------------------------------------------------------------------------------

                            Increase (Decrease) in Net
                              Assets Resulting from
                                    Operations                                       Less Dividends and Distributions from
                            -----------------------------                          ------------------------------------------
                                            Net Realized
                                                 and                  Net                                               In
                  Net Asset                  Unrealized       Increase/(Decrease)             In Excess      Net      Excess
                   Value,       Net             Gains            in Net Assets        Net       of Net    Realized    of Net
                  Beginning  Investment      (Losses) on        Resulting from     Investment Investment  Gains on   Realized
                  of Period    Income        Investments          Operations         Income     Income   Investments  Gains
-------------------------------------------------------------------------------------------------------------------------------
INCOME FUND
Ticker Symbol: KIFIX
Year ended  1996   $10.82     0.66            (0.56)                 0.10           (0.64)     (0.09)      (0.03)       --
Year ended  1997   $10.16     0.63             0.35                  0.98           (0.65)        --       (0.20)       --
Year ended  1998   $10.29     0.62             0.28                  0.90           (0.60)     (0.03)      (0.24)       --
Year ended  1999   $10.32     0.58            (1.06)                (0.48)          (0.58)        --          --     (0.01)
Year ended  2000   $ 9.25     0.59             0.46                  1.05           (0.59)        --          --        --
-------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE BOND FUND
Ticker Symbol: KNFVX
Year ended  1996   $10.14     0.58            (0.32)                 0.26           (0.57)     (0.05)         --        --
Year ended  1997   $ 9.78     0.57             0.15                  0.72           (0.57)        --          --        --
Year ended  1998   $ 9.93     0.54             0.16                  0.70           (0.55)        --          --        --
Year ended  1999   $10.08     0.54            (0.68)                (0.14)          (0.54)        --          --        --
Year ended  2000   $ 9.40     0.57             0.28                  0.85           (0.57)        --          --        --
-------------------------------------------------------------------------------------------------------------------------------
SHORT TERM BOND FUND
Ticker Symbol: KNLIX
Year ended  1996   $ 9.95     0.59            (0.20)                 0.39           (0.54)     (0.06)         --        --
Year ended  1997   $ 9.74     0.57             0.02                  0.59           (0.59)        --          --        --
Year ended  1998   $ 9.74     0.55             0.02                  0.57           (0.52)     (0.03)         --        --
Year ended  1999   $ 9.76     0.52            (0.30)                 0.22           (0.51)        --          --        --
Year ended  2000   $ 9.47     0.56             0.18                  0.74           (0.56)        --          --        --
-------------------------------------------------------------------------------------------------------------------------------
                    Less Dividends
                         and
                     Distributions
                         from                                            Ratios/Supplemental Data
                      ----------                              ----------------------------------------------
                                                                       Ratio of  Ratio of  Ratio of
                                     Net     Net                Net   Expenses    Net     Expenses
                          Total     Change  Asset             Assets,    to    Investment    to
                        Dividends   in Net  Value,            End of  Average  Income to  Average  Portfolio
                           and      Asset   End of   Total    Period    Net     Average     Net    Turnover
                      Distributions Value   Period Return (1) (000's)  Assets  Net Assets Assets*  Rate (2)
-------------------------------------------------------------------------------------------------------------
INCOME FUND
Ticker Symbol: KIFIX
Year ended  1996          (0.76)    (0.66)  $10.16    1.16%   $ 2,722   1.08%     6.31%     1.08%     102%
Year ended  1997          (0.85)     0.13   $10.29   10.19%   $ 5,611   1.07%     6.38%     1.08%      84%
Year ended  1998          (0.87)     0.03   $10.32    9.04%   $10,629   1.08%     5.97%     1.09%     108%
Year ended  1999          (0.59)    (1.07)  $ 9.25   (4.76%)  $10,614   1.08%     5.99%     1.09%      90%
Year ended  2000          (0.59)     0.46   $ 9.71   11.65%   $ 6,663   1.07%     6.27%     1.07%     135%
-------------------------------------------------------------------------------------------------------------
INTERMEDIATE BOND FUND
Ticker Symbol: KNFVX
Year ended  1996          (0.62)    (0.36)  $ 9.78    2.76%   $ 7,327   1.02%     5.92%     1.03%     135%
Year ended  1997          (0.57)     0.15   $ 9.93    7.62%   $ 6,972   1.00%     5.79%     1.01%     114%
Year ended  1998          (0.55)     0.15   $10.08    7.26%   $12,313   1.01%     5.51%     1.02%     106%
Year ended  1999          (0.54)    (0.68)  $ 9.40   (1.36%)  $11,537   1.02%     5.58%     1.03%      84%
Year ended  2000          (0.57)     0.28   $ 9.68    9.44%   $ 9,130   1.01%     6.04%     1.02%     168%
-------------------------------------------------------------------------------------------------------------
SHORT TERM BOND FUND
Ticker Symbol: KNLIX
Year ended  1996          (0.60)    (0.21)  $ 9.74    4.06%   $ 1,667   0.85%     6.02%     0.96%      32%
Year ended  1997          (0.59)       --   $ 9.74    6.26%   $ 7,433   0.88%     5.75%     0.99%      89%
Year ended  1998          (0.55)     0.02   $ 9.76    6.00%   $ 6,126   0.91%     5.60%     1.02%      72%
Year ended  1999          (0.51)    (0.29)  $ 9.47    2.35%   $ 4,573   0.90%     5.40%     1.01%      60%
Year ended  2000          (0.56)     0.18   $ 9.65    7.96%   $ 3,505   0.88%     5.88%     0.99%      73%
-------------------------------------------------------------------------------------------------------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
 (1) Calculation does not include sales charge. Effective May 1, 1997, the Investment Shares were not assessed a sales charge.
 (2) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                      See Notes to Financial Statements.

 FINANCIAL HIGHLIGHTS

 TAX-FREE BOND FUNDS

 INSTITUTIONAL SHARES

 ------------------------------------------------------------------------------

                            Increase (Decrease) in Net
                               Assets Resulting from
                                    Operations                                 Less Dividends and Distributions from
                            ---------------------------                     -----------------------------------------------
                                       Net Realized and
                                          Unrealized            Net                                 Net Realized
                  Net Asset             Gains (Losses)  Increase/(Decrease)              In Excess    Gains on   In Excess
                   Value,      Net      on Investments     in Net Assets       Net         of Net   Investments   of Net
                  Beginning Investment   and Futures      Resulting from    Investment   Investment and Futures  Realized
                  of Period   Income      Contracts         Operations        Income       Income    Contracts     Gains
 ---------------------------------------------------------------------------------------------------------------------------------
TAX-FREE INCOME FUND
Ticker Symbol: KNTIX
Year ended  1996   $10.49      0.46         (0.06)              0.40          (0.46)     --        (0.16)         --
Year ended  1997   $10.27      0.45          0.41               0.86          (0.45)     --        (0.03)         --
Year ended  1998   $10.65      0.44          0.15               0.59          (0.44)     --        (0.05)         --
Year ended  1999   $10.75      0.45         (0.79)             (0.34)         (0.45)     --           --       (0.01)
Year ended  2000   $ 9.95      0.47          0.73               1.20          (0.47)     --           --          --
INTERMEDIATE TAX-FREE FUND
Ticker Symbol: KNMTX
Year ended  1996   $10.52      0.44         (0.08)              0.36          (0.46)     --           --          --
Year ended  1997   $10.42      0.45          0.26               0.71          (0.45)     --           --          --
Year ended  1998   $10.68      0.45          0.11               0.56          (0.45)     --        (0.03)         --
Year ended  1999   $10.76      0.44         (0.55)             (0.11)         (0.44)     --           --       (0.01)
Year ended  2000   $10.20      0.46          0.43               0.89          (0.46)     --           --          --
MICHIGAN MUNICIPAL BOND FUND
Ticker Symbol: KNMIX
Year ended  1996   $10.12      0.39         (0.04)              0.35          (0.39)     --           --          --
Year ended  1997   $10.08      0.41          0.13               0.54          (0.41)     --           --          --
Year ended  1998   $10.21      0.40          0.08               0.48          (0.41)     --        (0.01)         --
Year ended  1999   $10.27      0.41         (0.34)              0.07          (0.41)     --           --          --
Year ended  2000   $ 9.93      0.43          0.18               0.61          (0.43)     --        (0.01)         --

                        Less Dividends
                             and
                        Distributions
                             from                                                Ratios/Supplemental Data
                        --------------                              -------------------------------------------------------
                                                                                            Ratio of
                                                                                              Net
                                           Net    Net Asset         Net Assets,  Ratio of  Investment  Ratio of
                              Total     Change in  Value,             End of     Expenses  Income to   Expenses   Portfolio
                          Dividends and Net Asset  End of   Total     Period    to Average  Average   to Average  Turnover
                          Distributions   Value    Period   Return    (000's)   Net Assets Net Assets Net Assets* Rate (1)
---------------------------------------------------------------------------------------------------------------------------
TAX-FREE INCOME FUND
Ticker Symbol: KNTIX
Year ended  1996              (0.62)      (0.22)   $10.27    3.92%   $109,948      0.82%      4.38%      0.82%        40%
Year ended  1997              (0.48)       0.38    $10.65    8.59%   $116,652      0.79%      4.32%      0.80%        16%
Year ended  1998              (0.49)       0.10    $10.75    5.71%   $128,232      0.81%      4.16%      0.82%        53%
Year ended  1999              (0.46)      (0.80)   $ 9.95   (3.26%)  $122,052      0.82%      4.32%      0.83%       109%
Year ended  2000              (0.47)       0.73    $10.68   12.40%   $133,184      0.78%      4.61%      0.79%       119%
---------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE TAX-FREE FUND
Ticker Symbol: KNMTX
Year ended  1996              (0.46)      (0.10)   $10.42    3.41%   $285,674      0.73%      4.34%      0.73%        35%
Year ended  1997              (0.45)       0.26    $10.68    7.07%   $275,641      0.72%      4.31%      0.73%        23%
Year ended  1998              (0.48)       0.08    $10.76    5.37%   $296,484      0.73%      4.22%      0.74%        40%
Year ended  1999              (0.45)      (0.56)   $10.20   (1.01%)  $302,948      0.73%      4.22%      0.74%        63%
Year ended  2000              (0.46)       0.43    $10.63    8.99%   $256,926      0.72%      4.43%      0.73%        59%
---------------------------------------------------------------------------------------------------------------------------
MICHIGAN MUNICIPAL BOND FUND
Ticker Symbol: KNMIX
Year ended  1996              (0.39)      (0.04)   $10.08    3.51%   $152,623      0.70%      3.83%      0.70%        24%
Year ended  1997              (0.41)       0.13    $10.21    5.52%   $111,735      0.69%      4.04%      0.70%        13%
Year ended  1998              (0.42)       0.06    $10.27    4.75%   $117,957      0.69%      3.97%      0.70%        51%
Year ended  1999              (0.41)      (0.34)   $ 9.93    0.67%   $102,608      0.71%      3.98%      0.72%        14%
Year ended  2000              (0.44)       0.17    $10.10    6.31%   $ 87,926      0.68%      4.17%      0.69%        36%
---------------------------------------------------------------------------------------------------------------------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
 (1) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


                      See Notes to Financial Statements.

 FINANCIAL HIGHLIGHTS
 TAX-FREE BOND FUNDS
 INVESTMENT SHARES
 ------------------------------------------------------------------------------

                            Increase (Decrease) in Net
                               Assets Resulting from
                                    Operations                                    Less Dividends and Distributions from
                            ---------------------------                    ------------------------------------------------------
                                      Net Realized and
                                         Unrealized             Net                                Net Realized
                  Net Asset             Gains (Losses)  Increase/(Decrease)             In Excess    Gains on   In Excess
                    Value      Net      on Investments     in Net Assets       Net        of Net   Investments   of Net
                  Beginning Investment   and Futures      Resulting from    Investment  Investment and Futures  Realized
                  of Period   Income      Contracts         Operations        Income      Income    Contracts     Gains
---------------------------------------------------------------------------------------------------------------------------------
TAX-FREE INCOME FUND
Ticker Symbol: KTFIX
Year ended  1996   $10.52      0.41         (0.05)              0.36          (0.43)          --       (0.12)      (0.04)
Year ended  1997   $10.29      0.42          0.42               0.84          (0.42)       (0.01)      (0.03)         --
Year ended  1998   $10.67      0.42          0.15               0.57          (0.42)          --       (0.05)         --
Year ended  1999   $10.77      0.42         (0.78)             (0.36)         (0.42)          --          --       (0.01)
Year ended  2000   $ 9.98      0.44          0.73               1.17          (0.44)          --          --          --
---------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE TAX-FREE FUND
Ticker Symbol: KNMBX
Year ended  1996   $10.52      0.42         (0.09)              0.33          (0.41)       (0.02)         --          --
Year ended  1997   $10.42      0.43          0.26               0.69          (0.43)          --          --          --
Year ended  1998   $10.68      0.42          0.11               0.53          (0.42)          --       (0.03)         --
Year ended  1999   $10.76      0.43         (0.56)             (0.13)         (0.42)          --          --       (0.01)
Year ended  2000   $10.20      0.44          0.43               0.87          (0.44)          --          --          --
---------------------------------------------------------------------------------------------------------------------------------
MICHIGAN MUNICIPAL BOND FUND
Ticker Symbol: KNMVX
Year ended  1996   $10.11      0.38         (0.05)              0.33          (0.35)       (0.02)         --          --
Year ended  1997   $10.07      0.39          0.14               0.53          (0.40)          --          --          --
Year ended  1998   $10.20      0.39          0.07               0.46          (0.39)          --       (0.01)         --
Year ended  1999   $10.26      0.39         (0.34)              0.05          (0.39)          --          --          --
Year ended  2000   $ 9.92      0.41          0.18               0.59          (0.41)          --       (0.01)         --
---------------------------------------------------------------------------------------------------------------------------------
                      Less Dividends
                          and
                      Distributions
                          from                                                     Ratios/Supplemental Data
                      -------------                                   -------------------------------------------------------
                                                                                              Ratio of
                                                                                                Net
                           Total        Net      Net Asset            Net Assets,  Ratio of  Investment  Ratio of
                         Dividends   Change in    Value,                End of     Expenses  Income to   Expenses   Portfolio
                            and      Net Asset    End of     Total      Period    to Average  Average   to Average  Turnover
                       Distributions   Value      Period   Return (1)   (000's)   Net Assets Net Assets Net Assets* Rate (2)
------------------------------------------------------------------------------------------------------------------------------
TAX-FREE INCOME FUND
Ticker Symbol: KTFIX
Year ended  1996          (0.59)       (0.23)     $10.29     3.53%     $  936       1.07%      4.14%      1.07%        40%
Year ended  1997          (0.46)        0.38      $10.67     8.32%     $1,712       1.04%      4.05%      1.05%        16%
Year ended  1998          (0.47)        0.10      $10.77     5.43%     $1,938       1.06%      3.91%      1.07%        53%
Year ended  1999          (0.43)       (0.79)     $ 9.98    (3.40%)    $1,554       1.07%      4.05%      1.08%       109%
Year ended  2000          (0.44)        0.73      $10.71    11.97%     $1,479       1.03%      4.36%      1.04%       119%
------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE TAX-FREE FUND
Ticker Symbol: KNMBX
Year ended  1996          (0.43)       (0.10)     $10.42     3.17%     $3,368       0.98%      4.09%      0.98%        35%
Year ended  1997          (0.43)        0.26      $10.68     6.80%     $3,534       0.97%      4.06%      0.98%        23%
Year ended  1998          (0.45)        0.08      $10.76     5.09%     $4,038       0.98%      3.97%      0.99%        40%
Year ended  1999          (0.43)       (0.56)     $10.20    (1.27%)    $3,745       0.98%      3.97%      0.99%        63%
Year ended  2000          (0.44)        0.43      $10.63     8.72%     $2,989       0.97%      4.18%      0.98%        59%
------------------------------------------------------------------------------------------------------------------------------
MICHIGAN MUNICIPAL
Ticker Symbol: KNMVX
Year ended  1996          (0.37)       (0.04)     $10.07     3.36%     $2,422       0.85%      3.68%      0.95%        24%
Year ended  1997          (0.40)        0.13      $10.20     5.38%     $4,413       0.84%      3.88%      0.95%        13%
Year ended  1998          (0.40)        0.06      $10.26     4.60%     $5,946       0.84%      3.82%      0.95%        51%
Year ended  1999          (0.39)       (0.34)     $ 9.92     0.51%     $4,378       0.86%      3.83%      0.97%        14%
Year ended  2000          (0.42)       (0.17)     $10.09     6.05%     $3,629       0.83%      4.01%      0.94%        36%
------------------------------------------------------------------------------------------------------------------------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
 (1) Calculation does not include sales charge. Effective May 1, 1997, the Investment Shares were not assessed a sales charge.
 (2) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                      See Notes to Financial Statements.

 FINANCIAL HIGHLIGHTS

 MONEY MARKET FUNDS

 INSTITUTIONAL SHARES

 ------------------------------------------------------------------------------

                                                                                               Ratios/Supplemental Data
                                                                                     ---------------------------------------------
                                                                                                             Ratio of
                                                Less                                                           Net
                        Net Asset            Dividends     Net    Net Asset          Net Assets,  Ratio of  Investment  Ratio of
                         Value,      Net      from Net  Change in  Value,              End of     Expenses  Income to   Expenses
                        Beginning Investment Investment Net Asset  End of   Total      Period    to Average  Average   to Average
                        of Period   Income     Income     Value    Period   Return     (000's)   Net Assets Net Assets Net Assets*
 ---------------------------------------------------------------------------------------------------------------------------------
  MONEY MARKET FUND
  Ticker Symbol: KIMXX
  Year ended    1996     $1.000     0.050      (0.050)      --     $1.000    5.06%    $483,919      0.52%      4.95%      0.62%
  Year ended    1997     $1.000     0.051      (0.051)      --     $1.000    5.23%    $474,378      0.52%      5.11%      0.62%
  Year ended    1998     $1.000     0.050      (0.050)      --     $1.000    5.13%    $693,399      0.55%      5.00%      0.64%
  Year ended    1999     $1.000     0.047      (0.047)      --     $1.000    4.80%    $654,771      0.54%      4.70%      0.63%
  Year ended    2000     $1.000     0.059      (0.059)      --     $1.000    6.04%    $727,435      0.54%      5.89%      0.62%
 ---------------------------------------------------------------------------------------------------------------------------------
  GOVERNMENT MONEY MARKET FUND
  Ticker Symbol: KGIXX
  Period ended  1997(1)  $1.000     0.031      (0.031)      --     $1.000    3.10%/\/\$ 94,624      0.35%/\    5.23%/\    0.69%/\
  Year ended    1998     $1.000     0.051      (0.051)      --     $1.000    5.17%    $166,922      0.38%      5.03%      0.69%
  Year ended    1999     $1.000     0.047      (0.047)      --     $1.000    4.81%    $215,401      0.37%      4.73%      0.65%
  Year ended    2000     $1.000     0.059      (0.059)      --     $1.000    6.03%    $309,711      0.39%      5.92%      0.63%
 ---------------------------------------------------------------------------------------------------------------------------------
  MICHIGAN MUNICIPAL MONEY MARKET FUND
  Ticker Symbol: KMIXX
  Year ended    1996     $1.000     0.030      (0.030)      --     $1.000    3.11%    $155,424      0.54%      3.06%      0.64%
  Year ended    1997     $1.000     0.033      (0.033)      --     $1.000    3.31%    $211,682      0.52%      3.27%      0.63%
  Year ended    1998     $1.000     0.030      (0.030)      --     $1.000    3.06%    $323,272      0.54%      3.00%      0.64%
  Year ended    1999     $1.000     0.028      (0.028)      --     $1.000    2.86%    $292,619      0.53%      2.82%      0.63%
  Year ended    2000     $1.000     0.037      (0.037)      --     $1.000    3.73%    $295,219      0.53%      3.67%      0.62%
 ---------------------------------------------------------------------------------------------------------------------------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
 /\    Annualized.
 /\/\  Not Annualized.
 (1) The Institutional Class of the Government Money Market Fund commenced operations on June 2, 1997.


                      See Notes to Financial Statements.

 FINANCIAL HIGHLIGHTS

 MONEY MARKET FUNDS

 INVESTMENT SHARES

 ------------------------------------------------------------------------------

                                                                                                     Ratios/Supplemental Data
                                                                                                 ---------------------------------
                                                                                                             Ratio of
                                                Less                                                           Net
                        Net Asset            Dividends     Net    Net Asset          Net Assets,  Ratio of  Investment  Ratio of
                         Value,      Net      from Net  Change in  Value,              End of     Expenses  Income to   Expenses
                        Beginning Investment Investment Net Asset  End of   Total      Period    to Average  Average   to Average
                        of Period   Income     Income     Value    Period   Return     (000's)   Net Assets Net Assets Net Assets*
 ---------------------------------------------------------------------------------------------------------------------------------
  MONEY MARKET FUND
  Ticker Symbol: N/A
  Year ended    1996     $1.000     0.050      (0.050)      --     $1.000    5.06%     $  804       0.52%      4.94%      0.62%
  Year ended    1997     $1.000     0.051      (0.051)      --     $1.000    5.23%     $1,179       0.52%      5.11%      0.62%
  Year ended    1998     $1.000     0.050      (0.050)      --     $1.000    5.13%     $3,728       0.55%      5.00%      0.64%
  Year ended    1999     $1.000     0.047      (0.047)      --     $1.000    4.80%     $2,141       0.55%      4.71%      0.63%
  Year ended    2000     $1.000     0.058      (0.058)      --     $1.000    6.00%     $2,949       0.58%      5.82%      0.67%
 ---------------------------------------------------------------------------------------------------------------------------------
  GOVERNMENT MONEY MARKET FUND
  Ticker Symbol: N/A
  Period ended  1997(1)  $1.000     0.030      (0.030)      --     $1.000    3.06%/\/\ $    2       0.43%/\    5.17%/\    0.77%/\
  Year ended    1998     $1.000     0.051      (0.051)      --     $1.000    5.17%     $   93       0.38%      4.92%      0.69%
  Year ended    1999     $1.000     0.047      (0.047)      --     $1.000    4.81%     $  120       0.37%      4.71%      0.65%
  Year ended    2000     $1.000     0.058      (0.058)      --     $1.000    5.99%     $1,885       0.54%      5.88%      0.78%
 ---------------------------------------------------------------------------------------------------------------------------------
  MICHIGAN MUNICIPAL MONEY MARKET FUND
  Ticker Symbol: N/A
  Year ended    1996     $1.000     0.030      (0.030)      --     $1.000    3.11%     $  782       0.54%      3.06%      0.64%
  Year ended    1997     $1.000     0.033      (0.033)      --     $1.000    3.31%     $  289       0.52%      3.22%      0.63%
  Year ended    1998     $1.000     0.030      (0.030)      --     $1.000    3.06%     $  346       0.54%      3.02%      0.64%
  Year ended    1999     $1.000     0.028      (0.028)      --     $1.000    2.86%     $  658       0.53%      2.82%      0.63%
  Year ended    2000     $1.000     0.036      (0.036)      --     $1.000    3.70%     $  160       0.54%      3.44%      0.63%
 ---------------------------------------------------------------------------------------------------------------------------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
 /\     Annualized.
 /\/\  Not Annualized.
 (1) The Investment Class of the Government Money Market Fund commenced operations on June 2, 1997.

                      See Notes to Financial Statements.